UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-02628

Fidelity Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Limited Term Municipal Income Fund

Annual Report
December 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.2.75% sales charge)	-7.44%	0.01%	0.38%
Class M (incl.2.75% sales charge)	-7.44%	0.03%	0.40%
Class C (incl. contingent deferred sales charge)	-6.45%	-0.16%	0.07%
Fidelity® Limited Term Municipal Income Fund	-4.46%	0.89%	0.98%
Class I	-4.55%	0.87%	0.93%
Class Z	-4.40%	0.93%	0.96%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Limited Term Municipal Income Fund, a class of the fund,  on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

$9,500
10,000
10,500
11,000
11,500
12,000
12,500
13,000
13,500
14,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$11,026 Fidelity® Limited Term Municipal Income Fund
$12,348 Bloomberg Municipal Bond Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Michael Maka:
For the fiscal year ending December 31, 2022, the fund's share classes (excluding sales charges, if any) returned roughly -4.5% to -5.5%, lagging the -3.55% result of the benchmark Bloomberg 1-6 Year Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the index, the fund's overweight in lower-rated investment-grade bonds was a key detractor, given that they underperformed as credit spreads widened. An underweight in some of the highest-quality securities, particularly AAA-rated prerefunded bonds, also crimped the relative result because these securities typically outpaced the benchmark. Larger-than-index exposure to the airport segment detracted as well. Differences in the way fund holdings and index components were priced further hindered relative performance. In contrast, yield-curve positioning contributed to performance, relative to the benchmark. The fund was overweight the seven-year part of the curve and underweight the two-year portion, which was advantageous as the municipal yield curve flattened in the latter part of the year. A higher-than-average yield on the fund's underlying holdings provided another boost to the relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Five States (% of Fund's net assets)

Texas	11.6
Illinois	9.7
New York	8.1
Florida	6.7
New Jersey	6.2

Revenue Sources (% of Fund's net assets)
General Obligations	26.7%
Transportation	24.2%
Health Care	12.9%
Electric Utilities	6.1%
State G.O.	6.1%
Others* (Individually Less Than 5%)	24.0%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets

Municipal Bonds - 98.6%
	Principal Amount (a) (000s)	Value ($) (000s)
Alabama - 1.4%
Birmingham Arpt. Auth. Series 2020:
5% 7/1/26 (Build America Mutual Assurance Insured)	555	591
5% 7/1/27 (Build America Mutual Assurance Insured)	500	540
Black Belt Energy Gas District:
Bonds (Proj. No. 5) Series A, 4%, tender 10/1/26 (b)	4,000	3,943
Series 2022 C1:
5.25% 12/1/26	1,845	1,920
5.25% 6/1/27	1,290	1,346
5.25% 12/1/27	1,170	1,224
5.25% 6/1/28	1,540	1,616
5.25% 12/1/28	1,275	1,339
5.25% 6/1/29	1,000	1,048
Mobile County Board of School Commissioners:
Series 2016 A:
5% 3/1/23	830	832
5% 3/1/24	1,225	1,253
5% 3/1/25	1,225	1,281
Series 2016 B, 5% 3/1/24	1,210	1,237
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1%, tender 6/26/25 (b)	5,030	4,770
Southeast Alabama Gas Supply District Bonds (Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	2,460	2,451
Southeast Energy Auth. Rev. Bonds:
(Proj. No. 2) Series 2021 B1:
4% 6/1/24	600	601
4% 6/1/25	725	728
4% 6/1/26	1,500	1,507
4% 6/1/27	2,440	2,444
4% 6/1/28	3,780	3,768
Bonds Series 2022 B1, 5%, tender 8/1/28 (b)	6,035	6,195
TOTAL ALABAMA		40,634
Alaska - 0.2%
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	1,230	1,187
Alaska Muni. Bond Bank Series 2015 B, 5% 3/1/28 (c)	1,390	1,434
Anchorage Gen. Oblig. Series 2014 B, 5% 9/1/24	2,030	2,099
TOTAL ALASKA		4,720
Arizona - 3.9%
Arizona Board of Regents Arizona State Univ. Rev.:
Series 2016 A, 5% 7/1/26	275	290
Series 2021:
5% 8/1/26	1,100	1,188
5% 8/1/27	1,500	1,650
Arizona Ctfs. of Prtn. Series 2019 A, 5% 10/1/24 (Escrowed to Maturity)	2,025	2,103
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/23	980	996
5% 12/1/24	1,465	1,519
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A:
5% 2/1/24	1,200	1,225
5% 2/1/25	1,100	1,146
5% 2/1/26	1,200	1,276
5% 2/1/27	1,200	1,299
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	8,765	9,147
Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (b)	1,625	1,612
Series 2007, 2.7%, tender 8/14/23 (b)(c)	13,435	13,347
Series 2019, 5%, tender 6/3/24 (b)(c)	40,560	41,203
Coconino County Poll. Cont. Corp. Rev. Bonds Series 2017 B, 1.65%, tender 3/31/23 (b)	1,505	1,498
Glendale Union School District 205 Series A:
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	200	215
5% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	250	273
Maricopa County Indl. Dev. Auth. Sr. Living Facilities (Christian Care Surprise, Inc. Proj.) Series 2016, 5% 1/1/26 (d)	985	906
Maricopa County Rev.:
Bonds Series 2019 D, 5%, tender 5/15/26 (b)	5,155	5,473
Series 2016 A, 5% 1/1/25	4,725	4,912
Maricopa County Spl. Health Care District Gen. Oblig. Series 2021 D:
5% 7/1/25	1,165	1,228
5% 7/1/26	3,000	3,227
Maricopa County Unified School District #48 Scottsdale Series D:
4% 7/1/24	1,000	1,018
4% 7/1/25	800	825
4% 7/1/26	900	940
4% 7/1/27	225	238
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 D, 5% 7/1/25	2,110	2,224
Series 2019 B:
5% 7/1/24 (c)	1,550	1,585
5% 7/1/25 (c)	1,500	1,557
Phoenix Civic Impt. Corp. Series 2019 B, 5% 7/1/28	1,910	2,091
Tucson Ctfs. of Prtn. Series 2016, 5% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	1,245	1,334
Univ. of Arizona Univ. Revs. Series 2019 A, 5% 6/1/26	1,250	1,347
Western Maricopa Ed. Ctr. District Series 2019 B, 5% 7/1/26	2,000	2,152
TOTAL ARIZONA		111,044
California - 3.8%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2021 A, 2%, tender 4/1/28 (b)	7,365	6,805
Series A, 2.95%, tender 4/1/26 (b)	5,000	4,946
Series B, 2.85%, tender 4/1/25 (b)	4,090	4,053
California Gen. Oblig.:
Series 2017, 5% 8/1/26	1,200	1,301
Series 2020, 4% 11/1/26	700	735
California Muni. Fin. Auth. Ctfs. of Prtn. Series 2021, 5% 11/1/27 (d)	1,500	1,553
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2017 A, 0.7%, tender 12/1/23 (b)(c)	4,005	3,882
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C, 5% 8/1/24	965	1,000
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2015 A, 5% 6/1/40 (Pre-Refunded to 6/1/25 @ 100)	9,380	9,926
Series 2017 A1, 5% 6/1/24 (Escrowed to Maturity)	1,085	1,122
Series A, 0% 6/1/24 (Escrowed to Maturity)	3,390	3,258
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Series 2022 G, 5% 12/1/24	1,500	1,568
Los Angeles Dept. Arpt. Rev.:
Series 2016 A:
5% 5/15/24 (c)	890	911
5% 5/15/24 (Escrowed to Maturity) (c)	120	123
5% 5/15/25 (c)	880	913
5% 5/15/25 (Escrowed to Maturity) (c)	120	126
Series 2017 B, 5% 5/15/25 (c)	2,265	2,349
Series 2018 B:
5% 5/15/25 (c)	1,305	1,355
5% 5/15/26 (c)	1,545	1,631
Series 2018 C, 5% 5/15/27 (c)	1,615	1,714
Series 2020 C, 5% 5/15/26 (c)	2,645	2,792
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (b)	10,000	9,992
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	515	522
Palomar Health Rev. Series 2016:
5% 11/1/23	1,955	1,978
5% 11/1/24	1,955	2,004
5% 11/1/25	1,000	1,040
Port of Oakland Rev.:
Series 2021 H, 5% 5/1/28 (c)	1,000	1,072
Series H:
5% 5/1/26 (c)	1,830	1,915
5% 5/1/27 (c)	3,400	3,602
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2020 C, 5% 7/1/26 (c)	1,000	1,050
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A:
5% 1/1/24 (c)	1,660	1,683
5% 1/1/27 (c)	2,405	2,538
Series 2022 A:
5% 5/1/26 (c)	4,535	4,761
5% 5/1/27 (c)	4,590	4,862
5% 5/1/28 (c)	6,130	6,541
5% 5/1/29 (c)	4,100	4,405
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (Assured Guaranty Muni. Corp. Insured)	1,350	1,390
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (b)	8,000	7,472
TOTAL CALIFORNIA		108,890
Colorado - 1.7%
Colorado Health Facilities Auth. Rev. Bonds Bonds Series 2019 B:
5%, tender 8/1/25 (b)	2,950	3,037
5%, tender 8/1/26 (b)	2,035	2,125
5%, tender 11/19/26 (b)	615	663
5%, tender 11/19/26 (b)	6,065	6,424
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	1,210	1,221
Series 2019 H, 4.25% 11/1/49	620	626
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2020, 5% 6/1/26	1,000	1,071
Colorado Springs Utils. Rev. Series 2020:
5% 11/15/25	1,320	1,407
5% 11/15/25	1,020	1,087
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (b)	14,940	15,312
Denver City & County Arpt. Rev.:
Series 2018 A, 5% 12/1/29 (c)	1,205	1,287
Series 2020 B1, 5% 11/15/24 (c)	1,500	1,546
E-470 Pub. Hwy. Auth. Rev. Series 2020 A, 5% 9/1/26	1,750	1,881
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2019 C, 2%, tender 10/15/24 (b)	9,030	8,826
Series 2021 C3A, 2%, tender 10/15/25 (b)	1,625	1,577
Series 2021 C3B, 2%, tender 10/15/26 (b)	1,345	1,289
TOTAL COLORADO		49,379
Connecticut - 3.1%
Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/26	1,925	2,063
Series 2019 A:
5% 4/15/25	4,380	4,604
5% 4/15/26	2,355	2,528
5% 4/15/30	965	1,084
Series 2020 C, 2% 6/1/25	1,000	967
Series 2021 D:
5% 7/15/24	1,990	2,057
5% 7/15/25	1,685	1,781
Series 2022 A, 4% 1/15/26	1,025	1,062
Series 2022 E:
5% 11/15/25	6,000	6,390
5% 11/15/26	6,000	6,513
Series 2022 G:
5% 11/15/25	6,000	6,390
5% 11/15/26	6,000	6,513
Series C, 4% 6/1/26	1,100	1,144
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A3, 0.25%, tender 2/9/24 (b)	4,155	3,993
Series 2014 B, 1.8%, tender 7/1/24 (b)	3,150	3,049
Series 2016 A, 2%, tender 7/1/26 (b)	1,725	1,634
Series 2017 B, 5% 7/1/29	7,075	8,111
Series 2018 S:
5% 7/1/23	1,455	1,468
5% 7/1/24	1,000	1,028
Series 2019 A:
4% 7/1/23 (d)	1,045	1,040
4% 7/1/24 (d)	1,090	1,064
5% 7/1/25 (d)	705	696
5% 7/1/28 (d)	1,315	1,281
5% 7/1/29 (d)	940	912
Series 2022 M:
5% 7/1/24	175	178
5% 7/1/27	250	265
5% 7/1/28	300	321
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A, 5% 1/1/24	1,650	1,650
Series 2021 C, 5% 1/1/25	1,280	1,338
Series A:
5% 5/1/24	1,000	1,029
5% 9/1/26	1,025	1,110
Hartford County Metropolitan District Gen. Oblig. Series 2021 A:
5% 9/1/27	800	882
5% 9/1/28	775	870
Hartford Gen. Oblig. Series 2015 C, 5% 7/15/25 (Assured Guaranty Muni. Corp. Insured)	2,065	2,180
New Britain Gen. Oblig. Series 2009, 5% 4/1/24 (Escrowed to Maturity)	745	756
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (Assured Guaranty Muni. Corp. Insured)	980	1,030
Stratford Gen. Oblig. Series 2019:
5% 1/1/25	3,890	4,053
5% 1/1/26	3,735	3,958
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/26	1,000	1,084
TOTAL CONNECTICUT		88,076
Delaware - 0.0%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (b)	1,475	1,396
District Of Columbia - 2.5%
District of Columbia Income Tax Rev.:
Series 2020 A, 5% 3/1/24	715	733
Series 2022 C, 5% 12/1/27	5,900	6,556
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2019 C, 1.75%, tender 10/1/24 (b)	7,540	7,287
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2014 A, 5% 10/1/23 (c)	1,035	1,046
Series 2017 A, 5% 10/1/26 (c)	12,905	13,622
Series 2018 A, 5% 10/1/23 (c)	3,000	3,031
Series 2019 A:
5% 10/1/23 (c)	465	470
5% 10/1/25 (c)	1,410	1,472
Series 2020 A:
5% 10/1/23 (c)	2,390	2,414
5% 10/1/24 (c)	4,470	4,589
5% 10/1/25 (c)	4,470	4,665
Series 2021 A:
5% 10/1/25 (c)	3,000	3,131
5% 10/1/28 (c)	20,500	21,970
TOTAL DISTRICT OF COLUMBIA		70,986
Florida - 6.7%
Brevard County Health Facilities Auth. Rev. Series 2023 A:
5% 4/1/26 (e)	1,920	2,000
5% 4/1/28 (e)	2,115	2,248
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/25 (c)	6,645	6,652
Series 2015 C, 5% 10/1/24 (c)	1,015	1,043
Series 2019 A:
5% 10/1/23 (c)	1,200	1,213
5% 10/1/24 (c)	1,300	1,336
5% 10/1/25 (c)	1,500	1,563
Series 2019 B:
5% 10/1/24 (c)	750	771
5% 10/1/25 (c)	755	787
Series C, 5% 10/1/23 (c)	3,930	3,972
Broward County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/24	1,120	1,153
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A:
5% 10/1/24	540	548
5% 10/1/26	1,940	1,975
Central Florida Expressway Auth. Sr. Lien Rev. Series 2021:
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	1,485	1,597
5% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	8,200	8,978
Florida Hsg. Fin. Corp. Rev. Series 2021 1, 3% 1/1/52	5,840	5,678
Florida Keys Aqueduct Auth. Wtr. Rev. Series 2021 B, 5% 9/1/25	2,360	2,501
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/23	1,240	1,254
5% 10/1/24	1,955	2,001
5% 10/1/25	1,710	1,750
5% 10/1/26	1,955	2,000
Florida Muni. Pwr. Agcy. Rev. Series 2016 A, 4% 10/1/26	530	551
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/25 (Escrowed to Maturity) (c)	620	653
Series 2016, 5% 10/1/26 (c)	1,300	1,372
Series 2017 A:
5% 10/1/25 (c)	320	333
5% 10/1/25 (Escrowed to Maturity) (c)	1,675	1,760
5% 10/1/26 (c)	545	572
5% 10/1/26 (Escrowed to Maturity) (c)	2,025	2,164
5% 10/1/27 (Escrowed to Maturity) (c)	580	630
Series 2019 A:
5% 10/1/24 (c)	12,700	13,070
5% 10/1/25 (c)	6,700	6,993
5% 10/1/27 (c)	1,940	2,065
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/23	1,295	1,303
Hillsborough County Aviation Auth. Rev. Series A, 5% 10/1/26 (Pre-Refunded to 10/1/23 @ 100) (c)	2,910	2,953
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/23	345	350
5% 10/1/24	785	815
5% 10/1/25	610	646
5% 10/1/26	435	469
5% 10/1/27	345	379
5% 10/1/28	685	765
5% 10/1/29	595	675
5% 10/1/30	560	645
5% 10/1/32	510	602
Lee County Arpt. Rev. Series 2021 A:
5% 10/1/23 (c)	475	479
5% 10/1/24 (c)	1,795	1,833
5% 10/1/25 (c)	3,325	3,457
Lee Memorial Health Sys. Hosp. Rev. Bonds Series 2019 A2, 5%, tender 4/1/26 (b)	4,810	4,917
Manatee County School District Series 2017, 5% 10/1/24 (Assured Guaranty Muni. Corp. Insured)	1,270	1,317
Miami-Dade County Aviation Rev.:
Series 2012 A, 5% 10/1/24 (c)	1,800	1,810
Series 2014 A, 5% 10/1/31 (c)	1,750	1,783
Series 2016 A, 5% 10/1/27	1,275	1,369
Series 2020 A, 5% 10/1/23	3,810	3,866
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.) Series 2013 A, 5% 7/1/23	1,955	1,969
Series 2014 B, 5% 7/1/23	3,180	3,204
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (b)	9,695	9,948
Series 2014 D, 5% 11/1/23	7,485	7,607
Series 2015 A:
5% 5/1/23	6,360	6,399
5% 5/1/27 (Assured Guaranty Muni. Corp. Insured)	1,880	1,971
Series 2015 B, 5% 5/1/24	29,155	29,950
Orange County Hsg. Fin. Auth. Multi-family Rev. Bonds Series 2021 B, 0.55%, tender 7/1/24 (b)	9,950	9,409
Palm Beach County Health Facilities Auth. Hosp. Rev.:
(Jupiter Med. Ctr. Proj.) Series 2022, 5% 11/1/28	150	160
Series 2014:
5% 12/1/23 (Escrowed to Maturity)	190	194
5% 12/1/24 (Escrowed to Maturity)	380	394
Palm Beach County Health Facilities Auth. Rev.:
Series 2015 C:
5% 5/15/24	1,000	1,000
5% 5/15/30	2,490	2,407
Series 2021 C, 4% 5/15/29	1,440	1,315
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	2,170	2,055
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	980	1,033
5% 7/1/26	1,115	1,198
Village Cmnty. Dev. District No. 13 Series 2019, 2.625% 5/1/24	245	238
TOTAL FLORIDA		192,067
Georgia - 4.8%
Atlanta Arpt. Rev.:
Series 2014 C, 5% 1/1/29 (c)	900	912
Series 2020 A, 5% 7/1/26 (c)	3,000	3,156
Series 2020 B:
5% 7/1/27 (c)	4,000	4,246
5% 7/1/29 (c)	1,920	2,069
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 2009 1st, 2.75%, tender 3/15/23 (b)	21,200	21,158
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (b)	6,480	6,444
Series 2012, 1.7%, tender 8/22/24 (b)	3,400	3,285
Series 2013 1st, 2.925%, tender 3/12/24 (b)	9,930	9,818
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2017 E, 3.25%, tender 2/3/25 (b)	900	893
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/26 (b)	4,840	5,087
Georgia Gen. Oblig. Series 2016 A, 5% 2/1/27	4,980	5,339
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2020 A:
4% 11/1/23	920	925
4% 11/1/24	1,420	1,440
5% 1/1/25	1,000	1,035
5% 1/1/26	1,125	1,184
5% 1/1/26	1,000	1,052
5% 1/1/27	760	808
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series 2014 U, 5% 10/1/23	2,365	2,400
Georgia Road & Thruway Auth. Rev. Series 2020:
5% 6/1/24	2,500	2,575
5% 6/1/25	5,000	5,267
5% 6/1/26	2,500	2,690
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 C, 4%, tender 12/1/23 (b)	10,210	10,202
Series 2021 A, 4%, tender 9/1/27 (b)	15,000	14,877
Series 2021 C, 4%, tender 12/1/28 (b)	16,990	16,592
Series 2022 A:
4% 12/1/23	265	265
4% 12/1/24	1,100	1,102
4% 12/1/25	170	170
4% 12/1/26	1,955	1,954
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	6,505	6,240
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.):
Series 2014, 5% 4/1/24 (Escrowed to Maturity)	1,810	1,856
Series 2021, 5% 4/1/26	1,200	1,264
Series 2020 B, 5% 9/1/25	2,570	2,731
TOTAL GEORGIA		139,036
Hawaii - 0.8%
Hawaii Arpts. Sys. Rev. Series 2022 B, 5% 7/1/24 (c)	3,500	3,589
Hawaii Gen. Oblig. Series 2015 EZ, 5% 10/1/26	10,000	10,631
Honolulu City & County Gen. Oblig.:
Series 2016 C, 5% 10/1/28	1,000	1,124
Series 2020 F:
5% 7/1/24	1,575	1,627
5% 7/1/25	1,255	1,327
5% 7/1/26	800	864
Series 2022 A, 5% 11/1/26	1,985	2,158
State of Hawaii Dept. of Trans. Series 2013, 5% 8/1/23 (c)	1,440	1,454
TOTAL HAWAII		22,774
Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	310	311
Illinois - 9.7%
Champaign County Cmnty. Unit Series 2019, 4% 6/1/24	420	425
Chicago Board of Ed.:
Series 2017 C:
5% 12/1/26	485	497
5% 12/1/27	1,830	1,870
Series 2018 C, 5% 12/1/24	13,000	13,238
Series 2019 A, 0% 12/1/26	3,500	2,989
Chicago Gen. Oblig. Series 2020 A, 5% 1/1/30	2,005	2,113
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2007, 5.25% 12/1/32	2,920	3,498
Chicago Midway Arpt. Rev.:
Series 2013 B, 5% 1/1/25	1,700	1,702
Series 2014 A:
5% 1/1/24 (c)	10,490	10,633
5% 1/1/26 (c)	3,475	3,520
Series 2014 B, 5% 1/1/23	200	200
Series 2016 A:
5% 1/1/27 (c)	2,810	2,912
5% 1/1/28 (c)	500	517
Chicago Motor Fuel Tax Rev. Series 2013, 5% 1/1/23 (Escrowed to Maturity)	525	525
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 B, 4% 1/1/27 (c)	1,220	1,220
Series 2013 A, 5% 1/1/23 (c)	2,730	2,730
Series 2015 A:
5% 1/1/24 (c)	1,230	1,247
5% 1/1/26 (c)	1,600	1,645
5% 1/1/27 (c)	1,000	1,027
Series 2015 B, 5% 1/1/24	1,525	1,555
Series 2016 A, 5% 1/1/27 (c)	840	873
Series 2017 D:
5% 1/1/26 (c)	445	463
5% 1/1/27 (c)	1,595	1,678
5% 1/1/29 (c)	215	225
Series 2020 B, 5% 1/1/26	1,310	1,396
Series 2022 A, 5% 1/1/26 (c)	830	864
Series 2022 C:
5% 1/1/23 (c)	500	500
5% 1/1/24 (c)	2,000	2,027
5% 1/1/26 (c)	2,300	2,395
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017, 5% 6/1/25	1,225	1,270
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,175	1,175
Cook County Gen. Oblig.:
Series 2021 A:
5% 11/15/23	375	380
5% 11/15/24	425	439
5% 11/15/25	425	448
5% 11/15/26	850	908
5% 11/15/27	1,075	1,163
Series 2021 B:
4% 11/15/24	1,475	1,496
4% 11/15/25	1,100	1,127
4% 11/15/26	555	571
4% 11/15/27	565	584
4% 11/15/28	285	295
Series 2022 A:
5% 11/15/24	7,590	7,835
5% 11/15/25	5,585	5,886
5% 11/15/26	300	320
5% 11/15/27	325	352
5% 11/15/28	350	384
5% 11/15/29	1,315	1,460
Cook County Sales Tax Rev.:
Series 2022 A:
5% 11/15/26	635	683
5% 11/15/27	350	381
5% 11/15/28	190	210
5% 11/15/29	140	157
5% 11/15/30	315	356
Series 2022 B:
5% 11/15/25	815	862
5% 11/15/26	360	387
5% 11/15/27	470	511
5% 11/15/28	290	320
5% 11/15/29	265	297
5% 11/15/30	275	311
Illinois Fin. Auth.:
Bonds Series 2020 B:
5%, tender 11/15/24 (b)	2,125	2,171
5%, tender 11/15/26 (b)	2,830	2,984
Series 2015:
5% 5/1/45 (Pre-Refunded to 5/1/25 @ 100)	1,190	1,246
5% 5/1/45 (Pre-Refunded to 5/1/25 @ 100)	7,450	7,827
Series 2020 A, 5% 8/15/24	1,080	1,117
Series 2022 A:
5% 10/1/26	265	271
5% 10/1/28	330	340
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	1,650	1,707
(Edward-Elmhurst Healthcare) Series 2017 A, 5% 1/1/25 (Escrowed to Maturity)	740	769
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/26	4,300	4,547
5% 5/15/27	9,260	9,899
Series 2008 A3, 5% 11/1/30	1,545	1,611
Series 2015 A:
5% 11/15/24	1,490	1,537
5% 11/15/25	1,905	2,001
5% 11/15/26	1,955	2,051
Series 2015 B, 5% 11/15/24	1,910	1,977
Series 2016 A:
5% 2/15/23	980	982
5% 8/15/24 (Escrowed to Maturity)	2,135	2,206
5.25% 8/15/28 (Pre-Refunded to 8/15/26 @ 100)	1,000	1,086
5.25% 8/15/29 (Pre-Refunded to 8/15/26 @ 100)	5,850	6,351
Series 2016 C:
5% 2/15/24	5,220	5,324
5% 2/15/27	1,875	2,030
Series 2016:
5% 5/15/25	490	510
5% 5/15/26	980	1,036
5% 5/15/27	1,225	1,291
Series 2017, 5% 1/1/25	2,260	2,362
Series 2019:
5% 9/1/23	400	402
5% 9/1/24	415	421
5% 9/1/25	300	306
5% 4/1/26	1,625	1,714
5% 9/1/26	300	308
5% 4/1/27	2,135	2,281
5% 9/1/27	500	516
5% 4/1/28	1,425	1,540
5% 4/1/29	2,000	2,182
Illinois Gen. Oblig.:
Series 2012 A, 4% 1/1/23	1,245	1,245
Series 2013, 5.5% 7/1/25	265	267
Series 2014:
5% 4/1/23	2,165	2,172
5% 2/1/25	2,275	2,300
Series 2016:
4% 2/1/30 (Assured Guaranty Muni. Corp. Insured)	3,760	3,791
5% 2/1/24	3,100	3,140
5% 1/1/26	2,970	3,047
Series 2017 C, 5% 11/1/29	1,000	1,024
Series 2017 D:
5% 11/1/25	6,635	6,801
5% 11/1/26	4,200	4,329
Series 2018 A, 5% 10/1/26	4,615	4,755
Series 2020 B:
5% 10/1/25	5,105	5,231
5% 10/1/28	6,500	6,719
Series 2020 D, 5% 10/1/24	5,000	5,092
Series 2021 B, 5% 3/1/23	2,555	2,560
Series 2022 A:
5% 3/1/23	1,205	1,208
5% 3/1/24	4,660	4,725
Series 2022 B:
5% 3/1/25	9,385	9,583
5% 3/1/26	6,880	7,066
5% 3/1/27	6,500	6,709
Series 2022 D1, 5% 3/1/23	1,375	1,378
Illinois Hsg. Dev. Auth. Rev. Series D, 3.75% 4/1/50	620	617
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/23	1,180	1,181
Illinois Sales Tax Rev.:
Series 2013, 5% 6/15/24	2,985	3,002
Series 2021 C:
5% 6/15/23	535	539
5% 6/15/24	615	627
5% 6/15/25	355	366
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	2,540	2,448
0% 1/15/24 (Escrowed to Maturity)	2,175	2,108
0% 1/15/25	4,915	4,579
0% 1/15/26	3,695	3,331
Metropolitan Pier & Exposition Series 2022 A, 3% 6/15/25	2,330	2,293
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/24 (Build America Mutual Assurance Insured)	1,100	1,126
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/24	4,365	4,479
TOTAL ILLINOIS		279,793
Indiana - 1.8%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (b)	600	520
Series 2020 B, 0.95%, tender 4/1/26 (b)(c)	1,025	898
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (b)	2,005	1,956
Indiana Fin. Auth. Hosp. Rev.:
Bonds:
Series 2011 L, 0.7%, tender 1/1/26 (b)	1,105	1,028
Series 2011 M, 0.7%, tender 1/1/26 (b)	7,795	7,254
Series 2013, 5% 8/15/23	980	991
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.) Series 2015 A:
5% 10/1/24	1,460	1,516
5% 10/1/25	1,590	1,643
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/23 (b)	10	10
Indiana Hsg. & Cmnty. Dev. Auth.:
Series 2019 B, 3.5% 1/1/49	1,305	1,291
Series 2021 B, 3% 7/1/50	890	864
Series 2021 C1, 3% 1/1/52	3,735	3,592
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.):
Series 2014 D:
5% 1/1/28 (c)	470	476
5% 1/1/30 (c)	550	557
Series 2016 A1:
5% 1/1/23 (c)	1,940	1,940
5% 1/1/24 (c)	2,715	2,756
5% 1/1/25 (c)	2,845	2,930
Series 2019 D, 5% 1/1/25 (c)	1,710	1,761
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.):
Series 2016 A, 5%, tender 3/1/23 (b)(c)	1,200	1,202
Series 2017, 5%, tender 11/1/24 (b)(c)	1,250	1,267
Series 2019 A, 5%, tender 6/5/26 (b)(c)	15,985	16,362
TOTAL INDIANA		50,814
Iowa - 0.0%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/24 (c)	800	821
Kansas - 0.0%
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/23	710	719
5% 9/1/25	785	828
TOTAL KANSAS		1,547
Kentucky - 3.1%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A:
5% 2/1/24	1,330	1,351
5% 2/1/25	980	1,006
Series 2019, 5% 2/1/23	625	626
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2004 A, 1.75%, tender 9/1/26 (b)(c)	9,750	8,779
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (b)	5,750	5,231
Kentucky Asset/Liability Commission Gen. Fund Rev. Series 2021 A:
5% 11/1/24	1,065	1,107
5% 11/1/25	3,000	3,179
5% 11/1/26	1,000	1,078
5% 11/1/27	1,000	1,095
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A, 5% 6/1/24	1,655	1,691
Kentucky State Property & Buildings Commission Rev.:
Series 2015, 5% 8/1/24	1,850	1,912
Series 2018, 5% 5/1/25	1,605	1,677
Series A:
5% 11/1/24	1,250	1,299
5% 11/1/25	1,650	1,741
Series B, 5% 8/1/24	2,645	2,734
Kentucky, Inc. Pub. Energy:
Bonds:
Series 2018 A, 4%, tender 4/1/24 (b)	4,110	4,103
Series 2019 A1, 4%, tender 6/1/25 (b)	10,455	10,359
Series A, 4%, tender 6/1/26 (b)	11,570	11,453
Series C1, 4%, tender 6/1/25 (b)	15,000	14,862
Series A:
4% 12/1/23	600	600
4% 12/1/25	825	823
4% 6/1/26	1,085	1,077
Louisville & Jefferson County Bonds:
Series 2020 B, 5%, tender 10/1/23 (b)	2,800	2,820
Series 2020 C, 5%, tender 10/1/26 (b)	5,985	6,283
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A, 5% 7/1/24 (c)	1,280	1,312
TOTAL KENTUCKY		88,198
Louisiana - 0.5%
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B:
5% 1/1/23 (c)	300	300
5% 1/1/24 (c)	195	198
5% 1/1/25 (c)	195	200
5% 1/1/26 (c)	490	510
Series 2017 D2:
5% 1/1/23 (c)	390	390
5% 1/1/24 (c)	735	746
5% 1/1/25 (c)	1,390	1,429
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (b)	3,765	3,465
Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (b)	3,555	3,533
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	4,400	4,431
TOTAL LOUISIANA		15,202
Maine - 0.1%
City of Portland Arpt. Series 2016, 5% 1/1/29	690	721
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2013, 5% 7/1/24 (Pre-Refunded to 7/1/23 @ 100)	350	353
Series 2021 A:
5% 7/1/28	555	603
5% 7/1/29	600	660
5% 7/1/30	500	557
TOTAL MAINE		2,894
Maryland - 2.0%
Baltimore Proj. Rev. Series 2017 D:
5% 7/1/24	3,220	3,322
5% 7/1/25	3,380	3,566
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	700	655
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	1,150	1,152
Series 2019 C, 3.5% 3/1/50	1,290	1,276
Series 2021 C:
0.375% 7/1/23	640	631
0.5% 1/1/24	1,000	972
0.6% 7/1/24	2,840	2,727
Maryland Dept. of Trans.:
Series 2021 B, 5% 8/1/27 (c)	1,805	1,918
Series 2022 B:
5% 12/1/23	845	861
5% 12/1/27	1,295	1,438
Series 2022, 5% 12/1/26	1,395	1,521
Maryland Gen. Oblig.:
Series 2017 A, 5% 3/15/25	1,795	1,886
Series 2022 2D, 3% 8/1/27	1,575	1,584
Maryland Health & Higher Edl. Bonds:
Series 2020 B2, 5%, tender 7/1/27 (b)	2,480	2,636
Series 2020, 5%, tender 7/1/25 (b)	5,250	5,434
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2015:
5% 7/1/23	980	986
5% 7/1/24	1,955	1,994
5% 7/1/25	1,730	1,789
Montgomery County Gen. Oblig. Series 2022 A:
5% 8/1/24	7,695	7,967
5% 8/1/25	4,300	4,558
5% 8/1/26	7,075	7,663
TOTAL MARYLAND		56,536
Massachusetts - 1.3%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2016 A, 0% 7/1/29	1,000	790
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds Series 2011 N, 0.45%, tender 7/1/25 (b)	5,000	4,599
Caregroup, Inc. Series 2015 H-1, 5% 7/1/25	2,655	2,769
Series 2016 I:
5% 7/1/23	660	664
5% 7/1/24	1,075	1,095
5% 7/1/25	1,475	1,539
5% 7/1/25	1,480	1,528
5% 7/1/26	980	1,029
Series 2019 A:
5% 7/1/23	525	529
5% 7/1/24	1,150	1,178
5% 7/1/25	825	857
Series 2021:
4% 7/1/23	215	214
4% 7/1/24	225	223
4% 7/1/25	235	231
Massachusetts Edl. Fing. Auth. Rev.:
Series 2016 J, 5% 7/1/23 (c)	2,175	2,192
Series 2016, 5% 7/1/24 (c)	2,850	2,913
Series 2020 C:
5% 7/1/25 (c)	850	879
5% 7/1/26 (c)	1,900	1,993
Series 2021 B, 5% 7/1/26 (c)	1,390	1,462
Massachusetts Health & Edl. Facilities Auth. Rev. Bonds Series I, 0.7%, tender 7/1/25 (b)	2,315	2,148
Massachusetts Port Auth. Rev.:
Series 2017 A:
5% 7/1/24 (c)	3,005	3,090
5% 7/1/25 (c)	1,115	1,163
Series 2021 E, 5% 7/1/27 (c)	500	532
Univ. of Massachusetts Bldg. Auth. Rev. Series 2021 1, 5% 11/1/26	2,445	2,656
TOTAL MASSACHUSETTS		36,273
Michigan - 1.7%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	1,000	1,028
Flint Hosp. Bldg. Auth. Rev. Series 2020, 5% 7/1/24	925	941
Grand Traverse County Hosp. Fin. Auth. Series 2021:
5% 7/1/26	550	586
5% 7/1/27	900	974
5% 7/1/28	725	796
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/24	635	650
5% 5/15/24 (Escrowed to Maturity)	5	5
5% 5/15/25	1,275	1,327
5% 5/15/25 (Escrowed to Maturity)	10	10
5% 5/15/26	1,230	1,301
5% 5/15/26 (Escrowed to Maturity)	5	5
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2021 B, 2%, tender 7/1/26 (b)	2,000	1,895
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I, 5% 4/15/24	1,450	1,488
Michigan Fin. Auth. Rev.:
Bonds:
Series 2015 D2, 1.2%, tender 4/13/28 (b)	635	564
Series 2019 MI2, 5%, tender 2/1/25 (b)	4,830	5,027
Series 2015 A, 5% 8/1/26 (Pre-Refunded to 8/1/24 @ 100)	300	310
Series 2015 D1, 0.75% 10/15/25	1,000	932
Series 2015 MI, 5% 12/1/23	1,020	1,038
Series 2020 A:
5% 6/1/24	1,000	1,016
5% 6/1/25	2,000	2,050
Michigan Gen. Oblig. Series 2016, 5% 3/15/24	6,955	7,137
Michigan Hosp. Fin. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (b)	3,535	3,529
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2021 A, 3% 6/1/52	2,200	2,129
Series A, 3.5% 12/1/50	1,130	1,116
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (b)(c)	3,140	3,034
Novi Cmnty. School District Series I:
4% 5/1/24	795	806
4% 5/1/25	600	615
Portage Pub. Schools Series 2016:
5% 5/1/24	1,880	1,932
5% 11/1/24	1,955	2,032
5% 5/1/25	1,100	1,155
5% 11/1/25	1,195	1,269
5% 11/1/28	985	1,054
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/23 (Escrowed to Maturity)	490	497
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
5% 7/1/24	765	785
5% 7/1/25	500	522
5% 7/1/26	750	793
TOTAL MICHIGAN		50,348
Minnesota - 0.7%
Duluth Econ. Dev. Auth. Series 2021 A:
3% 7/1/24	200	195
3% 7/1/25	615	592
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A, 5% 1/1/23	980	980
Series 2014 B, 5% 1/1/23 (c)	1,480	1,480
Series 2022 B:
5% 1/1/24 (c)	705	715
5% 1/1/25 (c)	460	473
5% 1/1/26 (c)	1,125	1,172
5% 1/1/27 (c)	3,800	3,995
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	2,270	2,323
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017, 5% 1/1/24	1,560	1,590
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(d)	2,530	2,486
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2015 A, 5% 1/1/26	2,065	2,199
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A, 5% 1/1/24	980	999
TOTAL MINNESOTA		19,199
Mississippi - 0.2%
Mississippi Dev. Bank Spl. Oblig. (Magnolia Reg'l. Health Ctr. Proj.) Series 2021:
5% 10/1/23 (d)	830	835
5% 10/1/25 (d)	1,320	1,347
5% 10/1/27 (d)	900	929
Mississippi Hosp. Equip. & Facilities Auth.:
(Forrest County Gen. Hosp. Rfdg. Proj.) Series 2019 B, 5% 1/1/24	400	407
Bonds Series II, 5%, tender 3/1/27 (b)	1,130	1,182
Series I:
5% 10/1/25	600	628
5% 10/1/27	800	858
TOTAL MISSISSIPPI		6,186
Missouri - 0.7%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/23	980	981
5% 3/1/24	685	693
5% 3/1/25	710	727
5% 3/1/26	980	1,015
Kansas City Indl. Dev. Auth. (Kansas City Int'l. Arpt. Term. Modernization Proj.):
Series 2020 A:
5% 3/1/26 (c)	1,185	1,237
5% 3/1/27 (c)	4,065	4,274
Series 2020 B:
5% 3/1/26	2,190	2,322
5% 3/1/27	1,535	1,654
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	355	356
Saint Louis Arpt. Rev. Series A, 5.25% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	5,370	5,769
TOTAL MISSOURI		19,028
Montana - 0.2%
Montana Board Hsg. Single Family:
Series 2019 B, 4% 6/1/50	195	196
Series 2021 B, 3% 12/1/51	2,430	2,354
Series 2022 A, 3% 6/1/52	1,720	1,658
Series A1, 3.5% 6/1/50	3,025	2,990
TOTAL MONTANA		7,198
Nebraska - 1.0%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (b)	9,765	9,740
Douglas County Hosp. Auth. #2 Health Facilities Rev. Bonds Series 2020, 5%, tender 11/15/25 (b)	2,200	2,308
Lincoln Arpt. Auth. Series 2021:
5% 7/1/24 (c)	700	720
5% 7/1/26 (c)	750	788
5% 7/1/27 (c)	1,275	1,350
5% 7/1/28 (c)	1,830	1,959
5% 7/1/29 (c)	1,000	1,082
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	980	975
Series 2019 E, 3.75% 9/1/49 (c)	1,075	1,065
Nebraska Pub. Pwr. District Rev. Series 2017 B, 5% 1/1/26	1,260	1,341
Washington County Wstwtr Sol Bonds (Cargill, Inc. Projs.) Series 2012, 0.9%, tender 9/1/25 (b)(c)	7,400	6,995
TOTAL NEBRASKA		28,323
Nevada - 1.1%
Clark County Arpt. Rev.:
Series 2013 A, 5% 7/1/28 (c)	1,475	1,475
Series 2014 A2:
5% 7/1/28	525	542
5% 7/1/30	750	773
Series 2019 D, 5% 7/1/24	1,775	1,832
Series 2021 B:
5% 7/1/23 (c)	625	629
5% 7/1/24 (c)	985	1,006
5% 7/1/27 (c)	6,000	6,369
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev.:
Series 2019 E:
5% 7/1/25	1,275	1,346
5% 7/1/27	2,245	2,456
Series B, 5% 7/1/24 (c)	2,080	2,129
Clark County Poll. Cont. Rev. Bonds Series 2017, 1.65%, tender 3/31/23 (b)	835	831
Clark County School District:
Series 2017 A, 5% 6/15/26	1,285	1,377
Series 2020 B, 5% 6/15/26	5,805	6,221
Nevada Gen. Oblig.:
Series 2013 D1, 5% 3/1/24	2,640	2,649
Series 2015 A, 3% 8/1/29	2,175	2,190
TOTAL NEVADA		31,825
New Hampshire - 0.5%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B:
5% 8/15/24	600	617
5% 8/15/28	1,125	1,235
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A3, 2.15%, tender 7/1/24 (b)(c)	4,455	4,291
Series 2019 A4, 2.15%, tender 7/1/24 (b)(c)	2,250	2,167
New Hampshire Bus. Fin. Auth. Wtr. Facility (Pennichuck Wtr. Works, Inc. Proj.) Series 2014 A:
5% 1/1/24 (Escrowed to Maturity) (c)	1,120	1,141
5% 1/1/25 (Escrowed to Maturity) (c)	1,000	1,040
New Hampshire Health & Ed. Facilities Auth. Rev. Series 2016, 5% 10/1/23	2,785	2,819
TOTAL NEW HAMPSHIRE		13,310
New Jersey - 6.2%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A, 5% 2/15/23	2,770	2,774
Hudson County Impt. Auth. (Hudson County Courthouse Proj.) Series 2020, 4% 10/1/24	1,400	1,428
New Jersey Bldg. Auth. State Bldg. Rev. Series 2016 A, 5% 6/15/24	1,720	1,763
New Jersey Econ. Dev. Auth. Series 2013, 5% 3/1/27	170	170
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
5% 6/1/23 (Assured Guaranty Muni. Corp. Insured)	1,230	1,239
5% 6/1/24 (Assured Guaranty Muni. Corp. Insured)	980	1,007
Series 2013 NN, 5% 3/1/26	1,925	1,930
Series 2013, 5% 3/1/25	7,670	7,691
Series 2014 RR, 5% 6/15/32 (Pre-Refunded to 6/15/24 @ 100)	375	387
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	465	479
Series 2015 XX:
4% 6/15/24	550	556
5% 6/15/26	975	1,016
Series 2019, 5.25% 9/1/24 (d)	2,580	2,666
New Jersey Edl. Facility:
Series 2016 A:
5% 7/1/23	3,315	3,343
5% 7/1/24	7,740	7,944
Series 2016 B, 4% 9/1/26	320	328
New Jersey Gen. Oblig.:
Series 2020 A:
5% 6/1/24	10,970	11,292
5% 6/1/25	5,320	5,602
Series 2021:
2% 6/1/23	5,700	5,664
2% 6/1/29	1,965	1,788
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 7/1/24 (b)	3,175	3,255
Series 2019 B2, 5%, tender 7/1/25 (b)	3,890	4,075
Series 2019 B3, 5%, tender 7/1/26 (b)	2,750	2,929
Series 2016 A:
5% 7/1/23 (Escrowed to Maturity)	595	600
5% 7/1/24	1,200	1,238
5% 7/1/24 (Escrowed to Maturity)	985	1,015
5% 7/1/24 (Escrowed to Maturity)	475	489
5% 7/1/25 (Escrowed to Maturity)	515	542
5% 7/1/26 (Escrowed to Maturity)	170	182
5% 7/1/27 (Pre-Refunded to 7/1/26 @ 100)	255	274
Series 2016, 5% 7/1/25	275	289
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2015 1A, 5% 12/1/24 (c)	6,015	6,186
Series 2017 1A, 5% 12/1/23 (c)	1,930	1,955
Series 2019 A, 5% 12/1/24	950	984
Series 2020:
5% 12/1/23 (c)	1,830	1,855
5% 12/1/24 (c)	1,360	1,399
5% 12/1/25 (c)	2,440	2,540
5% 12/1/26 (c)	3,165	3,336
Series 2021 A, 5% 12/1/25 (c)	130	135
Series 2021 B:
5% 12/1/25 (c)	315	328
5% 12/1/26 (c)	1,425	1,504
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D:
4% 4/1/23 (c)	1,090	1,091
4% 10/1/23 (c)	1,150	1,152
4% 4/1/25 (c)	1,405	1,413
New Jersey Tpk. Auth. Tpk. Rev. Series D, 5% 1/1/28	1,710	1,838
New Jersey Trans. Trust Fund Auth.:
Series 2006 C:
0% 12/15/25	6,400	5,794
0% 12/15/26 (Assured Guaranty Corp. Insured)	1,585	1,389
0% 12/15/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,820	1,517
0% 12/15/31 (FGIC Insured)	5,400	3,760
Series 2010 A:
0% 12/15/25	1,140	1,026
0% 12/15/27	5,520	4,588
Series 2013 AA, 5% 6/15/25	1,280	1,290
Series 2016 A, 5% 6/15/27	3,960	4,183
Series 2018 A, 5% 6/15/24	5,000	5,132
Series 2022 AA:
5% 6/15/23	985	992
5% 6/15/25	4,000	4,167
5% 6/15/26	9,745	10,315
5% 6/15/27	8,000	8,558
5% 6/15/28	10,000	10,803
Series A:
0% 12/15/26	11,265	9,749
5% 12/15/24	1,780	1,843
5% 12/15/25	1,680	1,766
5% 12/15/26	2,600	2,773
Rutgers State Univ. Rev. Series Q, 5% 5/1/23	540	543
TOTAL NEW JERSEY		179,859
New Mexico - 1.3%
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/25 (c)	6,250	6,514
5% 9/1/28 (c)	2,000	2,167
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (b)	3,135	3,276
New Mexico Mtg. Fin. Auth. Series 2019 C, 4% 1/1/50	3,350	3,357
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (b)	15,000	15,374
Series 2019 A:
4% 11/1/23	710	711
4% 5/1/24	950	953
4% 11/1/24	1,450	1,458
4% 5/1/25	2,790	2,805
TOTAL NEW MEXICO		36,615
New York - 8.1%
Dorm. Auth. New York Univ. Rev. Series 2016 A, 5% 7/1/24	1,810	1,853
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/25	4,000	4,185
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (b)	7,255	7,012
Series 2020 B, 0.85%, tender 9/1/25 (b)	19,810	18,462
Series 2021 B, 1.5%, tender 9/1/26 (b)	3,360	3,122
Series 2021, 1% 9/1/25	2,805	2,554
Monroe County Indl. Dev. Corp. (Univ. of Rochester Proj.):
Series 2017 A, 5% 7/1/25	900	948
Series 2020 A:
5% 7/1/25	750	790
5% 7/1/26	500	537
New York Bridge Auth. Gen. Rev. Series 2021 B, 5% 1/1/27	1,500	1,623
New York City Gen. Oblig.:
Bonds Series D, 5%, tender 2/1/24 (b)	2,825	2,847
Series 2020 A1, 5% 8/1/27	13,205	14,492
Series 2021 F1, 5% 3/1/23	555	557
Series 2022 B1, 5% 8/1/28	14,555	16,249
Series A, 5% 8/1/26	1,000	1,081
Series A6, 5% 8/1/25	250	256
Series F1, 5% 6/1/25	470	495
Series I1, 5% 3/1/27	615	630
New York City Health & Hosp. Corp. Rev. Series A:
3% 2/15/24	535	535
5% 2/15/24	750	767
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	2,210	2,047
Series 2021 K2, 0.9%, tender 1/1/26 (b)	12,290	11,232
Series 2021, 0.6%, tender 7/1/25 (b)	2,905	2,683
New York City Indl. Dev. Agcy. Rev. Series 2021 A:
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	1,000	1,038
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	1,000	1,057
5% 1/1/27 (Assured Guaranty Muni. Corp. Insured)	1,000	1,073
New York City Muni. Wtr. Fin. Auth. Series 2021 DD, 5% 6/15/25	1,535	1,624
New York City Transitional Fin. Auth. Rev.:
Series 2017 E1, 5% 2/1/30	2,830	3,073
Series 2021 F1, 5% 11/1/25	2,060	2,195
Series 2022 B1, 5% 11/1/25	8,000	8,523
Series E1, 5% 2/1/26	475	497
New York Dorm. Auth. Rev.:
Bonds Series 2019 B2, 5%, tender 5/1/24 (b)	2,005	2,032
Series 2015 A:
5% 7/1/28	370	384
5% 7/1/28 (Pre-Refunded to 7/1/25 @ 100)	30	32
Series 2022:
5% 7/1/26	675	701
5% 7/1/27	710	743
5% 7/1/28	750	791
5% 7/1/29	1,065	1,128
New York Dorm. Auth. Sales Tax Rev. Series 2017 A, 5% 3/15/31	2,745	2,978
New York Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. (NY Muni. Wtr. Fin. Auth. Projs.) Series 2020 A, 5% 6/15/24	1,400	1,448
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev.:
Series 2012 A, 5% 11/15/25	1,340	1,341
Series 2016 A, 5% 11/15/24	525	546
Series 2016 B1:
5% 11/15/24	670	697
5% 11/15/25	1,000	1,062
Series 2017 B1, 4% 11/15/25	250	258
Series 2017 B2, 5% 11/15/25	1,450	1,539
New York Metropolitan Trans. Auth. Rev.:
Series 2015 A, 5% 11/15/24	1,000	1,026
Series 2015 A1, 5% 11/15/29	765	778
Series 2016 A:
5% 11/15/23	2,680	2,715
5% 11/15/23	1,450	1,469
Series 2016 D, 5% 11/15/27	1,500	1,558
Series 2017 A2:
5% 11/15/25	2,620	2,716
5% 11/15/26	5,815	6,077
Series 2017 B:
5% 11/15/23	4,025	4,077
5% 11/15/24	665	682
Series 2017 C1, 5% 11/15/28	4,340	4,505
New York State Dorm. Auth.:
Series 2018 A, 5% 3/15/27 (Escrowed to Maturity)	970	1,062
Series 2019 D, 5% 2/15/25	1,030	1,080
Series 2021 A:
5% 3/15/27	2,975	3,254
5% 3/15/29	1,500	1,702
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 D2, 0.65%, tender 11/1/25 (b)	2,770	2,534
Series 2021 J2:
1%, tender 11/1/26 (b)	1,770	1,597
1.1%, tender 5/1/27 (b)	6,610	5,890
Series J, 0.75% 5/1/25	3,030	2,842
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2021 232:
5% 4/1/25 (c)	1,130	1,166
5% 10/1/26 (c)	1,580	1,662
Series 221, 3.5% 10/1/32 (c)	420	411
New York Thruway Auth. Gen. Rev. Series 2014 K, 5% 1/1/32	795	826
New York Trans. Dev. Corp.:
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A:
5% 12/1/24 (c)	1,500	1,540
5% 12/1/25 (c)	2,295	2,375
5% 12/1/26 (c)	1,180	1,235
Series 2020 C:
5% 12/1/24	1,000	1,035
5% 12/1/25	800	840
5% 12/1/26	1,250	1,323
5% 12/1/27	1,250	1,327
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/26 (c)	7,810	8,172
5% 12/1/27 (c)	10,415	10,949
New York Urban Dev. Corp. Rev. Series 2015 A, 5% 3/15/26	250	265
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A:
5% 4/1/25 (c)	625	644
5% 4/1/27 (c)	1,350	1,418
Suffolk County Gen. Oblig.:
Series 2022 A:
5% 6/15/24	655	674
5% 6/15/25	695	731
5% 6/15/29	965	1,086
Series 2022 B:
5% 10/1/23	1,300	1,318
5% 10/1/25	800	847
5% 10/1/26	410	442
5% 10/1/28	670	747
Syracuse Reg'l. Arpt. Auth. Series 2021:
5% 7/1/25 (c)	750	775
5% 7/1/26 (c)	1,145	1,193
5% 7/1/27 (c)	1,515	1,592
Tobacco Settlement Asset Securitization Corp. Series 2017, 5% 6/1/24	1,500	1,527
Triborough Bridge & Tunnel Auth. Bonds:
Series 2021 A2:
2%, tender 5/15/26 (b)	7,870	7,186
2%, tender 5/15/28 (b)	2,575	2,309
Series 2021 B, 5%, tender 5/15/26 (b)	2,470	2,626
TOTAL NEW YORK		233,522
New York And New Jersey - 0.7%
Port Auth. of New York & New Jersey:
Series 178, 5% 12/1/23 (c)	1,060	1,073
Series 185, 5% 9/1/23 (c)	2,870	2,895
Series 188, 5% 5/1/25 (c)	1,980	2,050
Series 193:
5% 10/15/25 (c)	3,550	3,703
5% 10/15/29 (c)	1,350	1,399
Series 223:
5% 7/15/25 (c)	1,500	1,558
5% 7/15/26 (c)	2,250	2,372
5% 7/15/27 (c)	3,055	3,261
5% 7/15/28 (c)	2,500	2,701
TOTAL NEW YORK AND NEW JERSEY		21,012
North Carolina - 2.2%
Asheville Spl. Obligations Series 2021, 5% 4/1/25	1,530	1,608
Charlotte Int'l. Arpt. Rev.:
Series 2019 B, 5% 7/1/27 (c)	735	780
Series 2021 B:
5% 7/1/26 (c)	5,535	5,824
5% 7/1/27 (c)	4,500	4,777
5% 7/1/28 (c)	1,675	1,791
5% 7/1/29 (c)	865	932
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds:
Series 2021 B, 5%, tender 12/2/24 (b)	4,200	4,356
Series 2021 C, 5%, tender 12/1/28 (b)	1,570	1,735
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/25 (Escrowed to Maturity)	1,115	1,181
5% 10/1/26 (Escrowed to Maturity)	1,360	1,468
North Carolina Cap. Facilities Fin. Agcy. Edl. Facilities Rev. Series 2021, 5% 5/1/25	260	271
North Carolina Grant Anticipation Rev. Series 2021:
5% 3/1/25	3,000	3,146
5% 3/1/27	2,305	2,521
5% 3/1/28	2,375	2,641
North Carolina Hsg. Fin. Agcy. Home Ownership Rev. Series 43, 4% 7/1/50	5,560	5,571
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds Series 2019 C, 2.55%, tender 6/1/26 (b)	7,335	7,170
North Carolina Med. Care Commission Hosp. Rev. Bonds Series 2021 B, 5%, tender 2/1/26 (b)	1,110	1,174
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2020 C, 5% 2/1/24	13,610	13,863
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A, 5% 5/1/27 (c)	355	376
Union County Enterprise Systems Rev. Series 2021:
5% 6/1/25	1,000	1,055
5% 6/1/26	750	809
5% 6/1/27	775	850
TOTAL NORTH CAROLINA		63,899
North Dakota - 0.2%
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	1,540	1,495
Series 2021 B, 3% 7/1/52	4,155	3,994
TOTAL NORTH DAKOTA		5,489
Ohio - 2.0%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5% 11/15/24	1,955	2,009
Series 2020:
5% 11/15/26	375	395
5% 11/15/27	185	197
Allen County Hosp. Facilities Rev. Series 2020 A, 5% 12/1/23	1,045	1,062
American Muni. Pwr., Inc. Rev.:
Bonds Series 2021 A2, 1%, tender 8/15/24 (b)	2,150	2,061
Series 2021 A:
5% 2/15/26	300	318
5% 2/15/27	400	431
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/24 (Assured Guaranty Muni. Corp. Insured)	1,175	1,199
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	1,225	1,273
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	490	509
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5% 6/15/23	1,815	1,821
Franklin County Hosp. Facilities Rev. Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (b)	965	971
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/27	1,000	1,078
5% 8/1/28	1,000	1,091
Miami Univ. Series 2022 A:
5% 9/1/23	735	745
5% 9/1/24	125	129
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.)) Series 2021:
5% 8/1/27	575	620
5% 8/1/28	500	545
Ohio Cap. Facilities Lease (Adult Correctional Bldg. Fund Projs.) Series 2021 A:
5% 10/1/25	2,000	2,122
5% 10/1/26	1,750	1,896
Ohio Hosp. Facilities Rev.:
Series 2017 A, 5% 1/1/25	2,035	2,120
Series 2021 B:
5% 1/1/23	450	450
5% 1/1/25	1,935	2,016
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	275	279
Series 2021 C, 3.25% 3/1/51	17,755	17,336
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A, 5% 2/15/24	2,445	2,503
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/23	2,075	2,078
5% 2/15/24	3,215	3,272
5% 2/15/25	2,065	2,140
5% 2/15/26	1,285	1,345
Series 2019, 5% 2/15/29	2,020	2,108
Univ. of Akron Gen. Receipts Series 2019 A:
5% 1/1/23	445	445
5% 1/1/24	760	775
5% 1/1/25	1,100	1,135
TOTAL OHIO		58,474
Oklahoma - 0.0%
Oklahoma Tpk. Auth. Tpk. Rev. Series 2017 D, 5% 1/1/25	775	807
Oregon - 0.5%
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (b)	10,405	10,324
Oregon Facilities Auth. Rev. (Samaritan Health Svcs. Proj.):
Series 2020 A:
5% 10/1/24	200	206
5% 10/1/25	225	234
5% 10/1/26	150	158
Series A, 5% 10/1/27	150	159
Oregon State Hsg. & Cmnty. Svcs. Dept. (Single Family Mtg. Prog.) Series A, 3.5% 1/1/51	1,475	1,458
Port of Portland Arpt. Rev.:
Series 2020 27 A, 5% 7/1/29 (c)	430	463
Series 27 A, 5% 7/1/26 (c)	1,515	1,594
TOTAL OREGON		14,596
Pennsylvania - 2.1%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
5% 1/1/26 (c)	1,750	1,823
5% 1/1/27 (c)	2,000	2,109
5% 1/1/28 (c)	2,250	2,392
Allegheny County Indl. Dev. Auth. Rev. Series 2021, 3.5% 12/1/31	1,075	887
Allegheny County Sanitation Auth. Swr. Rev. Series 2020 A:
4% 6/1/25	200	206
5% 6/1/26	1,000	1,076
Commonwealth Fing. Auth. Rev. Series 2020 A:
5% 6/1/24	1,475	1,515
5% 6/1/25	1,150	1,205
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	190	191
Series 2019, 5% 9/1/29	1,000	1,102
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2017 A, 0.58%, tender 8/1/24 (b)(c)	1,100	1,031
Series 2011, 2.15%, tender 7/1/24 (b)(c)	1,000	963
Pennsylvania Gen. Oblig. Series 2019:
5% 7/15/25	8,685	9,178
5% 7/15/28	1,760	1,957
5% 7/15/29	1,395	1,573
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2016 C, 5% 8/15/25	2,855	3,023
Pennsylvania Hsg. Fin. Agcy.:
Series 2020 13 2A, 3.5% 4/1/51	860	852
Series 2021 137, 3% 10/1/51	5,850	5,576
Pennsylvania Tpk. Commission Tpk. Rev. Series 2021 B:
5% 12/1/25	860	909
5% 12/1/26	1,000	1,075
5% 12/1/27	750	819
Philadelphia Arpt. Rev.:
Series 2015 A, 5% 6/15/24 (c)	600	613
Series 2017 A, 5% 7/1/24	490	504
Series 2017 B:
5% 7/1/24 (c)	4,790	4,897
5% 7/1/25 (c)	1,700	1,761
Series 2021:
5% 7/1/28 (c)	3,100	3,314
5% 7/1/29 (c)	1,830	1,964
Philadelphia School District:
Series 2018 A:
5% 9/1/24	1,000	1,032
5% 9/1/25	700	735
5% 9/1/26	750	799
Series 2019 A:
5% 9/1/23	315	319
5% 9/1/24	1,050	1,083
5% 9/1/25	1,200	1,260
Series 2019 B, 5% 9/1/24	1,000	1,032
Reading School District Series 2017:
5% 3/1/25 (Assured Guaranty Muni. Corp. Insured)	320	333
5% 3/1/26 (Assured Guaranty Muni. Corp. Insured)	260	276
5% 3/1/27 (Assured Guaranty Muni. Corp. Insured)	250	270
5% 3/1/28 (Assured Guaranty Muni. Corp. Insured)	245	262
TOTAL PENNSYLVANIA		59,916
Puerto Rico - 0.9%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2022 A, 5% 7/1/28 (d)	7,500	7,415
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig.:
Series 2021 A1:
0% 7/1/24	1,254	1,162
5.25% 7/1/23	10,132	10,132
Series 2022 A1, 5.375% 7/1/25	6,360	6,408
TOTAL PUERTO RICO		25,117
Rhode Island - 1.1%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/23	1,180	1,184
5% 5/15/24	2,300	2,334
5% 5/15/25	5,385	5,514
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (Assured Guaranty Muni. Corp. Insured)	5,910	6,214
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	600	601
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	1,210	1,196
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2018 A, 5% 12/1/25 (c)	845	879
Series 2019 A:
5% 12/1/23 (c)	750	760
5% 12/1/24 (c)	1,275	1,307
5% 12/1/25 (c)	1,900	1,985
5% 12/1/26 (c)	1,000	1,056
5% 12/1/28 (c)	510	549
Series 2021 A, 5% 12/1/27 (c)	900	960
Series A:
4% 12/1/26 (c)	355	359
5% 12/1/26 (c)	1,200	1,267
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/24	1,885	1,911
5% 6/1/26	3,425	3,502
5% 6/1/27	980	1,002
TOTAL RHODE ISLAND		32,580
South Carolina - 1.1%
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,345	4,422
5% 12/1/26	1,075	1,126
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	1,030	1,033
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (c)	2,810	2,925
Series 2015:
5.25% 7/1/50 (Pre-Refunded to 7/1/25 @ 100) (c)	4,805	5,030
5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	2,310	2,418
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 C, 5% 12/1/23 (Escrowed to Maturity)	4,890	4,979
Series 2015 A, 5% 12/1/25	1,000	1,041
Series 2021 A:
5% 12/1/26	670	713
5% 12/1/27	750	807
Series 2021 B:
5% 12/1/24	1,400	1,448
5% 12/1/25	500	525
5% 12/1/26	500	532
5% 12/1/27	450	484
5% 12/1/28	800	869
Series A, 5% 12/1/23 (Escrowed to Maturity)	2,995	3,050
TOTAL SOUTH CAROLINA		31,402
Tennessee - 1.6%
Metropolitan Nashville Arpt. Auth. Rev. Series 2019 B:
5% 7/1/26 (c)	2,000	2,098
5% 7/1/27 (c)	2,435	2,585
5% 7/1/28 (c)	3,125	3,341
5% 7/1/29 (c)	3,800	4,078
5% 7/1/30 (c)	3,000	3,248
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2022 B, 4% 1/1/26	8,000	8,309
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	11,590	11,759
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (b)	6,040	6,050
Tennessee Gen. Oblig. Series 2015 A, 5% 8/1/28 (Pre-Refunded to 8/1/25 @ 100)	2,000	2,118
Tennessee Hsg. Dev. Agcy. Residential Series 2021 3A, 3% 1/1/52	1,655	1,601
TOTAL TENNESSEE		45,187
Texas - 11.6%
Aledo Independent School District Series 2015, 0% 2/15/24	1,195	1,153
Austin Arpt. Sys. Rev.:
Series 2019 B:
5% 11/15/23 (c)	620	629
5% 11/15/24 (c)	675	696
5% 11/15/25 (c)	650	679
Series 2019, 5% 11/15/24 (c)	2,500	2,579
Birdville Independent School District Series 2021, 5% 2/15/26	800	856
Central Reg'l. Mobility Auth.:
Series 2016:
5% 1/1/24	3,295	3,361
5% 1/1/26	2,800	2,943
Series 2020 F, 5% 1/1/25	4,455	4,571
Series 2021 C, 5% 1/1/27	6,865	7,208
City of Denton Series 2020 A, 5% 2/15/26	1,025	1,097
Clear Creek Independent School District Bonds Series 2021 B, 0.28%, tender 8/15/24 (b)	4,370	4,123
Clint Independent School District Series 2015 A, 5% 2/15/26	1,600	1,672
Collin County Series 2020, 5% 2/15/26	1,040	1,113
Comal County Series 2017, 4% 2/1/26	1,780	1,848
Cypress-Fairbanks Independent School District:
Bonds:
Series 2015 B1, 0.28%, tender 8/15/24 (b)	6,405	6,129
Series 2015 B2, 0.28%, tender 8/15/24 (b)	10,080	9,646
Series 2020 A, 5% 2/15/25	1,330	1,393
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2014 A, 5.25% 11/1/27 (c)	1,175	1,190
Series 2014 D, 5% 11/1/23 (c)	1,905	1,928
Series 2020 A, 5% 11/1/26	2,595	2,808
Dallas Gen. Oblig. Series 2018, 5% 2/15/25	2,060	2,156
Dallas Independent School District Series 2021, 4% 2/15/25	1,835	1,879
Denton Independent School District:
Bonds Series 2014 B:
2%, tender 8/1/24 (b)	265	262
2%, tender 8/1/24 (b)	3,085	3,008
Series 2016, 0% 8/15/25	1,610	1,496
El Paso Independent School District Series 2020:
5% 8/15/23	500	506
5% 8/15/24	650	673
Fort Bend Independent School District Bonds:
Series 2020 B, 0.875%, tender 8/1/25 (b)	9,565	8,936
Series 2021 B, 0.72%, tender 8/1/26 (b)	3,035	2,699
Fort Worth Gen. Oblig. Series 2020, 5% 3/1/26	3,800	4,070
Fort Worth Independent School District Series 2019 B, 5% 2/15/25	1,805	1,892
Goose Creek Consolidated Independent School District Bonds Series 2021 B, 0.6%, tender 8/17/26 (b)	3,500	3,208
Hallsville Independent School District Series 2020, 5% 2/15/30	1,000	1,128
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. Series 2016, 5% 11/15/25	1,500	1,575
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 12/1/26 (b)	6,545	6,993
Series 2020 A, 0.9%, tender 5/15/25 (b)	1,850	1,714
Series 2020 C, 5%, tender 12/1/26 (b)	7,000	7,479
Series 2014 A, 5% 12/1/26	1,085	1,126
Hays Consolidated Independent School District Series 2022:
5% 2/15/27	650	709
5% 2/15/28	650	722
5% 2/15/29	1,000	1,130
Houston Arpt. Sys. Rev.:
Series 2018 A:
5% 7/1/23 (c)	750	755
5% 7/1/25 (c)	1,550	1,609
Series 2018 C:
5% 7/1/23 (c)	1,500	1,509
5% 7/1/26 (c)	500	526
5% 7/1/27 (c)	905	961
Series 2020 B, 5% 7/1/26	2,250	2,420
Houston Gen. Oblig. Series 2017 A, 5% 3/1/27	1,545	1,680
Houston Independent School District Bonds Series 2014 A, 4%, tender 6/1/23 (b)	6,270	6,285
Kilgore Independent School District Series 2020, 5% 2/15/26	1,075	1,149
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/23 (c)	2,125	2,150
5% 11/1/26 (c)	1,075	1,121
5% 11/1/30 (c)	1,960	2,026
Series 2021:
5% 11/1/23 (c)	895	906
5% 11/1/24 (c)	2,615	2,691
5% 11/1/25 (c)	3,920	4,075
5% 11/1/26 (c)	2,845	2,985
5% 11/1/27 (c)	2,885	3,048
5% 11/1/28 (c)	11,150	11,863
5% 11/1/29 (c)	11,705	12,525
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2021, 5% 5/15/25	1,315	1,373
Series 2022:
5% 5/15/25 (Assured Guaranty Muni. Corp. Insured)	1,670	1,744
5% 5/15/26 (Assured Guaranty Muni. Corp. Insured)	1,805	1,934
5% 5/15/27 (Assured Guaranty Muni. Corp. Insured)	1,385	1,509
Lubbock Elec. Lt. & Pwr. Sys. Rev. Series 2021, 5% 4/15/27	1,450	1,574
Mansfield Independent School District Series 2016, 5% 2/15/24	4,185	4,285
McKinney Independent School District Series 2021:
5% 2/15/26	1,245	1,333
5% 2/15/27	1,300	1,419
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (b)	1,645	1,606
Midway Independent School District Series 2021, 4% 8/1/27	1,425	1,500
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2018, 4.035%, tender 7/1/24 (b)(c)	8,320	8,068
New Caney Independent School District Bonds Series 2018, 1.25%, tender 8/15/24 (b)	7,200	6,949
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	2,425	2,555
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (b)	2,345	2,304
North Texas Tollway Auth. Rev.:
Series 2019 B, 5% 1/1/25	1,435	1,489
Series 2021 B, 5% 1/1/29	1,970	2,168
Northside Independent School District Bonds:
Series 2019, 1.6%, tender 8/1/24 (b)	7,720	7,476
Series 2020, 0.7%, tender 6/1/25 (b)	9,665	9,109
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (b)	6,615	6,469
Pearland Gen. Oblig. Series 2020, 5% 3/1/24	715	732
Pflugerville Independent School District Bonds Series 2019 B, 2.5%, tender 8/15/23 (b)	1,480	1,467
Pharr San Juan Alamo Independent School District Series 2016, 5% 2/1/26	1,130	1,181
Plano Wtrwks. & Swr. Sys. Rev. Series 2021, 4% 5/1/28	1,110	1,185
Prosper Independent School District:
Bonds Series 2019 B, 2%, tender 8/15/23 (b)	10,000	9,894
Series 2021 A, 5% 2/15/26	1,015	1,087
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/23 (c)	555	559
5% 7/1/23 (c)	505	508
5% 7/1/24 (c)	1,750	1,790
5% 7/1/24 (c)	1,000	1,023
5% 7/1/25 (c)	1,250	1,297
5% 7/1/25 (c)	1,350	1,398
5% 7/1/26 (c)	1,500	1,578
5% 7/1/26 (c)	1,460	1,530
San Antonio Elec. & Gas Sys. Rev. Bonds:
Series 2015 D, 1.125%, tender 12/1/26 (b)	10,810	9,496
Series 2022, 2%, tender 12/1/27 (b)	3,145	2,951
Tarrant County College Series 2022, 5% 8/15/27	3,000	3,299
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/23 (Escrowed to Maturity)	980	992
Bonds (Baylor Scott & White Health Proj.) Series 2022 E, 5%, tender 5/15/26 (b)	4,490	4,740
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	1,465	1,557
Series 2017 A, 5% 2/15/24	1,955	1,998
Tarrant Reg'l. Wtr. District (City of Dallas Proj.) Series 2021 A, 4% 9/1/25	2,815	2,912
Texas Gen. Oblig. Series 2020 B:
3% 8/1/25 (c)	4,610	4,590
3% 8/1/26 (c)	4,845	4,786
4% 8/1/27 (c)	5,085	5,277
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	15,910	14,481
Texas Wtr. Dev. Board Rev. Series 2016:
4% 10/15/30	4,600	4,817
5% 4/15/29	7,500	8,131
Wichita Falls Independent School District Series 2021:
4% 2/1/25	600	615
4% 2/1/26	850	882
4% 2/1/27	1,100	1,148
4% 2/1/28	900	946
TOTAL TEXAS		334,978
Utah - 0.6%
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/27 (c)	510	541
Series 2018 A, 5% 7/1/26 (c)	2,550	2,678
Series 2021 B:
5% 7/1/24	250	257
5% 7/1/25	530	555
5% 7/1/26	1,150	1,227
5% 7/1/27	750	813
Utah County Hosp. Rev. Bonds Series 2020 B2, 5%, tender 8/1/26 (b)	10,605	11,291
TOTAL UTAH		17,362
Vermont - 0.2%
Vermont Hsg. Fin. Agcy. Series 2021 B, 3% 11/1/51	1,924	1,841
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2017 A:
5% 6/15/26 (c)	1,045	1,096
5% 6/15/27 (c)	560	593
Series 2021 A:
5% 6/15/27 (c)	350	371
5% 6/15/28 (c)	425	450
5% 6/15/29 (c)	400	426
TOTAL VERMONT		4,777
Virginia - 0.7%
Arlington County IDA Hosp. Facilities Series 2020, 5% 7/1/25	500	522
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,290	2,346
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 B, 0.75%, tender 9/2/25 (b)	6,750	6,118
Norfolk Arpt. Auth. Series 2021 A:
5% 7/1/27	750	813
5% 7/1/28	1,000	1,100
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	1,185	1,214
5% 6/15/25	980	1,023
5% 6/15/26	1,680	1,779
Virginia Pub. School Auth. Series 2014 B, 5% 8/1/24	1,000	1,035
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.):
Series 2009 A, 0.75%, tender 9/2/25 (b)	3,000	2,719
Series 2010 A, 1.2%, tender 5/31/24 (b)	1,725	1,646
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (b)	800	791
TOTAL VIRGINIA		21,106
Washington - 2.7%
King County Hsg. Auth. Rev.:
Series 2019:
4% 11/1/24	1,075	1,094
4% 11/1/25	1,260	1,297
4% 11/1/30	1,575	1,649
Series 2021:
2% 12/1/23	775	764
3% 6/1/25	830	827
4% 12/1/28	375	388
4% 12/1/30	575	591
4% 12/1/31	450	462
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (b)	21,845	19,990
Port of Seattle Rev.:
Series 2013, 5% 7/1/24 (c)	775	781
Series 2015 B, 5% 3/1/25	450	465
Series 2016 B, 5% 10/1/23 (c)	2,965	3,006
Series 2019:
5% 4/1/23 (c)	1,985	1,991
5% 4/1/24 (c)	3,035	3,090
5% 4/1/25 (c)	2,700	2,795
Series 2021 C:
5% 8/1/24 (c)	5,290	5,415
5% 8/1/25 (c)	2,660	2,769
5% 8/1/26 (c)	3,655	3,850
5% 8/1/27 (c)	2,260	2,404
5% 8/1/28 (c)	6,320	6,775
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	1,545	1,405
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/25	660	689
5% 1/1/26	390	416
Washington Gen. Oblig. Series 2018 C, 5% 8/1/25	2,015	2,136
Washington Health Care Facilities Auth. Rev.:
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	1,450	1,496
5% 8/15/26	2,560	2,673
5% 8/15/27	2,425	2,559
Bonds Series 2019 B, 5%, tender 8/1/24 (b)	4,575	4,639
Washington Hsg. Fin. Commission Series 2021 2N:
5% 12/1/25	915	969
5% 6/1/27	500	542
TOTAL WASHINGTON		77,927
West Virginia - 0.2%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1%, tender 9/1/25 (b)(c)	5,650	5,202
West Virginia Gen. Oblig. Series 2018 A, 5% 6/1/26	1,075	1,159
TOTAL WEST VIRGINIA		6,361
Wisconsin - 1.1%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 5% 1/1/27	1,085	1,151
Milwaukee County Arpt. Rev. Series 2013 A, 5.25% 12/1/23 (c)	1,505	1,529
Milwaukee Gen. Oblig. Series 2018 N4, 5% 4/1/25	7,860	8,182
Roseman Univ. of Health Series 2018 A, 5% 12/1/27	925	949
Wisconsin Gen. Oblig. Series 2014 4, 5% 5/1/25	575	599
Wisconsin Health & Edl. Facilities Bonds:
Series 2018 B, 5%, tender 1/31/24 (b)	8,810	8,980
Series 2018 C1, 5%, tender 7/29/26 (b)	1,210	1,286
Series 2020 C, 5%, tender 2/15/27 (b)	5,000	5,224
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	1,485	1,438
Series 2021 C, 3% 9/1/52	2,210	2,137
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (b)	400	381
0.81%, tender 5/1/25 (b)	1,335	1,258
TOTAL WISCONSIN		33,114
Wyoming - 0.0%
Laramie County Hosp. Rev. (Cheyenne Reg'l. Med. Ctr. Proj.) Series 2021, 4% 5/1/27	370	384
TOTAL MUNICIPAL BONDS (Cost $2,969,012)		2,841,292

Money Market Funds - 0.2%
	Shares	Value ($) (000s)
Fidelity Municipal Cash Central Fund 3.72% (f)(g) (Cost $3,873)	3,872,235	3,873

TOTAL INVESTMENT IN SECURITIES - 98.8% (Cost $2,972,885)	2,845,165
NET OTHER ASSETS (LIABILITIES) - 1.2%	35,612
NET ASSETS - 100.0%	2,880,777

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,130,000 or 0.8% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	23,947	1,112,267	1,132,341	750	2	(2)	3,873	0.2%
Total	23,947	1,112,267	1,132,341	750	2	(2)	3,873

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	2,841,292	-	2,841,292	-

Money Market Funds	3,873	3,873	-	-
Total Investments in Securities:	2,845,165	3,873	2,841,292	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,969,012)	$2,841,292
Fidelity Central Funds (cost $3,873)	3,873

Total Investment in Securities (cost $2,972,885)		$2,845,165
Cash		15,858
Receivable for fund shares sold		6,147
Interest receivable		32,191
Distributions receivable from Fidelity Central Funds		85
Prepaid expenses		3
Receivable from investment adviser for expense reductions		247
Other receivables		1
Total assets		2,899,697
Liabilities
Payable for investments purchased on a delayed delivery basis	$4,345
Payable for fund shares redeemed	12,398
Distributions payable	955
Accrued management fee	838
Distribution and service plan fees payable	41
Other affiliated payables	278
Other payables and accrued expenses	65
Total Liabilities		18,920
Net Assets		$2,880,777
Net Assets consist of:
Paid in capital		$3,021,015
Total accumulated earnings (loss)		(140,238)
Net Assets		$2,880,777

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($156,293 ÷ 15,379 shares) (a)		$10.16
Maximum offering price per share (100/97.25 of $10.16)		$10.45
Class M :
Net Asset Value and redemption price per share ($8,849 ÷ 872 shares) (a)(b)		$10.14
Maximum offering price per share (100/97.25 of $10.14)		$10.43
Class C :
Net Asset Value and offering price per share ($7,931 ÷ 782 shares) (a)		$10.14
Limited Term Municipal Income :
Net Asset Value , offering price and redemption price per share ($2,006,296 ÷ 197,758 shares)		$10.15
Class I :
Net Asset Value , offering price and redemption price per share ($343,244 ÷ 33,816 shares)		$10.15
Class Z :
Net Asset Value , offering price and redemption price per share ($358,164 ÷ 35,289 shares)		$10.15
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Amounts in thousands		Year ended December 31, 2022
Investment Income
Interest		$52,556
Income from Fidelity Central Funds		750
Total Income		53,306
Expenses
Management fee	$10,799
Transfer agent fees	3,052
Distribution and service plan fees	564
Accounting fees and expenses	535
Custodian fees and expenses	31
Independent trustees' fees and expenses	10
Registration fees	265
Audit	63
Legal	3
Miscellaneous	12
Total expenses before reductions	15,334
Expense reductions	(3,513)
Total expenses after reductions		11,821
Net Investment income (loss)		41,485
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(12,226)
Fidelity Central Funds	2
Total net realized gain (loss)		(12,224)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(192,392)
Fidelity Central Funds	(2)
Total change in net unrealized appreciation (depreciation)		(192,394)
Net gain (loss)		(204,618)
Net increase (decrease) in net assets resulting from operations		$(163,133)
Statement of Changes in Net Assets

Amount in thousands	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,485	$43,818
Net realized gain (loss)	(12,224)	1,386
Change in net unrealized appreciation (depreciation)	(192,394)	(34,432)
Net increase (decrease) in net assets resulting from operations	(163,133)	10,772
Distributions to shareholders	(41,781)	(45,557)
Share transactions - net increase (decrease)	(583,612)	384,852
Total increase (decrease) in net assets	(788,526)	350,067

Net Assets
Beginning of period	3,669,303	3,319,236
End of period	$2,880,777	$3,669,303

Financial Highlights
Fidelity Advisor® Limited Term Municipal Income Fund Class A

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$10.79	$10.89	$10.72	$10.49	$10.53
Income from Investment Operations
Net investment income (loss) A,B	.109	.102	.141	.150	.135
Net realized and unrealized gain (loss)	(.629)	(.094)	.183	.250	(.038)
Total from investment operations	(.520)	.008	.324	.400	.097
Distributions from net investment income	(.110)	(.103)	(.142)	(.150)	(.135)
Distributions from net realized gain	-	(.005)	(.012)	(.020)	(.002)
Total distributions	(.110)	(.108)	(.154)	(.170)	(.137)
Net asset value, end of period	$10.16	$10.79	$10.89	$10.72	$10.49
Total Return C,D	(4.82)%	.07%	3.04%	3.83%	.93%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.80%	.80%	.80%	.80%	.81%
Expenses net of fee waivers, if any	.66%	.66%	.66%	.78%	.81%
Expenses net of all reductions	.66%	.66%	.66%	.78%	.81%
Net investment income (loss)	1.06%	.94%	1.31%	1.41%	1.28%
Supplemental Data
Net assets, end of period (in millions)	$156	$223	$202	$180	$155
Portfolio turnover rate G	20%	20%	19%	43%	27% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Limited Term Municipal Income Fund Class M

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$10.77	$10.87	$10.70	$10.47	$10.51
Income from Investment Operations
Net investment income (loss) A,B	.110	.104	.142	.154	.139
Net realized and unrealized gain (loss)	(.629)	(.095)	.182	.250	(.038)
Total from investment operations	(.519)	.009	.324	.404	.101
Distributions from net investment income	(.111)	(.104)	(.142)	(.154)	(.139)
Distributions from net realized gain	-	(.005)	(.012)	(.020)	(.002)
Total distributions	(.111)	(.109)	(.154)	(.174)	(.141)
Net asset value, end of period	$10.14	$10.77	$10.87	$10.70	$10.47
Total Return C,D	(4.82)%	.08%	3.06%	3.88%	.98%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.72%	.72%	.74%	.75%	.76%
Expenses net of fee waivers, if any	.65%	.65%	.65%	.74%	.76%
Expenses net of all reductions	.65%	.65%	.65%	.74%	.76%
Net investment income (loss)	1.07%	.95%	1.32%	1.45%	1.33%
Supplemental Data
Net assets, end of period (in millions)	$9	$8	$10	$12	$15
Portfolio turnover rate G	20%	20%	19%	43%	27% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Limited Term Municipal Income Fund Class C

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$10.77	$10.87	$10.70	$10.47	$10.51
Income from Investment Operations
Net investment income (loss) A,B	.035	.024	.064	.072	.057
Net realized and unrealized gain (loss)	(.629)	(.094)	.182	.250	(.038)
Total from investment operations	(.594)	(.070)	.246	.322	.019
Distributions from net investment income	(.036)	(.025)	(.064)	(.072)	(.057)
Distributions from net realized gain	-	(.005)	(.012)	(.020)	(.002)
Total distributions	(.036)	(.030)	(.076)	(.092)	(.059)
Net asset value, end of period	$10.14	$10.77	$10.87	$10.70	$10.47
Total Return C,D	(5.51)%	(.65)%	2.31%	3.08%	.19%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.50%	1.51%	1.52%	1.54%	1.55%
Expenses net of fee waivers, if any	1.38%	1.38%	1.38%	1.52%	1.55%
Expenses net of all reductions	1.38%	1.38%	1.38%	1.52%	1.54%
Net investment income (loss)	.34%	.22%	.59%	.67%	.55%
Supplemental Data
Net assets, end of period (in millions)	$8	$10	$15	$20	$32
Portfolio turnover rate G	20%	20%	19%	43%	27% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Limited Term Municipal Income Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$10.77	$10.87	$10.70	$10.47	$10.51
Income from Investment Operations
Net investment income (loss) A,B	.139	.134	.172	.185	.170
Net realized and unrealized gain (loss)	(.619)	(.095)	.182	.250	(.038)
Total from investment operations	(.480)	.039	.354	.435	.132
Distributions from net investment income	(.140)	(.134)	(.172)	(.185)	(.170)
Distributions from net realized gain	-	(.005)	(.012)	(.020)	(.002)
Total distributions	(.140)	(.139)	(.184)	(.205)	(.172)
Net asset value, end of period	$10.15	$10.77	$10.87	$10.70	$10.47
Total Return C	(4.46)%	.36%	3.34%	4.18%	1.28%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.47%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.37%	.37%	.37%	.45%	.46%
Expenses net of all reductions	.37%	.37%	.37%	.45%	.46%
Net investment income (loss)	1.35%	1.23%	1.60%	1.74%	1.63%
Supplemental Data
Net assets, end of period (in millions)	$2,006	$2,565	$2,420	$2,245	$2,393
Portfolio turnover rate F	20%	20%	19%	43%	27% G

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

G Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Limited Term Municipal Income Fund Class I

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$10.78	$10.88	$10.71	$10.48	$10.51
Income from Investment Operations
Net investment income (loss) A,B	.139	.133	.172	.178	.162
Net realized and unrealized gain (loss)	(.629)	(.094)	.183	.250	(.028)
Total from investment operations	(.490)	.039	.355	.428	.134
Distributions from net investment income	(.140)	(.134)	(.173)	(.178)	(.162)
Distributions from net realized gain	-	(.005)	(.012)	(.020)	(.002)
Total distributions	(.140)	(.139)	(.185)	(.198)	(.164)
Net asset value, end of period	$10.15	$10.78	$10.88	$10.71	$10.48
Total Return C	(4.55)%	.36%	3.34%	4.11%	1.29%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.55%	.54%	.55%	.54%	.54%
Expenses net of fee waivers, if any	.37%	.37%	.37%	.51%	.54%
Expenses net of all reductions	.37%	.37%	.37%	.51%	.54%
Net investment income (loss)	1.35%	1.23%	1.60%	1.68%	1.55%
Supplemental Data
Net assets, end of period (in millions)	$343	$420	$335	$276	$269
Portfolio turnover rate F	20%	20%	19%	43%	27% G

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

G Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Limited Term Municipal Income Fund Class Z

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$10.77	$10.87	$10.71	$10.48	$10.41
Income from Investment Operations
Net investment income (loss) B,C	.145	.140	.178	.189	.048
Net realized and unrealized gain (loss)	(.619)	(.094)	.173	.250	.067
Total from investment operations	(.474)	.046	.351	.439	.115
Distributions from net investment income	(.146)	(.141)	(.179)	(.189)	(.045)
Distributions from net realized gain	-	(.005)	(.012)	(.020)	-
Total distributions	(.146)	(.146)	(.191)	(.209)	(.045)
Net asset value, end of period	$10.15	$10.77	$10.87	$10.71	$10.48
Total Return D,E	(4.40)%	.42%	3.31%	4.22%	1.11%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.43%	.42%	.43%	.43%	.43% H
Expenses net of fee waivers, if any	.31%	.31%	.31%	.40%	.43% H
Expenses net of all reductions	.31%	.31%	.31%	.40%	.43% H
Net investment income (loss)	1.41%	1.29%	1.66%	1.79%	1.78% H
Supplemental Data
Net assets, end of period (in millions)	$358	$444	$336	$214	$28
Portfolio turnover rate I	20%	20%	19%	43%	27% J

A For the period October 2, 2018 (commencement of sale of shares) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Limited Term Municipal Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount, capital loss carryforwards and   losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,063
Gross unrealized depreciation	(128,719)
Net unrealized appreciation (depreciation)	$(127,656)
Tax Cost	$2,972,821

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(12,202)
Net unrealized appreciation (depreciation) on securities and other investments	$(127,656)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(6,323)
Long-term	(5,879)
Total capital loss carryforward	$(12,202)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Tax-exempt Income	$41,781	$43,829
Long-term Capital Gains	-	1,728
Total	$41,781	$ 45,557

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Limited Term Municipal Income Fund	619,933	1,132,925

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$454	$53
Class M	- %	.25%	19	- B
Class C	.75%	.25%	91	13
			$564	$66
B Amount represents less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6
Class M	1
Class C A	- B
$7

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B Amount represents less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$320.18
Class M	7.10
Class C	11.12
Limited Term Municipal Income	1,900.09
Class I	605.17
Class Z	209.05
	$3,052

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Limited Term Municipal Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Limited Term Municipal Income Fund	-	60,706	1

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Limited Term Municipal Income Fund	$6

7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2024. Some expenses, for example   the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.66%	$261
Class M	.65%	5
Class C	1.38%	11
Limited Term Municipal Income	.37%	2,055
Class I	.37%	631
Class Z	.31%	490
		$3,453

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $57.

8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity Limited Term Municipal Income Fund
Distributions to shareholders
Class A	$1,933	$2,205
Class M	82	84
Class C	32	33
Limited Term Municipal Income	28,885	33,020
Class I	4,897	5,002
Class Z	5,952	5,213
Total	$41,781	$45,557

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity Limited Term Municipal Income Fund
Class A
Shares sold	6,044	8,243	$61,982	$89,569
Reinvestment of distributions	180	195	1,849	2,111
Shares redeemed	(11,521)	(6,349)	(118,312)	(68,892)
Net increase (decrease)	(5,297)	2,089	$(54,481)	$22,788
Class M
Shares sold	300	115	$3,052	$1,245
Reinvestment of distributions	7	7	76	78
Shares redeemed	(148)	(295)	(1,516)	(3,195)
Net increase (decrease)	159	(173)	$1,612	$(1,872)
Class C
Shares sold	403	315	$4,152	$3,423
Reinvestment of distributions	3	3	28	30
Shares redeemed	(515)	(839)	(5,255)	(9,102)
Net increase (decrease)	(109)	(521)	$(1,075)	$(5,649)
Limited Term Municipal Income
Shares sold	112,135	90,381	$1,145,791	$980,282
Reinvestment of distributions	2,045	2,180	20,907	23,610
Shares redeemed	(154,578)	(77,064)	(1,584,880)	(834,331)
Net increase (decrease)	(40,398)	15,497	$(418,182)	$169,561
Class I
Shares sold	31,496	18,053	$322,175	$195,847
Reinvestment of distributions	441	428	4,514	4,637
Shares redeemed	(37,086)	(10,350)	(379,632)	(112,152)
Net increase (decrease)	(5,149)	8,131	$(52,943)	$88,332
Class Z
Shares sold	40,549	18,531	$414,776	$200,944
Reinvestment of distributions	402	356	4,114	3,852
Shares redeemed	(46,884)	(8,593)	(477,433)	(93,104)
Net increase (decrease)	(5,933)	10,294	$(58,543)	$111,692

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Limited Term Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Limited Term Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
Fidelity® Limited Term Municipal Income Fund
Class A	.66%
Actual		$ 1,000	$ 998.00	$ 3.32
Hypothetical- B		$ 1,000	$ 1,021.88	$ 3.36
Class M	.65%
Actual		$ 1,000	$ 998.00	$ 3.27
Hypothetical- B		$ 1,000	$ 1,021.93	$ 3.31
Class C	1.38%
Actual		$ 1,000	$ 994.40	$ 6.94
Hypothetical- B		$ 1,000	$ 1,018.25	$ 7.02
Fidelity® Limited Term Municipal Income Fund	.37%
Actual		$ 1,000	$ 1,000.40	$ 1.87
Hypothetical- B		$ 1,000	$ 1,023.34	$ 1.89
Class I	.37%
Actual		$ 1,000	$ 1,000.40	$ 1.87
Hypothetical- B		$ 1,000	$ 1,023.34	$ 1.89
Class Z	.31%
Actual		$ 1,000	$ 1,000.70	$ 1.56
Hypothetical- B		$ 1,000	$ 1,023.64	$ 1.58

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2022, 100% of the fund's income dividends were free from federal income tax, and 22.52% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (the retail class) and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.66%, 0.65%, 1.38%, 0.37%, 0.31%, and 0.37% through April 30, 2023.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.536709.126
STM-ANN-0323
Fidelity® Conservative Income Municipal Bond Fund

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Conservative Income Municipal Bond Fund	0.17%	0.85%	0.69%
Institutional Class	0.27%	0.95%	0.79%

A     From October 15, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Municipal Bond Fund, a class of the fund, on October 15, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

11,000
10,800
10,600
10,400
10,200
$10,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$10,653 Fidelity® Conservative Income Municipal Bond Fund
$10,793 Bloomberg Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, began implementing an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Elizah McLaughlin, Ryan Brogran and Michael Maka:
For the fiscal year ending December 31, 2022, the fund's share classes (excluding sales charges, if any) had gains from about 0.2% to about 0.3%, roughly in line with the 0.01% result of the Composite index, an equal-weighted blend of the benchmark, the Bloomberg Municipal Bond 1 Year (1-2Y) Index, and the iMoneyNet Tax-Free National Retail Blend Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the Composite index, the fund's duration (interest rate) positioning contributed to performance. The fund had less sensitivity to interest rates, as measured by its shorter duration, than the index and therefore was hurt less as interest rates rose. An overweight to variable-rate securities also contributed to relative performance, given that these securities outperformed fixed-rate securities for most of the year amid rising interest rates. In contrast, an overweight in lower-rated, investment-grade bonds was a key detractor, as they lagged the Composite index as credit spreads widened. Larger-than-index exposure to industrial development securities and gas pre-pay bonds, two segments that trailed the index, detracted as well. Relative performance also was crimped by the fund's exposure to bonds with a mandatory tender structure, which lagged the index. Differences in the way fund holdings and index components were priced further hindered relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Five States (% of Fund's net assets)

Texas	12.0
California	10.4
Illinois	8.3
New York	7.8
Georgia	5.2

Revenue Sources (% of Fund's net assets)
Synthetics	30.2%
Industrial Development	12.8%
General Obligations	12.6%
Resource Recovery	7.4%
State G.O.	7.2%
Transportation	7.0%
Electric Utilities	6.9%
Others* (Individually Less Than 5%)	15.9%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Maturity Diversification (% of Fund's Investments)
Days
1 - 7	44.6
8 - 30	4.7
31 - 60	11.6
61 - 90	0.7
91 - 180	6.8
> 180	31.6

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Municipal Bonds - 47.6%
	Principal Amount (a)	Value ($)
Alabama - 0.9%
Black Belt Energy Gas District:
Bonds Series 2018 A, 4%, tender 12/1/23 (b)	3,400,000	3,403,139
Series 2021 C1, 4% 12/1/23	1,400,000	1,398,581
Series 2022 C:
5.25% 12/1/23	530,000	534,881
5.25% 6/1/24	145,000	147,115
Series 2022 C1:
5.25% 12/1/24	405,000	413,475
5.25% 12/1/25	530,000	547,175
5.25% 6/1/26	1,225,000	1,269,237
Series 2022 E:
5% 6/1/23	255,000	256,205
5% 6/1/24	1,520,000	1,546,618
5% 6/1/25	1,585,000	1,634,497
5% 6/1/26	2,185,000	2,277,762
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 2.9%, tender 12/12/23 (b)	600,000	596,406
Southeast Alabama Gas Supply District Bonds:
(Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	7,015,000	6,990,415
Series 2018 A, 4%, tender 4/1/24 (b)	1,185,000	1,183,140
Southeast Energy Auth. Rev. Bonds (Proj. No. 2) Series 2021 B1:
4% 6/1/24	510,000	510,610
4% 6/1/25	615,000	617,330
TOTAL ALABAMA		23,326,586
Alaska - 0.1%
Alaska Int'l. Arpts. Revs. Series 2021 C, 5% 10/1/25 (c)	1,695,000	1,765,867
Arizona - 1.6%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/24	1,000,000	1,036,675
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2007, 2.7%, tender 8/14/23 (b)(c)	2,050,000	2,036,540
Series 2019, 5%, tender 6/3/24 (b)(c)	32,185,000	32,698,125
Coconino County Poll. Cont. Corp. Rev. Bonds Series 2017 A, 1.875%, tender 3/31/23 (b)(c)	1,450,000	1,443,650
Maricopa County Rev. Bonds Series C, 5%, tender 10/18/24 (b)	945,000	971,373
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/23 (c)	525,000	528,488
Series 2017 A, 5% 7/1/23 (c)	500,000	503,322
Yuma Pledged Rev. Series 2021:
4% 7/1/23	325,000	326,537
4% 7/1/24	300,000	304,757
TOTAL ARIZONA		39,849,467
California - 2.7%
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2021 A, 3.875%, tender 4/3/23 (b)(c)	7,300,000	7,298,447
Series 2021 B, 2.35%, tender 1/17/23 (b)(c)	22,300,000	22,287,233
(Waste Mgmt., Inc. Proj.):
Series 2009 A, 1.3%, tender 2/3/25 (b)(d)	750,000	706,664
Series 2020, 3.5%, tender 3/1/23 (b)(c)	600,000	599,450
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.):
Series 2010 A, 4.1%, tender 2/1/23 (b)(c)(d)	4,600,000	4,600,356
Series 2017 A2, 3.875%, tender 1/17/23 (b)(c)(d)	6,600,000	6,599,796
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C, 5% 8/1/24	1,925,000	1,994,232
California Statewide Cmntys. Dev. Auth. Series 2021, 4% 5/15/23	2,500,000	2,506,183
Los Angeles Dept. Arpt. Rev.:
Series 2017 B, 5% 5/15/23 (c)	1,700,000	1,709,671
Series 2019 A:
5% 5/15/23 (c)	1,865,000	1,875,610
5% 5/15/24 (c)	705,000	721,521
Series 2020 C, 5% 5/15/24 (c)	500,000	511,717
Series 2022 C:
5% 5/15/25 (c)	1,475,000	1,529,957
5% 5/15/26 (c)	3,595,000	3,775,959
Series B, 5% 5/15/24 (c)	1,065,000	1,089,957
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2019 B:
5% 7/1/23 (c)	500,000	503,322
5% 7/1/24 (c)	500,000	511,129
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2013 A, 5% 5/1/23 (Escrowed to Maturity) (c)	1,310,000	1,318,317
Series 2017 D, 5% 5/1/24 (c)	1,000,000	1,020,725
Series 2019 H, 5% 5/1/24 (Escrowed to Maturity) (c)	550,000	563,847
San Jose Int. Arpt. Rev.:
Series 2014 A, 5% 3/1/23 (Escrowed to Maturity) (c)	3,500,000	3,510,866
Series 2021 B, 5% 3/1/25	375,000	393,187
Vernon Elec. Sys. Rev. Series 2021 A, 5% 10/1/23	1,350,000	1,360,426
TOTAL CALIFORNIA		66,988,572
Colorado - 0.5%
Colorado Health Facilities Auth. Rev. Bonds:
Bonds Series 2016 C:
5%, tender 11/15/23 (b)	440,000	446,153
5%, tender 11/15/23 (b)	155,000	157,473
Series 2022 A:
5% 11/1/23	400,000	405,054
5% 11/1/24	430,000	443,206
5% 11/1/25	400,000	417,607
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (b)	700,000	717,442
Denver City & County Arpt. Rev.:
Series 2012 A, 5% 11/15/23 (c)	500,000	500,525
Series 2016 A, 5% 11/15/23	675,000	686,871
Series 2017 A, 5% 11/15/24 (c)	825,000	850,217
Series 2022 A:
5% 11/15/24 (c)	1,000,000	1,030,566
5% 11/15/25 (c)	1,850,000	1,934,731
Series 2022 D:
5% 11/15/25 (c)	2,000,000	2,091,601
5.25% 11/15/26 (c)	3,500,000	3,731,761
Vauxmont Metropolitan District Series 2020, 5% 12/1/23 (Assured Guaranty Muni. Corp. Insured)	195,000	198,092
TOTAL COLORADO		13,611,299
Connecticut - 2.4%
Connecticut Gen. Oblig.:
Series 2013 A, 4.65% 3/1/25 (b)	1,075,000	1,086,875
Series 2016 B:
5% 5/15/23	1,470,000	1,480,774
5% 5/15/25	505,000	531,817
Series 2016 D, 5% 8/15/23	600,000	607,582
Series 2016 E, 5% 10/15/23	1,210,000	1,229,594
Series 2019 A, 5% 4/15/23	3,985,000	4,007,279
Series 2020 B, 5% 1/15/23	1,265,000	1,265,729
Series 2021 D, 5% 7/15/24	1,760,000	1,818,961
Series 2022 A, 3% 1/15/23	6,705,000	6,704,751
Series A:
3% 1/15/23	1,050,000	1,049,961
3% 1/15/24	500,000	500,842
3% 4/15/24	500,000	501,296
4% 1/15/24	465,000	470,473
Series C:
4% 6/1/23	400,000	401,698
5% 12/15/23	735,000	749,649
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 1999 U2, 1.1%, tender 2/11/25 (b)	3,600,000	3,404,292
Series 2010 A3, 0.25%, tender 2/9/24 (b)	11,800,000	11,339,183
Series 2010 A4, 1.1%, tender 2/11/25 (b)	9,050,000	8,558,011
Series 2014 B, 1.8%, tender 7/1/24 (b)	980,000	948,447
Series 2022 L, 5% 7/1/25	450,000	471,601
Series 2022 M, 5% 7/1/23	175,000	176,035
Connecticut Higher Ed. Supplemental Ln. Auth. Rev.:
(Chesla Ln. Prog.) Series 2017 A, 5% 11/15/23 (Escrowed to Maturity) (c)	690,000	699,543
(Chesla Loan Prog.) Series C, 5% 11/15/23 (Escrowed to Maturity)	225,000	229,077
Connecticut Hsg. Fin. Auth.:
Series A2:
0.35% 5/15/23 (c)	250,000	247,530
0.4% 11/15/23 (c)	300,000	293,248
Series C, 5% 5/15/23 (c)	445,000	447,451
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2021 C:
5% 1/1/23	4,925,000	4,925,000
5% 1/1/24	1,340,000	1,368,511
Series A, 5% 5/1/23	1,850,000	1,862,230
Hartford Gen. Oblig. Series 2015 C, 5% 7/15/25 (Assured Guaranty Muni. Corp. Insured)	1,910,000	2,016,092
TOTAL CONNECTICUT		59,393,532
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (b)	580,000	549,076
Delaware Trans. Auth. Grant Series 2020, 5% 9/1/24	850,000	879,950
TOTAL DELAWARE		1,429,026
District Of Columbia - 0.6%
District of Columbia Gen. Oblig.:
Series 2021 D, 4% 2/1/24	325,000	329,216
Series 2021 E, 5% 2/1/23	5,000,000	5,007,514
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2020 A:
5% 10/1/23 (c)	1,910,000	1,929,504
5% 10/1/24 (c)	7,200,000	7,391,085
TOTAL DISTRICT OF COLUMBIA		14,657,319
Florida - 2.0%
Broward County Arpt. Sys. Rev.:
Series 2017, 5% 10/1/24 (c)	500,000	513,697
Series 2019 A, 5% 10/1/23 (c)	1,250,000	1,263,223
Duval County School Board Ctfs. of Prtn. Series 2022 A:
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	2,795,000	2,939,476
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	4,900,000	5,253,994
Escambia County Poll. Cont. Rev. (Gulf Pwr. Co. Proj.) Series 2003, 2.6% 6/1/23	5,150,000	5,129,702
Florida Dev. Fin. Corp. Rev. Bonds (Brightline Florida Passenger Rail Expansion Proj.) Series 2021 A, 2.9%, tender 4/4/23 (b)(c)	11,000,000	10,968,617
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2016 A, 5% 10/1/25 (Escrowed to Maturity) (c)	575,000	605,673
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A, 5% 9/1/26 (c)	2,260,000	2,385,369
Hillsborough County Aviation Auth. Rev.:
Series 2013 A, 5.5% 10/1/24 (Pre-Refunded to 10/1/23 @ 100) (c)	1,420,000	1,446,144
Series 2018 E, 5% 10/1/23 (c)	225,000	227,793
Series 2022 A:
5% 10/1/24 (c)	2,800,000	2,888,702
5% 10/1/25 (c)	755,000	787,976
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/23	260,000	263,957
5% 10/1/24	580,000	602,178
5% 10/1/25	455,000	481,985
JEA Wtr. & Swr. Sys. Rev. Series A, 5% 10/1/23	895,000	908,290
Lee County Arpt. Rev. Series 2021 A:
5% 10/1/23 (c)	3,030,000	3,055,394
5% 10/1/24 (c)	1,530,000	1,562,533
Miami-Dade County Aviation Rev.:
Series 2012 A, 5% 10/1/24	895,000	896,371
Series 2020 A, 5% 10/1/23	1,105,000	1,121,163
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. of Florida Proj.) Series 2018, 0.4%, tender 8/1/23 (b)(c)	2,400,000	2,342,638
Okeechobee County Solid Waste Rev. Bonds (Waste Mgmt., Inc.-Okeechobee Landfill Proj.) Series 2004 A, 0.55%, tender 7/1/24 (b)	1,500,000	1,410,710
Orlando Utils. Commission Util. Sys. Rev. Series 2013 A, 5% 10/1/24	500,000	519,119
Pasco County School Board Ctfs. of Prtn. Series 2022 A, 5% 8/1/26	1,045,000	1,119,962
TOTAL FLORIDA		48,694,666
Georgia - 4.2%
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 2009 1st, 2.75%, tender 3/15/23 (b)	12,025,000	12,001,376
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (b)	1,300,000	1,292,729
Series 2012, 2.875%, tender 8/19/25 (b)	3,575,000	3,527,575
Series 1995, 2.25%, tender 5/25/23 (b)	2,300,000	2,284,925
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2020 A:
4% 11/1/23	895,000	899,461
5% 1/1/23	2,775,000	2,775,000
5% 1/1/23	1,250,000	1,250,000
Series 2021 A:
5% 1/1/24	335,000	340,382
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	200,000	206,998
Series 2022 A:
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	335,000	343,439
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	350,000	365,515
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	365,000	387,744
Griffin-Spalding County Hosp. (WellStar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/23	250,000	250,923
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 A, 4%, tender 9/1/23 (b)	6,305,000	6,303,011
Series 2018 B, 1 month U.S. LIBOR + 0.750% 3.51%, tender 1/4/23 (b)(e)	25,095,000	24,983,566
Series 2018 C, 4%, tender 12/1/23 (b)	2,490,000	2,488,116
Series 2018 E, SIFMA Municipal Swap Index + 0.570% 4.23%, tender 1/5/23 (b)(e)	40,430,000	40,293,929
Series 2019 B, 4%, tender 12/2/24 (b)	2,030,000	2,030,062
Series 2018 A, 4% 3/1/23	720,000	720,134
Series 2022 A, 4% 12/1/25	1,260,000	1,262,844
Paulding County Hosp. Auth. Rev. Series 2022 A, 5% 4/1/23	565,000	566,949
TOTAL GEORGIA		104,574,678
Guam - 0.2%
Guam Pwr. Auth. Rev. Series 2022 A:
5% 10/1/23	1,545,000	1,559,192
5% 10/1/24	1,235,000	1,263,778
5% 10/1/25	1,545,000	1,602,615
TOTAL GUAM		4,425,585
Hawaii - 0.0%
State of Hawaii Dept. of Trans. Series 2013, 5% 8/1/23 (c)	1,250,000	1,261,828
Illinois - 4.3%
Champaign County Cmnty. Unit Series 2020 A, 0% 1/1/23	200,000	200,000
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2021 C, 5% 12/1/23	3,880,000	3,948,167
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 A, 5% 1/1/23 (c)	4,535,000	4,535,000
Series 2022 A, 5% 1/1/25 (c)	1,095,000	1,126,906
Series 2022 C:
5% 1/1/25 (c)	2,250,000	2,315,559
5% 1/1/26 (c)	1,200,000	1,249,657
Chicago Park District Gen. Oblig.:
Series 2014 B, 5% 1/1/24	615,000	625,484
Series 2021 D:
4% 1/1/23	375,000	375,000
4% 1/1/24	100,000	100,736
Series 2021 E, 4% 1/1/24	1,340,000	1,349,869
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2021:
5% 6/1/23	550,000	553,651
5% 6/1/24	625,000	640,616
Cook County Gen. Oblig.:
Series 2021 A:
5% 11/15/23	390,000	395,320
5% 11/15/24	450,000	464,497
Series 2021 B, 4% 11/15/23	1,560,000	1,568,122
Series 2022 A:
5% 11/15/24	5,940,000	6,131,355
5% 11/15/25	4,370,000	4,605,637
Cook County Sales Tax Rev. Series 2022 A, 5% 11/15/25	675,000	713,871
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 4.4%, tender 11/1/23 (b)(c)	9,750,000	9,777,124
Illinois Fin. Auth. Series 2022 A, 5% 10/1/24	160,000	161,838
Illinois Gen. Oblig.:
Series 2013 A, 5% 4/1/24	1,705,000	1,712,264
Series 2013, 5% 7/1/23	3,265,000	3,286,345
Series 2017 D, 5% 11/1/23	5,300,000	5,354,988
Series 2021 A, 5% 3/1/23	230,000	230,490
Series 2021 B, 5% 3/1/23	275,000	275,586
Series 2021 C, 4% 3/1/23	6,960,000	6,964,010
Series 2022 A:
5% 3/1/23	1,060,000	1,062,259
5% 3/1/25	2,070,000	2,113,577
Series 2022 B:
5% 3/1/24	4,105,000	4,161,965
5% 3/1/25	10,270,000	10,486,202
5% 3/1/26	6,060,000	6,224,224
Series 2022 D1, 5% 3/1/23	1,210,000	1,212,579
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/23	280,000	280,331
Illinois Reg'l. Trans. Auth. Series 2017 A, 5% 7/1/23	595,000	600,491
Illinois Sales Tax Rev.:
Series 2021 A:
4% 6/15/23	6,065,000	6,079,188
4% 6/15/24	3,195,000	3,212,212
Series 2021 C, 5% 6/15/25	270,000	278,046
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2011, 5.5% 2/1/23	1,470,000	1,472,459
Metropolitan Pier & Exposition:
Series 2010 B1, 0% 6/15/26 (Assured Guaranty Muni. Corp. Insured)	1,130,000	998,787
Series 2022 A, 3% 6/15/24	1,870,000	1,853,807
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/23	6,220,000	6,265,597
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 C, 5% 3/15/23	630,000	631,946
Univ. of Illinois Rev. Series 2013 A, 5% 4/1/25	250,000	250,923
TOTAL ILLINOIS		105,846,685
Indiana - 1.7%
Indiana Dev. Fin. Auth. Envir. Rev. Bonds (Fulcrum Centerpoint, LLC Proj.) Series 2022, 4.5%, tender 11/15/23 (c)	26,350,000	26,333,342
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 4%, tender 10/2/23 (b)(c)	2,500,000	2,504,715
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.):
Series 2015 I, 5% 1/1/23 (c)	1,660,000	1,660,000
Series 2016 A1, 5% 1/1/23 (c)	1,500,000	1,500,000
Series 2021 A, 5% 6/1/23	610,000	614,173
Series 2022 G2:
5% 1/1/25 (c)	85,000	87,526
5% 1/1/26 (c)	405,000	423,282
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.):
Series 2016 A, 5%, tender 3/1/23 (b)(c)	8,700,000	8,711,359
Series 2017, 5%, tender 11/1/24 (b)(c)	965,000	978,370
TOTAL INDIANA		42,812,767
Iowa - 0.0%
Iowa Fin. Auth. Rev. Series 2018 B, 5% 2/15/23	515,000	516,073
Kentucky - 0.7%
Kentucky Asset/Liability Commission Gen. Fund Rev. Series 2021 A, 5% 11/1/24	1,000,000	1,039,010
Kentucky State Property & Buildings Commission Rev.:
Series 2016 B, 5% 11/1/23	1,445,000	1,469,058
Series 2017, 5% 4/1/23	1,390,000	1,396,455
Series 2018, 5% 5/1/23	3,545,000	3,567,392
Series A:
5% 8/1/23	625,000	632,165
5% 11/1/23	1,030,000	1,047,148
Series B, 5% 8/1/23	4,100,000	4,147,000
Kentucky, Inc. Pub. Energy Bonds:
Series 2018 A, 4%, tender 4/1/24 (b)	3,845,000	3,838,247
Series C1, 4%, tender 6/1/25 (b)	585,000	579,601
Louisville & Jefferson County Bonds Series 2020 B, 5%, tender 10/1/23 (b)	1,000,000	1,006,993
TOTAL KENTUCKY		18,723,069
Louisiana - 0.5%
Louisiana Gen. Oblig. Series 2020 A, 5% 3/1/23	835,000	837,659
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (b)	8,040,000	7,990,349
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	2,700,000	2,718,720
TOTAL LOUISIANA		11,546,728
Maryland - 0.2%
Maryland Dept. of Trans.:
Series 2022 A, 5% 12/1/24	550,000	574,025
Series 2022 B, 5% 12/1/23	635,000	647,361
Maryland Gen. Oblig. Series 2 A, 5% 8/1/23	1,130,000	1,143,666
Maryland Stadium Auth. Built to Learn Rev. Series 2022 A:
5% 6/1/24	730,000	750,479
5% 6/1/25	905,000	950,116
TOTAL MARYLAND		4,065,647
Massachusetts - 2.7%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (b)	3,200,000	3,200,000
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds:
Series 2019 DD 1, 5%, tender 4/1/24 (b)	1,070,000	1,085,493
Series 2019 DD 2, 5%, tender 4/1/24 (b)	2,295,000	2,328,230
Series S3, SIFMA Municipal Swap Index + 0.500% 4.16%, tender 1/5/23 (b)(e)	7,400,000	7,397,813
Series 2016 I, 5% 7/1/25	1,150,000	1,199,573
Series 2021 I, 5% 10/1/24	900,000	928,357
Massachusetts Edl. Fing. Auth. Rev.:
Series 2015 A, 5% 1/1/24 (c)	18,160,000	18,416,247
Series 2017 A, 5% 7/1/25 (c)	1,430,000	1,479,838
Series 2018 B, 5% 7/1/23 (c)	450,000	453,801
Series 2020 C, 5% 7/1/24 (c)	600,000	612,040
Series 2022 B:
5% 7/1/24 (c)	525,000	536,302
5% 7/1/25 (c)	1,125,000	1,165,840
Massachusetts Gen. Oblig. Series 2021 B, 5% 11/1/23	24,925,000	25,362,511
Massachusetts Port Auth. Rev. Series 2017 A, 5% 7/1/23 (c)	2,660,000	2,684,028
TOTAL MASSACHUSETTS		66,850,073
Michigan - 0.9%
Imlay City Cmnty. School District Series 2020 I, 4% 5/1/23	555,000	556,566
Michigan Fin. Auth. Rev.:
(Detroit Reg'l. Convention Facility Auth. Local Proj.) Series 2014 H1, 5% 10/1/24	1,895,000	1,923,706
Series 2015 D1:
0.4% 10/15/23	450,000	433,229
0.55% 10/15/24	1,700,000	1,620,422
Series 2022:
5% 4/15/25	2,840,000	2,971,744
5% 4/15/26	4,735,000	5,049,658
Michigan Gen. Oblig. Series 2016, 5% 3/15/24	500,000	513,113
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series 2022 A:
1.95% 12/1/23	975,000	963,636
2.5% 6/1/25	1,215,000	1,195,624
Oakland Univ. Rev.:
Series 2022 A:
5% 3/1/23	345,000	345,960
5% 3/1/24	175,000	178,926
5% 3/1/25	200,000	208,886
Series 2022 B:
5% 3/1/24	350,000	357,851
5% 3/1/25	1,185,000	1,237,647
South Lyon Cmnty. Schools Series 2016, 5% 5/1/23	900,000	905,567
Walled Lake Consolidated School District Series 2022, 4% 5/1/23	1,670,000	1,675,256
Wayne County Arpt. Auth. Rev. Series 2017 E, 4% 12/1/25 (c)(d)	1,725,000	1,744,034
TOTAL MICHIGAN		21,881,825
Minnesota - 0.4%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2016 B, 5% 1/1/23	1,400,000	1,400,000
Series 2022 B:
5% 1/1/24 (c)	565,000	572,972
5% 1/1/25 (c)	370,000	380,781
5% 1/1/26 (c)	905,000	942,450
Minnesota Hsg. Fin. Agcy.:
Series 2022 A:
5% 8/1/23	585,000	591,773
5% 8/1/24	910,000	940,018
Series 2022 B:
5% 8/1/24	1,155,000	1,193,100
5% 8/1/25	1,710,000	1,803,653
5% 8/1/26	1,700,000	1,826,739
Series H:
0.6% 7/1/23 (c)	225,000	221,768
0.7% 7/1/24 (c)	200,000	191,913
TOTAL MINNESOTA		10,065,167
Nebraska - 0.4%
Central Plains Energy Proj. Gas Supply:
Bonds Series 2019, 2.5%, tender 8/1/25 (b)	3,400,000	3,263,730
Series 2019:
4% 2/1/23	1,060,000	1,060,051
4% 8/1/23	1,170,000	1,171,156
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Projs.) Series 2017, 5% 7/1/23	825,000	832,493
Nebraska Pub. Pwr. District Rev.:
Bonds Series 2020 A, 0.6%, tender 7/1/23 (b)	1,950,000	1,923,008
Series 2017 B, 5% 1/1/25	650,000	678,760
TOTAL NEBRASKA		8,929,198
Nevada - 0.7%
Clark County Arpt. Rev. Series 2021 B, 5% 7/1/24 (c)	1,870,000	1,910,530
Clark County Poll. Cont. Rev. Bonds Series 2017, 1.65%, tender 3/31/23 (b)	1,570,000	1,562,625
Clark County School District:
Series 2016 D, 5% 6/15/23	2,715,000	2,738,382
Series 2016 F, 4% 6/15/24	500,000	500,389
Series 2020 A, 3% 6/15/25 (Assured Guaranty Muni. Corp. Insured)	500,000	503,045
Nevada Dept. of Bus. & Industry Bonds:
(Republic Svcs., Inc. Proj.) Series 2001, 3.75%, tender 6/1/23 (b)(c)(d)	3,350,000	3,343,146
Series 2020 A, 0.85%, tender 1/26/23 (b)(c)(d)	7,100,000	7,086,302
TOTAL NEVADA		17,644,419
New Hampshire - 0.2%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 5% 8/15/23	405,000	409,005
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.) Series 2019 A2, 2.15%, tender 7/1/24 (b)(c)	4,000,000	3,853,028
TOTAL NEW HAMPSHIRE		4,262,033
New Jersey - 4.2%
New Jersey Econ. Dev. Auth. Series 2022 A:
5% 11/1/24	825,000	851,968
5% 11/1/25	1,000,000	1,048,700
New Jersey Econ. Dev. Auth. Rev.:
Series 2012 II, 5% 3/1/23	1,535,000	1,539,717
Series 2013:
5% 3/1/23	1,290,000	1,293,093
5% 3/1/24	15,560,000	15,601,499
5% 3/1/25	6,910,000	6,929,101
Series 2014 UU, 5% 6/15/23	675,000	679,821
Series 2015 XX:
4% 6/15/24	1,345,000	1,360,025
5% 6/15/23	825,000	830,892
5% 6/15/24	500,000	512,600
Series 2016 AAA, 5% 6/15/23	625,000	629,464
Series 2018 FFF, 5% 6/15/23	500,000	503,571
Series 2019, 5.25% 9/1/24 (d)	9,740,000	10,064,642
New Jersey Edl. Facility Series 2016 C, 5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,028,431
New Jersey Gen. Oblig.:
Series 2020 A:
4% 6/1/23	11,190,000	11,233,415
5% 6/1/24	1,080,000	1,111,656
5% 6/1/25	4,700,000	4,948,893
Series 2021, 2% 6/1/25	1,585,000	1,536,672
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2016 1A:
5% 12/1/23 (c)	3,500,000	3,547,635
5% 12/1/24 (c)	4,400,000	4,531,630
Series 2017 1A:
5% 12/1/24 (c)	1,500,000	1,543,193
5% 12/1/25 (c)	2,860,000	2,989,161
Series 2019 A, 5% 12/1/24	555,000	575,041
Series 2020, 5% 12/1/24 (c)	1,100,000	1,131,264
Series 2021 A, 5% 12/1/24 (c)	330,000	339,379
Series 2022 A:
5% 12/1/24 (c)	430,000	442,221
5% 12/1/25 (c)	550,000	572,514
Series 2022 B:
5% 12/1/24 (c)	885,000	910,153
5% 12/1/25 (c)	2,625,000	2,730,241
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Series 2021 B, 0.5% 11/1/23	1,815,000	1,774,287
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/23	4,960,000	4,985,534
5% 6/1/24	2,400,000	2,440,323
5% 6/1/25	1,565,000	1,605,961
New Jersey Trans. Trust Fund Auth.:
Series 2006 C, 0% 12/15/24 (AMBAC Insured)	160,000	149,891
Series 2010 A, 0% 12/15/25	1,050,000	945,379
Series 2010 D, 5.25% 12/15/23	820,000	834,848
Series 2014 AA, 5% 6/15/23	2,850,000	2,870,355
Series 2016 A1, 5% 6/15/24	975,000	1,000,824
Series 2016 A2, 5% 6/15/23	1,000,000	1,007,543
Series 2018 A:
5% 6/15/23	3,240,000	3,264,438
5% 6/15/24	1,205,000	1,236,916
Series 2022 AA, 5% 6/15/24	1,090,000	1,117,468
Series A, 5.25% 12/15/23	350,000	356,337
Rutgers State Univ. Rev. Series 2018 N, 4% 5/1/23	700,000	702,181
TOTAL NEW JERSEY		105,308,877
New Mexico - 0.1%
New Mexico Edl. Assistance Foundation Series 2021 1A, 5% 9/1/23 (c)	2,040,000	2,058,784
New York - 1.7%
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds Series 2019 B, 1.65%, tender 9/1/24 (b)	2,550,000	2,464,704
Series 2021, 1% 9/1/25	2,195,000	1,998,235
Nassau County Local Econ. Assistance Corp. Multifamily Hsg. Rev. Bonds (Park Lake Hempstead, L.P. Proj.) Series 2021, 0.3%, tender 11/1/23 (b)	7,810,000	7,545,532
New York City Gen. Oblig.:
Series 1, 5% 8/1/23	5,060,000	5,118,295
Series 2013 D, 5% 8/1/23	475,000	475,732
Series 2015 B, 5% 8/1/23	430,000	434,954
Series 2019 E, 5% 8/1/23	685,000	692,892
Series 2021 F1:
3% 3/1/23	300,000	300,010
5% 3/1/23	545,000	546,718
Series A, 5% 8/1/23	2,155,000	2,179,827
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds Series 2021 K2, 0.9%, tender 1/1/26 (b)	1,250,000	1,142,411
New York City Indl. Dev. Agcy. Rev.:
(Queens Baseball Stadium Proj.) Series 2021 A, 5% 1/1/24 (Assured Guaranty Corp. Insured)	675,000	686,904
Series 2021 A, 5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	600,000	634,264
New York Metropolitan Trans. Auth. Rev.:
Bonds:
Series 2019 A1, 5%, tender 11/15/24 (b)	800,000	814,957
Series 2020 A2, 5%, tender 5/15/24 (b)	1,600,000	1,629,301
Series 2017 C1, 5% 11/15/25	1,045,000	1,082,201
Series 2017 D, 5% 11/15/23	790,000	800,192
Series 2020 A, 5% 2/1/23	4,765,000	4,768,480
New York State Dorm. Auth. Series 2018 A, 5% 3/15/23 (Escrowed to Maturity)	710,000	712,779
New York State Urban Dev. Corp. Series 2020 C, 5% 3/15/23	515,000	517,156
New York Trans. Dev. Corp. (Term. 4 JFK Int'l. Arpt. Proj.) Series 2020 A, 5% 12/1/25 (c)	1,930,000	1,997,651
Port Auth. of New York & New Jersey Series 2020 221, 5% 7/15/25 (c)	1,995,000	2,072,559
St. Lawrence County Indl. Dev. (St. Lawrence Univ. Proj.) Series 2022:
5% 7/1/25	415,000	435,430
5% 7/1/26	400,000	426,563
Syracuse Reg'l. Arpt. Auth. Series 2021, 5% 7/1/24 (c)	770,000	786,576
Triborough Bridge & Tunnel Auth. Bonds Series 2021 A2, 2%, tender 5/15/26 (b)	1,000,000	913,102
TOTAL NEW YORK		41,177,425
New York And New Jersey - 0.7%
Port Auth. of New York & New Jersey:
Series 188, 5% 5/1/24 (c)	1,990,000	2,027,352
Series 189, 5% 5/1/23	280,000	281,824
Series 2013, 5% 7/15/25 (c)	1,015,000	1,015,818
Series 2015 194, 5% 10/15/23	500,000	508,097
Series 2018, 5% 9/15/25 (c)	1,970,000	2,051,968
Series 2021 226, 5% 10/15/23 (c)	3,450,000	3,485,828
Series 207, 5% 9/15/23 (c)	870,000	878,027
Series 223:
5% 7/15/23 (c)	2,750,000	2,769,053
5% 7/15/24 (c)	3,250,000	3,322,038
5% 7/15/25 (c)	515,000	535,022
TOTAL NEW YORK AND NEW JERSEY		16,875,027
North Carolina - 0.3%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2021 B, 5%, tender 12/2/24 (b)	2,525,000	2,618,732
North Carolina Grant Anticipation Rev. Series 2017, 5% 3/1/23	435,000	436,316
North Carolina Med. Care Commission Hosp. Rev. Bonds Series 2021 B, 5%, tender 2/1/26 (b)	3,975,000	4,204,295
TOTAL NORTH CAROLINA		7,259,343
Ohio - 0.3%
Franklin County Hosp. Facilities Rev. Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (b)	935,000	940,591
Miami Univ. Series 2022 A, 5% 9/1/23	915,000	926,954
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021, 5% 8/1/24	200,000	205,351
Northeast Ohio Med. Univ. Series 2022:
5% 12/1/23 (Build America Mutual Assurance Insured)	355,000	360,853
5% 12/1/24 (Build America Mutual Assurance Insured)	250,000	259,263
5% 12/1/25 (Build America Mutual Assurance Insured)	265,000	279,906
Ohio Gen. Oblig. Series 2021 A:
5% 3/1/23	510,000	511,633
5% 3/1/23	1,000,000	1,003,201
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/23	830,000	830,000
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A, 5% 2/15/25	1,840,000	1,927,742
TOTAL OHIO		7,245,494
Oklahoma - 0.0%
Univ. of Oklahoma Gen. Rev. Series 2021 A, 5% 7/1/23 (Assured Guaranty Muni. Corp. Insured)	1,190,000	1,200,750
Oregon - 0.9%
Gilliam County Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.):
Series 2000 A, 3%, tender 5/1/23 (b)(c)	8,100,000	8,078,128
Series 2003 A, 3%, tender 5/1/23 (b)(c)	9,950,000	9,923,133
Port of Portland Arpt. Rev.:
Series 2022:
5% 7/1/24 (c)	2,000,000	2,046,568
5% 7/1/25 (c)	1,310,000	1,361,686
Series 24B, 5% 7/1/23 (c)	1,095,000	1,102,808
TOTAL OREGON		22,512,323
Pennsylvania - 2.9%
Coatesville Area School District Series 2017, 5% 8/1/23 (Assured Guaranty Muni. Corp. Insured)	890,000	899,642
Pennsylvania Econ. Dev. Fing. Auth.:
Series 2021 A:
4% 10/15/23	700,000	703,818
4% 10/15/24	850,000	864,487
Series 2022 A:
5% 2/15/25	160,000	166,290
5% 2/15/26	200,000	211,795
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. Series 2016, 5% 3/15/24	1,250,000	1,277,577
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2019 A, 3.875%, tender 1/17/23 (b)(c)	2,100,000	2,099,935
Series 2019 B1, 3.875%, tender 1/17/23 (b)(c)	1,700,000	1,699,947
(Republic Svcs., Inc. Proj.):
Series 2014, 3.8%, tender 1/3/23 (b)(c)	29,500,000	29,500,000
Series 2019 B2, 2.35%, tender 1/17/23 (b)(c)	7,200,000	7,195,878
(Waste Mgmt., Inc. Proj.) Series 2013, 4%, tender 2/1/23 (b)(c)	9,100,000	9,099,601
(Waste Mgmt., Inc. Proj.):
Series 2017 A, 0.58%, tender 8/1/24 (b)(c)	900,000	843,944
Series 2021 A, SIFMA Municipal Swap Index + 0.400% 4.06%, tender 6/3/24 (b)(c)(e)	2,845,000	2,765,241
Series 2011, 2.15%, tender 7/1/24 (b)(c)	850,000	818,768
Pennsylvania Gen. Oblig. Series 2016, 5% 2/1/23	975,000	976,420
Pennsylvania Hsg. Fin. Agcy.:
Series 2021 135 B:
5% 4/1/23 (c)	330,000	330,857
5% 4/1/24 (c)	230,000	233,590
5% 4/1/25 (c)	380,000	391,713
Series 2021 137, 0.4% 4/1/23	285,000	282,972
Series 2022 138:
5% 4/1/23	840,000	843,819
5% 10/1/23	1,135,000	1,151,183
5% 4/1/24	1,060,000	1,085,634
5% 10/1/24	1,970,000	2,037,496
5% 10/1/25	1,100,000	1,158,382
Pennsylvania Tpk. Commission Tpk. Rev. Series 2012 A, 5% 12/1/23	800,000	801,109
Philadelphia Arpt. Rev.:
Series 2017 B, 5% 7/1/23 (c)	700,000	704,651
Series 2021:
5% 7/1/24 (c)	945,000	966,035
5% 7/1/26 (c)	1,000,000	1,048,122
Philadelphia Gas Works Rev. Series 15, 5% 8/1/23	780,000	787,470
TOTAL PENNSYLVANIA		70,946,376
Rhode Island - 0.0%
Rhode Island Student Ln. Auth. Student Ln. Rev. Series 2018 A, 5% 12/1/25 (c)	875,000	909,835
South Carolina - 1.6%
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	29,755,000	29,728,729
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (c)	2,600,000	2,706,376
Series 2015:
5.25% 7/1/50 (Pre-Refunded to 7/1/25 @ 100) (c)	4,525,000	4,736,992
5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	2,170,000	2,271,662
Series 2019 B, 5% 7/1/23 (c)	1,000,000	1,008,740
Spartanburg County Reg'l. Health Series 2022, 5% 4/15/23	410,000	411,667
TOTAL SOUTH CAROLINA		40,864,166
Tennessee - 1.4%
Metropolitan Gov Nashvle&David Ind. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (b)(c)	900,000	843,944
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 5% 7/1/23 (c)	680,000	684,849
Series 2022 B, 5% 7/1/26 (c)	675,000	710,203
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	21,250,000	21,559,519
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (b)	12,325,000	12,344,939
TOTAL TENNESSEE		36,143,454
Texas - 3.2%
Austin Arpt. Sys. Rev.:
Series 2019:
5% 11/15/23 (c)	655,000	663,992
5% 11/15/24 (c)	500,000	515,741
Series 2022, 5% 11/15/25 (c)	1,910,000	1,993,757
Crandall Independent School District Series 2021 A, 0% 8/15/24	765,000	727,770
Dallas Fort Worth Int'l. Arpt. Rev. Series 2013 E, 5% 11/1/23 (c)	10,750,000	10,877,070
El Paso Gen. Oblig.:
Series 2021 B, 5% 8/15/23	300,000	303,791
Series 2021 C, 5% 8/15/23	335,000	339,233
Hays Consolidated Independent School District Series 2022:
5% 2/15/25	500,000	523,527
5% 2/15/26	700,000	749,033
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2014, 5% 9/1/26	1,500,000	1,540,069
Houston Independent School District Series 2016 A, 5% 2/15/23	725,000	726,637
Love Field Arpt. Modernization Rev. Series 2021, 5% 11/1/23 (c)	2,330,000	2,357,542
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2015, 5% 5/15/24	1,080,000	1,108,223
Series 2018, 5% 5/15/24	2,095,000	2,149,747
Series 2019, 5% 5/15/23	1,335,000	1,343,567
Series 2020:
5% 5/15/23	385,000	387,471
5% 5/15/25	570,000	595,333
Series 2021 A, 5% 5/15/23	1,190,000	1,197,636
Series 2015 B, 5% 5/15/23	1,000,000	1,006,417
Series 2020:
5% 5/15/23	1,500,000	1,509,626
5% 5/15/24	760,000	779,860
Series 2022, 5% 5/15/24 (Assured Guaranty Muni. Corp. Insured)	1,630,000	1,672,595
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2020 A, 4.1%, tender 2/1/23 (b)(c)	9,200,000	9,200,711
(Waste Mgmt., Inc. Proj.):
Series 2018, 4.035%, tender 7/1/24 (b)(c)	6,835,000	6,627,857
Series 2020 A, 3.5%, tender 3/1/23 (b)(c)	3,000,000	2,996,416
Series 2020 B, 3.5%, tender 3/1/23 (b)(c)	3,800,000	3,795,460
North Texas Tollway Auth. Rev.:
Series 2014:
5% 1/1/24	630,000	642,597
5% 1/1/24 (Escrowed to Maturity)	310,000	316,382
Series 2017 A:
5% 1/1/24	210,000	210,302
5% 1/1/24 (Pre-Refunded to 1/1/23 @ 100)	1,655,000	1,655,000
Series 2021 B, 5% 1/1/26	1,150,000	1,217,025
Port Arthur Independent School District Series 2015 A, 5% 2/15/25	600,000	628,233
Port of Houston Auth. Series 2021, 5% 10/1/23	440,000	446,761
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/23 (c)	445,000	448,065
5% 7/1/23 (c)	400,000	402,755
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2018, SIFMA Municipal Swap Index + 0.870% 4.53%, tender 12/1/25 (b)(e)	8,480,000	8,480,046
Series 2022, 5% 2/1/26	905,000	964,059
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Bonds (Baylor Scott & White Health Proj.) Series 2022 E, 5%, tender 5/15/26 (b)	4,240,000	4,476,531
Wylie Independent School District Series 2020 A, 0% 8/15/23	2,985,000	2,928,929
TOTAL TEXAS		78,505,766
Utah - 0.1%
Salt Lake City Arpt. Rev. Series 2021 A:
5% 7/1/24 (c)	1,000,000	1,024,164
5% 7/1/25 (c)	1,325,000	1,375,027
Utah County Hosp. Rev. Bonds Series 2018 B2, 5%, tender 8/1/24 (b)	970,000	988,641
TOTAL UTAH		3,387,832
Vermont - 0.1%
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2016 A, 5% 6/15/26 (c)	1,700,000	1,783,065
Series 2017 A, 5% 6/15/23 (c)	1,150,000	1,157,651
TOTAL VERMONT		2,940,716
Virginia - 0.8%
Charles City County Econ. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2003 A, 3%, tender 5/1/23 (b)(c)	9,460,000	9,434,456
Sussex County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2003 A, 3%, tender 5/1/23 (b)(c)	8,000,000	7,978,398
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (b)	1,795,000	1,712,674
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (b)	1,100,000	1,087,681
TOTAL VIRGINIA		20,213,209
Washington - 1.0%
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (b)	2,315,000	2,118,425
Port of Seattle Rev.:
Series 2018 B, 5% 5/1/24 (c)	875,000	891,993
Series 2019:
5% 4/1/24 (c)	760,000	773,717
5% 4/1/25 (c)	525,000	543,476
Series 2021 C:
5% 8/1/23 (c)	2,640,000	2,660,618
5% 8/1/24 (c)	4,675,000	4,785,608
Series 2021:
5% 9/1/23 (c)	2,100,000	2,125,785
5% 9/1/24 (c)	2,220,000	2,286,554
Series 2022 B:
5% 8/1/24 (c)	2,670,000	2,733,171
5% 8/1/25 (c)	2,515,000	2,617,735
5% 8/1/26 (c)	1,570,000	1,653,656
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (c)	845,000	849,577
TOTAL WASHINGTON		24,040,315
Wisconsin - 0.3%
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2022:
5% 10/1/23	1,010,000	1,023,581
5% 10/1/24	4,465,000	4,617,210
5% 10/1/25	920,000	970,321
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C, 0.61%, tender 5/1/24 (b)	305,000	290,337
TOTAL WISCONSIN		6,901,449
TOTAL MUNICIPAL BONDS (Cost $1,198,376,499)		1,181,613,250

Municipal Notes - 50.0%
	Principal Amount (a)	Value ($)
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 4.15% 1/6/23, VRDN (b)(c)	1,760,000	1,760,000
Jefferson County Ala Board Ed. Pubs Participating VRDN Series XM 10 90, 2.26% 1/3/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	5,100,000	5,100,000
Mobile Indl. Dev. Board Rev. (Alabama Pwr. Theodore Plant Proj.) Series A, 3.74% 1/3/23, VRDN (b)(c)	4,095,000	4,095,000
TOTAL ALABAMA		10,955,000
Arizona - 2.4%
Glendale Indl. dev auth Sr Living Facilities Rev. Participating VRDN Series BC 22 01, 3.44% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(f)(g)	4,700,000	4,700,000
Maricopa County Poll. Cont. Rev.:
Series 2009 C, 4% 1/6/23, VRDN (b)	30,500,000	30,500,000
Series 2009 D, 4% 1/6/23, VRDN (b)	23,540,000	23,540,000
Phoenix Civic Impt. Board Arpt. Rev. Participating VRDN Series 2018 XM 06 15, 3.85% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(c)(f)(g)	1,600,000	1,600,000
TOTAL ARIZONA		60,340,000
Arkansas - 0.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1998, 4.15% 1/6/23, VRDN (b)(c)	2,600,000	2,600,000
California - 7.7%
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Participating VRDN Series XF 30 07, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(f)(g)	11,900,000	11,900,000
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floater MIZ 91 13, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)	3,300,000	3,300,000
Los Angeles Cmnty. Redev. Agcy. Multi-family Hsg. Rev. Participating VRDN:
Series 2022 MIZ 90 89, 3.91% 1/6/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(f)(g)	28,400,000	28,400,000
Series 2022 MIZ 90 90, 3.91% 1/6/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(f)(g)	42,900,000	42,900,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 90 97, 3.91% 1/6/23, LOC Mizuho Cap. Markets LLC (b)(f)(g)	2,905,000	2,905,000
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Participating VRDN Series XM 10 54, 3.84% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	5,375,000	5,375,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN Series 2022 XF 30 51, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	4,900,000	4,900,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN:
Series MIZ 90 63, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	23,330,000	23,330,000
Series MIZ 90 95, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)	27,100,000	27,100,000
Series MIZ 91 15, 3.96% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	40,000,000	40,000,000
TOTAL CALIFORNIA		190,110,000
Colorado - 1.5%
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 4.01% 1/6/23, LOC Deutsche Bank AG, VRDN (b)	1,735,000	1,735,000
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN:
Series XM 10 59, 3.91% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	1,620,000	1,620,000
Series XM 10 61, 3.91% 1/5/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	4,180,000	4,180,000
Colorado Hsg. & Fin. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floater 2021 MIZ 90 68, 3.76% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	300,000	300,000
Denver City & County Arpt. Rev. Participating VRDN:
Series Floaters XL 00 90, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	14,861,500	14,861,500
Series Floaters XM 07 15, 3.91% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	14,000,000	14,000,000
TOTAL COLORADO		36,696,500
Florida - 1.8%
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN:
Series Floaters XF 05 77, 3.85% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(c)(f)(g)	6,665,000	6,665,000
Series XM 10 93, 2.12% 1/3/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	7,400,000	7,400,000
Hillsborough County Aviation Auth. Rev. Participating VRDN Series XL 02 90, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(f)(g)	8,390,000	8,390,000
Lee Memorial Health Sys. Hosp. Rev. Series 2019 B, 4.21% 1/6/23, VRDN (b)	19,270,000	19,270,000
Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN:
Series Floater MIZ 90 87, 3.74% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	1,900,000	1,900,000
Series MIZ 90 72, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	800,000	800,000
TOTAL FLORIDA		44,425,000
Georgia - 1.0%
Bartow County Dev. Auth. (Georgia Pwr. Co. Plant Bowen Proj.) Series 2022:
3.8% 1/3/23, VRDN (b)(c)	3,250,000	3,250,000
3.9% 1/3/23, VRDN (b)(c)	5,220,000	5,220,000
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2012, 3.8% 1/3/23, VRDN (b)(c)	9,440,000	9,440,000
Coweta County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Yates Proj.) Series 2006, 3.9% 1/3/23, VRDN (b)	5,600,000	5,600,000
Griffin-Spalding County Hosp. Participating VRDN Series Floaters XL 00 76, 3.83% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	2,300,000	2,300,000
TOTAL GEORGIA		25,810,000
Hawaii - 0.6%
Hawaii Arpts. Sys. Rev. Participating VRDN:
Series XG 03 86, 3.84% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	11,900,000	11,900,000
Series XM 10 55, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	3,400,000	3,400,000
TOTAL HAWAII		15,300,000
Illinois - 4.0%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series XM 10 38, 3.93% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	39,900,000	39,900,000
Series XM 10 41, 3.96% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	10,500,000	10,500,000
Series XM 10 43, 3.96% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	8,000,000	8,000,000
Series XM 10 78, 3.93% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	28,400,000	28,400,000
Series XX 12 43, 3.86% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(f)(g)	7,150,000	7,150,000
Deutsche Spears/Lifers Trust Participating VRDN Series 2016 XG 00 93, 3.86% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(f)(g)	4,490,000	4,490,000
TOTAL ILLINOIS		98,440,000
Indiana - 0.2%
Lucky Heights Tc, Lp Participating VRDN Series XF 11 41, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	4,300,000	4,300,000
Kentucky - 3.2%
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Participating VRDN Series XF 24 84, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(f)(g)	1,780,000	1,780,000
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 4.28% 1/3/23, VRDN (b)(c)	20,640,000	20,640,000
Series 2020 B1, 4.28% 1/3/23, VRDN (b)(c)	57,920,000	57,920,000
TOTAL KENTUCKY		80,340,000
Louisiana - 2.4%
Galilee Sr. Hsg., Lp Participating VRDN Series XF 11 21, 3.91% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	5,900,000	5,900,000
Louisiana Hsg. Corp. Multifamily Hsg. Rev. Participating VRDN Series MIZ 90 53, 3.32% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	1,400,000	1,400,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 4.12% 1/6/23, VRDN (b)	38,000,000	38,000,000
Series 2010 B1, 4.1% 1/6/23, VRDN (b)	15,000,000	15,000,000
TOTAL LOUISIANA		60,300,000
Maryland - 0.4%
Baltimore County Gen. Oblig. Participating VRDN Series 2022 032, 3.86% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(f)(g)	3,220,000	3,220,000
Integrace Obligated Group Participating VRDN Series 2022 024, 3.86% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(f)(g)	6,900,000	6,900,000
TOTAL MARYLAND		10,120,000
Massachusetts - 0.3%
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	7,600,000	7,600,000
Michigan - 0.5%
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Participating VRDN Series XM 10 91, 2.01% 1/3/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	6,240,000	6,240,000
Michigan Bldg. Auth. Rev. Series 2020 III, 3.72% 1/31/24, VRDN (b)	3,500,000	3,500,000
Michigan Fin. Auth. Rev. RAN Series 2022 A, 5% 7/20/23	2,235,000	2,259,224
TOTAL MICHIGAN		11,999,224
Minnesota - 0.3%
Duluth Minn Hsg. & Redev. Auth. MultiFamily Hsg. Rev. Participating VRDN Series 2021 XF 11 30, 3.69% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	6,375,000	6,375,000
Mississippi - 0.7%
Mississippi Bus. Fin. Corp. Mississippi Pwr. Co. Proj.) Series 2022, 3.83% 1/3/23, VRDN (b)(c)	17,000,000	17,000,000
Missouri - 0.5%
Kansas City Indl. Dev. Auth. Participating VRDN Series XL 03 3, 3.96% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	9,600,000	9,600,000
Kansas City Planned Indl. Expansion Participating VRDN Series Floater MIZ 90 86, 3.69% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	1,500,000	1,500,000
Lees Summit Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 55, 3.5% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	500,000	500,000
TOTAL MISSOURI		11,600,000
Montana - 0.0%
Montana Board of Hsg. Participating VRDN Series Floater MIZ 90 62, 3.81% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	1,110,000	1,110,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 4.15% 1/6/23, VRDN (b)(c)	5,600,000	5,600,000
Series 1998, 4.15% 1/6/23, VRDN (b)(c)	125,000	125,000
TOTAL NEBRASKA		5,725,000
Nevada - 0.3%
Nevada Hsg. Division Participating VRDN Series 2022 MIZ 90 91, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	8,600,000	8,600,000
New Jersey - 0.5%
New Jersey Bldg. Auth. State Bldg. Rev. Participating VRDN Series Floaters XF 05 53, 3.73% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	3,750,000	3,750,000
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series XM 09 29, 3.83% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	1,600,000	1,600,000
Series XM 10 47, 3.86% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	7,925,000	7,925,000
TOTAL NEW JERSEY		13,275,000
New Mexico - 0.2%
New Mexico St Hosp. Equip. Ln. Co. Participating VRDN Series 2022 034, 3.86% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(f)(g)	4,400,000	4,400,000
New York - 6.1%
New York City Gen. Oblig. Series 2012 2, 3.97% 1/9/23, VRDN (b)	61,600,000	61,600,000
New York Dorm. Auth. Rev. Participating VRDN Series XF 13 28, 3.83% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	5,450,000	5,450,000
New York Liberty Dev. Corp. Participating VRDN Series XM 08 44, 3.91% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	8,165,000	8,165,000
New York Metropolitan Trans. Auth. Rev. Participating VRDN:
Series XF 13 21, 3.84% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	6,900,000	6,900,000
Series XF 13 55, 3.84% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	7,500,000	7,500,000
Series ZF 02 18, 3.84% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	8,100,000	8,100,000
New York Thruway Auth. Gen. Rev. Participating VRDN Series XM 08 31, 3.84% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(f)(g)	4,750,000	4,750,000
RIB Floater Trust Various States Participating VRDN Series Floater 2022 007, 4.06% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(f)(g)	43,900,000	43,900,000
Rockland County Indl. Dev. Agcy. Participating VRDN Series XF 11 32, 3.86% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	4,700,000	4,700,000
TOTAL NEW YORK		151,065,000
Ohio - 0.9%
Ohio Hosp. Rev.:
Series 2013 B, 4.14% 1/6/23, VRDN (b)	7,800,000	7,800,000
Series 2015 B, 4.14% 1/5/26, VRDN (b)	2,875,000	2,875,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. Participating VRDN Series XF 10 92, 3.59% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	12,200,000	12,200,000
TOTAL OHIO		22,875,000
Oklahoma - 0.8%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 B, 4.21% 1/5/26, VRDN (b)	16,000,000	16,000,000
Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	2,600,000	2,600,000
TOTAL OKLAHOMA		18,600,000
Oregon - 0.5%
Oregon St Hsg. & Cmnty. Svcs. Dep Participating VRDN Series 2021 XF 11 23, 3.65% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	13,600,000	13,600,000
Pennsylvania - 0.7%
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Participating VRDN Series XF 10 95, 3.69% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	10,455,000	10,455,000
Philadelphia Auth. for Indl. Dev.:
Participating VRDN Series MIZ 90 51, 3.35% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	2,430,000	2,430,000
Series 2017 B, 4.17% 1/5/26, VRDN (b)	5,250,000	5,250,000
TOTAL PENNSYLVANIA		18,135,000
South Carolina - 0.3%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1995, 4.15% 1/6/23, VRDN (b)(c)	1,200,000	1,200,000
Greenville Hosp. Sys. Facilities Rev. Participating VRDN Series XF 01 45, 3.86% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(f)(g)	5,100,000	5,100,000
TOTAL SOUTH CAROLINA		6,300,000
Tennessee - 0.7%
Hope Heights Tower Tc, Lp Participating VRDN Series XF 11 44, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	7,880,000	7,880,000
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Participating VRDN Series XF 10 97, 3.56% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	9,800,000	9,800,000
TOTAL TENNESSEE		17,680,000
Texas - 8.8%
Austin Affordable Pfc, Inc. Multifamily Hsg. Rev. Participating VRDN:
Series XF 11 02, 3.72% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	4,645,000	4,645,000
Series XF 11 19, 3.75% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	5,200,000	5,200,000
Austin Arpt. Sys. Rev. Participating VRDN Series XG 04 27, 3.91% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	6,800,000	6,800,000
Cap. Area Hsg. Fin. Corp. Multi-family Hsg. Rev. Participating VRDN Series XF 11 31, 3.85% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	10,580,000	10,580,000
Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	3,660,000	3,660,000
Hurst Participating VRDN Series XF 10 94, 3.7% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	3,465,000	3,465,000
Jefferson's Landing, LP Participating VRDN Series XG 03 87, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	17,200,000	17,200,000
North Central Texas Hsg. Fin. Corp. Mu Participating VRDN Series XF 10 99, 3.86% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	2,900,000	2,900,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 4.2% 1/3/23, VRDN (b)	16,200,000	16,200,000
Series 2004, 4.51% 1/6/23, VRDN (b)(c)	71,385,000	71,384,993
Series 2010 C, 4.21% 1/3/23, VRDN (b)	2,200,000	2,200,000
Series 2010 D:
4.45% 1/6/23, VRDN (b)	33,480,000	33,480,000
4.46% 1/6/23, VRDN (b)	2,475,000	2,475,000
Reg Bridge Propco I Llc Participating VRDN Series DBE 80 90, 4.06% 2/28/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)(h)	22,315,000	22,315,000
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Participating VRDN Series XG 03 89, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG) (b)(f)(g)	7,600,000	7,600,000
Texas Private Activity Bond Surface Trans. Corp. Participating VRDN Series XM 07 56, 3.85% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(f)(g)	3,400,000	3,400,000
Texas St Technical College Sys. Participating VRDN Series 2022 XF 14 11, 3.86% 1/6/23 (Liquidity Facility Bank of America NA) (b)(f)(g)	4,540,000	4,540,000
TOTAL TEXAS		218,044,993
Utah - 0.8%
Roers Salt Lake City Apt. Participating VRDN Series XF 11 38, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	5,620,000	5,620,000
Salt Lake City Arpt. Rev. Participating VRDN Series 17 XM 0493, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	6,300,000	6,300,000
Utah Hsg. Corp. Multi-family Hsg. Rev. Participating VRDN Series 2021 XF 11 00, 3.78% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	8,300,000	8,300,000
TOTAL UTAH		20,220,000
Virginia - 0.4%
Lynchburg Econ. Dev. Participating VRDN Series XL 00 75, 3.91% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	5,000,000	5,000,000
Waters At James Crossing, LP Participating VRDN Series XG 03 90, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	4,000,000	4,000,000
TOTAL VIRGINIA		9,000,000
Washington - 0.4%
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 3.91% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(f)(g)	9,255,000	9,255,000
West Virginia - 0.3%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 4.18% 1/5/26, VRDN (b)	7,415,000	7,415,000
Wisconsin - 0.1%
Pub. Fin. Auth. Mulfa Hs Rev. Participating VRDN Series 2022 MIZ 90 92, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	3,235,000	3,235,000
TOTAL MUNICIPAL NOTES (Cost $1,242,837,851)		1,242,845,717

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 3.72% (i)(j) (Cost $60,404,000)	60,391,922	60,404,000

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $2,501,618,350)	2,484,862,967
NET OTHER ASSETS (LIABILITIES) - 0.0%	159,146
NET ASSETS - 100.0%	2,485,022,113

Security Type Abbreviations
RAN	-	REVENUE ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $34,144,940 or 1.4% of net assets.

(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Provides evidence of ownership in one or more underlying municipal bonds.
(g)	Coupon rates are determined by re-marketing agents based on current market conditions.
(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $113,680,000 or 4.6% of net assets.

(i)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Colorado Hsg. & Fin. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floater 2021 MIZ 90 68, 3.76% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	4/14/21	300,000

Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	8/05/22	3,660,000

Kansas City Planned Indl. Expansion Participating VRDN Series Floater MIZ 90 86, 3.69% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	1/27/22	1,500,000

Lees Summit Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 55, 3.5% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	12/29/20	500,000

Louisiana Hsg. Corp. Multifamily Hsg. Rev. Participating VRDN Series MIZ 90 53, 3.32% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	12/17/20	1,400,000

Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 3.74% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	1/27/22	1,900,000

Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series MIZ 90 72, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	9/02/21	800,000

Montana Board of Hsg. Participating VRDN Series Floater MIZ 90 62, 3.81% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	3/02/21	1,110,000

Nevada Hsg. Division Participating VRDN Series 2022 MIZ 90 91, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	2/10/22	8,600,000

Philadelphia Auth. for Indl. Dev. Participating VRDN Series MIZ 90 51, 3.35% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	11/12/20	2,430,000

Pub. Fin. Auth. Mulfa Hs Rev. Participating VRDN Series 2022 MIZ 90 92, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	2/24/22	3,235,000

Reg Bridge Propco I Llc Participating VRDN Series DBE 80 90, 4.06% 2/28/23 (Liquidity Facility Deutsche Bank AG New York Branch)	9/27/22	22,315,000

San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 63, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	2/18/21	23,330,000

San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 15, 3.96% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	12/01/22 - 12/19/22	40,000,000

Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	8/11/22	2,600,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	111,289,220	1,140,128,007	1,191,013,222	1,941,204	1,892	(1,897)	60,404,000	2.4%
Total	111,289,220	1,140,128,007	1,191,013,222	1,941,204	1,892	(1,897)	60,404,000

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	2,424,458,967	-	2,424,458,967	-

Money Market Funds	60,404,000	60,404,000	-	-
Total Investments in Securities:	2,484,862,967	60,404,000	2,424,458,967	-
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $2,441,214,350)		2,424,458,967
Fidelity Central Funds (cost $60,404,000)		60,404,000

Total Investment in Securities (cost $2,501,618,350)			$2,484,862,967
Receivable for investments sold			43,840,000
Receivable for fund shares sold			3,493,866
Interest receivable			16,747,292
Distributions receivable from Fidelity Central Funds			283,192
Receivable from investment adviser for expense reductions			205,561
Other receivables			2,030
Total assets			2,549,434,908
Liabilities
Payable to custodian bank		$2,262,235
Payable for investments purchased		48,240,000
Payable for fund shares redeemed		9,362,559
Distributions payable		3,772,769
Accrued management fee		659,119
Other affiliated payables		116,113
Total Liabilities			64,412,795
Net Assets			$2,485,022,113
Net Assets consist of:
Paid in capital			$2,503,042,097
Total accumulated earnings (loss)			(18,019,984)
Net Assets			$2,485,022,113

Net Asset Value and Maximum Offering Price
Conservative Income Municipal Bond :
Net Asset Value , offering price and redemption price per share ($145,195,060 ÷ 14,565,260 shares)			$9.97
Institutional Class :
Net Asset Value , offering price and redemption price per share ($2,339,827,053 ÷ 234,715,558 shares)			$9.97
Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$29,475,995
Income from Fidelity Central Funds		1,939,369
Total Income		31,415,364
Expenses
Management fee	$7,758,953
Transfer agent fees	1,368,728
Independent trustees' fees and expenses	8,335
Miscellaneous	494
Total expenses before reductions	9,136,510
Expense reductions	(2,515,758)
Total expenses after reductions		6,620,752
Net Investment income (loss)		24,794,612
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(184,310)
Fidelity Central Funds	1,892
Capital gain distributions from Fidelity Central Funds	1,835
Total net realized gain (loss)		(180,583)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(18,545,390)
Fidelity Central Funds	(1,897)
Total change in net unrealized appreciation (depreciation)		(18,547,287)
Net gain (loss)		(18,727,870)
Net increase (decrease) in net assets resulting from operations		$6,066,742
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,794,612	$7,477,863
Net realized gain (loss)	(180,583)	159,817
Change in net unrealized appreciation (depreciation)	(18,547,287)	(4,127,730)
Net increase (decrease) in net assets resulting from operations	6,066,742	3,509,950
Distributions to shareholders	(24,762,794)	(7,476,045)
Share transactions - net increase (decrease)	(257,663,646)	(674,382,489)
Total increase (decrease) in net assets	(276,359,698)	(678,348,584)

Net Assets
Beginning of period	2,761,381,811	3,439,730,395
End of period	$2,485,022,113	$2,761,381,811

Financial Highlights
Fidelity® Conservative Income Municipal Bond Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$10.04	$10.05	$10.05	$10.02	$10.01
Income from Investment Operations
Net investment income (loss) A,B	.086	.015	.071	.147	.134
Net realized and unrealized gain (loss)	(.069)	(.010)	.007	.032	.011
Total from investment operations	.017	.005	.078	.179	.145
Distributions from net investment income	(.087)	(.015)	(.077)	(.148)	(.134)
Distributions from net realized gain	-	-	(.001)	(.001)	(.001)
Total distributions	(.087)	(.015)	(.078)	(.149)	(.135)
Net asset value, end of period	$9.97	$10.04	$10.05	$10.05	$10.02
Total Return C	.17%	.05%	.78%	1.79%	1.45%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.40%	.40%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.86%	.15%	.71%	1.46%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$145,195	$180,805	$264,227	$231,598	$251,811
Portfolio turnover rate F	56%	56%	41%	63%	45% G

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

G Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Conservative Income Municipal Bond Fund Institutional Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$10.04	$10.06	$10.06	$10.02	$10.01
Income from Investment Operations
Net investment income (loss) A,B	.096	.025	.081	.157	.144
Net realized and unrealized gain (loss)	(.069)	(.020)	.007	.042	.011
Total from investment operations	.027	.005	.088	.199	.155
Distributions from net investment income	(.097)	(.025)	(.087)	(.158)	(.144)
Distributions from net realized gain	-	-	(.001)	(.001)	(.001)
Total distributions	(.097)	(.025)	(.088)	(.159)	(.145)
Net asset value, end of period	$9.97	$10.04	$10.06	$10.06	$10.02
Total Return C	.27%	.05%	.88%	2.00%	1.56%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	.96%	.25%	.81%	1.56%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$2,339,827	$2,580,577	$3,175,503	$2,108,640	$1,607,689
Portfolio turnover rate F	56%	56%	41%	63%	45% G

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

G Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Municipal Bond and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$898,322
Gross unrealized depreciation	(17,625,980)
Net unrealized appreciation (depreciation)	$ (16,727,658)
Tax Cost	$2,501,590,625

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,291,642)
Net unrealized appreciation (depreciation) on securities and other investments	$(16,727,658)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,110,648)
Long-term	(180,994)
Total capital loss carryforward	$(1,291,642)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Tax-exempt Income	$24,762,794	$7,476,045
Ordinary Income	-	-
Total	$24,762,794	$7,476,045

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Conservative Income Municipal Bond Fund	713,719,831	979,379,594

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Municipal Bond and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Amount
Conservative Income Municipal Bond	$151,139
Institutional Class	1,217,589
$1,368,728

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.   Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Conservative Income Municipal Bond Fund	97,415,000	101,767,143	(5,581)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2024. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Municipal Bond	.35%	$75,712
Institutional Class	.25%	2,436,680
		$2,512,392

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3,366.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity Conservative Income Municipal Bond Fund
Distributions to shareholders
Conservative Income Municipal Bond	$1,260,065	$362,605
Institutional Class	23,502,729	7,113,440
Total	$24,762,794	$7,476,045

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity Conservative Income Municipal Bond Fund
Conservative Income Municipal Bond
Shares sold	6,431,861	8,524,530	$64,090,475	$85,739,190
Reinvestment of distributions	104,367	30,330	1,039,599	304,931
Shares redeemed	(9,979,407)	(16,825,326)	(99,539,380)	(169,146,195)
Net increase (decrease)	(3,443,179)	(8,270,466)	$(34,409,306)	$(83,102,074)
Institutional Class
Shares sold	232,738,873	175,381,338	$2,320,419,781	$1,763,184,354
Reinvestment of distributions	692,458	322,576	6,899,221	3,243,316
Shares redeemed	(255,738,433)	(234,491,744)	(2,550,573,342)	(2,357,708,085)
Net increase (decrease)	(22,307,102)	(58,787,830)	$(223,254,340)	$(591,280,415)

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Conservative Income Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
Fidelity® Conservative Income Municipal Bond Fund
Fidelity® Conservative Income Municipal Bond Fund	.35%
Actual		$ 1,000	$ 1,007.20	$ 1.77
Hypothetical- B		$ 1,000	$ 1,023.44	$ 1.79
Institutional Class	.25%
Actual		$ 1,000	$ 1,007.70	$ 1.27
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
During fiscal year ended 2022, 100% of the fund's income dividends were free from federal income tax, and 41.62% of the fund's income dividends was subject to the federal alternative minimum tax.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv)  broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in October 2021 and January 2022.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (the retail class) and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees.  The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse Institutional Class and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.25% and 0.35% through April 30, 2023.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.967792.109
CMB-ANN-0323
Fidelity® Minnesota Municipal Income Fund

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Minnesota Municipal Income Fund	-7.47%	1.01%	1.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Minnesota Municipal Income Fund on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$9,500
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$11,875 Fidelity® Minnesota Municipal Income Fund

$12,348 Bloomberg Municipal Bond Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, began implementing an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Michael Maka:
For the fiscal year ending December 31, 2022, the fund returned -7.47%, net of fees, lagging the -7.01% result of the state-specific Bloomberg Minnesota Enhanced Modified 2% Tobacco Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state-specific index, the fund's overweight in lower-rated, investment-grade bonds was a key detractor, given that they underperformed as credit spreads widened during the year. Larger-than-index exposure to health care bonds detracted as well, given the segment's lagging results. An overweight to Planned Amortization Class (PAC) housing bonds also crimped the relative result, amid concern that their maturities would lengthen if prepayments slowed too significantly. Differences in the way fund holdings and index components were priced further hindered relative performance. In contrast, duration (interest rate) positioning contributed to performance, relative to the state-specific index. The fund had less sensitivity to interest rates, as measured by its shorter duration, than the index and therefore was hurt less as interest rates rose. A higher-than-average yield on the fund's underlying holdings provided another boost to the relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Revenue Sources (% of Fund's net assets)
General Obligations	39.0%
Health Care	25.0%
Education	10.8%
Electric Utilities	6.8%
Transportation	6.8%
Housing	6.3%
Others* (Individually Less Than 5%)	5.3%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Municipal Bonds - 98.2%
	Principal Amount (a)	Value ($)
Guam - 0.3%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (b)	515,000	525,875
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (b)	335,000	342,074
Guam Pwr. Auth. Rev. Series 2022 A, 5% 10/1/44	1,000,000	1,024,941
TOTAL GUAM		1,892,890
Minnesota - 96.9%
Albany Independent School District #745 (Minnesota School district Cr. Enhancement Prog.) Series 2022 A, 4.125% 2/1/41	1,130,000	1,152,021
Anoka-Hennepin Independent School District 11 Series 2014 A:
5% 2/1/25	1,015,000	1,036,237
5% 2/1/26	1,220,000	1,245,917
5% 2/1/27	1,285,000	1,311,886
5% 2/1/28	1,345,000	1,372,855
5% 2/1/29	1,415,000	1,443,852
5% 2/1/34	1,800,000	1,834,209
Chaska Elec. Rev. Series 2015 A:
5% 10/1/26	1,000,000	1,061,213
5% 10/1/29	785,000	830,489
Chaska Independent School District #112 Gen. Oblig. (Minnesota School District Cr. Enhancement Prog.) Series 2016 A:
5% 2/1/30	1,400,000	1,496,912
5% 2/1/31	3,600,000	3,848,103
City of Ramsey Series 2022 A:
5% 12/15/29	670,000	769,136
5% 12/15/30	665,000	775,844
5% 12/15/31	740,000	877,245
5% 12/15/32	775,000	929,909
5% 12/15/33	565,000	676,147
5% 12/15/34	455,000	538,652
City of Virginia Series 2020 A:
4% 2/1/37 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,008,735
4% 2/1/39 (Assured Guaranty Muni. Corp. Insured)	1,000,000	996,501
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/25	565,000	584,492
5% 6/1/26	500,000	523,841
5% 6/1/28	1,000,000	1,062,457
5% 6/1/30	625,000	673,167
5% 6/1/31	700,000	753,243
5% 6/1/33	1,400,000	1,500,517
Cloquet Independent School District #94 Series 2015 B:
5% 2/1/28	3,030,000	3,153,016
5% 2/1/31	1,245,000	1,292,742
Ctr. City Health Care Facilities (Hazelden Betty Ford Foundation Proj.) Series 2014:
5% 11/1/23	775,000	784,335
5% 11/1/25	250,000	255,450
5% 11/1/26	500,000	510,456
5% 11/1/27	420,000	428,040
Dawson-Boyd Independent School District Series 2019 A:
4% 2/1/33	1,140,000	1,192,637
4% 2/1/36	1,360,000	1,398,069
4% 2/1/37	1,200,000	1,224,774
Dilworth Gen. Oblig. Series 2022 A:
3.5% 2/1/34	455,000	460,919
3.5% 2/1/35	470,000	468,242
3.5% 2/1/36	490,000	480,211
4% 2/1/38	1,030,000	1,038,543
4% 2/1/40	1,115,000	1,112,835
4% 2/1/42	1,205,000	1,187,425
Dilworth-Glyndon-Felton ISD No. 2164 Series 2020 A, 4% 2/1/34	1,000,000	1,038,084
Duluth Econ. Dev. Auth. Series 2021 A, 4% 7/1/41	930,000	741,644
Duluth Econ. Dev. Auth. Health Care Facilities Rev.:
Series 2018 A:
5% 2/15/43	1,500,000	1,483,421
5% 2/15/48	3,000,000	2,915,291
5% 2/15/58	3,125,000	3,051,926
Series 2021 A:
4% 6/15/32	535,000	519,141
4% 6/15/35	550,000	517,063
Series 2022 A:
4% 6/15/37	1,140,000	1,037,792
4% 6/15/38	400,000	359,332
4% 6/15/39	250,000	222,031
5% 6/15/23	300,000	301,996
5% 6/15/25	565,000	576,719
5% 6/15/26	360,000	370,742
5% 6/15/28	935,000	974,570
5% 6/15/29	775,000	810,594
5% 6/15/31	1,220,000	1,288,114
5% 6/15/33	1,170,000	1,233,786
Series 2022 B:
5.25% 6/15/47	2,500,000	2,530,725
5.25% 6/15/52	1,250,000	1,256,967
Duluth Independent School District #709 Ctfs. of Prtn. Series 2019 B:
5% 2/1/24	400,000	408,284
5% 2/1/25	375,000	389,687
5% 2/1/26	395,000	418,382
5% 2/1/27	370,000	397,199
Elk River Independent School District #728:
Series 2019 A, 3% 2/1/33	2,925,000	2,831,460
Series 2020 A, 4% 2/1/31	2,120,000	2,205,367
Forest Lake Series 2019 A, 4% 2/1/31	1,790,000	1,910,985
Hennepin County Gen. Oblig.:
Series 2016 A:
5% 12/1/39	5,250,000	5,601,297
5% 12/1/40	7,200,000	7,676,320
Series 2016 B, 5% 12/1/31	1,155,000	1,253,974
Series 2017 C, 5% 12/1/33	3,075,000	3,324,251
Series 2019 B, 5% 12/15/39	3,725,000	4,082,038
Series 2020 A, 5% 12/1/31	4,765,000	5,564,449
Series 2020 C, 5% 12/15/37	2,500,000	2,796,221
Itasca County (Minnesota County Cr. Enhancement Prog.) Series 2020 B, 4% 2/1/30	1,520,000	1,621,783
Le Sueur-Henderson ISD No. 2397 (Minnesota School District Cr. Enhancement Prog.) Series 2022 A, 4.5% 2/1/42	2,495,000	2,569,720
Maple Grove Health Care Sys. Rev.:
Series 2015:
4% 9/1/35	1,250,000	1,175,482
5% 9/1/25	215,000	223,640
5% 9/1/28	695,000	717,734
5% 9/1/30	1,500,000	1,546,659
5% 9/1/31	1,300,000	1,337,843
5% 9/1/32	1,000,000	1,025,580
Series 2017:
5% 5/1/26	1,355,000	1,423,333
5% 5/1/27	1,400,000	1,478,461
5% 5/1/28	2,915,000	3,065,778
5% 5/1/29	1,000,000	1,049,487
5% 5/1/30	900,000	944,276
5% 5/1/31	580,000	606,956
5% 5/1/32	500,000	520,425
Maple River Independent School District No. 2135 Series 2020 A, 4% 2/1/45	2,750,000	2,746,201
Metropolitan Council Gen. Oblig. Rev. Series 2020 D:
5% 3/1/30	1,295,000	1,499,079
5% 3/1/31	1,355,000	1,594,155
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/26	3,015,000	3,082,393
5% 1/1/28	4,100,000	4,181,031
5% 1/1/29	2,150,000	2,193,481
5% 1/1/30	2,000,000	2,040,290
5% 1/1/31	6,020,000	6,132,056
Series 2016 A:
5% 1/1/30	4,275,000	4,607,092
5% 1/1/31	2,375,000	2,552,488
5% 1/1/32	2,900,000	3,112,278
Series 2016 C, 5% 1/1/46	4,770,000	4,919,533
Series 2016 D:
5% 1/1/27 (b)	350,000	367,987
5% 1/1/28 (b)	430,000	451,175
5% 1/1/29 (b)	225,000	235,626
5% 1/1/30 (b)	480,000	502,525
5% 1/1/31 (b)	200,000	209,343
5% 1/1/32 (b)	200,000	209,046
5% 1/1/33 (b)	220,000	229,632
5% 1/1/34 (b)	225,000	234,398
5% 1/1/35 (b)	225,000	233,411
5% 1/1/36 (b)	220,000	227,318
5% 1/1/37 (b)	250,000	257,081
5% 1/1/41 (b)	725,000	737,269
Series 2022 B:
4.25% 1/1/42 (b)	1,650,000	1,555,241
5% 1/1/47 (b)	1,600,000	1,632,024
Minneapolis Health Care Sys. Rev.:
Series 2015 A:
5% 11/15/27 (Assured Guaranty Muni. Corp. Insured)	850,000	889,341
5% 11/15/28	1,380,000	1,441,807
5% 11/15/29	1,000,000	1,044,582
5% 11/15/30	1,000,000	1,042,475
5% 11/15/31	3,665,000	3,817,090
5% 11/15/32	2,200,000	2,285,903
Series 2018 A:
5% 11/15/34	3,350,000	3,562,427
5% 11/15/35	2,500,000	2,643,527
5% 11/15/36	2,500,000	2,632,956
5% 11/15/49	4,935,000	5,033,474
Series 2021:
4% 11/15/36	5,410,000	5,322,966
4% 11/15/37	2,550,000	2,488,042
4% 11/15/38	1,785,000	1,727,991
4% 11/15/39	1,265,000	1,213,000
4% 11/15/40	6,000,000	5,693,822
Minneapolis Spl. School District:
(Minnesota School District Cr. Enhancement Prog.):
Series 2019 A, 5% 2/1/32	1,125,000	1,254,242
Series 2019 B, 5% 2/1/32	1,815,000	2,023,511
(MN SD Cr. Enhancement Prog.):
Series 2018 A, 5% 2/1/33	1,000,000	1,096,853
Series 2018 B, 5% 2/1/33	3,190,000	3,498,961
Series 2017 A, 4% 2/1/33	1,415,000	1,473,767
Series 2017 B:
4% 2/1/33	2,595,000	2,702,774
4% 2/1/34	2,595,000	2,699,323
Series 2020 B, 4% 2/1/36	1,745,000	1,803,158
Series 2020 C, 4% 2/1/38	1,665,000	1,696,946
Series 2021 B:
5% 2/1/41	1,180,000	1,304,269
5% 2/1/42	1,235,000	1,363,305
Series 2021 C:
5% 2/1/40	1,585,000	1,762,060
5% 2/1/41	1,660,000	1,834,820
5% 2/1/42	1,745,000	1,926,290
Series 2022 B:
5% 2/1/34	850,000	988,531
5% 2/1/41	1,195,000	1,334,130
5% 2/1/42	1,255,000	1,398,098
5% 2/1/43	1,320,000	1,465,407
Minneapolis Spl. School District #1 Ctfs. of Prtn. Series 2016 C, 5% 2/1/31	1,915,000	2,075,166
Minnesota Armory Bldg. Commission Series 2021 A, 3% 6/1/38	1,900,000	1,681,741
Minnesota Ctfs. Prtn. (Minnesota Gen. Oblig. Proj.) Series 2014, 5% 6/1/39	2,445,000	2,481,095
Minnesota Gen. Oblig.:
Series 2015 A, 5% 8/1/33	1,900,000	1,996,321
Series 2017 A, 5% 10/1/33	3,335,000	3,682,366
Series 2018 B, 4% 8/1/35	5,270,000	5,529,680
Series 2019 A:
5% 8/1/31	1,000,000	1,145,967
5% 8/1/35	5,030,000	5,638,161
Series 2020 A:
5% 8/1/35	6,000,000	6,824,015
5% 8/1/37	6,000,000	6,729,245
5% 8/1/40	2,500,000	2,765,859
Series 2021 A:
4% 9/1/39	2,645,000	2,733,741
4% 9/1/41	10,000,000	10,241,244
Series 2021 B, 4% 9/1/32	2,000,000	2,185,852
Minnesota Higher Ed. Facilities Auth. Rev.:
(Univ. of St Thomas) Series 2017 A, 5% 10/1/29	760,000	819,641
Series 2016 A, 5% 5/1/46	3,610,000	3,238,748
Series 2017 A, 4% 10/1/35	800,000	806,475
Series 2017:
5% 3/1/31	1,000,000	1,084,283
5% 10/1/31	590,000	633,691
5% 3/1/34	530,000	572,633
5% 10/1/34	440,000	466,834
5% 10/1/35	555,000	584,832
Series 2018 A:
5% 10/1/34	1,155,000	1,217,383
5% 10/1/35	500,000	524,068
5% 10/1/45	3,650,000	3,720,964
Series 2019:
3% 12/1/23	100,000	99,280
4% 12/1/24	100,000	100,551
4% 12/1/25	180,000	181,293
4% 12/1/26	190,000	191,462
4% 12/1/27	195,000	196,274
4% 12/1/28	240,000	241,178
4% 12/1/29	285,000	285,620
4% 12/1/30	200,000	200,008
4% 12/1/31	450,000	447,802
4% 12/1/32	690,000	682,526
4% 12/1/33	750,000	735,923
4% 12/1/34	225,000	218,180
4% 12/1/40	4,100,000	3,719,953
5% 10/1/29	400,000	444,052
5% 10/1/40	1,000,000	1,049,741
Series 2021:
3% 3/1/40	365,000	308,773
3% 3/1/43	325,000	259,387
4% 3/1/24	205,000	207,518
4% 10/1/24	440,000	445,793
4% 3/1/25	175,000	179,118
4% 10/1/25	585,000	598,432
4% 3/1/26	100,000	103,658
4% 10/1/26	600,000	618,818
4% 10/1/28	675,000	702,551
4% 10/1/29	460,000	480,098
4% 3/1/30	150,000	160,895
4% 3/1/31	250,000	270,148
4% 3/1/32	140,000	149,947
4% 3/1/33	390,000	415,904
4% 3/1/34	150,000	158,568
4% 3/1/35	125,000	130,864
4% 3/1/36	125,000	129,531
4% 3/1/37	100,000	102,682
4% 10/1/46	1,000,000	942,179
4% 10/1/50	1,000,000	931,757
Series 2022 A:
5% 10/1/47	1,000,000	1,042,662
5% 10/1/52	1,000,000	1,037,328
Series Eight-G, 5% 12/1/31	1,000,000	1,051,114
Series Eight-J:
5% 3/1/26	1,015,000	1,060,094
5% 3/1/27	500,000	521,360
Series Eight-L:
5% 4/1/28	920,000	973,957
5% 4/1/29	1,005,000	1,065,394
5% 4/1/35	500,000	524,405
Minnesota Hsg. Fin. Agcy.:
(Mtg. Backed Securities Pass Through Prog.) Series 2019 C, 3.15% 6/1/49	793,055	757,186
(Mtg.-Backed Securities Pass-Through Prog.) Series H, 2.47% 1/1/50	1,804,091	1,653,602
Series 2015 A:
5% 8/1/29	1,000,000	1,029,087
5% 8/1/30	1,000,000	1,027,843
5% 8/1/31	1,000,000	1,028,154
5% 8/1/32	1,000,000	1,027,222
5% 8/1/33	1,000,000	1,026,601
Series 2016 B, 3.5% 7/1/46	2,720,000	2,697,949
Series 2019 B, 4.25% 7/1/49	3,025,000	3,049,506
Series 2020 G, 3% 1/1/51	1,285,000	1,251,683
Series 2021 D, 3% 1/1/52	1,835,000	1,779,182
Series 2021 H, 3% 7/1/52	1,220,000	1,179,662
Series 2021, 3% 7/1/51	3,615,000	3,511,254
Series 2022 M, 6% 1/1/53	2,500,000	2,731,795
Series B:
3.5% 7/1/50	7,910,000	7,822,534
4% 8/1/36	2,000,000	2,036,402
Series E, 3.5% 7/1/50	4,050,000	4,004,885
Series I, 3% 1/1/51	4,480,000	4,358,854
Minnesota Muni. Gas Agcy. Rev. Bonds Series 2022 A, 4%, tender 12/1/27 (Liquidity Facility Royal Bank of Canada) (c)	7,000,000	7,020,161
Minnesota Muni. Pwr. Agcy. Elec. Rev.:
Series 2014 A, 5% 10/1/26	830,000	860,444
Series 2014:
5% 10/1/26	630,000	653,108
5% 10/1/27	750,000	777,380
5% 10/1/30	1,000,000	1,035,643
Series 2016:
4% 10/1/41	1,000,000	983,831
5% 10/1/32	1,500,000	1,609,513
5% 10/1/33	400,000	428,910
5% 10/1/35	400,000	428,763
5% 10/1/36	1,000,000	1,070,442
5% 10/1/47	2,000,000	2,091,060
Minnesota Pub. Facilities Auth. Rev. Series 2016 A, 5% 3/1/30	5,150,000	5,517,233
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	1,925,000	1,969,874
Moorhead ISD No. 152 Series 2020 A, 4% 2/1/31	2,015,000	2,133,011
Nashwauk Keewatin Independent School District # 319 Gen. Oblig. Series 2022 A:
4% 2/1/35	200,000	208,594
4% 2/1/36	500,000	517,641
North St. Paul Maplewood-Oakdale Indpendent School District:
(Minnesota School District Cr. Enhancement Prog.) Series 2019 B, 3% 2/1/42	3,090,000	2,477,272
(MN SD Cr. Enhancement Prog.) Series 2019 B, 4% 2/1/32	3,120,000	3,271,508
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series 2013 A:
5% 1/1/24	650,000	650,902
5% 1/1/25	975,000	976,293
5% 1/1/31	1,740,000	1,742,133
Series 2016:
5% 1/1/28	500,000	531,946
5% 1/1/29	920,000	977,147
5% 1/1/30	520,000	552,147
5% 1/1/31	350,000	371,534
Series 2017:
5% 1/1/29	460,000	494,082
5% 1/1/31	400,000	427,097
5% 1/1/33	475,000	503,923
5% 1/1/35	520,000	548,270
Ramsey County Gen. Oblig. Series 2021 A, 5% 2/1/30	590,000	678,314
Red Rock Central Independent School District Series 2022 A, 2.375% 2/1/45	1,310,000	899,306
Robbinsdale Independent School District 281 (MN SD Cr. Enhancement Prog.) Series 2019 B, 5% 2/1/30	955,000	1,054,480
Rochester Elec. Util. Rev. Series 2017 A:
5% 12/1/42	1,100,000	1,154,190
5% 12/1/47	1,000,000	1,043,334
Rochester Health Care Facilities Rev.:
Series 2016 B:
5% 11/15/31	3,750,000	4,392,260
5% 11/15/33	300,000	357,912
5% 11/15/35	4,000,000	4,752,115
Series 2018, 4% 11/15/48	3,400,000	3,245,517
Series 2022, 5% 11/15/57	3,500,000	3,749,104
Roseville Independent School District Series 2021 A:
5% 4/1/27	850,000	899,889
5% 4/1/28	1,100,000	1,177,062
Roseville Independent School District #623:
(Minnesota Gen. Oblig.) Series 2018 A, 5% 2/1/31	5,050,000	5,494,706
(MN School District Cr. Enhancement Prog.) Series 2018 A, 5% 2/1/29	5,180,000	5,629,094
Saint Cloud Health Care Rev.:
Series 2016 A:
5% 5/1/29	1,125,000	1,184,399
5% 5/1/30	1,000,000	1,050,959
5% 5/1/31	1,000,000	1,048,811
5% 5/1/46	5,000,000	5,086,944
Series 2019, 5% 5/1/48	6,000,000	6,125,977
Saint Paul Gen. Oblig. Series 2021 C, 4% 5/1/31	1,590,000	1,729,523
Saint Paul Port Auth. District Series 2021 1:
3% 10/1/26	100,000	99,008
3% 10/1/34	285,000	255,889
4% 10/1/41	500,000	467,633
Saint Paul Sales Tax Rev. Series 2014 G:
5% 11/1/26	1,000,000	1,038,104
5% 11/1/28	1,000,000	1,036,295
Shakopee Health Care Facilities Rev. Series 2014:
5% 9/1/24	1,000,000	1,026,387
5% 9/1/25	1,345,000	1,379,261
5% 9/1/26	1,575,000	1,613,077
5% 9/1/28	1,000,000	1,020,760
5% 9/1/34	1,065,000	1,076,770
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (c)(d)	2,900,000	2,849,559
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
(Cap. Appreciation) Series 1994 A, 0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,320,000	3,010,301
Series 2015 A:
5% 1/1/34	1,695,000	1,795,285
5% 1/1/36	1,000,000	1,055,345
Series 2019 A, 5% 1/1/34	1,230,000	1,383,232
St Paul Independent School District (Minnesota School District Cr. Enhancement Prog.) Series 2022 E, 4% 2/1/40	1,575,000	1,587,245
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev.:
(Fairview Hsp & Hltcare Srv Sys. Proj.) Series 2017 A, 5% 11/15/47	4,395,000	4,475,551
Series 2015 A:
5% 7/1/29	5,000,000	5,185,946
5% 7/1/30	5,015,000	5,201,902
Series 2017 A:
5% 11/15/28	460,000	493,457
5% 11/15/30	650,000	695,373
5% 11/15/31	845,000	902,610
5% 11/15/33	3,410,000	3,609,597
5% 11/15/34	665,000	700,612
Univ. of Minnesota Gen. Oblig.:
Series 2017 A:
5% 9/1/33	5,025,000	5,506,151
5% 9/1/37	3,880,000	4,186,600
Series 2017 B, 5% 12/1/32	2,000,000	2,204,867
Series 2019 A, 5% 4/1/44	5,000,000	5,394,486
Series 2020 A:
5% 11/1/31	1,070,000	1,229,305
5% 11/1/33	1,015,000	1,155,480
5% 11/1/45	6,050,000	6,554,460
Wayzata Sr Hsg. Rev. Series 2019:
5% 8/1/49	500,000	468,584
5% 8/1/54	1,000,000	918,452
West Saint Paul Independent School District #197 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A, 4% 2/1/41	2,400,000	2,416,855
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev.:
Series 2012 A:
5% 1/1/27	2,150,000	2,150,000
5% 1/1/30	1,000,000	1,000,000
Series 2015 A, 5% 1/1/31	1,820,000	1,934,127
Series 2018 A, 5% 1/1/49	2,000,000	2,112,190
White Bear Lake Independent School District #624 Gen. Oblig.:
Series 2020 A, 3% 2/1/31	930,000	916,014
Series 2022 A, 4% 2/1/32	4,795,000	5,135,821
Wright County Ctfs. of Prtn. Series 2019 A:
5% 12/1/30	1,115,000	1,265,917
5% 12/1/31	1,000,000	1,132,895
TOTAL MINNESOTA		554,841,629
Puerto Rico - 1.0%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	1,705,673	922,020
5.625% 7/1/27	190,000	193,585
5.625% 7/1/29	595,000	608,812
5.75% 7/1/31	1,420,000	1,468,235
Puerto Rico Hsg. Fin. Auth. Series 2020, 5% 12/1/27	1,225,000	1,317,927
Puerto Rico Indl., Tourist, Edl., Med. And Envir. Cont. Facilities Fing. Auth. Series 2021:
4% 7/1/36	105,000	96,119
4% 7/1/41	85,000	74,114
5% 7/1/27	325,000	345,804
5% 7/1/30	140,000	153,284
5% 7/1/32	380,000	415,196
TOTAL PUERTO RICO		5,595,096
TOTAL MUNICIPAL BONDS (Cost $590,034,280)		562,329,615

TOTAL INVESTMENT IN SECURITIES - 98.2% (Cost $590,034,280)	562,329,615
NET OTHER ASSETS (LIABILITIES) - 1.8%	10,537,914
NET ASSETS - 100.0%	572,867,529

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,849,559 or 0.5% of net assets.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	562,329,615	-	562,329,615	-
Total Investments in Securities:	562,329,615	-	562,329,615	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $590,034,280):		$562,329,615
Cash		285,730
Receivable for investments sold		3,564,799
Receivable for fund shares sold		1,294,459
Interest receivable		7,383,085
Prepaid expenses		617
Other receivables		1,802
Total assets		574,860,107
Liabilities
Payable for fund shares redeemed	$1,294,844
Distributions payable	415,214
Accrued management fee	170,140
Other affiliated payables	63,797
Other payables and accrued expenses	48,583
Total Liabilities		1,992,578
Net Assets		$572,867,529
Net Assets consist of:
Paid in capital		$603,813,576
Total accumulated earnings (loss)		(30,946,047)
Net Assets		$572,867,529
Net Asset Value , offering price and redemption price per share ($572,867,529 ÷ 52,660,948 shares)		$10.88

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$15,736,703
Expenses
Management fee	$2,131,132
Transfer agent fees	649,744
Accounting fees and expenses	147,067
Custodian fees and expenses	7,823
Independent trustees' fees and expenses	1,991
Registration fees	95,178
Audit	52,492
Legal	11,592
Miscellaneous	2,782
Total expenses before reductions	3,099,801
Expense reductions	(18,903)
Total expenses after reductions		3,080,898
Net Investment income (loss)		12,655,805
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(3,615,939)
Total net realized gain (loss)		(3,615,939)
Change in net unrealized appreciation (depreciation) on investment securities		(60,238,095)
Net gain (loss)		(63,854,034)
Net increase (decrease) in net assets resulting from operations		$(51,198,229)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,655,805	$12,859,823
Net realized gain (loss)	(3,615,939)	2,226,424
Change in net unrealized appreciation (depreciation)	(60,238,095)	(10,574,900)
Net increase (decrease) in net assets resulting from operations	(51,198,229)	4,511,347
Distributions to shareholders	(12,925,960)	(14,402,199)
Share transactions
Proceeds from sales of shares	282,521,007	123,394,600
Reinvestment of distributions	8,361,606	9,630,543
Cost of shares redeemed	(352,961,319)	(97,551,678)
Net increase (decrease) in net assets resulting from share transactions	(62,078,706)	35,473,465
Total increase (decrease) in net assets	(126,202,895)	25,582,613

Net Assets
Beginning of period	699,070,424	673,487,811
End of period	$572,867,529	$699,070,424

Other Information
Shares
Sold	25,812,038	10,200,980
Issued in reinvestment of distributions	756,599	797,769
Redeemed	(32,118,809)	(8,073,881)
Net increase (decrease)	(5,550,172)	2,924,868

Financial Highlights
Fidelity® Minnesota Municipal Income Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.01	$12.18	$11.91	$11.41	$11.64
Income from Investment Operations
Net investment income (loss) A,B	.230	.227	.251	.280	.282
Net realized and unrealized gain (loss)	(1.126)	(.143)	.296	.525	(.211)
Total from investment operations	(.896)	.084	.547	.805	.071
Distributions from net investment income	(.229)	(.222)	(.251)	(.280)	(.282)
Distributions from net realized gain	(.005)	(.032)	(.026)	(.025)	(.019)
Total distributions	(.234)	(.254)	(.277)	(.305)	(.301)
Net asset value, end of period	$10.88	$12.01	$12.18	$11.91	$11.41
Total Return C	(7.47)%	.70%	4.65%	7.12%	.65%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.51%	.49%	.49%	.49%	.50%
Expenses net of fee waivers, if any	.50%	.49%	.49%	.49%	.50%
Expenses net of all reductions	.50%	.48%	.49%	.49%	.49%
Net investment income (loss)	2.07%	1.88%	2.09%	2.38%	2.48%
Supplemental Data
Net assets, end of period (000 omitted)	$572,868	$699,070	$673,488	$593,754	$523,096
Portfolio turnover rate F	17%	7%	9%	9%	14%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Minnesota Municipal Income Fund (the Fund) is a non-diversified fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Minnesota.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,249,685
Gross unrealized depreciation	(28,934,764)
Net unrealized appreciation (depreciation)	$(27,685,079)
Tax Cost	$590,014,694

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$354,971
Capital loss carryforward	$(3,615,939)
Net unrealized appreciation (depreciation) on securities and other investments	$(27,685,079)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(728,872)
Long-term	(2,887,067)
Total capital loss carryforward	$(3,615,939)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Tax-exempt Income	$12,636,975	$12,553,166
Long-term Capital Gains	288,985	1,849,033
Total	$12,925,960	$14,402,199

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.
	Purchases ($)	Sales ($)
Fidelity Minnesota Municipal Income Fund	99,999,084	147,274,934

4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Minnesota Municipal Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Minnesota Municipal Income Fund	-	4,910,000	-
5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Minnesota Municipal Income Fund	$1,090
6. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7,823.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $11,080.
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Minnesota Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Minnesota Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® Minnesota Municipal Income Fund	.50%
Actual		$ 1,000	$ 1,006.50	$ 2.53
Hypothetical- B		$ 1,000	$ 1,022.68	$ 2.55

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

During fiscal year ended 2022, 100% of the fund's income dividends was free from federal income tax, and 1.67% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Minnesota Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.539899.125
MNF-ANN-0323
Fidelity Flex® Funds

Fidelity Flex® Municipal Income Fund

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity Flex® Municipal Income Fund	-8.63%	1.13%	1.24%

A     From October 12, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Municipal Income Fund, on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

12,000
11,750
11,500
11,250
11,000
10,750
10,500
10,250
10,000
$9,800
2018
2019
2020
2021
2022
Period Ending Values
$10,665 Fidelity Flex® Municipal Income Fund
$10,689 Bloomberg Municipal Bond Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the fiscal year ending December 31, 2022, the fund returned -8.63%, roughly in line, net of fees, with the -8.53% result of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the benchmark, duration (interest rate) positioning contributed to performance. The fund had less sensitivity to interest rates, as measured by its shorter duration, during periods when interest rates rose, and therefore was hurt less. A higher-than-average yield on the fund's underlying holdings provided another boost to the relative result. In contrast, the fund's overweight exposure to the health care and transportation sectors detracted from relative performance, as many of the fund's holdings in these segments were lower-quality investment-grade bonds that produced subpar results as credit spreads widened. Pricing-related factors significantly detracted versus the state-specific index as well. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management & Research's fair-value processes. Securities within the index, however, are priced by the index provider. These two approaches employ somewhat different methodologies in estimating the prices of municipal securities, most of which trade infrequently.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Five States (% of Fund's net assets)

Illinois	12.2
Pennsylvania	8.3
New York	6.7
Connecticut	6.2
Georgia	5.3

Revenue Sources (% of Fund's net assets)
General Obligations	23.7%
Transportation	18.7%
Health Care	13.2%
Education	9.5%
Housing	9.3%
Special Tax	7.7%
Others* (Individually Less Than 5%)	17.9%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets

Municipal Bonds - 96.3%
	Principal Amount (a)	Value ($)
Alabama - 0.3%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	100,000	106,427
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/33	110,000	111,149
4% 12/1/41	85,000	78,074
4% 12/1/49	190,000	164,529
Jefferson County Gen. Oblig. Series 2018 A, 5% 4/1/26	100,000	106,603
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (b)	1,095,000	1,086,342
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/36	425,000	394,318
TOTAL ALABAMA		2,047,442
Alaska - 0.2%
Alaska Hsg. Fin. Corp. Series 2021 A, 4% 12/1/29	845,000	893,393
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	205,000	197,775
TOTAL ALASKA		1,091,168
Arizona - 2.8%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/39	185,000	187,999
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A, 5% 2/1/28	1,000,000	1,099,765
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A, 4% 9/1/46	1,750,000	1,652,618
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/26	450,000	401,978
5% 5/1/29	290,000	246,781
5% 5/1/33	565,000	447,771
Arizona State Lottery Rev. Series 2019, 5% 7/1/23 (Escrowed to Maturity)	415,000	419,114
Bullhead City Excise Taxes Series 2021 2:
0.95% 7/1/26	250,000	227,625
1.15% 7/1/27	375,000	336,308
1.3% 7/1/28	485,000	428,871
1.5% 7/1/29	600,000	527,423
1.65% 7/1/30	825,000	713,416
1.7% 7/1/31	450,000	382,141
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	1,855,000	1,935,830
Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (b)	65,000	64,495
Series 2007, 2.7%, tender 8/14/23 (b)(c)	600,000	596,060
Series 2019, 5%, tender 6/3/24 (b)(c)	1,980,000	2,011,567
Glendale Union School District 205 Series A:
4% 7/1/36 (Assured Guaranty Muni. Corp. Insured)	545,000	557,657
4% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,012,734
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	10,000	8,726
5% 7/1/48	10,000	8,102
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	100,000	104,716
Series 2021 A, 4% 9/1/51	775,000	690,310
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	300,000	232,503
6% 1/1/48 (d)	300,000	210,852
Maricopa County Rev.:
Series 2017 D, 3% 1/1/48	840,000	618,952
Series 2019 E, 3% 1/1/49	500,000	365,859
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 B, 5% 7/1/35 (c)	300,000	316,597
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2021 A, 5% 7/1/45	1,000,000	1,084,937
Western Maricopa Ed. Ctr. District Series 2019 B, 5% 7/1/24	190,000	195,907
TOTAL ARIZONA		17,087,614
California - 4.9%
California Edl. Facilities Auth. Rev. Series T1, 5% 3/15/39	65,000	76,126
California Gen. Oblig.:
Series 2020, 4% 11/1/37	1,000,000	1,018,765
Series 2021:
5% 9/1/32	2,175,000	2,563,568
5% 10/1/41	5,435,000	5,996,970
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	194,881	176,265
California Pub. Works Board Lease Rev. (Various Cap. Projs.):
Series 2021 B, 4% 5/1/46	1,265,000	1,215,859
Series 2022 C, 5% 8/1/32	285,000	335,321
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	105,000	77,433
Los Angeles Dept. Arpt. Rev. Series F, 5% 5/15/44 (c)	175,000	178,937
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2021 B, 5% 7/1/51	1,550,000	1,657,591
Series B, 5% 7/1/50	1,070,000	1,141,462
Los Angeles Hbr. Dept. Rev. Series 2019 A:
5% 8/1/24 (c)	310,000	319,500
5% 8/1/25 (c)	110,000	115,075
Middle Fork Proj. Fin. Auth. Series 2020, 5% 4/1/26	1,000,000	1,046,424
Mount Diablo Unified School District Series 2022 B:
4% 8/1/31	225,000	244,676
4% 8/1/34	320,000	339,980
Sacramento County Arpt. Sys. Rev. Series 2018 C, 5% 7/1/39 (c)	105,000	108,322
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2019 A, 5% 7/1/49	500,000	524,063
San Diego County Wtr. Auth. Fing. Agcy. Wtr. Rev. Series 2022 A:
5% 5/1/47	635,000	701,461
5% 5/1/52	1,080,000	1,185,866
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2018 G, 5% 5/1/27 (c)	560,000	591,614
Series 2019 A, 5% 5/1/49 (c)	3,000,000	3,037,634
Series 2019 B, 5% 5/1/49	45,000	47,473
Series 2022 A:
5% 5/1/26 (c)	815,000	855,577
5% 5/1/27 (c)	830,000	879,247
5% 5/1/28 (c)	1,105,000	1,179,099
5% 5/1/29 (c)	740,000	795,131
Series 2022 B, 5% 5/1/52	2,240,000	2,404,816
Univ. of California Revs.:
Series 2018 AZ, 5% 5/15/43	130,000	138,552
Series 2023 BM, 5% 5/15/36 (e)	180,000	209,503
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	190,000	193,878
Series 2017 B:
5% 7/1/29	115,000	119,302
5% 7/1/30	230,000	238,541
TOTAL CALIFORNIA		29,714,031
Colorado - 2.4%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	40,000	40,058
5% 10/1/43	50,000	48,997
Colorado Health Facilities Auth. Rev. Bonds Series 2016 C, 5%, tender 11/15/26 (b)	275,000	291,559
Colorado Health Facilities Auth. Rev. Bonds:
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 4% 9/1/35	35,000	34,043
Bonds Series 2019 B:
5%, tender 8/1/26 (b)	110,000	114,864
5%, tender 11/19/26 (b)	20,000	21,562
5%, tender 11/19/26 (b)	190,000	201,259
Series 2019 A:
5% 11/1/25	435,000	457,026
5% 11/15/39	190,000	204,413
Series 2019 A1, 4% 8/1/44	1,060,000	913,792
Series 2019 A2:
3.25% 8/1/49	600,000	424,643
4% 8/1/49	1,715,000	1,438,400
5% 8/1/44	845,000	846,498
Series 2020 A:
4% 9/1/45	775,000	675,406
4% 9/1/50	210,000	171,362
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	60,000	60,533
Series 2019 H, 4.25% 11/1/49	25,000	25,237
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2020, 5% 6/1/31	105,000	117,249
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2021 B, 5% 11/1/28	725,000	815,739
Denver City & County Arpt. Rev.:
Series 2017 A, 5% 11/15/26 (c)	50,000	52,862
Series 2018 A, 5% 12/1/34 (c)	1,125,000	1,235,408
Denver City & County Board Wtr. Rev.:
Series 2020 A:
5% 9/15/45	1,190,000	1,299,458
5% 9/15/46	1,820,000	1,983,518
Series 2020 B, 5% 9/15/28	2,000,000	2,256,544
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2021 C3A, 2%, tender 10/15/25 (b)	255,000	247,476
Series 2021 C3B, 2%, tender 10/15/26 (b)	210,000	201,272
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/25 (Assured Guaranty Muni. Corp. Insured)	40,000	42,393
Series 2020, 5% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	220,000	243,949
TOTAL COLORADO		14,465,520
Connecticut - 6.2%
Bridgeport Gen. Oblig. Series 2021 A:
5% 8/1/32	300,000	340,903
5% 8/1/33	800,000	906,050
5% 8/1/34	500,000	561,075
Connecticut Gen. Oblig.:
Series 2016 B:
5% 5/15/25	220,000	231,683
5% 5/15/26	125,000	134,380
Series 2016 D, 5% 8/15/25	210,000	222,392
Series 2018 F:
5% 9/15/24	100,000	103,751
5% 9/15/25	100,000	106,098
Series 2019 A:
4% 4/15/37	1,800,000	1,807,492
5% 4/15/26	115,000	123,426
Series 2020 A, 4% 1/15/34	300,000	312,331
Series 2021 A:
3% 1/15/35	1,150,000	1,059,267
3% 1/15/37	1,910,000	1,682,932
3% 1/15/39	215,000	182,543
Series 2021 B, 5% 6/1/41	1,125,000	1,216,163
Series 2021 D, 5% 7/15/24	260,000	268,710
Series 2022 B, 4% 1/15/37	2,480,000	2,494,387
Series 2022 C:
4% 6/15/39	300,000	293,867
4% 6/15/41	250,000	238,774
5% 6/15/30	400,000	457,438
5% 6/15/31	500,000	577,048
5% 6/15/34	350,000	400,566
5% 6/15/37	250,000	277,786
5% 6/15/38	300,000	331,883
5% 6/15/40	500,000	547,424
5% 6/15/42	500,000	543,481
Series 2022 D, 5% 9/15/30	650,000	746,059
Series 2022:
5% 6/15/28	500,000	556,168
5% 6/15/29	410,000	462,617
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds Series 2020 B:
5%, tender 1/1/25 (b)	200,000	207,312
5%, tender 1/1/27 (b)	330,000	350,363
Series 2018 K1:
5% 7/1/26	680,000	689,268
5% 7/1/28	1,120,000	1,140,745
Series 2019 A, 5% 7/1/49 (d)	130,000	108,263
Series 2019 Q-1:
5% 11/1/25	90,000	95,434
5% 11/1/26	95,000	102,689
Series 2020 K, 4% 7/1/45	1,000,000	915,126
Series 2021 G:
4% 3/1/46	235,000	218,868
4% 3/1/51	380,000	348,045
Series 2021 S, 4% 6/1/51	240,000	209,739
Series 2022 M:
4% 7/1/39	415,000	382,994
4% 7/1/52	355,000	317,166
Series A, 5% 7/1/26	160,000	164,556
Series K1:
5% 7/1/27	1,100,000	1,118,591
5% 7/1/30	1,000,000	1,015,984
5% 7/1/34	725,000	729,516
5% 7/1/36	450,000	446,275
5% 7/1/39	490,000	473,650
Series K3, 5% 7/1/43	215,000	204,214
Series L1:
4% 7/1/28	750,000	754,993
4% 7/1/29	750,000	754,696
4% 7/1/30	1,000,000	1,004,076
Series N:
5% 7/1/25	390,000	395,037
5% 7/1/26	575,000	585,063
5% 7/1/27	430,000	438,491
Series R, 5% 6/1/36	900,000	980,091
Connecticut Hsg. Fin. Auth.:
Series 2021 B1, 3% 11/15/49	310,000	300,342
Series 2022 A1:
5% 11/15/26	200,000	214,444
5% 5/15/27	220,000	237,318
5% 11/15/27	230,000	249,995
5% 5/15/28	225,000	245,807
5% 11/15/28	220,000	241,437
5% 5/15/29	225,000	248,568
5% 11/15/29	125,000	138,333
5% 5/15/30	375,000	417,503
5% 11/15/30	175,000	195,726
Series 2022 A2:
5% 5/15/23 (c)	500,000	502,753
5% 11/15/23 (c)	670,000	679,198
5% 5/15/24 (c)	595,000	607,743
5% 11/15/24 (c)	965,000	994,496
5% 5/15/25 (c)	400,000	414,904
5% 11/15/25 (c)	300,000	313,740
5% 5/15/26 (c)	425,000	447,084
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2012 A, 5% 1/1/24	80,000	80,000
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/25	140,000	148,806
TOTAL CONNECTICUT		38,016,136
District Of Columbia - 0.5%
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail and Cap. Impt. Proj.) Series 2019 B, 3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	890,000	635,822
(Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/31	185,000	202,240
5% 10/1/44	1,000,000	1,044,663
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A, 5% 10/1/26 (c)	440,000	464,444
Series 2019 A, 5% 10/1/25 (c)	70,000	73,057
Series 2020 A:
5% 10/1/26 (c)	320,000	337,778
5% 10/1/27 (c)	110,000	117,092
5% 10/1/28 (c)	55,000	58,944
Washington Convention & Sports Auth. Series 2018 A:
5% 10/1/23	100,000	101,448
5% 10/1/24	100,000	103,616
5% 10/1/25	100,000	106,094
TOTAL DISTRICT OF COLUMBIA		3,245,198
Florida - 4.5%
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	255,000	242,309
Broward County Arpt. Sys. Rev.:
Series 2015 C, 5% 10/1/24 (c)	45,000	46,233
Series 2017, 5% 10/1/42 (c)	1,365,000	1,391,955
Series 2019 A, 5% 10/1/49 (c)	1,000,000	1,013,244
Broward County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 7/1/23	50,000	50,442
Series 2016, 5% 7/1/26	230,000	247,012
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	500,000	507,012
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A:
3% 8/15/50 (Assured Guaranty Muni. Corp. Insured)	485,000	340,807
4% 8/15/45	110,000	95,706
Florida Dev. Fin. Corp. Healthcare Facility Rev. Series 2021, 4% 11/15/38	725,000	683,451
Florida Higher Edl. Facilities Fing. Auth. (St. Leo Univ. Proj.) Series 2019, 5% 3/1/24	390,000	391,585
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	135,000	135,194
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	105,000	107,336
5% 10/1/29	80,000	81,674
5% 10/1/30	70,000	71,417
Fort Pierce Utils. Auth. Series 2022 A:
5% 10/1/30 (Assured Guaranty Muni. Corp. Insured)	175,000	198,392
5% 10/1/34 (Assured Guaranty Muni. Corp. Insured)	300,000	341,145
5% 10/1/36 (Assured Guaranty Muni. Corp. Insured)	475,000	531,110
5% 10/1/37 (Assured Guaranty Muni. Corp. Insured)	425,000	471,976
5% 10/1/39 (Assured Guaranty Muni. Corp. Insured)	475,000	522,806
5% 10/1/40 (Assured Guaranty Muni. Corp. Insured)	450,000	493,383
5% 10/1/41 (Assured Guaranty Muni. Corp. Insured)	400,000	438,015
5% 10/1/42 (Assured Guaranty Muni. Corp. Insured)	400,000	438,042
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2017 A, 5% 10/1/31 (c)	125,000	131,673
Series 2019 A:
5% 10/1/23 (c)	300,000	303,614
5% 10/1/24 (c)	300,000	308,732
5% 10/1/25 (c)	300,000	313,103
5% 10/1/32 (c)	300,000	322,184
5% 10/1/38 (c)	430,000	449,243
5% 10/1/54 (c)	1,620,000	1,642,617
Hillsborough County Aviation Auth. Rev. Series 2022 A, 5% 10/1/26 (c)	2,750,000	2,902,777
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1, 5% 4/1/44	665,000	677,893
Miami-Dade County Aviation Rev.:
Series 2015 A:
5% 10/1/27 (c)	620,000	640,617
5% 10/1/38 (c)	80,000	81,182
Series 2016 A, 5% 10/1/29	145,000	155,601
Series 2017 B, 5% 10/1/40 (c)	810,000	823,067
Series 2020 A:
4% 10/1/40	300,000	285,112
5% 10/1/25	245,000	259,464
Miami-Dade County Expressway Auth. Series 2014 A, 5% 7/1/25	395,000	405,241
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (b)	100,000	102,610
Series 2015 A, 5% 5/1/28	290,000	301,470
Series 2015 D, 5% 2/1/26	10,000	10,628
Miami-Dade County Wtr. & Swr. Rev. Series 2021, 5% 10/1/32	155,000	177,876
Orange County Health Facilities Auth. Series 2016 A, 5% 10/1/39	60,000	61,671
Orange County Hsg. Fin. Auth. Multi-family Rev. Bonds Series 2021 B, 0.55%, tender 7/1/24 (b)	1,600,000	1,512,967
Palm Beach County Health Facilities Auth. Hosp. Rev. (Jupiter Med. Ctr. Proj.) Series 2022:
5% 11/1/29	175,000	187,158
5% 11/1/32	200,000	214,747
5% 11/1/34	310,000	326,249
5% 11/1/37	385,000	396,997
5% 11/1/39	400,000	409,454
5% 11/1/41	400,000	407,385
Palm Beach County Health Facilities Auth. Rev. Series 2015 C, 5% 5/15/30	495,000	478,402
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	365,000	345,667
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/26	100,000	106,150
5% 8/15/42	5,000	5,099
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/26	100,000	103,926
Series 2015 A, 5% 12/1/40	410,000	413,350
Tampa Hosp. Rev.:
(H Lee Moffitt Cancer Ctr. Proj.) Series 2016 B, 5% 7/1/29	25,000	26,248
(H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 B:
4% 7/1/39	1,000,000	976,828
4% 7/1/45	825,000	746,391
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/34	700,000	429,264
0% 9/1/35	750,000	434,916
0% 9/1/36	800,000	439,262
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	30,000	31,244
5% 10/15/49	60,000	62,063
TOTAL FLORIDA		27,250,388
Georgia - 5.3%
Atlanta Arpt. Rev.:
Series 2014 C, 5% 1/1/29 (c)	140,000	141,802
Series 2019 B, 5% 7/1/25 (c)	60,000	62,367
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	150,000	164,282
Burke County Indl. Dev. Auth. Poll. Cont. Rev.:
(Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	610,000	396,924
Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994:
2.15%, tender 6/13/24 (b)	1,140,000	1,112,691
2.25%, tender 5/25/23 (b)	315,000	313,238
Series 2013 1st, 2.925%, tender 3/12/24 (b)	330,000	326,264
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/27	210,000	230,122
Fulton County Dev. Auth. Rev. Series 2019, 4% 6/15/49	40,000	37,374
Gainesville & Hall County Hosp. Auth. Rev. Series 2020 A, 3% 2/15/47	1,895,000	1,360,433
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2019 A:
4% 1/1/49	245,000	214,384
5% 1/1/23	450,000	450,000
5% 1/1/26	165,000	173,649
5% 1/1/30	55,000	59,815
5% 1/1/34	375,000	398,689
Series 2021 A:
4% 1/1/35 (Assured Guaranty Muni. Corp. Insured)	400,000	405,169
4% 1/1/36 (Assured Guaranty Muni. Corp. Insured)	410,000	412,531
4% 1/1/37 (Assured Guaranty Muni. Corp. Insured)	470,000	467,439
4% 1/1/40 (Assured Guaranty Muni. Corp. Insured)	385,000	372,727
4% 1/1/41	480,000	430,364
5% 1/1/23	100,000	100,000
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	200,000	206,998
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	425,000	447,899
5% 1/1/28 (Assured Guaranty Muni. Corp. Insured)	400,000	433,691
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	360,000	400,798
5% 1/1/32 (Assured Guaranty Muni. Corp. Insured)	330,000	366,539
5% 1/1/32 (Assured Guaranty Muni. Corp. Insured)	280,000	310,079
Georgia Road & Thruway Auth. Rev. Series 2020, 5% 6/1/31	1,000,000	1,153,776
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	5,000	4,348
5% 8/1/39	5,000	5,028
5% 8/1/43	5,000	5,031
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	195,000	195,492
4% 7/1/43	205,000	191,957
Main Street Natural Gas, Inc. Bonds:
Series 2018 A, 4%, tender 9/1/23 (b)	585,000	584,815
Series 2018 C, 4%, tender 12/1/23 (b)	500,000	499,622
Series 2021 A, 4%, tender 9/1/27 (b)	12,000,000	11,901,751
Series 2022 E, 4%, tender 12/1/29 (b)	3,595,000	3,496,601
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	200,000	191,839
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/39	1,365,000	1,324,243
5% 4/1/24	675,000	690,908
5% 4/1/29	500,000	548,814
5% 4/1/36	135,000	145,799
Series 2020 B:
5% 9/1/25	180,000	191,286
5% 9/1/34	1,000,000	1,138,189
Series A:
5% 6/1/23	80,000	80,580
5% 6/1/24	130,000	133,339
TOTAL GEORGIA		32,279,686
Hawaii - 1.6%
Hawaii Arpts. Sys. Rev.:
Series 2018 A:
5% 7/1/33 (c)	350,000	370,216
5% 7/1/48 (c)	2,800,000	2,834,516
Series 2022 A, 5% 7/1/42 (c)	1,245,000	1,292,569
Series 2022 B, 5% 7/1/24 (c)	3,350,000	3,435,376
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/36 (c)	40,000	40,050
Honolulu City & County Gen. Oblig.:
(Honolulu Rail Transit Proj.) Series 2020 B, 5% 3/1/29	1,000,000	1,131,641
Series 2017 A, 5% 9/1/33	5,000	5,472
Series 2022 A, 5% 11/1/23	280,000	284,915
Honolulu City and County Wastewtr. Sys. Series 2015 A, 5% 7/1/40 (Pre-Refunded to 7/1/25 @ 100)	115,000	121,542
TOTAL HAWAII		9,516,297
Idaho - 0.1%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
Series 2019 A, 4% 1/1/50	20,000	20,037
Series 2021 A, 5% 7/15/31	610,000	703,664
TOTAL IDAHO		723,701
Illinois - 12.2%
Champaign County Cmnty. Unit Series 2019, 4% 6/1/26	15,000	15,593
Chicago Board of Ed.:
Series 2012 A, 5% 12/1/42	830,000	794,640
Series 2018 A:
5% 12/1/29	350,000	357,406
5% 12/1/30	160,000	163,376
5% 12/1/31	150,000	152,934
Series 2018 C, 5% 12/1/46	3,250,000	3,086,532
Series 2019 A:
5% 12/1/29	125,000	128,251
5% 12/1/30	405,000	415,030
5% 12/1/30	100,000	102,476
Series 2022 B:
4% 12/1/35	600,000	549,098
4% 12/1/36	1,005,000	905,603
Chicago Gen. Oblig.:
Series 2015 C, 5% 1/1/27	215,000	219,545
Series 2020 A:
5% 1/1/27	400,000	413,934
5% 1/1/30	615,000	648,202
Series 2021 A, 5% 1/1/32	7,725,000	8,179,151
Series 2021 B, 4% 1/1/32	375,000	364,261
Series 2023 A:
5% 1/1/29 (e)	1,000,000	1,047,500
5% 1/1/33 (e)	895,000	943,974
Chicago Midway Arpt. Rev.:
Series 2013 A, 5.5% 1/1/29 (c)	200,000	200,237
Series 2014 B:
5% 1/1/26	100,000	101,694
5% 1/1/28	270,000	274,012
Series 2016 A, 4% 1/1/33 (c)	305,000	299,642
Series 2016 B, 4% 1/1/35	200,000	198,722
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 B, 4% 1/1/29 (c)	400,000	400,020
Series 2013 A, 5% 1/1/23 (c)	70,000	70,000
Series 2017 B, 5% 1/1/37	50,000	52,181
Series 2018 A, 5% 1/1/48 (c)	90,000	91,197
Series 2022 C, 5% 1/1/40 (c)	1,850,000	1,925,330
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (c)	50,000	50,240
5% 7/1/48 (c)	600,000	587,945
Cook County Cmnty. Consolidated School District No. 59 Series 2020, 5% 3/1/26	615,000	659,047
Cook County Gen. Oblig.:
Series 2016 A:
5% 11/15/23	10,000	10,136
5% 11/15/31	500,000	533,099
Series 2021 A:
5% 11/15/23	35,000	35,477
5% 11/15/24	50,000	51,611
5% 11/15/33	425,000	472,060
Series 2021 B:
4% 11/15/25	180,000	184,405
4% 11/15/26	90,000	92,670
4% 11/15/27	90,000	93,047
4% 11/15/28	45,000	46,648
DuPage & Cook Counties Cmnty. Unit School District #205 Series 2022, 4% 9/15/42	2,100,000	2,041,014
Illinois Fin. Auth.:
Bonds Series 2020 B, 5%, tender 11/15/24 (b)	400,000	408,621
Series 2020 A:
3% 5/15/50	1,570,000	1,063,054
3% 5/15/50 (Build America Mutual Assurance Insured)	710,000	500,773
3.25% 8/15/49	285,000	220,289
4% 5/15/50	1,000,000	862,556
Series 2021 A, 4% 8/15/37	2,155,000	2,078,191
Series 2022 A:
5% 10/1/29	350,000	359,607
5% 10/1/30	230,000	236,101
5% 10/1/31	215,000	219,736
Illinois Fin. Auth. Academic Facilities:
(Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A, 5% 10/1/25	200,000	209,807
(Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/26	200,000	212,921
5% 10/1/31	200,000	219,643
5% 10/1/38	200,000	209,548
Illinois Fin. Auth. Health Svcs. Facility Lease Rev. (Provident Group - UIC Surgery Ctr. LLC - Univ. of Illinois Health Svcs. Facility Proj.) Series 2020, 4% 10/1/55	400,000	326,774
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/24	45,000	45,705
5% 8/1/30	615,000	638,194
(Depaul Univ., IL Proj.):
Series 2016 A, 5% 10/1/28	10,000	10,624
Series 2016, 5% 10/1/29	30,000	31,865
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	750,000	681,297
5% 5/15/43	790,000	800,041
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	15,000	15,809
Series 2015 A:
5% 11/15/23	10,000	10,154
5% 11/15/25	150,000	157,583
Series 2015 C:
4.125% 8/15/37	60,000	56,858
5% 8/15/26	35,000	36,385
5% 8/15/44	1,380,000	1,327,477
Series 2016 A:
5% 8/15/24 (Escrowed to Maturity)	65,000	67,154
5% 7/1/31 (Pre-Refunded to 7/1/26 @ 100)	30,000	32,344
5% 7/1/33 (Pre-Refunded to 7/1/26 @ 100)	10,000	10,781
5% 7/1/36 (Pre-Refunded to 7/1/26 @ 100)	45,000	48,515
Series 2016 B, 5% 8/15/35	250,000	261,541
Series 2016 C:
4% 2/15/41	35,000	33,552
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	5,000	5,222
5% 2/15/34	50,000	53,074
Series 2016:
5% 12/1/23	155,000	157,318
5% 5/15/29	10,000	10,472
5% 12/1/29	620,000	648,131
5% 12/1/33	485,000	502,074
5% 12/1/40	85,000	84,049
5% 12/1/46	2,695,000	2,596,685
Series 2017 A, 5% 7/15/42	1,000,000	1,038,181
Series 2019:
4% 9/1/35	60,000	54,359
5% 9/1/36	295,000	296,675
5% 9/1/38	100,000	99,574
Illinois Gen. Oblig.:
Series 2013 A, 5% 4/1/23	525,000	526,702
Series 2013, 5% 7/1/23	10,000	10,065
Series 2014:
5% 2/1/25	520,000	525,621
5% 5/1/28	50,000	50,456
Series 2016:
5% 1/1/26	5,000	5,130
5% 2/1/26	400,000	410,638
5% 2/1/27	585,000	603,669
5% 11/1/29	1,400,000	1,427,709
Series 2017 C, 5% 11/1/29	345,000	353,438
Series 2017 D, 5% 11/1/27	850,000	878,621
Series 2017, 4% 2/1/24	30,000	30,078
Series 2018 A:
5% 10/1/24	25,000	25,461
5% 10/1/28	1,500,000	1,550,509
Series 2018 B:
5% 5/1/24	1,500,000	1,523,161
5% 10/1/24	1,050,000	1,069,381
Series 2019 B:
5% 9/1/24	105,000	106,883
5% 9/1/25	20,000	20,483
Series 2020 C, 4% 10/1/37	1,815,000	1,632,440
Series 2021 A, 5% 3/1/32	450,000	459,951
Series 2022 A, 5% 3/1/32	650,000	665,795
Series 2022 B:
5% 3/1/29	650,000	671,864
5% 3/1/33	1,700,000	1,731,791
Series May 2014, 5% 5/1/39	1,600,000	1,587,551
Illinois Hsg. Dev. Auth. Series 2021, 3% 4/1/51	740,000	716,538
Illinois Sales Tax Rev. Series 2013, 5% 6/15/24	285,000	286,605
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2019 A, 5% 1/1/44	105,000	109,503
Series A, 5% 1/1/40	220,000	232,522
Kendall, Kane & Will Counties Cmnty. Unit School District #308:
Series 2008, 0% 2/1/25 (Assured Guaranty Muni. Corp. Insured)	315,000	294,395
Series 2015, 4% 2/1/30	800,000	811,464
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2002 A, 0% 6/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,280,000	1,210,791
Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	610,000	226,338
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	155,000	46,078
Series 1994 A, 0% 6/15/25	25,000	22,882
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	972,103
Series 2002 A:
0% 6/15/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	30,000	20,115
0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	240,000	135,128
Series 2002, 0% 12/15/23	205,000	197,984
Series 2017 A, 5% 6/15/57	875,000	842,979
Series 2020 A:
4% 6/15/50	1,170,000	958,727
5% 6/15/50	1,730,000	1,685,200
Series 2022 A:
0% 12/15/35	420,000	226,879
0% 6/15/40	1,725,000	710,927
4% 12/15/47	5,000,000	4,165,478
Northern Illinois Univ. Revs. Series 2020 B, 4% 4/1/40 (Build America Mutual Assurance Insured)	455,000	422,387
Univ. of Illinois Board of Trustees Ctfs. of Prtn. (Univ. of Illinois Rev. Proj.) Series 2014 A, 5% 10/1/26	15,000	15,444
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/30	100,000	109,248
TOTAL ILLINOIS		74,184,366
Indiana - 0.8%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (b)	50,000	43,374
Series 2020 B, 0.95%, tender 4/1/26 (b)(c)	100,000	87,623
Indiana Fin. Auth. Rev. Series 2016, 5% 9/1/30	50,000	52,980
Indiana Fin. Auth. Wastewtr. Util. Rev. Series 2021 2, 5% 10/1/41	1,000,000	1,093,810
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/23 (b)	65,000	64,938
Indiana Hsg. & Cmnty. Dev. Auth.:
Series 2021 B:
3% 7/1/50	115,000	111,705
5% 7/1/25	690,000	723,121
Series 2021 C1, 3% 1/1/52	1,175,000	1,129,996
Series A, 3.75% 1/1/49	335,000	333,528
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2014 D:
5% 1/1/28 (c)	75,000	76,012
5% 1/1/30 (c)	85,000	86,046
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 4% 4/1/46	215,000	194,521
Series 2020, 5% 4/1/30	105,000	114,346
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2019 A, 5%, tender 6/5/26 (b)(c)	695,000	711,403
TOTAL INDIANA		4,823,403
Iowa - 0.6%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	35,000	30,177
5% 5/15/48	420,000	348,049
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/27 (c)	155,000	165,671
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2:
4% 6/1/40	425,000	382,842
5% 6/1/27	250,000	260,980
5% 6/1/28	500,000	525,324
5% 6/1/29	600,000	633,932
5% 6/1/30	700,000	742,455
Series 2021 B1, 4% 6/1/49	305,000	299,905
TOTAL IOWA		3,389,335
Kentucky - 1.2%
Ashland Med. Ctr. Rev. Series 2019:
3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	370,000	291,907
4% 2/1/37	175,000	161,148
5% 2/1/25	280,000	287,441
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (b)	1,000,000	909,654
Kentucky Econ. Dev. Fin. Auth. Series 2019 A2, 5% 8/1/30	345,000	367,904
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 118) Series 2018, 5% 4/1/25	175,000	182,623
(Proj. No. 119) Series 2018:
5% 5/1/26	80,000	85,149
5% 5/1/29	85,000	93,400
5% 5/1/32	20,000	21,880
5% 5/1/33	15,000	16,400
5% 5/1/34	20,000	21,729
5% 5/1/35	10,000	10,755
5% 5/1/36	10,000	10,681
5% 5/1/38	1,000,000	1,053,411
Series A:
4% 11/1/35	600,000	611,360
5% 11/1/29	150,000	166,066
Kentucky, Inc. Pub. Energy Bonds Series A, 4%, tender 6/1/26 (b)	1,505,000	1,489,796
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	70,000	73,487
Series 2020 D, 5%, tender 10/1/29 (b)	85,000	92,211
Series 2016 A, 5% 10/1/32	70,000	72,981
Series 2020 A:
3% 10/1/43	1,160,000	892,643
4% 10/1/40	195,000	184,318
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A, 5% 7/1/24 (c)	65,000	66,609
TOTAL KENTUCKY		7,163,553
Louisiana - 0.4%
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.):
Series 2015, 5% 5/15/47	195,000	197,265
Series 2017, 5% 5/15/27	115,000	122,599
(Tulane Univ. of Louisiana Proj.):
Series 2016 A, 5% 12/15/28	15,000	16,013
Series 2017 A, 5% 12/15/32	165,000	176,727
Series 2018 E, 5% 7/1/38	100,000	104,689
New Orleans Aviation Board Rev. (North Term. Proj.) Series 2017 B, 5% 1/1/48 (c)	2,000,000	1,974,056
TOTAL LOUISIANA		2,591,349
Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100)	220,000	221,912
Series 2013, 5% 7/1/25 (Pre-Refunded to 7/1/23 @ 100)	40,000	40,348
Series 2014, 5% 7/1/30 (Pre-Refunded to 7/1/24 @ 100)	585,000	602,842
Series 2016 A:
4% 7/1/41	85,000	75,869
4% 7/1/46	85,000	73,305
5% 7/1/41	25,000	25,086
5% 7/1/46	155,000	153,734
Series 2017 B, 5% 7/1/29	10,000	10,696
TOTAL MAINE		1,203,792
Maryland - 1.7%
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	100,000	93,528
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	55,000	55,093
Series 2019 C, 5% 9/1/28	115,000	126,476
Series 2021 C:
0.375% 7/1/23	100,000	98,574
0.6% 7/1/24	600,000	576,136
Maryland Econ. Dev. Corp. Air Cargo Series 2019:
5% 7/1/23 (c)	325,000	325,789
5% 7/1/25 (c)	510,000	519,719
5% 7/1/26 (c)	230,000	235,894
Maryland Gen. Oblig. Series 2022 2C, 4% 3/1/28	1,000,000	1,066,992
Maryland Health & Higher Edl. Series 2021 A:
2.5% 7/1/51	1,210,000	744,154
3% 7/1/51	915,000	639,996
4% 6/1/55	190,000	156,395
5% 6/1/29	120,000	127,913
Maryland Stadium Auth. Built to Learn Rev. Series 2021, 4% 6/1/46	180,000	166,099
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020, 5% 7/1/40	2,000,000	2,187,149
Prince Georges County Ctfs. of Prtn. Series 2021:
5% 10/1/25	1,610,000	1,706,360
5% 10/1/26	1,650,000	1,783,853
TOTAL MARYLAND		10,610,120
Massachusetts - 4.0%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2021 A1, 5% 7/1/35	820,000	936,649
Massachusetts Commonwealth Trans. Fund Rev.:
(Rail Enhancement Prog.) Series 2021 B:
5% 6/1/26	350,000	377,190
5% 6/1/27	500,000	548,599
5% 6/1/41	1,250,000	1,336,430
Series 2021 A, 5% 6/1/51	1,860,000	1,985,857
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (b)	300,000	300,000
Massachusetts Dev. Fin. Agcy. Rev.:
(Lawrence Gen. Hosp.) Series 2014 A, 5.25% 7/1/34	40,000	36,971
Series 2016 A, 5% 1/1/31	40,000	41,538
Series 2016 I:
5% 7/1/30	195,000	203,254
5% 7/1/41	140,000	141,599
Series 2017 A:
5% 1/1/36	325,000	333,093
5% 1/1/37	1,050,000	1,069,880
Series 2017, 5% 7/1/36	275,000	282,385
Series 2018, 5% 1/1/43	180,000	180,804
Series 2019 K:
5% 7/1/25	125,000	130,388
5% 7/1/26	165,000	174,441
5% 7/1/27	195,000	208,571
Series 2019:
5% 7/1/27	440,000	464,229
5% 9/1/59	510,000	522,018
Series 2020 A, 4% 7/1/45	480,000	404,743
Series 2021 V, 5% 7/1/55	1,245,000	1,407,659
Series 2021:
4% 7/1/26	240,000	233,819
4% 7/1/27	255,000	246,045
4% 7/1/28	325,000	310,460
4% 7/1/29	340,000	321,348
4% 7/1/30	355,000	331,776
4% 7/1/31	370,000	341,748
Series M:
4% 10/1/50	490,000	404,678
5% 10/1/45	370,000	370,223
Massachusetts Edl. Fing. Auth. Rev. Series 2016, 5% 7/1/24 (c)	210,000	214,674
Massachusetts Gen. Oblig.:
Series 2019 A, 5% 1/1/49	2,000,000	2,109,245
Series 2019 C, 5% 5/1/49	345,000	364,751
Series 2022 C, 5.25% 10/1/47	2,000,000	2,221,398
Series E, 5% 11/1/50	1,640,000	1,753,611
Massachusetts Hsg. Fin. Auth. Series 2021 223, 3% 6/1/47	700,000	678,424
Massachusetts Port Auth. Rev.:
Series 2019 A, 5% 7/1/40 (c)	500,000	518,906
Series 2021 E:
5% 7/1/41 (c)	1,000,000	1,042,730
5% 7/1/46 (c)	290,000	298,904
5% 7/1/51 (c)	1,000,000	1,024,498
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (c)	230,000	232,453
TOTAL MASSACHUSETTS		24,105,989
Michigan - 1.4%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	40,000	40,541
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/41	140,000	116,259
5% 7/1/25	60,000	61,644
5% 7/1/27	265,000	277,913
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	180,000	193,213
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	395,000	277,816
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A, 5% 7/1/48	200,000	206,661
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2016 D, 5% 7/1/27	100,000	106,859
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 4% 5/15/36	185,000	179,650
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	50,000	52,498
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	570,000	599,454
Series 2016, 5% 11/15/26	160,000	170,892
Series 2019 A:
3% 12/1/49	555,000	401,083
5% 11/15/48	55,000	55,783
Series 2020 A, 4% 6/1/49	135,000	111,872
Series 2020, 5% 6/1/40	1,105,000	1,117,902
Series 2021:
4% 9/1/31	665,000	687,332
5% 9/1/32	690,000	762,125
5% 9/1/33	650,000	715,485
5% 9/1/36	505,000	546,314
Michigan Hosp. Fin. Auth. Rev. Series 2008 C, 5% 12/1/32	10,000	10,928
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (b)(c)	175,000	169,110
Univ. of Michigan Rev. Series 2020 A, 5% 4/1/50	1,000,000	1,087,768
Wayne County Arpt. Auth. Rev.:
Series 2017 A, 5% 12/1/29	45,000	49,351
Series 2017 B, 5% 12/1/42 (c)	150,000	153,192
Series 2018 D, 5% 12/1/29 (c)	85,000	90,752
TOTAL MICHIGAN		8,242,397
Minnesota - 0.7%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/48	220,000	213,788
5% 2/15/58	270,000	263,686
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/26	60,000	62,288
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2022 B:
5% 1/1/34 (c)	210,000	228,030
5% 1/1/37 (c)	520,000	550,032
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	500,000	535,242
5% 10/1/45	30,000	30,583
Minnesota Hsg. Fin. Agcy. Series B, 4% 8/1/39	2,050,000	2,045,989
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(d)	255,000	250,565
TOTAL MINNESOTA		4,180,203
Mississippi - 0.6%
Mississippi Bus. finance Corp. Exempt Facilities Rev. Bonds (Enviva, Inc. Proj.) Series 2022, 7.75%, tender 7/15/32 (b)(c)	2,200,000	2,212,574
Mississippi Home Corp. Series 2021 B:
3% 6/1/51	320,000	310,187
5% 6/1/25	750,000	785,603
Mississippi Hosp. Equip. & Facilities Auth.:
Bonds Series II, 5%, tender 3/1/27 (b)	80,000	83,703
Series I, 5% 10/1/24	70,000	72,037
TOTAL MISSISSIPPI		3,464,104
Missouri - 0.9%
Cape Girardeau County Indl. Dev. Auth.:
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	105,000	107,362
Series 2021, 4% 3/1/41	250,000	216,680
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/44	1,200,000	1,164,573
Missouri Health & Edl. Facilities Rev.:
Series 2017 A, 5% 10/1/42	475,000	499,754
Series 2018 A, 5% 11/15/43	1,000,000	1,027,954
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
Series 2019, 4% 5/1/50	20,000	20,049
Series 2021 A, 3% 5/1/52	520,000	503,915
Saint Louis Arpt. Rev. Series A, 5.25% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	570,000	612,349
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5.125% 9/1/48	25,000	21,285
5.25% 9/1/53	1,240,000	1,056,687
TOTAL MISSOURI		5,230,608
Montana - 0.1%
Montana Board Hsg. Single Family:
Series 2017 A, 4% 12/1/47 (c)	10,000	9,953
Series 2019 B, 4% 6/1/50	10,000	10,032
Montana Facility Fin. Auth. Series 2021 A, 3% 6/1/50	575,000	395,971
Montana Facility Fin. Auth. Rev. (Benefis Health Sys. Proj.) Series 2016, 5% 2/15/32	30,000	31,319
TOTAL MONTANA		447,275
Nebraska - 1.0%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (b)	725,000	723,109
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Projs.) Series 2021 A, 3% 7/1/51	260,000	177,582
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	50,000	49,742
Series 2019 E, 3.75% 9/1/49 (c)	70,000	69,348
Series 2022 B:
5% 3/1/25 (c)	1,090,000	1,125,701
5% 9/1/25 (c)	1,105,000	1,150,260
5% 3/1/26 (c)	1,100,000	1,153,880
5% 9/1/26 (c)	1,140,000	1,204,044
5% 3/1/30 (c)	400,000	438,353
TOTAL NEBRASKA		6,092,019
Nevada - 0.5%
Clark County Arpt. Rev. Series 2014 A2, 5% 7/1/30	115,000	118,574
Clark County School District Series 2017 A, 5% 6/15/25	400,000	421,255
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	340,000	340,649
Series 2019 B, 4% 10/1/49	35,000	35,069
Series 2021 B, 3% 10/1/51	2,085,000	2,003,793
Tahoe-Douglas Visitors Auth. Series 2020, 5% 7/1/45	195,000	191,912
TOTAL NEVADA		3,111,252
New Hampshire - 0.6%
Nat'l. Fin. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.) Series 2021 B, 5% 8/15/30	1,405,000	1,580,986
(St. Lukes Univ. Health Network Proj.) Series 2021 B, 3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	490,000	346,034
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	225,104	218,265
New Hampshire Health & Ed. Facilities Auth. (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/23	200,000	201,847
5% 8/1/26	105,000	111,139
5% 8/1/37	100,000	105,624
New Hampshire Nat'l. Fin. Auth. Series 2022 2, 4% 10/20/36	1,495,494	1,392,304
TOTAL NEW HAMPSHIRE		3,956,199
New Jersey - 5.1%
New Jersey Econ. Dev. Auth.:
Series 2013, 5% 3/1/27	10,000	10,027
Series A, 5% 11/1/40	360,000	371,188
Series QQQ:
4% 6/15/46	610,000	528,682
5% 6/15/27	35,000	37,443
5% 6/15/28	40,000	43,211
New Jersey Econ. Dev. Auth. Lease Rev. Series 2018 A, 5% 6/15/23	1,000,000	1,007,142
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	100,000	74,821
(NJ Transit Corp. Projs.) Series A, 4% 11/1/27	370,000	380,262
Series 2013 NN, 5% 3/1/29 (Pre-Refunded to 3/1/23 @ 100)	1,000,000	1,002,896
Series 2013:
5% 3/1/23	25,000	25,060
5% 3/1/24	70,000	70,187
Series 2014 PP:
4% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	70,000	71,223
5% 6/15/26	280,000	287,096
Series 2014 RR, 5% 6/15/32 (Pre-Refunded to 6/15/24 @ 100)	60,000	61,893
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	70,000	72,158
Series 2015 XX, 4.25% 6/15/26	280,000	286,314
Series 2018 EEE:
5% 6/15/28	410,000	442,911
5% 6/15/43	1,270,000	1,294,286
Series LLL:
4% 6/15/44	315,000	277,221
5% 6/15/44	180,000	183,513
Series MMM, 4% 6/15/35	90,000	88,882
Series PP, 5% 6/15/31 (Pre-Refunded to 6/15/24 @ 100)	260,000	268,204
New Jersey Edl. Facility Series 2016 B, 4% 9/1/26	500,000	512,227
New Jersey Gen. Oblig.:
Series 2020 A, 5% 6/1/29	205,000	231,679
Series 2021, 2% 6/1/23	5,000,000	4,968,334
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016:
4% 7/1/48	100,000	83,665
5% 7/1/41	65,000	65,285
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A, 5% 12/1/26 (c)	530,000	561,461
Series 2018 B:
5% 12/1/25 (c)	500,000	522,581
5% 12/1/26 (c)	485,000	513,607
5% 12/1/27 (c)	850,000	910,500
Series 2020:
5% 12/1/24 (c)	100,000	102,768
5% 12/1/25 (c)	235,000	244,620
5% 12/1/25 (c)	60,000	62,406
5% 12/1/26 (c)	205,000	216,093
5% 12/1/27 (c)	145,000	154,645
5% 12/1/27 (c)	40,000	42,661
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A, 5.25% 6/1/46	1,915,000	1,921,157
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2015 E, 5% 1/1/34	190,000	197,253
Series D, 5% 1/1/28	170,000	182,742
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	505,000	524,612
Series 2010 A, 0% 12/15/27	250,000	207,800
Series 2014 AA, 5% 6/15/25	100,000	102,510
Series 2016 A, 5% 6/15/27	160,000	169,010
Series 2018 A, 5% 12/15/32	100,000	107,403
Series 2019 BB, 4% 6/15/50	370,000	311,192
Series 2021 A:
4% 6/15/34	140,000	140,452
5% 6/15/32	295,000	325,154
5% 6/15/33	1,000,000	1,094,187
Series 2022 A, 4% 6/15/39	720,000	665,877
Series 2022 AA:
5% 6/15/33	250,000	275,883
5% 6/15/36	1,460,000	1,567,668
Series 2022 BB:
4% 6/15/46	1,385,000	1,200,368
4% 6/15/50	1,000,000	841,060
Series AA:
4% 6/15/38	185,000	173,129
4% 6/15/45	1,535,000	1,340,448
4% 6/15/50	1,980,000	1,665,299
5% 6/15/40	210,000	217,433
Series BB:
5% 6/15/33	1,000,000	1,069,270
5% 6/15/50	70,000	70,640
Rutgers State Univ. Rev. Series Q, 5% 5/1/23	30,000	30,190
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2022 A:
5% 11/1/36	450,000	479,072
5% 11/1/40	150,000	152,017
TOTAL NEW JERSEY		31,108,978
New Mexico - 0.4%
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/23 (c)	450,000	454,143
5% 9/1/26 (c)	1,045,000	1,105,553
5% 9/1/27 (c)	350,000	374,539
5% 9/1/29 (c)	150,000	164,456
New Mexico Mtg. Fin. Auth.:
Series 2019 C, 4% 1/1/50	150,000	150,298
Series 2019 D, 3.75% 1/1/50	45,000	44,805
Santa Fe Retirement Fac. Series 2019 A:
5% 5/15/34	10,000	9,380
5% 5/15/39	5,000	4,435
5% 5/15/44	5,000	4,216
5% 5/15/49	15,000	12,259
TOTAL NEW MEXICO		2,324,084
New York - 6.7%
Buffalo and Erie County Indl. Land Rev. (Catholic Health Sys., Inc. Proj.) Series 2015, 5% 7/1/25	400,000	376,195
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds Series 2021 B, 1.5%, tender 9/1/26 (b)	500,000	464,561
Monroe County Indl. Dev. Corp. (Univ. of Rochester Proj.) Series 2015 B, 4% 7/1/35	5,000	5,037
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	100,000	99,119
New York City Edl. Construction Fund Series 2021 B:
5% 4/1/46	675,000	714,188
5% 4/1/52	520,000	546,688
New York City Gen. Oblig.:
Series 2018 A, 5% 8/1/24	100,000	103,502
Series E, 5% 8/1/30	1,025,000	1,099,249
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	270,000	250,058
Series 2021 K2, 0.9%, tender 1/1/26 (b)	2,075,000	1,896,403
Series 2021, 0.6%, tender 7/1/25 (b)	390,000	360,189
Series A 1 B, 5% 5/1/30	490,000	541,248
New York City Muni. Wtr. Fin. Auth. Series GG 1, 5% 6/15/48	1,350,000	1,427,951
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	660,000	776,746
New York Dorm. Auth. Rev.:
Bonds Series 2019 B2, 5%, tender 5/1/24 (b)	100,000	101,362
Series 2020 A:
4% 9/1/37	350,000	308,934
4% 9/1/39	700,000	608,479
Series 2022 A:
5% 7/15/37	110,000	113,180
5% 7/15/42	310,000	315,146
New York Metropolitan Trans. Auth. Rev.:
Series 2015 A1, 5% 11/15/29	120,000	122,012
Series 2016 A, 5% 11/15/31	100,000	102,536
Series 2016 C1, 5% 11/15/33	1,000,000	1,024,435
Series 2017 B, 5% 11/15/24	565,000	579,858
Series 2017 C1, 5% 11/15/30	325,000	336,451
Series 2017 D:
5% 11/15/25	1,635,000	1,695,007
5% 11/15/30	2,220,000	2,298,221
Series 2020 D:
4% 11/15/46	2,050,000	1,714,440
4% 11/15/47	150,000	124,544
New York State Dorm. Auth.:
Series 2019 D, 3% 2/15/49	1,065,000	807,881
Series 2021 A, 4% 3/15/38	1,000,000	981,064
Series 2021 E:
3% 3/15/50	1,060,000	797,863
4% 3/15/39	1,000,000	974,775
New York State Envir. Facilities Corp. Rev. (2010 Master Fing. Prog.) Series 2021 B:
5% 2/15/28	160,000	179,062
5% 8/15/28	235,000	265,527
5% 2/15/29	100,000	113,926
5% 8/15/29	200,000	229,895
5% 2/15/30	340,000	393,763
5% 8/15/30	400,000	467,200
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 J2, 1.1%, tender 5/1/27 (b)	1,105,000	984,643
Series 2021 K2, 1%, tender 11/1/26 (b)	300,000	271,302
Series J, 0.75% 5/1/25	250,000	234,515
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2021 232, 5% 10/1/25 (c)	765,000	795,355
Series 2021 239, 3.25% 10/1/51	1,025,000	997,746
Series 221, 3.5% 10/1/32 (c)	20,000	19,583
New York State Urban Dev. Corp.:
Series 2020 C, 4% 3/15/39	1,000,000	974,775
Series 2020 E:
4% 3/15/44	1,675,000	1,572,741
4% 3/15/45	1,350,000	1,261,311
New York State Urban Eev Corp. Series 2019 A, 5% 3/15/37	1,105,000	1,204,422
New York Trans. Dev. Corp. (Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/32 (c)	380,000	406,519
5% 12/1/33 (c)	590,000	627,615
5% 12/1/34 (c)	645,000	677,473
5% 12/1/35 (c)	325,000	338,413
5% 12/1/36 (c)	220,000	227,523
5% 12/1/37 (c)	590,000	607,102
5% 12/1/38 (c)	1,430,000	1,466,001
5% 12/1/39 (c)	1,090,000	1,111,631
5% 12/1/40 (c)	925,000	938,273
5% 12/1/41 (c)	840,000	847,699
5% 12/1/42 (c)	420,000	422,890
Niagara Area Dev. Corp. Rev. (Catholic Health Sys., Inc. Proj.) Series 2022, 4.5% 7/1/52	555,000	370,231
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A, 5% 12/1/29 (Assured Guaranty Muni. Corp. Insured)	600,000	610,640
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2015, 5% 7/1/27	295,000	302,638
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
5.125% 11/1/41 (d)	100,000	78,177
5.375% 11/1/54 (d)	100,000	75,430
TOTAL NEW YORK		40,741,343
New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey:
Series 194, 5.25% 10/15/55	210,000	217,472
Series 2017 202, 5% 10/15/29 (c)	500,000	531,140
TOTAL NEW YORK AND NEW JERSEY		748,612
North Carolina - 0.1%
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27 (Escrowed to Maturity)	10,000	10,993
5% 10/1/47 (Pre-Refunded to 10/1/27 @ 100)	70,000	76,951
North Carolina Med. Care Commission Health Care Facilities Rev.:
Bonds Series 2019 C, 2.55%, tender 6/1/26 (b)	300,000	293,247
Series 2020 A, 3% 7/1/45	365,000	273,998
Series 2021 A, 4% 3/1/51	280,000	196,431
TOTAL NORTH CAROLINA		851,620
North Dakota - 0.2%
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	200,000	194,112
Series 2021 B, 3% 7/1/52	650,000	624,813
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	790,000	524,859
TOTAL NORTH DAKOTA		1,343,784
Ohio - 5.3%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5.25% 11/15/46	495,000	500,137
Series 2020, 4% 11/15/38	1,500,000	1,342,085
Allen County Hosp. Facilities Rev. (Mercy Health) Series 2017 A:
5% 8/1/25	10,000	10,502
5% 8/1/26	390,000	416,470
5% 8/1/27	10,000	10,840
5% 8/1/28	10,000	10,952
5% 8/1/29	10,000	10,949
5% 8/1/30	10,000	10,936
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A, 5% 2/15/44	175,000	181,637
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	550,000	387,122
4% 6/1/48	180,000	154,027
5% 6/1/34	370,000	390,351
Series 2020 B2, 5% 6/1/55	1,370,000	1,189,161
Cleveland Arpt. Sys. Rev. Series 2016 A, 5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	145,000	150,643
Cleveland Wtr. Rev. Series 2020, 5% 1/1/28	800,000	886,862
County of Cuyahoga (Ballpark Impt. Proj.) Series 2022 A, 4% 1/1/35	8,000,000	8,289,271
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	110,000	110,028
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019, 5% 12/1/44	60,000	59,310
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	200,000	214,458
5% 12/1/51	200,000	213,360
Kent State Univ. Revs. Series 2016, 5% 5/1/30	1,495,000	1,588,784
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (b)	255,000	259,326
Series 2019, 5% 2/1/25	160,000	163,055
Middleburg Heights Hosp. Rev. Series 2021 A, 4% 8/1/41	430,000	398,844
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 4% 2/15/23	315,000	314,921
Ohio Gen. Oblig.:
Series 2021 A:
5% 3/1/28	110,000	122,590
5% 3/1/28	140,000	156,023
5% 3/1/29	160,000	181,549
5% 3/1/29	210,000	238,283
5% 3/1/30	190,000	219,271
5% 3/1/30	290,000	334,676
Series 2021 B:
5% 2/1/28	205,000	228,114
5% 2/1/29	385,000	436,225
5% 2/1/30	320,000	368,790
Series 2021 C:
5% 3/15/28	275,000	306,693
5% 3/15/29	480,000	545,011
5% 3/15/30	480,000	554,303
Ohio Hosp. Facilities Rev. Series 2021 B:
5% 1/1/25	270,000	281,252
5% 1/1/26	320,000	340,445
5% 1/1/27	750,000	812,907
Ohio Hosp. Rev. Series 2020 A:
4% 1/15/50	40,000	34,844
5% 1/15/31	300,000	325,666
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	15,000	15,205
Series 2021 C, 3.25% 3/1/51	4,710,000	4,598,754
Ohio Major New State Infrastructure Rev. Series 2021 1A:
5% 12/15/25	800,000	853,578
5% 12/15/28	1,250,000	1,405,817
Ohio Spl. Oblig. Series 2020 A:
5% 2/1/23	180,000	180,255
5% 2/1/26	150,000	160,338
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Projs.) Series 2022 A:
5% 2/15/32	70,000	82,473
5% 2/15/38	185,000	209,655
Series A, 5% 2/15/51	600,000	637,460
Scioto County Hosp. Facilities Rev. Series 2019, 5% 2/15/29	100,000	104,334
Univ. of Akron Gen. Receipts Series 2019 A, 4% 1/1/27	220,000	226,611
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	215,000	218,231
6% 12/1/29	230,000	234,101
6% 12/1/30	245,000	249,473
6% 12/1/31	260,000	264,185
TOTAL OHIO		32,191,143
Oklahoma - 0.1%
Oklahoma City Arpt. Trust Series 33, 5% 7/1/47 (c)	200,000	202,641
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2015 A, 5% 8/15/24	250,000	256,596
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019:
5% 8/1/23	45,000	45,135
5% 8/1/44	125,000	121,030
TOTAL OKLAHOMA		625,402
Oregon - 0.4%
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	1,090,000	1,091,357
Port of Portland Arpt. Rev.:
Series 2020 27A, 5% 7/1/45 (c)	650,000	663,454
Series 27 A, 5% 7/1/36 (c)	240,000	252,617
Salem Hosp. Facility Auth. Rev. (Salem Health Projs.) Series 2019 A, 3% 5/15/49	850,000	605,594
TOTAL OREGON		2,613,022
Pennsylvania - 8.3%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
5% 1/1/51 (c)	2,105,000	2,126,053
5% 1/1/56 (c)	1,280,000	1,288,017
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	175,000	144,394
4% 12/1/41	270,000	196,182
4.25% 12/1/50	300,000	205,732
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/26	475,000	488,727
5% 7/1/27	475,000	490,224
5% 7/1/28	525,000	542,436
5% 7/1/29	550,000	567,834
5% 7/1/36	120,000	117,631
5% 7/1/38	240,000	232,972
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2018 A, 5% 11/15/25	100,000	105,702
Chartiers Valley School District Series 2021 A, 3% 10/15/49	1,155,000	853,850
Commonwealth Fing. Auth. Rev. Series 2020 A, 5% 6/1/28	305,000	336,455
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	510,000	469,218
Series 2017, 5% 7/1/28	445,000	448,302
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	20,000	16,768
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/37	40,000	38,707
5% 7/15/36	500,000	518,686
Series 2020, 4% 7/15/45	500,000	439,341
Geisinger Auth. Health Sys. Rev. Series 2017 A1, 5% 2/15/45	100,000	101,894
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	60,000	61,001
Lehigh County Gen. Purp. Hosp. Rev. Series 2016 A, 4% 7/1/35	5,060,000	4,912,984
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	95,000	100,603
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A, 5% 10/1/40	330,000	319,208
Series 2019, 4% 9/1/44	185,000	167,972
Series 2020, 5% 4/1/27	300,000	312,797
Montgomery County Indl. Dev. Auth. Series 2015 A, 5.25% 1/15/36 (Pre-Refunded to 1/15/25 @ 100)	140,000	146,404
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	195,000	178,091
Series 2016 A, 5% 8/15/46	50,000	50,227
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/23	250,000	252,271
5% 7/1/24	300,000	308,662
5% 7/1/26	455,000	488,028
5% 7/1/27	500,000	543,717
5% 7/1/34	450,000	490,955
Pennsylvania Higher Edl. Facilities Auth. Rev. (Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	500,000	519,268
Series 2017, 5% 5/1/35	10,000	10,495
Pennsylvania Hsg. Fin. Agcy.:
Series 2021 134B, 5% 10/1/27 (c)	1,160,000	1,232,178
Series 2021 137, 3% 10/1/51	895,000	853,114
Series 2022 138:
3% 10/1/52	1,400,000	1,331,601
5% 4/1/26	1,100,000	1,165,622
5% 10/1/26	600,000	640,949
5% 4/1/27	500,000	537,306
5% 10/1/27	450,000	486,155
5% 4/1/28	465,000	501,269
5% 10/1/28	475,000	515,216
5% 4/1/29	480,000	522,336
5% 10/1/29	1,000,000	1,094,244
5% 4/1/30	1,010,000	1,111,192
5% 10/1/30	695,000	768,703
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2015 B, 5% 12/1/45	265,000	270,888
Series 2016 A1, 5% 12/1/41	1,215,000	1,241,917
Series 2021 A, 4% 12/1/50	1,000,000	892,793
Series 2021 B:
5% 12/1/28	625,000	690,577
5% 12/1/29	1,000,000	1,115,785
Philadelphia Arpt. Rev.:
Series 2017 B:
5% 7/1/35 (c)	50,000	51,657
5% 7/1/47 (c)	970,000	957,298
Series 2020 C, 5% 7/1/29 (c)	595,000	638,569
Series 2021:
5% 7/1/26 (c)	2,920,000	3,060,516
5% 7/1/27 (c)	4,020,000	4,263,585
5% 7/1/28 (c)	425,000	454,316
5% 7/1/34 (c)	1,000,000	1,069,965
5% 7/1/35 (c)	1,000,000	1,061,552
Philadelphia Auth. for Indl. Dev.:
Series 2015 1, 5% 4/1/33	70,000	72,264
Series 2017 A, 5% 9/1/42	760,000	773,907
Philadelphia Gas Works Rev. Series 2020 A, 5% 8/1/32 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,122,986
Philadelphia Gen. Oblig.:
Series 2014 A, 5.25% 7/15/27 (Pre-Refunded to 1/15/24 @ 100)	275,000	281,712
Series 2019 A, 5% 8/1/26	220,000	236,712
Philadelphia School District:
Series 2018 A, 5% 9/1/25	50,000	52,516
Series 2018 B, 5% 9/1/43	50,000	52,512
Series 2019 A:
4% 9/1/35	170,000	169,745
5% 9/1/23	90,000	91,046
5% 9/1/34	80,000	87,588
Series 2019 B:
5% 9/1/25	140,000	147,045
5% 9/1/26	415,000	442,143
Series 2019 C, 5% 9/1/33	315,000	346,115
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	70,000	74,148
Southcentral Pennsylvania Gen. Auth. Rev.:
(Hanover Hosp., Inc. PA Proj.) Series 2015, 5% 12/1/28	45,000	46,982
Series 2019 A:
4% 6/1/44	50,000	47,999
4% 6/1/49	115,000	106,291
5% 6/1/25	200,000	209,827
5% 6/1/44	85,000	87,830
5% 6/1/49	135,000	138,514
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/32 (Assured Guaranty Muni. Corp. Insured)	315,000	332,045
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/43	185,000	188,646
TOTAL PENNSYLVANIA		50,229,684
Puerto Rico - 1.0%
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2021 B:
5% 7/1/33 (d)	250,000	241,486
5% 7/1/37 (d)	960,000	906,705
Series 2022 A, 4% 7/1/42 (d)	960,000	769,417
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	2,273,421	1,228,922
4% 7/1/33	1,608,885	1,394,999
4% 7/1/35	575,000	483,914
5.625% 7/1/27	190,000	193,585
5.625% 7/1/29	999,707	1,022,913
TOTAL PUERTO RICO		6,241,941
Rhode Island - 0.1%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016, 5% 5/15/39	215,000	215,937
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	35,000	35,055
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A:
4% 12/1/26 (c)	35,000	35,373
5% 12/1/23 (c)	625,000	632,946
TOTAL RHODE ISLAND		919,311
South Carolina - 0.9%
Charleston County Arpt. District Series 2019, 5% 7/1/48	395,000	407,304
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	55,000	55,158
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	170,000	182,306
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2022 A, 4% 4/1/52	1,000,000	887,373
South Carolina Ports Auth. Ports Rev.:
Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	255,000	266,947
Series 2018, 5% 7/1/43 (c)	520,000	533,339
South Carolina Pub. Svc. Auth. Rev.:
Series 2016 A:
5% 12/1/26	140,000	147,907
5% 12/1/29	500,000	525,967
5% 12/1/33	15,000	15,616
5% 12/1/38	80,000	81,301
Series 2016 B:
5% 12/1/31	105,000	111,036
5% 12/1/35	195,000	201,420
5% 12/1/41	175,000	177,898
Series A, 5% 12/1/23 (Escrowed to Maturity)	145,000	147,652
Series B, 5% 12/1/24	500,000	517,114
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	30,000	27,274
4% 4/15/48	20,000	17,627
5% 4/15/48	1,415,000	1,441,017
TOTAL SOUTH CAROLINA		5,744,256
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev. Series 2020 A, 3% 9/1/45	475,000	353,985
Tennessee - 1.4%
Chattanooga Health Ed. & Hsg. Facility Board Rev. Series 2019 A1:
4% 8/1/44	575,000	495,689
5% 8/1/25	135,000	140,379
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2018:
5% 7/1/26 (c)	450,000	470,450
5% 7/1/37 (c)	200,000	207,264
5% 7/1/38 (c)	1,315,000	1,360,310
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (c)	55,000	55,734
Series 2019 B:
5% 7/1/38 (c)	655,000	682,862
5% 7/1/54 (c)	225,000	226,336
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2021 C, 5% 1/1/30	2,400,000	2,747,275
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A, 4% 10/1/49	1,000,000	770,675
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (b)	460,000	460,744
Tennessee Hsg. Dev. Agcy. Residential:
Series 2021 1, 3% 7/1/51	600,000	583,254
Series 2021 3A, 3% 1/1/52	265,000	256,289
TOTAL TENNESSEE		8,457,261
Texas - 4.3%
Austin Cmnty. College District Rev. (Highland Campus Parking Garage Proj.) Series 2018 C:
5% 8/1/25	200,000	211,465
5% 8/1/26	200,000	215,547
Central Reg'l. Mobility Auth.:
Series 2020 B, 5% 1/1/45	1,000,000	1,031,562
Series 2021 B:
5% 1/1/33	640,000	701,875
5% 1/1/34	650,000	708,906
5% 1/1/35	550,000	595,207
5% 1/1/36	850,000	913,171
5% 1/1/37	1,100,000	1,172,177
5% 1/1/38	1,100,000	1,166,956
Series 2021 C, 5% 1/1/27	775,000	813,681
Dallas Fort Worth Int'l. Arpt. Rev. Series 2014 A, 5.25% 11/1/27 (c)	180,000	182,367
Denton Independent School District Bonds Series 2014 B:
2%, tender 8/1/24 (b)	15,000	14,834
2%, tender 8/1/24 (b)	85,000	82,869
Fort Bend Independent School District Bonds Series 2021 B, 0.72%, tender 8/1/26 (b)	410,000	364,556
Garland Elec. Util. Sys. Rev. Series 2021 A:
4% 3/1/35	765,000	781,412
4% 3/1/36	750,000	755,485
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Series 2015, 4% 12/1/45	220,000	203,794
Harris County Flood Cont. District Series 2021 A:
5% 10/1/25	690,000	733,555
5% 10/1/26	900,000	976,352
Houston Arpt. Sys. Rev.:
Series 2018 A, 5% 7/1/41 (c)	1,000,000	1,024,983
Series 2018 C:
5% 7/1/26 (c)	200,000	210,431
5% 7/1/30 (c)	120,000	127,525
Series 2018 D, 5% 7/1/39	260,000	274,067
Houston City of Higher Ed. Fin. Corp. (Houston Baptist Univ. Proj.) Series 2021:
3.375% 10/1/37	500,000	411,745
4% 10/1/51	1,200,000	954,972
Houston Gen. Oblig. Series 2017 A, 5% 3/1/32	25,000	26,965
Houston Util. Sys. Rev.:
Series 2016 B, 5% 11/15/34	5,000	5,318
Series 2020 C, 5% 11/15/45	1,000,000	1,068,991
Series 2021 A, 5% 11/15/26	445,000	482,551
Love Field Arpt. Modernization Rev.:
Series 2015, 5% 11/1/30 (c)	320,000	330,798
Series 2017, 5% 11/1/31 (c)	25,000	26,092
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.) Series 2020, 5% 5/15/24	300,000	307,840
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (b)	100,000	97,612
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	10,000	10,905
5% 8/15/47	10,000	10,237
North Texas Tollway Auth. Rev.:
Series 2019 B, 5% 1/1/25	85,000	88,224
Series 2021 B, 4% 1/1/32	2,000,000	2,099,242
San Antonio Elec. & Gas Sys. Rev. Series 2017, 5% 2/1/33	5,000	5,394
San Antonio Wtr. Sys. Rev.:
Series 2018 A, 5% 5/15/33	5,000	5,511
Series 2020 A, 5% 5/15/50	475,000	502,194
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2017 A, 5% 2/15/24	265,000	270,849
Series 2018 A, 5% 7/1/29	305,000	333,155
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	123,931	110,324
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	100,000	100,319
Series A, 3.5% 3/1/51	150,000	147,792
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A, 4% 6/30/37	1,000,000	943,996
Texas Trans. Commission Series 2019 A, 0% 8/1/41	250,000	91,390
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	2,380,000	2,166,170
Univ. of North Texas Univ. Rev. Series 2022 A, 5% 4/15/47	2,000,000	2,101,608
TOTAL TEXAS		25,962,971
Utah - 0.1%
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/37 (c)	385,000	396,354
Series 2018 A:
5% 7/1/33 (c)	175,000	184,576
5.25% 7/1/48 (c)	130,000	133,032
TOTAL UTAH		713,962
Vermont - 0.3%
Vermont Hsg. Fin. Agcy. Series 2021 B, 3% 11/1/51	317,000	303,406
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2019 A, 5% 6/15/25 (c)	635,000	657,299
Series 2020 A, 5% 6/15/26 (c)	620,000	650,294
TOTAL VERMONT		1,610,999
Virginia - 1.5%
Fairfax County Indl. Dev. Auth. Bonds (Inova Health Sys. Proj.) Series 2018 B, 5%, tender 5/15/23 (b)	2,000,000	2,012,397
Lynchburg Econ. Dev. Series 2021, 3% 1/1/51	425,000	293,391
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A:
5% 9/1/23	360,000	363,127
5% 9/1/24	315,000	321,828
Salem Econ. Dev. Auth. Series 2020:
4% 4/1/40	120,000	107,446
5% 4/1/25	165,000	169,547
5% 4/1/36	500,000	516,930
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21St Century Collage and Equip. Programs) Series 2021 A:
4% 2/1/34	1,850,000	1,942,383
4% 2/1/35	1,700,000	1,766,950
Series 2019 A, 3% 2/1/36	195,000	177,966
Virginia Small Bus. Fing. Auth. (Elizabeth River Crossings OpCo, LLC Proj.) Series 2022, 4% 7/1/34 (c)	1,465,000	1,428,161
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (b)	125,000	119,267
TOTAL VIRGINIA		9,219,393
Washington - 2.7%
King County Hsg. Auth. Rev. Series 2021, 4% 12/1/29	230,000	238,095
King County Swr. Rev. Series 2017, 5% 7/1/34	10,000	10,861
Port of Seattle Rev.:
Series 2013, 5% 7/1/24 (c)	55,000	55,410
Series 2015 B, 5% 3/1/25	70,000	72,397
Series 2015 C, 5% 4/1/24 (c)	50,000	50,902
Series 2018 A, 5% 5/1/31 (c)	350,000	370,047
Series 2019 A, 4% 4/1/44 (c)	100,000	88,706
Series 2021 C:
5% 8/1/24 (c)	445,000	455,528
5% 8/1/25 (c)	365,000	379,910
5% 8/1/26 (c)	495,000	521,376
5% 8/1/27 (c)	305,000	324,445
5% 8/1/28 (c)	860,000	921,896
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	200,000	181,938
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2017, 5% 12/1/41	295,000	306,456
Washington Convention Ctr. Pub. Facilities:
Series 2021 B, 3% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	1,805,000	1,209,394
Series 2021, 4% 7/1/31	2,540,000	2,323,205
Washington Gen. Oblig. Series 2021 C, 5% 2/1/44	3,010,000	3,261,810
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	5,000	5,216
5% 7/1/30	5,000	5,299
5% 7/1/31	10,000	10,546
5% 7/1/42	100,000	100,698
Series 2017, 4% 8/15/42	100,000	90,128
Series 2019 A2, 5% 8/1/44	255,000	255,452
Series 2020, 5% 9/1/40	735,000	764,549
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	720,000	509,451
(Whitworth Univ. Proj.) Series 2016 A, 5% 10/1/25	550,000	568,184
Washington Hsg. Fin. Commission Series 2021 2N:
5% 6/1/26	970,000	1,035,544
5% 12/1/27	985,000	1,076,049
5% 12/1/28	500,000	553,317
5% 12/1/29	500,000	556,250
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018, 5% 7/1/38 (d)	100,000	88,891
TOTAL WASHINGTON		16,391,950
West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/32	50,000	52,291
Wisconsin - 1.1%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 5% 1/1/31	60,000	64,845
Pub. Fin. Auth. Edl. Facilities Series 2018 A:
5.25% 10/1/43	160,000	156,078
5.25% 10/1/48	160,000	152,560
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	355,000	360,728
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	15,000	12,914
5% 10/1/48 (d)	20,000	16,663
5% 10/1/53 (d)	30,000	24,484
Roseman Univ. of Health:
(Roseman Univ. of Health Sciences Proj.) Series 2020, 5% 4/1/40 (d)	100,000	94,788
Series 2020, 3% 4/1/25 (d)	325,000	311,959
Series 2021 A:
3% 7/1/50	380,000	267,339
4.5% 6/1/56 (d)	1,870,000	1,353,715
Series 2021 B, 6.5% 6/1/56 (d)	500,000	396,181
Wisconsin Gen. Oblig. Series 2021 A, 5% 5/1/32	1,430,000	1,597,208
Wisconsin Health & Edl. Facilities:
Series 2016 A:
4% 11/15/46	195,000	178,906
4% 11/15/46 (Pre-Refunded to 5/15/26 @ 100)	80,000	82,560
Series 2019 A:
5% 12/1/28	150,000	163,284
5% 12/1/29	150,000	165,213
Series 2019 B1, 2.825% 11/1/28	50,000	44,211
Series 2019 B2, 2.55% 11/1/27	30,000	28,145
Series 2019:
5% 10/1/24	175,000	180,966
5% 10/1/30	195,000	214,535
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	195,000	188,869
Series 2021 C, 3% 9/1/52	380,000	367,452
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (b)	65,000	61,875
0.81%, tender 5/1/25 (b)	225,000	212,035
TOTAL WISCONSIN		6,697,513
Wyoming - 0.4%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2022 3:
5% 6/1/24 (c)	675,000	691,866
5% 12/1/24 (c)	695,000	718,788
5% 6/1/25 (c)	700,000	729,581
5% 12/1/25 (c)	375,000	393,954
TOTAL WYOMING		2,534,189
TOTAL MUNICIPAL BONDS (Cost $637,312,781)		585,910,839

Money Market Funds - 2.9%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 3.72% (f)(g) (Cost $17,796,005)	17,792,442	17,795,993

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $655,108,786)	603,706,832
NET OTHER ASSETS (LIABILITIES) - 0.8%	4,914,264
NET ASSETS - 100.0%	608,621,096

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,247,814 or 0.9% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	-	153,638,993	135,843,000	205,651	-	-	17,795,993	0.7%
Total	-	153,638,993	135,843,000	205,651	-	-	17,795,993

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	585,910,839	-	585,910,839	-

Money Market Funds	17,795,993	17,795,993	-	-
Total Investments in Securities:	603,706,832	17,795,993	585,910,839	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $637,312,781)	$585,910,839
Fidelity Central Funds (cost $17,796,005)	17,795,993

Total Investment in Securities (cost $655,108,786)		$603,706,832
Cash		702,751
Receivable for fund shares sold		613,751
Interest receivable		7,486,520
Distributions receivable from Fidelity Central Funds		64,504
Other receivables		269
Total assets		612,574,627
Liabilities
Payable for investments purchased on a delayed delivery basis	$2,225,331
Payable for fund shares redeemed	420,416
Distributions payable	1,307,784
Total Liabilities		3,953,531
Net Assets		$608,621,096
Net Assets consist of:
Paid in capital		$666,670,554
Total accumulated earnings (loss)		(58,049,458)
Net Assets		$608,621,096
Net Asset Value , offering price and redemption price per share ($608,621,096 ÷ 64,435,082 shares)		$9.45

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$12,516,451
Income from Fidelity Central Funds		205,337
Total Income		12,721,788
Expenses
Independent trustees' fees and expenses	1,970
Total expenses before reductions	1,970
Expense reductions	(1,687)
Total expenses after reductions		283
Net Investment income (loss)		12,721,505
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,696,733)
Capital gain distributions from Fidelity Central Funds	314
Total net realized gain (loss)		(6,696,419)
Change in net unrealized appreciation (depreciation) on investment securities		(64,898,138)
Net gain (loss)		(71,594,557)
Net increase (decrease) in net assets resulting from operations		$(58,873,052)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,721,505	$8,058,982
Net realized gain (loss)	(6,696,419)	206,929
Change in net unrealized appreciation (depreciation)	(64,898,138)	2,167,623
Net increase (decrease) in net assets resulting from operations	(58,873,052)	10,433,534
Distributions to shareholders	(12,667,680)	(8,295,176)
Share transactions
Proceeds from sales of shares	299,711,432	485,618,087
Reinvestment of distributions	13	13
Cost of shares redeemed	(263,494,616)	(155,810,090)
Net increase (decrease) in net assets resulting from share transactions	36,216,829	329,808,010
Total increase (decrease) in net assets	(35,323,903)	331,946,368

Net Assets
Beginning of period	643,944,999	311,998,631
End of period	$608,621,096	$643,944,999

Other Information
Shares
Sold	30,761,210	46,004,101
Issued in reinvestment of distributions	1	1
Redeemed	(27,284,108)	(14,763,396)
Net increase (decrease)	3,477,103	31,240,706

Financial Highlights
Fidelity Flex® Municipal Income Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$10.56	$10.50	$10.35	$9.85	$10.04
Income from Investment Operations
Net investment income (loss) A,B	.200	.173	.232	.275	.261
Net realized and unrealized gain (loss)	(1.111)	.068	.153	.531	(.193)
Total from investment operations	(.911)	.241	.385	.806	.068
Distributions from net investment income	(.199)	(.177)	(.235)	(.278)	(.258)
Distributions from net realized gain	-	(.004)	-	(.028)	-
Total distributions	(.199)	(.181)	(.235)	(.306)	(.258)
Net asset value, end of period	$9.45	$10.56	$10.50	$10.35	$9.85
Total Return C	(8.63)%	2.31%	3.79%	8.26%	.71%
Ratios to Average Net Assets B,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	2.07%	1.65%	2.26%	2.70%	2.69%
Supplemental Data
Net assets, end of period (000 omitted)	$608,621	$643,945	$311,999	$188,914	$110,680
Portfolio turnover rate G	16%	5%	24%	18%	73%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount represents less than .005%.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Flex Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.   Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount, capital loss carryforwards and losses deferred due to excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 2,412,281
Gross unrealized depreciation	(53,750,549)
Net unrealized appreciation (depreciation)	$(51,338,268)
Tax Cost	$655,045,100

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(6,700,516)
Net unrealized appreciation (depreciation) on securities and other investments	$(51,338,268)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,850,551)
Long-term	$(3,849,965)
Total capital loss carryforward	$(6,700,516)

The tax character of distributions paid was as follows:
	December 31, 2022	December 31, 2021
Tax-exempt Income	$12,667,680	$8,058,787
Long-term Capital Gains	-	236,389
Total	$12,667,680	$8,295,176

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Municipal Income Fund	191,976,293	90,953,508
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.   Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,687.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity Flex® Municipal Income Fund	-%- D
Actual		$ 1,000	$ 1,005.30	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
During fiscal year ended 2022, 100% of the fund's income dividends was free from federal income tax, and 17.24% of the fund's income dividends was subject to the federal alternative minimum tax.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale . The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

1.9884856.105
XLI-ANN-0323
Fidelity® Municipal Income Fund

Annual Report
December 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.4.00% sales charge)	-14.06%	-0.04%	1.67%
Class M (incl.4.00% sales charge)	-14.04%	-0.01%	1.69%
Class C (incl. contingent deferred sales charge)	-12.01%	0.06%	1.73%
Fidelity® Municipal Income Fund	-10.18%	1.12%	2.26%
Class I	-10.26%	1.02%	2.21%
Class Z	-10.22%	1.12%	2.26%

Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.
Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.
Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.
The initial offering of Class I shares took place on March 1, 2018. Returns prior to March 1, 2018 are those of Fidelity® Municipal Income Fund, the original class of the fund.
The initial offering of Class Z shares took place on October 2, 2018. Returns between March 1, 2018 and October 2, 2018, are those of Class I. Returns prior to March 1, 2018 are those of Fidelity Municipal Income Fund, the original class of the fund.
Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Municipal Income Fund, a class of the fund,  on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,503 Fidelity® Municipal Income Fund
$12,348 Bloomberg Municipal Bond Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the fiscal year ending December 31, 2022, the fund's share classes (excluding sales charges, if any) returned roughly -10% to -11%, lagging the -8.53% result of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the benchmark, the fund's overweight exposure to the health care and transportation sectors detracted from relative performance, as many of the fund's holdings in these segments were lower-quality investment-grade bonds that produced subpar results as credit spreads widened. Pricing-related factors significantly detracted as well. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management & Research's fair-value processes. Securities within the index, however, are priced by the index provider. These two approaches employ somewhat different methodologies in estimating the prices of municipal securities, most of which trade infrequently. In contrast, duration (interest rate) positioning contributed to performance. The fund had less sensitivity to interest rates, as measured by its shorter duration, during periods when interest rates rose and therefore was hurt less. A higher-than-average yield on the fund's underlying holdings provided another boost to the relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Five States (% of Fund's net assets)

Illinois	17.2
Pennsylvania	8.6
New York	6.8
Florida	6.5
New Jersey	4.8

Revenue Sources (% of Fund's net assets)
Health Care	25.0%
Transportation	24.0%
General Obligations	21.4%
Education	8.5%
Special Tax	6.8%
Others* (Individually Less Than 5%)	14.3%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets

Municipal Bonds - 97.0%
	Principal Amount (a) (000s)	Value ($) (000s)
Alabama - 0.8%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	2,565	2,730
Jefferson County Gen. Oblig. Series 2018 A, 5% 4/1/26	2,400	2,558
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/33	4,140	4,016
Southeast Energy Auth. Rev. Bonds:
(Proj. No. 2) Series 2021 B1:
4% 6/1/29	1,475	1,464
4% 6/1/30	1,115	1,099
4% 6/1/31	975	954
Bonds (Proj. No. 2) Series 2021 B1, 4%, tender 12/1/31 (b)	23,655	22,815
TOTAL ALABAMA		35,636
Arizona - 1.8%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 3.318%, tender 1/1/37 (b)(c)	2,485	2,308
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A:
5% 2/1/30	1,300	1,469
5% 2/1/31	1,250	1,432
5% 2/1/32	1,250	1,446
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/48	910	613
5% 5/1/51	910	601
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	2,080	2,276
5% 7/1/31	3,105	3,386
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	235	205
5% 7/1/48	295	239
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47	2,400	2,513
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	2,140	1,659
6% 1/1/48 (d)	5,260	3,697
Maricopa County Rev.:
Series 2016 A:
5% 1/1/32	8,280	8,828
5% 1/1/33	4,965	5,286
Series 2017 D, 3% 1/1/48	5,970	4,399
Series 2019 E, 3% 1/1/49	3,535	2,587
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A:
5% 7/1/33 (e)	910	955
5% 7/1/36 (e)	1,450	1,505
5% 7/1/37 (e)	1,075	1,111
Series 2017 B:
5% 7/1/29	2,070	2,263
5% 7/1/33	2,900	3,149
5% 7/1/36	3,310	3,518
5% 7/1/37	2,070	2,187
Phoenix Civic Impt. Corp. Series 2019 A, 5% 7/1/45	6,100	6,368
Phoenix IDA Student Hsg. Rev. (Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/44	1,000	971
5% 7/1/49	1,125	1,071
5% 7/1/54	1,330	1,254
5% 7/1/59	2,000	1,864
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007, 5.5% 12/1/29	7,370	7,892
TOTAL ARIZONA		77,052
California - 4.2%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,250	2,733
California Gen. Oblig.:
Series 2004:
5.25% 12/1/33	150	150
5.5% 4/1/28	10	10
5.5% 4/1/30	5	5
Series 2021, 5% 10/1/37	7,740	8,743
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	2,007	1,816
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018, 5% 5/15/38	7,200	7,313
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A:
5% 7/1/27 (d)	920	891
5% 7/1/37 (d)	1,525	1,475
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (d)	335	324
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C:
5% 8/1/31	1,365	1,610
5% 8/1/34	2,535	2,945
California Statewide Cmntys. Dev. Auth. Rev.:
Series 2015, 5% 2/1/45	2,695	1,987
Series 2018 A, 5% 3/1/42	195	199
Eastern Muni. Wtr. District Fing. Auth. Series 2020 A:
4% 7/1/38	1,400	1,410
5% 7/1/36	1,600	1,810
5% 7/1/37	1,000	1,121
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,520	1,118
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (Assured Guaranty Muni. Corp. Insured)	4,100	3,389
0% 11/1/30 (Assured Guaranty Muni. Corp. Insured)	4,140	3,171
Long Beach Unified School District Series 2009, 5.5% 8/1/29	155	155
Los Angeles Dept. Arpt. Rev.:
Series 2020 C, 5% 5/15/45 (e)	2,900	2,992
Series 2021 D:
5% 5/15/35 (e)	1,610	1,733
5% 5/15/35 (Pre-Refunded to 11/15/31 @ 100) (e)	90	105
Los Angeles Hbr. Dept. Rev. Series 2019 A:
5% 8/1/25 (e)	3,515	3,677
5% 8/1/26 (e)	1,350	1,436
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,745	2,979
Mount Diablo Unified School District Series 2022 B:
4% 8/1/29	1,595	1,725
4% 8/1/30	465	504
4% 8/1/32	2,900	3,147
Oakland Unified School District Alameda County Series 2015 A, 5% 8/1/29	1,450	1,532
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	4,885	3,458
Series 2011, 0% 8/1/46	950	297
Series B:
0% 8/1/37	6,455	3,462
0% 8/1/39	19,705	9,430
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/24	825	845
5% 9/1/26	1,050	1,095
5% 9/1/29	2,185	2,269
5% 9/1/31	985	1,017
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,648
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2021 B:
5% 7/1/46 (e)	10,000	10,208
5% 7/1/56 (e)	7,000	7,046
San Diego Unified School District:
Series 2008 C, 0% 7/1/34	2,980	1,980
Series 2008 E, 0% 7/1/47 (f)	7,205	5,162
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A, 5% 5/1/49 (e)	1,000	1,013
Series 2019 B, 5% 5/1/49	3,765	3,972
Series 2022 A:
5% 5/1/26 (e)	6,315	6,629
5% 5/1/27 (e)	6,395	6,774
5% 5/1/28 (e)	8,530	9,102
5% 5/1/29 (e)	5,710	6,135
Series 2022 B, 5% 5/1/52	17,310	18,584
San Marcos Unified School District Series 2010 B, 0% 8/1/47	17,635	5,652
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,495	4,066
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/38	3,725	3,846
TOTAL CALIFORNIA		177,895
Colorado - 2.2%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	2,080	2,083
5% 10/1/43	2,600	2,548
Colorado Health Facilities Auth. Rev. Bonds:
(Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	1,365	1,328
4% 9/1/36	1,075	1,025
5% 9/1/46	6,045	6,101
Series 2019 A1, 4% 8/1/44	4,395	3,789
Series 2019 A2:
3.25% 8/1/49	4,110	2,909
4% 8/1/49	17,455	14,640
5% 8/1/37	1,000	1,038
5% 8/1/44	6,145	6,156
Series 2020 A, 4% 9/1/50	1,525	1,244
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	1,075	1,085
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/26 (e)	2,855	3,018
5% 11/15/27 (e)	2,440	2,601
Series 2018 A:
5% 12/1/34 (e)	4,245	4,662
5% 12/1/36 (e)	4,140	4,323
5% 12/1/37 (e)	8,280	8,618
Series 2022 A:
5% 11/15/33 (e)	1,185	1,301
5% 11/15/36 (e)	10,000	10,721
5.5% 11/15/38 (e)	12,500	13,770
TOTAL COLORADO		92,960
Connecticut - 1.8%
Connecticut Gen. Oblig.:
Series 2015 B, 5% 6/15/32	1,895	1,991
Series 2020 A:
4% 1/15/34	8,385	8,730
4% 1/15/38	1,000	996
Series 2021 A:
3% 1/15/35	1,000	921
3% 1/15/39	1,475	1,252
3% 1/15/40	1,770	1,469
Series 2021 B:
3% 6/1/38	1,850	1,598
3% 6/1/40	1,740	1,441
4% 1/15/39	3,305	3,238
Series 2022 B, 3% 1/15/40	3,710	3,080
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	415	442
5% 7/1/27	290	313
5% 7/1/28	525	564
5% 7/1/29	330	354
Series 2016 K, 4% 7/1/46	7,315	6,338
Series 2018 K-3, 5% 7/1/36	895	888
Series 2019 A:
5% 7/1/39 (d)	3,930	3,497
5% 7/1/49 (d)	285	237
Series 2020 A:
4% 7/1/37	2,500	2,419
4% 7/1/38	1,120	1,075
5% 7/1/32	2,000	2,173
5% 7/1/34	3,500	3,751
Series 2020 K, 5% 7/1/44 (d)	1,525	1,415
Series 2021 S, 4% 6/1/51	1,675	1,464
Series 2022 M:
4% 7/1/36	4,000	3,813
4% 7/1/52	2,515	2,247
Series G, 5% 7/1/50 (d)	1,800	1,629
Series K1:
5% 7/1/27	415	422
5% 7/1/29	1,060	1,079
5% 7/1/30	830	843
5% 7/1/31	1,400	1,419
5% 7/1/32	1,000	1,011
5% 7/1/33	2,500	2,523
5% 7/1/34	620	624
Connecticut Hsg. Fin. Auth. Series 2021 B1, 3% 11/15/49	1,820	1,763
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (d)	3,785	3,806
5% 4/1/39 (d)	4,865	4,709
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (Assured Guaranty Muni. Corp. Insured)	885	953
TOTAL CONNECTICUT		76,487
District Of Columbia - 1.2%
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail and Cap. Impt. Proj.) Series 2019 B, 3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	6,355	4,540
(Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/35	2,115	2,280
5% 10/1/37	2,125	2,261
5% 10/1/39	2,000	2,106
5% 10/1/44	7,000	7,313
Series 2019 B, 5% 10/1/47	7,150	7,254
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/31 (e)	1,200	1,267
5% 10/1/32 (e)	1,855	1,955
5% 10/1/33 (e)	910	957
5% 10/1/35 (e)	2,070	2,158
5% 10/1/42 (e)	4,140	4,225
Series 2020 A:
5% 10/1/26 (e)	9,015	9,516
5% 10/1/27 (e)	3,125	3,326
5% 10/1/28 (e)	1,560	1,672
TOTAL DISTRICT OF COLUMBIA		50,830
Florida - 6.5%
Brevard County School Board Ctfs. of Prtn. Series 2015 C, 5% 7/1/28	1,445	1,514
Broward County Arpt. Sys. Rev.:
Series 2017:
5% 10/1/25 (e)	205	214
5% 10/1/26 (e)	930	982
5% 10/1/27 (e)	830	884
5% 10/1/29 (e)	2,200	2,322
5% 10/1/30 (e)	610	643
5% 10/1/32 (e)	2,900	3,050
5% 10/1/33 (e)	1,080	1,134
5% 10/1/34 (e)	1,055	1,103
5% 10/1/35 (e)	1,240	1,290
5% 10/1/36 (e)	1,655	1,716
5% 10/1/37 (e)	1,865	1,928
5% 10/1/42 (e)	3,520	3,590
5% 10/1/47 (e)	4,965	5,029
Series A:
5% 10/1/28 (e)	2,485	2,575
5% 10/1/30 (e)	2,900	2,995
5% 10/1/31 (e)	2,485	2,564
5% 10/1/32 (e)	2,320	2,392
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	555	590
Series 2015 A, 5% 7/1/27	830	871
Series 2016, 5% 7/1/32	1,820	1,930
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/28	2,000	2,037
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	1,705	1,790
5% 7/1/32	10,120	10,596
Series 2016 A, 5% 7/1/33	1,110	1,180
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	2,820	2,454
Florida Dept. of Trans. Tpk. Rev. Series 2022 B:
4% 7/1/36	4,155	4,257
4% 7/1/37	4,525	4,459
4% 7/1/38	4,710	4,662
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	5,300	5,362
Series 2015 C:
5% 10/1/30	2,705	2,753
5% 10/1/40	1,655	1,650
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,810	1,936
5% 10/1/31	1,975	2,105
Series 2015 B:
5% 10/1/28	830	876
5% 10/1/30	1,490	1,571
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46 (e)	830	840
Series 2016:
5% 10/1/26 (e)	1,405	1,483
5% 10/1/27 (e)	830	884
Series 2017 A:
5% 10/1/25 (e)	275	286
5% 10/1/25 (Escrowed to Maturity) (e)	555	583
5% 10/1/27 (e)	385	407
5% 10/1/27 (Escrowed to Maturity) (e)	1,270	1,378
5% 10/1/29 (Pre-Refunded to 10/1/27 @ 100) (e)	2,485	2,697
5% 10/1/30 (Pre-Refunded to 10/1/27 @ 100) (e)	2,665	2,893
5% 10/1/34 (e)	4,965	5,191
5% 10/1/37 (e)	5,175	5,348
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/24	230	235
JEA Wtr. & Swr. Sys. Rev. Series 2021 A:
4% 10/1/37	4,560	4,499
4% 10/1/38	1,090	1,074
Miami-Dade County Aviation Rev.:
Series 2014 A, 5% 10/1/28 (e)	4,140	4,236
Series 2015 A:
5% 10/1/29 (e)	1,310	1,350
5% 10/1/31 (e)	1,100	1,134
5% 10/1/35 (e)	4,555	4,584
Series 2016 A:
5% 10/1/29	1,200	1,288
5% 10/1/31	1,450	1,549
Series 2017 B, 5% 10/1/40 (e)	10,760	10,934
Series 2019 A, 5% 10/1/49 (e)	11,860	11,922
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	2,265	2,284
Series 2014 B, 5% 7/1/28	830	850
Series 2016 A:
5% 7/1/32	3,560	3,722
5% 7/1/33	3,020	3,153
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 5/1/29	3,375	3,504
Series 2016 A, 5% 5/1/30	6,225	6,561
Miami-Dade County Wtr. & Swr. Rev.:
Series 2017 B, 4% 10/1/35	3,900	3,927
Series 2021:
5% 10/1/31	1,250	1,443
5% 10/1/32	645	740
Orange County Health Facilities Auth. Series 2016 A:
5% 10/1/39	2,200	2,261
5% 10/1/44	1,605	1,636
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/24 (e)	1,140	1,172
5% 10/1/27 (e)	830	873
5% 10/1/29 (e)	860	898
5% 10/1/30 (e)	1,530	1,597
5% 10/1/31 (e)	1,075	1,121
5% 10/1/32 (e)	1,655	1,724
5% 10/1/33 (e)	3,555	3,698
5% 10/1/34 (e)	3,730	3,866
5% 10/1/35 (e)	3,930	4,058
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2019, 4% 8/15/49	9,880	8,709
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D, 5% 8/1/28	3,905	4,105
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	400	404
5% 7/1/39	810	775
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/29	4,140	4,433
5% 10/1/32	5,190	5,521
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	2,070	2,099
5% 8/15/26	2,815	2,988
5% 8/15/27	1,865	2,005
5% 8/15/28	1,240	1,341
5% 8/15/30	2,685	2,890
5% 8/15/31	2,590	2,783
5% 8/15/32	1,930	2,063
5% 8/15/34	5,360	5,685
5% 8/15/35	3,555	3,745
5% 8/15/42	5,465	5,573
5% 8/15/47	8,115	8,223
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	910	918
Series 2015 A, 5% 12/1/40	1,820	1,835
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	905	943
5% 10/15/49	1,705	1,764
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	830	881
5% 8/1/32 (Build America Mutual Assurance Insured)	4,140	4,379
TOTAL FLORIDA		274,949
Georgia - 3.5%
Atlanta Arpt. Rev. Series 2019 B, 5% 7/1/25 (e)	1,870	1,944
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	4,320	2,811
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 B, 5%, tender 7/1/29 (b)	6,900	7,527
Fulton County Dev. Auth. Rev. Series 2019, 4% 6/15/49	1,515	1,416
Gainesville & Hall County Hosp. Auth. Rev. Series 2020 A, 3% 2/15/47	13,420	9,634
Georgia Gen. Oblig. Series 2022 A:
5% 7/1/33	6,885	8,220
5% 7/1/34	14,350	17,019
5% 7/1/35	24,240	28,496
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	1,860	1,617
5% 8/1/39	1,705	1,714
5% 8/1/43	2,275	2,289
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/35	1,400	1,411
4% 7/1/36	4,500	4,511
4% 7/1/43	6,160	5,768
Main Street Natural Gas, Inc. Bonds:
Series 2021 A, 4%, tender 9/1/27 (b)	25,000	24,795
Series 2021 C, 4%, tender 12/1/28 (b)	23,425	22,877
Private Colleges & Univs. Auth. Rev.:
(Agnes Scott College) Series 2019 A, 5% 6/1/28	1,000	1,080
Series 2019 A, 5% 6/1/29	800	874
Series 2020 B:
5% 9/1/31	2,490	2,879
5% 9/1/32	1,880	2,160
TOTAL GEORGIA		149,042
Hawaii - 0.4%
Hawaii Arpts. Sys. Rev.:
Series 2018 A:
5% 7/1/29 (e)	1,055	1,122
5% 7/1/30 (e)	1,240	1,318
5% 7/1/31 (e)	1,215	1,290
5% 7/1/32 (e)	1,240	1,314
5% 7/1/33 (e)	1,265	1,338
Series 2022 A, 5% 7/1/42 (e)	9,480	9,842
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/34 (e)	750	764
TOTAL HAWAII		16,988
Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	545	546
Illinois - 17.2%
Chicago Board of Ed.:
Series 2012 A, 5% 12/1/42	7,630	7,305
Series 2015 C, 5.25% 12/1/39	1,405	1,399
Series 2016 B, 6.5% 12/1/46	660	696
Series 2017 A, 7% 12/1/46 (d)	2,320	2,513
Series 2017 C:
5% 12/1/24	4,770	4,858
5% 12/1/25	2,725	2,788
5% 12/1/26	800	819
5% 12/1/30	2,105	2,145
5% 12/1/34	1,245	1,258
Series 2017 D:
5% 12/1/23	2,460	2,483
5% 12/1/24	1,030	1,049
5% 12/1/31	3,565	3,629
Series 2017 H, 5% 12/1/36	95	95
Series 2018 A:
5% 12/1/25	830	849
5% 12/1/26	830	850
5% 12/1/28	3,915	4,010
5% 12/1/30	1,655	1,690
5% 12/1/32	950	967
5% 12/1/34	1,140	1,151
5% 12/1/35	830	835
Series 2018 C, 5% 12/1/46	3,250	3,087
Series 2019 A:
4% 12/1/27	5,000	4,892
5% 12/1/27	1,625	1,660
5% 12/1/28	2,910	2,981
5% 12/1/28	2,000	2,049
5% 12/1/33	1,300	1,323
Chicago Gen. Oblig.:
Series 2017 A, 6% 1/1/38	1,000	1,055
Series 2020 A:
5% 1/1/27	430	445
5% 1/1/29	3,175	3,326
5% 1/1/30	3,555	3,747
5% 1/1/31	3,760	3,962
Series 2021 A, 5% 1/1/32	5,335	5,649
Series 2023 A:
5.25% 1/1/38 (g)	11,380	11,772
5.5% 1/1/39 (g)	12,000	12,600
5.5% 1/1/40 (g)	6,750	7,064
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/28 (e)	9,150	9,246
5% 1/1/33 (e)	4,450	4,471
5% 1/1/34 (e)	2,150	2,158
Series 2016 A, 5% 1/1/28 (e)	1,655	1,712
Series 2016 B:
4% 1/1/35	1,305	1,297
5% 1/1/36	1,655	1,695
5% 1/1/37	2,235	2,277
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2015 A, 5% 1/1/31 (e)	5,000	5,107
Series 2015 C, 5% 1/1/46 (e)	1,985	1,985
Series 2016 B, 5% 1/1/34	5,050	5,291
Series 2016 C:
5% 1/1/33	2,255	2,369
5% 1/1/34	2,610	2,735
Series 2016 G:
5% 1/1/37 (e)	1,655	1,697
5% 1/1/42 (e)	1,655	1,673
5.25% 1/1/29 (e)	290	306
5.25% 1/1/31 (e)	330	348
Series 2017 A, 5% 1/1/31	2,925	3,140
Series 2017 B:
5% 1/1/35	1,740	1,838
5% 1/1/37	7,080	7,389
Series 2017 C:
5% 1/1/30	495	533
5% 1/1/31	495	531
5% 1/1/32	540	578
Series 2017 D:
5% 1/1/28 (e)	2,475	2,594
5% 1/1/29 (e)	2,070	2,164
5% 1/1/32 (e)	2,235	2,332
5% 1/1/34 (e)	3,360	3,494
5% 1/1/35 (e)	2,485	2,573
5% 1/1/36 (e)	3,090	3,184
5% 1/1/37 (e)	1,655	1,697
Series 2018 A:
5% 1/1/48 (e)	2,215	2,244
5% 1/1/53 (e)	3,790	3,818
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (e)	2,185	2,196
5% 7/1/48 (e)	9,030	8,849
Chicago Transit Auth. Series 2017, 5% 12/1/46	3,395	3,445
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/25	255	264
5% 6/1/26	205	215
Cook County Gen. Oblig. Series 2016 A:
5% 11/15/26	4,420	4,721
5% 11/15/27	2,320	2,478
5% 11/15/28	3,020	3,224
5% 11/15/29	3,760	4,015
5% 11/15/30	4,140	4,419
DuPage & Cook Counties Cmnty. Unit School District #205 Series 2021 A, 2% 1/1/39	4,200	2,933
Illinois Fin. Auth.:
Series 2020 A:
3% 5/15/50	10,870	7,360
3% 5/15/50 (Build America Mutual Assurance Insured)	5,040	3,555
3.25% 8/15/49	2,010	1,554
Series 2020, 5% 7/1/36	5,850	6,567
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	1,090	1,133
5% 8/1/30	760	789
5% 8/1/32	1,015	1,048
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	830	833
5% 10/1/29	830	882
5% 10/1/30	830	881
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	25,725	23,368
5% 5/15/43	34,525	34,964
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	950	954
4% 2/15/33	225	228
5% 2/15/29	5,110	5,487
5% 2/15/36	1,535	1,618
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	830	810
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	415	425
Series 2013:
5% 11/15/28	2,380	2,381
5% 11/15/29	1,160	1,161
Series 2015 A, 5% 11/15/35	1,985	2,029
Series 2015 C:
4.125% 8/15/37	735	697
5% 8/15/35	6,175	6,296
5% 8/15/44	30,175	29,027
Series 2016 A:
5% 8/15/25 (Escrowed to Maturity)	1,970	2,080
5% 7/1/28 (Pre-Refunded to 7/1/26 @ 100)	1,020	1,100
5% 2/15/29	4,255	4,486
5% 2/15/30	4,490	4,745
5% 7/1/30 (Pre-Refunded to 7/1/26 @ 100)	590	636
5% 2/15/31	3,620	3,824
5% 7/1/31 (Pre-Refunded to 7/1/26 @ 100)	1,040	1,121
5% 2/15/32	3,520	3,714
5% 7/1/33 (Pre-Refunded to 7/1/26 @ 100)	540	582
5% 7/1/34 (Pre-Refunded to 7/1/26 @ 100)	4,140	4,463
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	420	452
5% 7/1/36 (Pre-Refunded to 7/1/26 @ 100)	2,140	2,307
5% 8/15/36 (Pre-Refunded to 8/15/26 @ 100)	1,685	1,815
5.25% 8/15/31 (Pre-Refunded to 8/15/26 @ 100)	495	537
Series 2016 B:
5% 8/15/31	6,095	6,489
5% 8/15/32	5,000	5,296
5% 8/15/34	6,220	6,547
5% 8/15/36	8,680	9,051
Series 2016 C:
3.75% 2/15/34	1,215	1,220
4% 2/15/36	5,160	5,189
4% 2/15/41	20,725	19,868
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	655	684
5% 2/15/31	12,595	13,485
5% 2/15/32	3,660	3,908
5% 2/15/34	2,920	3,100
Series 2016 D, 4% 2/15/46	15,500	13,935
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	30	31
5% 5/15/29	1,040	1,089
5% 12/1/29	1,420	1,484
5% 5/15/30	2,200	2,296
5% 12/1/33	835	864
5% 12/1/46	11,065	10,661
Series 2017 A:
5% 1/1/36 (Pre-Refunded to 1/1/27 @ 100)	1,860	2,007
5% 8/1/42	730	726
Series 2017:
5% 1/1/29	2,775	3,014
5% 7/1/34	4,640	4,965
5% 7/1/35	3,900	4,174
Series 2019:
4% 9/1/37	600	528
4% 9/1/41	1,000	832
5% 9/1/36	1,000	1,006
Illinois Gen. Oblig.:
Series 2014:
5% 2/1/25	3,005	3,037
5% 2/1/26	2,270	2,292
5% 4/1/28	1,895	1,911
5% 5/1/28	1,780	1,796
5.25% 2/1/31	360	363
Series 2016:
5% 6/1/26	995	1,023
5% 2/1/27	5,585	5,763
Series 2018 A, 5% 10/1/28	230	238
Series 2020, 5.75% 5/1/45	3,865	4,014
Series 2021 A:
5% 3/1/32	2,750	2,811
5% 3/1/33	1,500	1,526
5% 3/1/34	2,220	2,251
5% 3/1/35	5,450	5,512
5% 3/1/36	4,500	4,534
5% 3/1/37	5,500	5,518
5% 3/1/46	7,635	7,420
Series 2022 A:
5% 3/1/29	4,600	4,755
5% 3/1/32	4,490	4,599
5% 3/1/33	6,690	6,815
5% 3/1/34	5,110	5,188
Series 2022 B, 5% 10/1/34	16,015	16,248
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	6,027	5,351
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/31	3,370	3,507
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2016 A, 5% 12/1/31	5,825	6,157
Series 2019 A, 5% 1/1/44	1,260	1,314
Series A:
5% 1/1/36	1,000	1,094
5% 1/1/38	350	377
5% 1/1/40	2,390	2,526
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	5,795	6,065
5% 2/1/35	4,140	4,327
5% 2/1/36	7,120	7,431
Lake County Cmnty. Consolidated School District #73 Gen. Oblig. Series 2021, 2.25% 1/1/40	1,000	733
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2002 A, 0% 6/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,645	1,405
Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	41,985	15,578
0% 6/15/45 (Assured Guaranty Muni. Corp. Insured)	25,250	8,390
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	3,000	892
Series 2012 B, 0% 12/15/51	10,845	2,301
Series 1996 A, 0% 6/15/24	2,535	2,405
Series 2002 A, 0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,690	952
Series 2002, 0% 12/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	13,280	6,854
Series 2017 B:
5% 12/15/25	830	848
5% 12/15/26	2,755	2,834
5% 12/15/27	295	305
5% 12/15/31	560	575
5% 12/15/34	330	337
Series 2022 A:
4% 12/15/42	7,330	6,378
4% 12/15/47	560	467
4% 6/15/52	2,000	1,619
Northern Illinois Univ. Revs. Series 2020 B:
5% 4/1/26 (Build America Mutual Assurance Insured)	1,400	1,469
5% 4/1/28 (Build America Mutual Assurance Insured)	1,300	1,392
5% 4/1/30 (Build America Mutual Assurance Insured)	1,000	1,080
5% 4/1/32 (Build America Mutual Assurance Insured)	1,295	1,390
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27	4,140	4,401
5% 6/1/28	2,275	2,417
Univ. of Illinois Rev.:
Series 2013:
6% 10/1/42	4,555	4,643
6.25% 10/1/38	4,495	4,594
Series 2018 A, 5% 4/1/30	3,425	3,742
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	5,095	4,474
Will County Illinois Series 2016:
5% 11/15/32 (Pre-Refunded to 11/15/25 @ 100)	1,020	1,086
5% 11/15/33 (Pre-Refunded to 11/15/25 @ 100)	1,240	1,320
5% 11/15/34 (Pre-Refunded to 11/15/25 @ 100)	1,240	1,320
TOTAL ILLINOIS		726,558
Indiana - 1.2%
Indiana Fin. Auth. Rev.:
Series 2015 A, 5.25% 2/1/32	5,845	6,128
Series 2016:
5% 9/1/26	1,075	1,153
5% 9/1/27	540	577
5% 9/1/28	2,535	2,701
5% 9/1/29	1,240	1,316
5% 9/1/30	1,160	1,229
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.) Series 2015 A, 5% 10/1/30	3,990	4,113
Indiana Hsg. & Cmnty. Dev. Auth. (Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (d)	2,045	1,660
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2019 I, 5% 1/1/44	5,100	5,302
Series 2016:
4% 1/1/32 (e)	830	826
4% 1/1/33 (e)	830	819
4% 1/1/34 (e)	1,010	988
4% 1/1/35 (e)	2,300	2,241
5% 1/1/26 (e)	875	914
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	995	1,102
5% 7/1/35	1,960	2,159
5% 7/1/36	2,130	2,336
5% 7/1/37	1,970	2,150
5% 7/1/38	2,345	2,552
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/38	260	247
4% 4/1/46	6,035	5,460
5% 4/1/43	460	476
Series 2020:
4% 4/1/38	1,510	1,435
5% 4/1/32	1,805	1,960
TOTAL INDIANA		49,844
Iowa - 0.2%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	1,145	987
5% 5/15/48	1,885	1,562
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B:
5% 12/1/26 (e)	1,850	1,954
5% 12/1/27 (e)	1,965	2,100
Tobacco Settlement Auth. Tobacco Settlement Rev. Series 2021 B1, 4% 6/1/49	3,820	3,756
TOTAL IOWA		10,359
Kentucky - 1.2%
Ashland Med. Ctr. Rev. Series 2019, 3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	2,545	2,008
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/28	1,310	1,392
5% 1/1/31	1,240	1,313
5% 1/1/32	1,240	1,310
Kentucky Econ. Dev. Fin. Auth.:
Series 2019 A1:
5% 8/1/35	1,000	1,048
5% 8/1/44	1,000	1,002
Series 2019 A2, 5% 8/1/44	2,995	3,000
Kentucky State Property & Buildings Commission Rev. (Proj. No. 119) Series 2018:
5% 5/1/26	830	883
5% 5/1/29	4,510	4,956
5% 5/1/32	1,185	1,296
5% 5/1/33	915	1,000
5% 5/1/34	1,045	1,135
5% 5/1/35	615	661
5% 5/1/36	520	555
Kentucky, Inc. Pub. Energy Bonds Series A, 4%, tender 6/1/26 (b)	10,000	9,899
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	1,695	1,779
Series 2020 D, 5%, tender 10/1/29 (b)	2,030	2,202
Series 2013 A, 5.5% 10/1/33	2,815	2,849
Series 2020 A:
3% 10/1/43	8,190	6,302
5% 10/1/37	2,405	2,495
5% 10/1/38	2,300	2,385
TOTAL KENTUCKY		49,470
Louisiana - 1.0%
Jefferson Parish Consolidated Wtrwks. District No. 2 Series 2022, 5% 2/1/42 (Build America Mutual Assurance Insured)	10,390	11,181
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,950	1,967
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/24	1,240	1,287
5% 12/15/25	2,585	2,722
5% 12/15/26	1,045	1,118
5% 12/15/28	1,655	1,767
5% 12/15/29	1,175	1,253
5% 12/15/30	2,320	2,473
Series 2018 E:
5% 7/1/37	1,615	1,699
5% 7/1/38	1,260	1,319
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/29 (e)	4,295	4,400
5% 1/1/31 (e)	2,070	2,120
Series 2017 B:
5% 1/1/27 (e)	330	348
5% 1/1/28 (e)	205	216
5% 1/1/32 (e)	330	345
5% 1/1/33 (e)	580	604
5% 1/1/34 (e)	180	187
5% 1/1/35 (e)	330	341
Series 2017 D2:
5% 1/1/27 (e)	415	438
5% 1/1/28 (e)	595	626
5% 1/1/31 (e)	530	555
5% 1/1/33 (e)	850	886
5% 1/1/34 (e)	1,020	1,059
5% 1/1/36 (e)	775	797
5% 1/1/37 (e)	1,275	1,305
TOTAL LOUISIANA		41,013
Maine - 1.1%
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2016 A:
4% 7/1/41	1,935	1,727
4% 7/1/46	3,180	2,742
5% 7/1/41	8,620	8,650
5% 7/1/46	22,975	22,787
Series 2017 B:
4% 7/1/25	375	383
4% 7/1/31	580	591
4% 7/1/32	415	421
4% 7/1/34	835	836
5% 7/1/26	270	286
5% 7/1/28	420	450
5% 7/1/29	330	353
5% 7/1/33	830	881
5% 7/1/35	630	661
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	870	912
5% 7/1/36	2,150	2,243
5% 7/1/38	555	578
TOTAL MAINE		44,501
Maryland - 1.6%
Baltimore Gen. Oblig. Series 2022 A:
5% 10/15/36	1,015	1,168
5% 10/15/38	2,935	3,331
5% 10/15/39	3,085	3,483
5% 10/15/42	3,315	3,691
City of Westminster Series 2016:
5% 11/1/27	2,150	2,263
5% 11/1/28	2,275	2,392
5% 11/1/29	2,410	2,535
5% 11/1/30	2,555	2,682
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2019 B, 4% 9/1/49	2,010	2,013
Maryland Dept. of Trans. Series 2022 A, 5% 12/1/25	1,000	1,068
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	1,035	1,096
5% 6/1/35	1,655	1,725
Maryland Gen. Oblig. Series 2022 A, 5% 6/1/35	10,210	11,906
Maryland Health & Higher Edl. Series 2021 A, 3% 7/1/51	6,445	4,508
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2016 A:
4% 7/1/42	1,430	1,255
5% 7/1/35	575	590
Maryland Stadium Auth. Built to Learn Rev. Series 2021, 4% 6/1/46	1,280	1,181
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2021 A, 5% 7/1/51	4,000	4,274
Washington Metropolitan Area Transit Auth.:
Series 2020 A, 5% 7/15/38	9,900	10,821
Series 2021 A:
5% 7/15/41	1,250	1,360
5% 7/15/46	2,000	2,143
TOTAL MARYLAND		65,485
Massachusetts - 4.4%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2021 A1:
5% 7/1/32	2,235	2,614
5% 7/1/33	2,500	2,910
5% 7/1/34	1,260	1,451
5% 7/1/35	3,180	3,632
Massachusetts Commonwealth Trans. Fund Rev. Series 2021 A, 5% 6/1/51	5,900	6,299
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,360	1,370
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	3,210	3,526
5% 7/1/34	3,500	3,777
Series 2017, 4% 7/1/41	8,280	7,994
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	830	737
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	830	871
5% 10/1/28	875	917
5% 10/1/29	920	963
5% 10/1/31	1,015	1,057
5% 10/1/32	1,065	1,106
Series 2016 I, 5% 7/1/41	1,925	1,947
Series 2016:
5% 10/1/29	830	878
5% 10/1/30	1,240	1,310
5% 7/1/31	1,385	1,432
5% 10/1/31	1,340	1,414
5% 10/1/43	8,995	9,001
Series 2017:
5% 7/1/34	1,325	1,372
5% 7/1/35	1,000	1,031
Series 2019, 5% 9/1/59	14,880	15,231
Series 2020 A, 4% 7/1/45	12,200	10,287
Series 2022, 5% 10/1/37	1,720	1,959
Series M:
4% 10/1/50	12,425	10,261
5% 10/1/45	9,360	9,366
Massachusetts Edl. Fing. Auth. Rev. Series 2019 B:
5% 7/1/27 (e)	1,000	1,061
5% 7/1/28 (e)	1,915	2,041
Massachusetts Gen. Oblig.:
Series 2019 C, 5% 5/1/49	4,175	4,414
Series 2020 D, 5% 7/1/48	5,670	6,060
Series 2022 C, 5.25% 10/1/47	30,000	33,321
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	1,740	1,861
5% 7/1/34	895	955
5% 7/1/38	1,300	1,369
Series 2016 B, 5% 7/1/43 (e)	7,110	7,233
Series 2021 E:
5% 7/1/38 (e)	2,875	3,040
5% 7/1/39 (e)	4,480	4,715
5% 7/1/40 (e)	2,835	2,970
5% 7/1/51 (e)	10,000	10,245
TOTAL MASSACHUSETTS		183,998
Michigan - 2.1%
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	1,000	1,023
Series A, 5% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	1,000	1,019
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/50	2,600	2,431
Flint Hosp. Bldg. Auth. Rev. Series 2020, 5% 7/1/38	1,515	1,561
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	2,780	1,955
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	2,030	2,133
5% 7/1/48	8,725	9,016
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/28	1,945	2,043
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	10	11
Michigan Bldg. Auth. Rev. Series 2015 I:
5% 4/15/30	3,960	4,187
5% 4/15/30 (Pre-Refunded to 10/15/25 @ 100)	180	191
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	2,570	2,698
Series 2019 A:
3% 12/1/49	3,935	2,844
5% 11/15/48	2,105	2,135
Series 2020 A, 4% 6/1/49	2,545	2,109
Michigan Hosp. Fin. Auth. Rev. Series 2008 C:
5% 12/1/32	1,110	1,213
5% 12/1/32 (Pre-Refunded to 12/1/27 @ 100)	130	144
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	1,855	1,832
Oakland Univ. Rev. Series 2019:
5% 3/1/44	8,540	8,918
5% 3/1/50	13,450	13,946
Portage Pub. Schools Series 2016:
5% 11/1/30	2,365	2,522
5% 11/1/31	2,090	2,220
5% 11/1/36	205	216
Univ. of Michigan Rev. Series 2020 A, 5% 4/1/50	1,165	1,267
Wayne County Arpt. Auth. Rev.:
Series 2015 G, 5% 12/1/28 (e)	4,555	4,729
Series 2017 A:
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	1,230	1,247
4% 12/1/34 (Assured Guaranty Muni. Corp. Insured)	1,020	1,030
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	995	999
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	1,035	1,031
5% 12/1/31	310	336
5% 12/1/32	315	341
5% 12/1/34	580	624
5% 12/1/35	540	578
5% 12/1/37	355	374
Series 2017 B:
5% 12/1/29 (e)	495	521
5% 12/1/30 (e)	580	609
5% 12/1/31 (e)	660	692
5% 12/1/32 (e)	420	442
5% 12/1/32 (e)	540	565
5% 12/1/34 (e)	495	518
5% 12/1/35 (e)	540	562
5% 12/1/37 (e)	705	729
5% 12/1/42 (e)	830	848
Series 2018 D, 5% 12/1/29 (e)	3,645	3,892
TOTAL MICHIGAN		88,301
Minnesota - 0.8%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A, 5% 2/15/48	6,000	5,831
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/29	2,345	2,418
Series 2017, 5% 5/1/25	660	683
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	615	658
5% 10/1/45	1,370	1,397
Minnesota Muni. Gas Agcy. Rev. Bonds Series 2022 A, 4%, tender 12/1/27 (Liquidity Facility Royal Bank of Canada) (b)	18,275	18,328
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	765	783
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(d)	3,670	3,606
TOTAL MINNESOTA		33,704
Mississippi - 0.4%
Mississippi Bus. finance Corp. Exempt Facilities Rev. Bonds (Enviva, Inc. Proj.) Series 2022, 7.75%, tender 7/15/32 (b)(e)	15,100	15,186
Missouri - 0.8%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	580	602
5% 3/1/31	870	900
5% 3/1/36	1,725	1,764
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/42	1,200	1,168
Missouri Health & Edl. Facilities Rev.:
Series 2015 B:
3.125% 2/1/27	830	827
3.25% 2/1/28	830	829
5% 2/1/29	1,025	1,061
5% 2/1/31	2,150	2,222
5% 2/1/33	2,375	2,446
5% 2/1/36	2,235	2,290
Series 2019 A:
4% 10/1/48	2,850	2,666
5% 10/1/46	5,575	5,943
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	640	642
Saint Louis Arpt. Rev. Series 2019 C:
5% 7/1/33	2,390	2,628
5% 7/1/34	1,750	1,915
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev.:
Series 2017, 5% 9/1/48	1,000	836
Series 2018 A:
5.125% 9/1/48	3,325	2,831
5.125% 9/1/49	2,665	2,260
TOTAL MISSOURI		33,830
Montana - 0.1%
Montana Board Hsg. Single Family:
Series 2017 B, 4% 12/1/48 (e)	395	393
Series 2019 B, 4% 6/1/50	355	356
Montana Facility Fin. Auth. Series 2021 A, 3% 6/1/50	4,010	2,761
TOTAL MONTANA		3,510
Nebraska - 0.4%
Douglas County Neb Edl. Facilities Rev.:
(Creighton Univ. Proj.) Series 2017:
4% 7/1/34	830	841
5% 7/1/36	570	604
(Creighton Univ. Projs.) Series 2021 A, 3% 7/1/51	1,795	1,226
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (e)	1,705	1,696
Series 2019 E, 3.75% 9/1/49 (e)	1,855	1,838
Series 2020 A, 3.5% 9/1/50	1,560	1,541
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/37	2,050	2,140
5% 1/1/40	935	974
Omaha Arpt. Auth. Arpt. Rev. Series 2017 A:
5% 12/15/25 (e)	330	346
5% 12/15/26 (e)	1,190	1,259
5% 12/15/27 (e)	830	875
5% 12/15/30 (e)	1,240	1,300
5% 12/15/31 (e)	650	680
5% 12/15/33 (e)	660	689
5% 12/15/35 (e)	1,655	1,713
5% 12/15/36 (e)	420	433
TOTAL NEBRASKA		18,155
Nevada - 0.2%
Clark County School District Series 2020 B, 3% 6/15/39	3,710	3,006
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	1,015	1,017
Tahoe-Douglas Visitors Auth. Series 2020:
5% 7/1/40	1,000	996
5% 7/1/45	2,605	2,564
TOTAL NEVADA		7,583
New Hampshire - 1.9%
Nat'l. Fin. Auth. Hosp. Rev. (St. Lukes Univ. Health Network Proj.) Series 2021 B, 3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	3,445	2,433
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	5,881	5,703
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	895	967
5% 8/1/29	855	924
5% 8/1/30	850	918
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 5% 7/1/29	3,275	3,599
Series 2017:
5% 7/1/30	2,125	2,334
5% 7/1/31	4,750	5,206
5% 7/1/32	3,185	3,482
5% 7/1/33	2,900	3,155
5% 7/1/34	4,415	4,764
5% 7/1/35	4,635	4,955
5% 7/1/36	4,870	5,162
5% 7/1/37	4,290	4,508
Series 2017, 5% 7/1/44	1,590	1,538
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/32	2,295	2,288
5% 7/1/24	830	831
5% 7/1/25	980	981
5% 7/1/27	415	415
Series 2016:
4% 10/1/38	2,010	1,880
5% 10/1/24	1,755	1,805
5% 10/1/25	1,740	1,823
5% 10/1/29	5,525	5,783
5% 10/1/31	4,315	4,505
5% 10/1/33	3,355	3,492
5% 10/1/38	6,185	6,267
TOTAL NEW HAMPSHIRE		79,718
New Jersey - 4.8%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	860	916
5% 7/1/30 (Assured Guaranty Muni. Corp. Insured)	2,105	2,243
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	1,035	1,102
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	1,075	1,143
Lyndhurst Township N J School District Series 2020, 2% 9/1/34	1,000	800
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (d)	1,000	745
Series A, 5% 11/1/40	8,915	9,192
Series QQQ, 4% 6/15/46	8,255	7,155
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	910	681
Series 2015 XX, 5.25% 6/15/27	14,075	14,715
Series LLL, 5% 6/15/44	2,680	2,732
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	1,740	1,811
5% 7/1/32	1,985	2,064
New Jersey Gen. Oblig. Series 2020 A, 5% 6/1/29	3,685	4,165
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/25 (Escrowed to Maturity)	1,660	1,746
5% 7/1/26 (Escrowed to Maturity)	915	983
5% 7/1/26 (Escrowed to Maturity)	275	295
5% 7/1/27	620	665
5% 7/1/27 (Pre-Refunded to 7/1/26 @ 100)	420	451
5% 7/1/28	300	322
5% 7/1/29 (Pre-Refunded to 7/1/26 @ 100)	580	623
5% 7/1/29 (Pre-Refunded to 7/1/26 @ 100)	415	445
5% 7/1/30	830	888
5% 7/1/30 (Pre-Refunded to 7/1/26 @ 100)	690	740
Series 2016:
4% 7/1/48	2,400	2,008
5% 7/1/41	2,865	2,878
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A, 5% 12/1/26 (e)	830	879
Series 2018 B:
5% 12/1/25 (e)	3,495	3,653
5% 12/1/26 (e)	1,035	1,096
New Jersey Tpk. Auth. Tpk. Rev. Series 2022 B:
4.25% 1/1/43	1,680	1,682
4.5% 1/1/48	20,000	20,259
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	21,525	22,361
Series 2006 C, 0% 12/15/30 (FGIC Insured)	1,200	878
Series 2008 A, 0% 12/15/38	1,500	690
Series 2010 A, 0% 12/15/27	9,485	7,884
Series 2014 BB2:
5% 6/15/32	5,810	6,404
5% 6/15/33	1,635	1,789
5% 6/15/34	1,060	1,150
Series 2016 A:
5% 6/15/27	2,250	2,377
5% 6/15/29	1,865	1,966
Series 2019 BB, 4% 6/15/50	2,625	2,208
Series 2021 A, 5% 6/15/33	2,980	3,261
Series 2022 A:
4% 6/15/39	5,030	4,652
4% 6/15/40	5,410	4,941
4% 6/15/42	7,290	6,528
Series 2022 AA:
5% 6/15/32	8,500	9,455
5% 6/15/34	7,460	8,156
5% 6/15/36	2,215	2,378
5% 6/15/37	4,235	4,493
Series A, 5% 12/15/33	680	733
Series AA:
4% 6/15/35	1,500	1,481
4% 6/15/40	1,680	1,534
4% 6/15/45	7,950	6,942
4% 6/15/50	4,865	4,092
5% 6/15/35	490	524
5% 6/15/39	3,000	3,124
Series BB, 5% 6/15/50	1,885	1,902
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2022 A, 4.625% 11/1/47	3,500	3,298
TOTAL NEW JERSEY		204,278
New Mexico - 0.1%
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	1,435	1,429
Santa Fe Retirement Fac. Series 2019 A:
5% 5/15/34	275	258
5% 5/15/39	205	182
5% 5/15/44	215	181
5% 5/15/49	425	347
TOTAL NEW MEXICO		2,397
New York - 6.8%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	1,035	1,063
4% 7/1/34	1,035	1,059
Series 2017:
5% 12/1/23 (d)	1,200	1,210
5% 12/1/24 (d)	1,100	1,117
5% 12/1/25 (d)	1,200	1,226
Hempstead Local Dev. Corp. Rev. (Hofstra Univ. Proj.) Series 2021 A, 3% 7/1/51	3,310	2,381
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	26,320	26,088
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	5,215	5,518
New York City Gen. Oblig. Series 2016 E, 5% 8/1/28	3,645	3,917
New York City Muni. Wtr. Fin. Auth.:
Series 2022 EE, 5% 6/15/45	11,240	12,090
Series GG 1, 5% 6/15/48	3,500	3,702
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2015 S2, 5% 7/15/35	1,465	1,522
New York Dorm. Auth. Rev. Series 2022 A:
5% 7/15/37	785	808
5% 7/15/42	2,210	2,247
5% 7/15/50	5,710	5,722
New York Metropolitan Trans. Auth. Rev.:
Series 2014 B, 5% 11/15/44	8,280	8,015
Series 2015 A1, 5% 11/15/45	6,170	5,950
Series 2020 D:
4% 11/15/46	39,325	32,888
4% 11/15/47	2,710	2,250
New York State Dorm. Auth.:
Series 2019 D, 3% 2/15/49	7,555	5,731
Series 2021 E:
3% 3/15/50	3,275	2,465
4% 3/15/45	13,955	13,151
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (e)	755	739
New York State Urban Dev. Corp.:
Series 2020 A, 5% 3/15/42	2,000	2,141
Series 2020 C, 5% 3/15/47	15,000	15,878
Series 2020 E:
3% 3/15/50	4,230	3,190
4% 3/15/44	28,000	26,291
4% 3/15/45	22,500	21,022
New York Trans. Dev. Corp.:
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (e)	3,560	3,463
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/32 (e)	2,755	2,947
5% 12/1/33 (e)	4,270	4,542
5% 12/1/34 (e)	4,665	4,900
5% 12/1/35 (e)	2,330	2,426
5% 12/1/36 (e)	1,590	1,644
5% 12/1/37 (e)	4,240	4,363
5% 12/1/38 (e)	10,300	10,559
5% 12/1/39 (e)	7,875	8,031
5% 12/1/40 (e)	6,665	6,761
5% 12/1/41 (e)	6,060	6,116
5% 12/1/42 (e)	3,030	3,051
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	5,215	5,609
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	4,470	4,835
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	1,200	1,204
5% 12/1/31 (Assured Guaranty Muni. Corp. Insured)	1,500	1,662
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2018, 5% 1/1/43	830	830
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
4.625% 11/1/31 (d)	750	630
5.375% 11/1/54 (d)	1,150	867
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	4,140	4,269
TOTAL NEW YORK		288,090
New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey Series 194, 5.25% 10/15/55	3,915	4,054
North Carolina - 0.6%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A:
5% 6/1/44	4,000	4,297
5% 6/1/46	2,120	2,270
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	1,265	1,380
5% 7/1/33	1,040	1,121
5% 7/1/37	2,910	3,063
Series 2017 B:
5% 7/1/25 (e)	85	88
5% 7/1/26 (e)	85	89
5% 7/1/27 (e)	160	170
5% 7/1/28 (e)	135	143
5% 7/1/29 (e)	195	206
5% 7/1/30 (e)	210	222
5% 7/1/31 (e)	395	416
5% 7/1/32 (e)	420	442
5% 7/1/33 (e)	440	462
5% 7/1/34 (e)	460	481
5% 7/1/35 (e)	315	328
5% 7/1/36 (e)	255	265
5% 7/1/37 (e)	300	310
5% 7/1/42 (e)	975	994
Series 2017 C, 4% 7/1/32	1,190	1,217
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27 (Escrowed to Maturity)	275	302
5% 10/1/42 (Pre-Refunded to 10/1/27 @ 100)	2,215	2,435
5% 10/1/47 (Pre-Refunded to 10/1/27 @ 100)	1,000	1,099
North Carolina Med. Care Commission Health Care Facilities Rev.:
Series 2020 A, 3% 7/1/45	2,590	1,944
Series 2021 A:
4% 3/1/41	1,050	819
4% 3/1/51	2,075	1,456
TOTAL NORTH CAROLINA		26,019
North Dakota - 0.1%
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	5,480	3,641
Ohio - 2.2%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	7,285	7,361
Allen County Hosp. Facilities Rev. (Mercy Health) Series 2017 A:
5% 8/1/25	2,475	2,599
5% 8/1/26	1,645	1,757
5% 8/1/27	2,060	2,233
5% 8/1/28	2,060	2,256
5% 8/1/29	4,130	4,522
5% 8/1/30	3,520	3,850
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	3,870	2,724
4% 6/1/48	1,265	1,082
5% 6/1/30	2,000	2,145
5% 6/1/32	1,665	1,773
5% 6/1/33	2,000	2,122
5% 6/1/34	420	443
Series 2020 B2, 5% 6/1/55	9,515	8,259
Columbus City School District Series 2016 A, 5% 12/1/29	1,740	1,869
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	3,470	3,382
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019, 5% 12/1/44	470	465
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	4,700	5,040
5% 12/1/51	6,900	7,361
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	1,850	1,881
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/33	3,685	3,686
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	975	849
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	490	497
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/42	2,150	900
(Infrastructure Projs.) Series 2022 A:
5% 2/15/32	4,930	5,808
5% 2/15/38	1,155	1,309
5% 2/15/39	240	271
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/29	1,815	1,882
5% 2/15/34	370	378
Series 2019, 5% 2/15/29	3,525	3,678
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	3,725	3,841
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	1,550	1,573
6% 12/1/29	1,645	1,674
6% 12/1/30	1,750	1,782
6% 12/1/31	1,850	1,880
TOTAL OHIO		93,132
Oklahoma - 0.2%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	1,050	1,109
5% 10/1/29	1,160	1,225
5% 10/1/36	830	874
5% 10/1/39	1,655	1,741
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/44	1,915	1,854
TOTAL OKLAHOMA		6,803
Oregon - 0.9%
Multnomah County School District #1J Portland Series 2020 B, 3% 6/15/36	1,525	1,369
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	5,710	5,717
Port of Portland Arpt. Rev.:
Series 2020 27A, 5% 7/1/45 (e)	2,980	3,042
Series 2022 28:
5% 7/1/41 (e)	12,420	12,865
5% 7/1/52 (e)	10,500	10,655
Salem Hosp. Facility Auth. Rev.:
(Salem Health Projs.) Series 2019 A, 3% 5/15/49	5,975	4,257
Series 2016 A, 4% 5/15/41	1,680	1,616
TOTAL OREGON		39,521
Pennsylvania - 8.6%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
4% 1/1/38 (e)	2,545	2,386
4% 1/1/39 (e)	3,075	2,872
4% 1/1/40 (e)	10,000	9,247
4% 1/1/41 (e)	10,000	9,166
5% 1/1/29 (e)	4,185	4,471
5% 1/1/30 (e)	4,000	4,312
5% 1/1/31 (e)	3,000	3,261
5% 1/1/32 (e)	4,000	4,323
5% 1/1/51 (e)	20,480	20,685
5% 1/1/56 (e)	12,420	12,498
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	1,300	1,073
4% 12/1/41	2,450	1,780
4.25% 12/1/50	2,730	1,872
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/32	495	501
5% 7/1/33	1,150	1,157
5% 7/1/40	3,100	2,937
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/27	830	905
5% 7/15/29	1,290	1,423
5% 7/15/32	830	912
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/28	885	930
5% 6/1/29	970	1,016
Delaware County Auth. Rev. (Cabrini College) Series 2017, 5% 7/1/47	3,310	3,045
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	1,205	1,010
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	2,070	2,073
4% 7/15/35	2,135	2,111
4% 7/15/37	4,140	4,006
5% 7/15/25	330	342
5% 7/15/26	1,035	1,088
5% 7/15/27	1,745	1,849
5% 7/15/28	1,285	1,369
5% 7/15/29	1,385	1,470
5% 7/15/30	1,815	1,922
5% 7/15/31	1,240	1,310
5% 7/15/32	1,305	1,376
5% 7/15/34	1,405	1,473
5% 7/15/36	4,150	4,305
5% 7/15/38	4,990	5,086
5% 7/15/43	5,795	5,906
Series 2020, 4% 7/15/45	2,900	2,548
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2021, 5% 11/1/51	3,595	3,628
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	2,140	2,176
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	830	877
5% 7/1/27	830	876
5% 7/1/28	830	874
5% 7/1/34	3,045	3,127
5% 7/1/36	1,655	1,687
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/23	325	327
5% 10/1/24	965	981
5% 10/1/25	865	872
5% 10/1/27	415	418
Series 2016 A:
5% 10/1/28	1,255	1,269
5% 10/1/29	2,150	2,173
5% 10/1/31	3,790	3,825
5% 10/1/36	6,790	6,747
5% 10/1/40	4,700	4,546
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.):
Series 2016 A, 5% 8/15/36	615	635
Series 2018 A, 4% 8/15/48	10,545	9,631
Series 2016 A, 5% 8/15/46	24,835	24,948
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	2,880	2,991
Series 2017:
5% 5/1/35	1,025	1,076
5% 5/1/37	1,295	1,347
5% 5/1/41	5,860	6,029
Series 2016:
5% 5/1/28	415	438
5% 5/1/32	1,040	1,088
5% 5/1/33	1,405	1,468
Pennsylvania State Univ. Series 2020 A, 4% 9/1/50	2,950	2,807
Pennsylvania Tpk. Commission Tpk. Rev. Series 2021 B, 5% 12/1/38	6,680	7,298
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	830	869
5% 7/1/26	830	885
5% 7/1/27	660	715
Series 2017 B:
5% 7/1/26 (e)	2,485	2,605
5% 7/1/27 (e)	2,070	2,184
5% 7/1/28 (e)	2,485	2,611
5% 7/1/29 (e)	1,860	1,951
5% 7/1/32 (e)	2,485	2,594
5% 7/1/33 (e)	1,865	1,943
5% 7/1/34 (e)	3,310	3,437
5% 7/1/37 (e)	3,725	3,820
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	5,425	5,457
Philadelphia Gas Works Rev. Series 16 A, 4% 8/1/45 (Assured Guaranty Muni. Corp. Insured)	2,685	2,565
Philadelphia School District:
Series 2016 D:
5% 9/1/26	7,600	8,089
5% 9/1/27	8,020	8,567
5% 9/1/28	6,705	7,158
Series 2016 F:
5% 9/1/28	11,600	12,355
5% 9/1/29	7,540	8,020
Series 2018 A:
5% 9/1/36	1,575	1,685
5% 9/1/37	910	969
5% 9/1/38	1,450	1,540
Series 2018 B, 5% 9/1/43	2,115	2,221
Series 2019 A:
4% 9/1/35	5,215	5,207
5% 9/1/33	2,480	2,744
5% 9/1/34	7,225	7,895
Series 2019 C, 5% 9/1/33	2,540	2,791
Series F:
5% 9/1/30	5,625	5,963
5% 9/1/30 (Pre-Refunded to 9/1/26 @ 100)	20	22
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A:
5% 10/1/35	4,190	4,578
5% 10/1/36	6,210	6,743
5% 10/1/48	6,000	6,238
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/39 (Assured Guaranty Muni. Corp. Insured)	2,315	2,493
Series 2019 A, 5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	775	821
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2015 A, 5% 6/1/26	1,055	1,096
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	4,605	4,696
5% 8/1/48	5,335	5,380
TOTAL PENNSYLVANIA		363,082
Puerto Rico - 1.1%
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2021 B:
4% 7/1/42 (d)	1,085	870
5% 7/1/33 (d)	1,580	1,526
5% 7/1/37 (d)	6,625	6,257
Series 2022 A, 4% 7/1/42 (d)	5,545	4,444
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	16,179	8,746
4% 7/1/33	11,631	10,085
4% 7/1/35	4,213	3,546
5.625% 7/1/27	1,360	1,386
5.625% 7/1/29	3,903	3,993
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2018 A1, 0% 7/1/31	9,290	6,052
TOTAL PUERTO RICO		46,905
Rhode Island - 0.3%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	655	637
5% 9/1/36	5,810	5,349
Series 2016, 5% 5/15/39	5,215	5,238
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	1,050	1,052
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A:
3.5% 12/1/34 (e)	1,200	1,166
5% 12/1/25 (e)	1,000	1,045
TOTAL RHODE ISLAND		14,487
South Carolina - 1.6%
Charleston County Arpt. District Series 2019, 5% 7/1/43	2,085	2,167
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	2,275	2,382
5% 12/1/28	4,690	4,908
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	1,780	1,785
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C:
5% 7/1/32	1,010	1,086
5% 7/1/33	4,200	4,504
South Carolina Ports Auth. Ports Rev. Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (e)	910	953
South Carolina Pub. Svc. Auth. Rev.:
Series 2016 A:
5% 12/1/29	2,485	2,614
5% 12/1/38	250	254
Series 2016 B:
5% 12/1/31	910	962
5% 12/1/41	12,515	12,722
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	15,510	14,101
4% 4/15/48	10,815	9,532
5% 4/15/48	10,595	10,790
TOTAL SOUTH CAROLINA		68,760
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	540	584
Series 2017:
5% 7/1/26	250	266
5% 7/1/28	250	272
5% 7/1/29	470	511
Series 2020 A, 3% 9/1/45	3,355	2,500
TOTAL SOUTH DAKOTA		4,133
Tennessee - 0.5%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1:
4% 8/1/44	2,200	1,897
5% 8/1/31	1,000	1,065
5% 8/1/33	1,250	1,325
Series 2019 A2, 5% 8/1/35	765	802
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (e)	1,755	1,778
Series 2019 B, 5% 7/1/54 (e)	9,580	9,637
Tennessee Hsg. Dev. Agcy. Series 2022 2, 5% 1/1/53	4,750	4,951
TOTAL TENNESSEE		21,455
Texas - 4.8%
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (e)	830	854
5% 11/15/27 (e)	1,035	1,063
5% 11/15/28 (e)	1,240	1,271
5% 11/15/39 (e)	2,725	2,752
Series 2017 B:
5% 11/15/28 (e)	830	871
5% 11/15/30 (e)	1,275	1,333
5% 11/15/32 (e)	1,005	1,048
5% 11/15/35 (e)	1,035	1,069
5% 11/15/36 (e)	1,385	1,427
5% 11/15/37 (e)	1,165	1,197
5% 11/15/41 (e)	4,725	4,811
Central Reg'l. Mobility Auth. Series 2015 A:
5% 1/1/28	1,075	1,116
5% 1/1/31 (Pre-Refunded to 7/1/25 @ 100)	395	417
5% 1/1/32 (Pre-Refunded to 7/1/25 @ 100)	830	877
Collin County Series 2022, 4% 2/15/39	1,800	1,732
Dallas Wtrwks. & Swr. Sys. Rev. Series 2020 C:
4% 10/1/35	1,000	1,036
4% 10/1/39	5,000	5,074
4% 10/1/40	2,000	2,018
Grand Parkway Trans. Corp.:
Series 2018 A, 5% 10/1/38	2,655	2,821
Series 2020 C, 4% 10/1/49	3,100	2,747
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	1,115	1,174
Harris County Gen. Oblig. Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,485	2,301
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,490
Houston Arpt. Sys. Rev.:
Series 2018 A, 5% 7/1/41 (e)	1,000	1,025
Series 2018 C:
5% 7/1/29 (e)	1,655	1,760
5% 7/1/30 (e)	1,765	1,876
5% 7/1/31 (e)	1,240	1,316
5% 7/1/32 (e)	1,450	1,536
Houston Gen. Oblig. Series 2017 A:
5% 3/1/31	3,835	4,143
5% 3/1/32	1,635	1,764
Houston Util. Sys. Rev. Series 2020 C:
5% 11/15/33	2,000	2,270
5% 11/15/34	2,500	2,799
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	390	410
5% 10/15/30	1,570	1,641
5% 10/15/32	830	865
5% 10/15/36	545	561
5% 10/15/37	930	954
5% 10/15/38	1,325	1,356
5% 10/15/44	1,310	1,328
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (e)	830	865
5% 11/1/27 (e)	1,780	1,851
5% 11/1/28 (e)	2,755	2,857
5% 11/1/29 (e)	1,655	1,711
5% 11/1/32 (e)	3,055	3,152
Series 2017:
5% 11/1/24 (e)	830	854
5% 11/1/25 (e)	830	866
5% 11/1/26 (e)	830	877
5% 11/1/27 (e)	830	874
5% 11/1/28 (e)	1,450	1,522
5% 11/1/29 (e)	1,035	1,082
5% 11/1/30 (e)	830	867
5% 11/1/31 (e)	1,840	1,920
5% 11/1/32 (e)	2,135	2,225
5% 11/1/33 (e)	830	864
5% 11/1/34 (e)	830	860
5% 11/1/36 (e)	830	854
Lower Colorado River Auth. Rev. Series 2015 D:
5% 5/15/28	1,820	1,902
5% 5/15/30	4,140	4,326
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	625	682
5% 8/15/29	1,655	1,795
5% 8/15/47	1,890	1,935
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	595	626
5% 4/1/30	2,825	2,970
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	830	879
5% 1/1/33	975	1,046
5% 1/1/34	1,240	1,327
5% 1/1/34	2,485	2,894
5% 1/1/35	1,820	1,940
5% 1/1/36	4,965	5,261
5% 1/1/37	6,625	6,974
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	350	368
5% 1/1/31	495	520
Series 2015 A, 5% 1/1/32	2,775	2,864
Series 2016 A, 5% 1/1/36	1,035	1,085
Series 2017 A:
5% 1/1/38	300	300
5% 1/1/38 (Pre-Refunded to 1/1/23 @ 100)	2,390	2,390
San Antonio Independent School District Series 2016, 5% 8/15/31	3,590	3,873
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	375	407
5% 10/1/30	580	627
5% 10/1/31	520	560
5% 10/1/39	1,030	1,092
5% 10/1/40	830	878
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 4% 2/15/35	4,140	4,171
Series 2018 B, 5% 7/1/43	1,500	1,536
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	4,390	3,908
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	3,680	3,692
Series A, 3.5% 3/1/51	3,360	3,311
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 6.75% 6/30/43 (e)	12,420	12,617
Texas State Univ. Sys. Fing. Rev. Series 2017 A:
5% 3/15/29	3,530	3,817
5% 3/15/31	2,690	2,895
Texas Wtr. Dev. Board Rev.:
Series 2020, 3% 8/1/39	1,165	1,010
Series 2021, 2.5% 10/15/39	3,000	2,358
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/33	3,310	3,503
5% 2/15/34	4,140	4,379
5% 2/15/36	2,485	2,619
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	1,740	1,882
Univ. of Texas Board of Regents Sys. Rev. Series 2019 A, 5% 8/15/29	1,850	2,119
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	1,685	1,822
Waller Independent School District Series 2020, 3% 2/15/39	1,850	1,558
Weatherford Independent School District Series 2002, 0% 2/15/33	5,785	4,035
TOTAL TEXAS		202,957
Utah - 1.4%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/25 (e)	1,655	1,717
5% 7/1/27 (e)	3,500	3,714
5% 7/1/29 (e)	3,090	3,252
5% 7/1/30 (e)	2,275	2,394
5% 7/1/31 (e)	4,345	4,568
5% 7/1/33 (e)	3,310	3,461
5% 7/1/35 (e)	3,310	3,433
5% 7/1/36 (e)	4,470	4,620
5% 7/1/37 (e)	3,520	3,624
Series 2018 A:
5% 7/1/31 (e)	2,000	2,123
5% 7/1/32 (e)	4,310	4,567
5% 7/1/33 (e)	1,420	1,498
5.25% 7/1/48 (e)	5,655	5,787
Utah County Hosp. Rev. Series 2020 A:
5% 5/15/43	5,500	5,870
5% 5/15/50	9,000	9,301
TOTAL UTAH		59,929
Vermont - 0.7%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	3,810	3,683
5% 10/15/46	4,720	4,439
(Middlebury College Proj.) Series 2020, 5% 11/1/49	18,500	19,644
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2019 A, 5% 6/15/28 (e)	1,430	1,496
TOTAL VERMONT		29,262
Virginia - 0.6%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	3,860	3,972
5% 6/15/30	1,035	1,056
Lynchburg Econ. Dev. Series 2021, 3% 1/1/51	3,000	2,071
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	525	509
Series 2016:
4% 6/15/37	595	568
5% 6/15/27	1,240	1,309
5% 6/15/30	540	564
5% 6/15/33	350	363
5% 6/15/34	665	687
5% 6/15/35	1,820	1,872
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	725	800
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2019 A, 4% 8/1/36	4,505	4,636
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	2,070	2,175
5% 1/1/34	1,240	1,291
5% 1/1/35	1,240	1,285
5% 1/1/44	830	834
TOTAL VIRGINIA		23,992
Washington - 3.1%
Port of Seattle Rev.:
Series 2016 B:
5% 10/1/28 (e)	2,900	3,047
5% 10/1/30 (e)	1,655	1,725
Series 2019 A, 4% 4/1/44 (e)	2,525	2,240
Washington Convention Ctr. Pub. Facilities:
Series 2021 B, 3% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	12,930	8,663
Series 2021, 4% 7/1/31	17,595	16,093
Washington Gen. Oblig.:
Series 2020 A, 5% 8/1/33	1,260	1,426
Series 2021 A, 5% 8/1/43	2,300	2,480
Series 2021 C, 5% 2/1/44	270	293
Series 2022 A, 5% 8/1/37	33,745	38,062
Series 2022 C, 4% 7/1/35	4,200	4,374
Series 2022 D:
4% 7/1/35	1,800	1,875
4% 7/1/36	5,735	5,929
4% 7/1/37	4,000	4,105
Series R-2017 A, 5% 8/1/30	1,685	1,806
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	675	704
5% 7/1/27	1,285	1,372
5% 7/1/28	1,570	1,685
5% 7/1/29	615	655
5% 7/1/30	735	779
5% 7/1/31	1,120	1,181
5% 7/1/32	1,655	1,740
5% 7/1/33	2,345	2,458
5% 7/1/34	540	564
5% 7/1/42	4,685	4,718
Series 2015, 5% 1/1/27 (Pre-Refunded to 7/1/25 @ 100)	1,910	2,019
Series 2019 A1, 5% 8/1/38	1,000	1,034
Series 2019 A2, 5% 8/1/33	2,000	2,120
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	4,975	3,520
(Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/27	1,770	1,845
5% 10/1/28	1,825	1,902
5% 10/1/35	1,880	1,918
5% 10/1/36	2,845	2,895
5% 10/1/40	2,795	2,818
Series 2019, 4% 10/1/49	3,515	2,871
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (d)	100	92
5% 7/1/33 (d)	125	116
5% 7/1/38 (d)	100	89
5% 7/1/48 (d)	400	332
TOTAL WASHINGTON		131,545
West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A:
5% 1/1/31	1,355	1,420
5% 1/1/32	1,120	1,171
TOTAL WEST VIRGINIA		2,591
Wisconsin - 1.3%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A:
5% 1/1/35	1,210	1,284
5% 1/1/40	540	556
Pub. Fin. Auth. Hosp. Rev.:
Series 2019 A, 5% 10/1/44	7,550	7,672
Series 2020 A, 3% 6/1/45	4,450	3,286
Pub. Fin. Auth. Sr. Living Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (d)	700	694
5% 5/15/28 (d)	1,095	1,056
5.25% 5/15/37 (d)	335	307
5.25% 5/15/42 (d)	415	367
5.25% 5/15/47 (d)	410	351
5.25% 5/15/52 (d)	775	651
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	735	633
5% 10/1/48 (d)	930	775
5% 10/1/53 (d)	2,330	1,902
Roseman Univ. of Health:
(Roseman Univ. of Health Sciences Proj.) Series 2020, 5% 4/1/40 (d)	750	711
Series 2020, 5% 4/1/50 (d)	520	465
Series 2021 A:
3% 7/1/50	2,640	1,857
4.5% 6/1/56 (d)	14,095	10,204
Series 2021 B, 6.5% 6/1/56 (d)	4,700	3,724
Wisconsin Health & Edl. Facilities:
Series 2014, 4% 5/1/33	2,920	2,925
Series 2016 A:
5% 2/15/28	1,965	2,046
5% 2/15/29	2,550	2,648
5% 2/15/30	2,805	2,908
Series 2017 A:
5% 9/1/31 (Pre-Refunded to 9/1/27 @ 100)	830	907
5% 9/1/33 (Pre-Refunded to 9/1/27 @ 100)	1,425	1,558
5% 9/1/35 (Pre-Refunded to 9/1/27 @ 100)	1,575	1,722
Series 2019 A, 5% 11/1/46	540	445
Series 2019 B1, 2.825% 11/1/28	1,435	1,269
Series 2019 B2, 2.55% 11/1/27	890	835
TOTAL WISCONSIN		53,758
TOTAL MUNICIPAL BONDS (Cost $4,322,720)		4,094,391

Money Market Funds - 2.6%
	Shares	Value ($) (000s)
Fidelity Municipal Cash Central Fund 3.72% (h)(i) (Cost $111,117)	111,094,103	111,110

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $4,433,837)	4,205,501
NET OTHER ASSETS (LIABILITIES) - 0.4%	17,124
NET ASSETS - 100.0%	4,222,625

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $73,160,000 or 1.7% of net assets.

(e)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	88,008	1,459,368	1,436,258	1,165	-	(8)	111,110	4.5%
Total	88,008	1,459,368	1,436,258	1,165	-	(8)	111,110

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	4,094,391	-	4,094,391	-

Money Market Funds	111,110	111,110	-	-
Total Investments in Securities:	4,205,501	111,110	4,094,391	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $4,322,720)	$4,094,391
Fidelity Central Funds (cost $111,117)	111,110

Total Investment in Securities (cost $4,433,837)		$4,205,501
Cash		153
Receivable for investments sold		8
Receivable for fund shares sold		7,128
Interest receivable		56,744
Distributions receivable from Fidelity Central Funds		249
Prepaid expenses		4
Other receivables		2
Total assets		4,269,789
Liabilities
Payable for investments purchased on a delayed delivery basis	$31,713
Payable for fund shares redeemed	10,441
Distributions payable	3,173
Accrued management fee	1,239
Distribution and service plan fees payable	92
Other affiliated payables	435
Other payables and accrued expenses	71
Total Liabilities		47,164
Net Assets		$4,222,625
Net Assets consist of:
Paid in capital		$4,481,380
Total accumulated earnings (loss)		(258,755)
Net Assets		$4,222,625

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($268,394 ÷ 22,630 shares) (a)		$11.86
Maximum offering price per share (100/96.00 of $11.86)		$12.35
Class M :
Net Asset Value and redemption price per share ($80,023 ÷ 6,741 shares) (a)		$11.87
Maximum offering price per share (100/96.00 of $11.87)		$12.36
Class C :
Net Asset Value and offering price per share ($25,358 ÷ 2,138 shares) (a)		$11.86
Fidelity Municipal Income Fund :
Net Asset Value , offering price and redemption price per share ($2,780,080 ÷ 234,248 shares)		$11.87
Class I :
Net Asset Value , offering price and redemption price per share ($834,090 ÷ 70,326 shares)		$11.86
Class Z :
Net Asset Value , offering price and redemption price per share ($234,680 ÷ 19,781 shares)		$11.86
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended December 31, 2022
Investment Income
Interest		$135,557
Income from Fidelity Central Funds		1,164
Total Income		136,721
Expenses
Management fee	$15,384
Transfer agent fees	4,636
Distribution and service plan fees	1,098
Accounting fees and expenses	635
Custodian fees and expenses	41
Independent trustees' fees and expenses	14
Registration fees	179
Audit	65
Legal	4
Miscellaneous	32
Total expenses before reductions	22,088
Expense reductions	(83)
Total expenses after reductions		22,005
Net Investment income (loss)		114,716
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(30,794)
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		(30,793)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(596,221)
Fidelity Central Funds	(8)
Total change in net unrealized appreciation (depreciation)		(596,229)
Net gain (loss)		(627,022)
Net increase (decrease) in net assets resulting from operations		$(512,306)
Statement of Changes in Net Assets

Amount in thousands	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$114,716	$119,881
Net realized gain (loss)	(30,793)	33,989
Change in net unrealized appreciation (depreciation)	(596,229)	(13,995)
Net increase (decrease) in net assets resulting from operations	(512,306)	139,875
Distributions to shareholders	(114,383)	(152,504)
Share transactions - net increase (decrease)	(275,639)	123,902
Total increase (decrease) in net assets	(902,328)	111,273

Net Assets
Beginning of period	5,124,953	5,013,680
End of period	$4,222,625	$5,124,953

Financial Highlights
Fidelity Advisor® Municipal Income Fund Class A

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$13.56	$13.59	$13.39	$12.75	$12.73
Income from Investment Operations
Net investment income (loss) B,C	.282	.281	.305	.330	.283
Net realized and unrealized gain (loss)	(1.700)	.057	.257	.689	.029
Total from investment operations	(1.418)	.338	.562	1.019	.312
Distributions from net investment income	(.282)	(.281)	(.304)	(.328)	(.284)
Distributions from net realized gain	-	(.087)	(.058)	(.051)	(.008)
Total distributions	(.282)	(.368)	(.362)	(.379)	(.292)
Net asset value, end of period	$11.86	$13.56	$13.59	$13.39	$12.75
Total Return D,E	(10.48)%	2.51%	4.28%	8.06%	2.48%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.78%	.78%	.78%	.79%	.78% H
Expenses net of fee waivers, if any	.78%	.78%	.78%	.79%	.78% H
Expenses net of all reductions	.78%	.78%	.78%	.79%	.78% H
Net investment income (loss)	2.31%	2.06%	2.29%	2.49%	2.68% H
Supplemental Data
Net assets, end of period (in millions)	$268	$249	$233	$241	$201
Portfolio turnover rate I	23%	13%	16%	16%	14% J,K

A For the period March 1, 2018 (commencement of sale of shares) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Municipal Income Fund Class M

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$13.57	$13.60	$13.40	$12.76	$12.73
Income from Investment Operations
Net investment income (loss) B,C	.286	.285	.308	.333	.285
Net realized and unrealized gain (loss)	(1.701)	.056	.258	.689	.039
Total from investment operations	(1.415)	.341	.566	1.022	.324
Distributions from net investment income	(.285)	(.284)	(.308)	(.331)	(.286)
Distributions from net realized gain	-	(.087)	(.058)	(.051)	(.008)
Total distributions	(.285)	(.371)	(.366)	(.382)	(.294)
Net asset value, end of period	$11.87	$13.57	$13.60	$13.40	$12.76
Total Return D,E	(10.45)%	2.53%	4.30%	8.08%	2.58%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.77%	.76%	.76%	.77%	.77% H
Expenses net of fee waivers, if any	.76%	.76%	.76%	.77%	.77% H
Expenses net of all reductions	.76%	.76%	.76%	.77%	.76% H
Net investment income (loss)	2.33%	2.08%	2.31%	2.51%	2.70% H
Supplemental Data
Net assets, end of period (in millions)	$80	$106	$109	$120	$119
Portfolio turnover rate I	23%	13%	16%	16%	14% J,K

A For the period March 1, 2018 (commencement of sale of shares) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Municipal Income Fund Class C

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$13.56	$13.59	$13.39	$12.75	$12.73
Income from Investment Operations
Net investment income (loss) B,C	.194	.181	.206	.231	.204
Net realized and unrealized gain (loss)	(1.701)	.056	.257	.689	.032
Total from investment operations	(1.507)	.237	.463	.920	.236
Distributions from net investment income	(.193)	(.180)	(.205)	(.229)	(.208)
Distributions from net realized gain	-	(.087)	(.058)	(.051)	(.008)
Total distributions	(.193)	(.267)	(.263)	(.280)	(.216)
Net asset value, end of period	$11.86	$13.56	$13.59	$13.39	$12.75
Total Return D,E	(11.13)%	1.75%	3.51%	7.26%	1.87%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.51%	1.52%	1.53%	1.53%	1.52% H
Expenses net of fee waivers, if any	1.51%	1.52%	1.53%	1.53%	1.52% H
Expenses net of all reductions	1.51%	1.52%	1.53%	1.53%	1.52% H
Net investment income (loss)	1.58%	1.32%	1.54%	1.75%	1.94% H
Supplemental Data
Net assets, end of period (in millions)	$25	$35	$52	$58	$82
Portfolio turnover rate I	23%	13%	16%	16%	14% J,K

A For the period March 1, 2018 (commencement of sale of shares) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Municipal Income Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.57	$13.60	$13.40	$12.75	$13.12
Income from Investment Operations
Net investment income (loss) A,B	.324	.327	.350	.374	.382
Net realized and unrealized gain (loss)	(1.702)	.057	.257	.699	(.286)
Total from investment operations	(1.378)	.384	.607	1.073	.096
Distributions from net investment income	(.322)	(.327)	(.349)	(.372)	(.381)
Distributions from net realized gain	-	(.087)	(.058)	(.051)	(.085)
Total distributions	(.322)	(.414)	(.407)	(.423)	(.466)
Net asset value, end of period	$11.87	$13.57	$13.60	$13.40	$12.75
Total Return C	(10.18)%	2.85%	4.63%	8.50%	.80%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.46%	.45%	.45%	.45%	.46%
Expenses net of fee waivers, if any	.46%	.45%	.45%	.45%	.46%
Expenses net of all reductions	.46%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.64%	2.39%	2.62%	2.83%	3.00%
Supplemental Data
Net assets, end of period (in millions)	$2,780	$3,787	$3,805	$3,955	$3,817
Portfolio turnover rate F	23%	13%	16%	16%	14% G,H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

G The portfolio turnover rate does not include the assets acquired in the merger.

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Municipal Income Fund Class I

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$13.56	$13.59	$13.39	$12.75	$12.73
Income from Investment Operations
Net investment income (loss) B,C	.311	.315	.339	.363	.309
Net realized and unrealized gain (loss)	(1.699)	.057	.257	.689	.029
Total from investment operations	(1.388)	.372	.596	1.052	.338
Distributions from net investment income	(.312)	(.315)	(.338)	(.361)	(.310)
Distributions from net realized gain	-	(.087)	(.058)	(.051)	(.008)
Total distributions	(.312)	(.402)	(.396)	(.412)	(.318)
Net asset value, end of period	$11.86	$13.56	$13.59	$13.39	$12.75
Total Return D	(10.26)%	2.76%	4.54%	8.33%	2.69%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.54%	.53%	.53%	.53%	.53% G
Expenses net of fee waivers, if any	.54%	.53%	.53%	.53%	.53% G
Expenses net of all reductions	.54%	.53%	.53%	.53%	.53% G
Net investment income (loss)	2.55%	2.31%	2.54%	2.75%	2.93% G
Supplemental Data
Net assets, end of period (in millions)	$834	$714	$619	$647	$555
Portfolio turnover rate H	23%	13%	16%	16%	14% I,J

A For the period March 1, 2018 (commencement of sale of shares) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Annualized.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Municipal Income Fund Class Z

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$13.57	$13.60	$13.39	$12.75	$12.64
Income from Investment Operations
Net investment income (loss) B,C	.327	.331	.352	.378	.101
Net realized and unrealized gain (loss)	(1.710)	.057	.269	.689	.112
Total from investment operations	(1.383)	.388	.621	1.067	.213
Distributions from net investment income	(.327)	(.331)	(.353)	(.376)	(.095)
Distributions from net realized gain	-	(.087)	(.058)	(.051)	(.008)
Total distributions	(.327)	(.418)	(.411)	(.427)	(.103)
Net asset value, end of period	$11.86	$13.57	$13.60	$13.39	$12.75
Total Return D	(10.22)%	2.88%	4.74%	8.45%	1.69%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.42%	.42%	.42%	.42%	.42% G
Expenses net of fee waivers, if any	.42%	.42%	.42%	.42%	.42% G
Expenses net of all reductions	.42%	.42%	.42%	.42%	.42% G
Net investment income (loss)	2.67%	2.42%	2.65%	2.86%	3.08% G
Supplemental Data
Net assets, end of period (in millions)	$235	$235	$196	$97	$21
Portfolio turnover rate H	23%	13%	16%	16%	14% I,J

A For the period October 2, 2018 (commencement of sale of shares) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Annualized.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Municipal Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed net investment income which is included in Miscellaneous expense on the Statement of Operations. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,180
Gross unrealized depreciation	(259,981)
Net unrealized appreciation (depreciation)	$(227,801)
Tax Cost	$4,433,302

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(30,799)
Net unrealized appreciation (depreciation) on securities and other investments	$(227,801)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(15,196)
Long-term	(15,603)
Total capital loss carryforward	$(30,799)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Tax-exempt Income	$114,383	$119,772
Long-term Capital Gains	-	32,732
Total	$114,383	$152,504

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Municipal Income Fund	1,021,790	1,305,528

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$596	$64
Class M	- %	.25%	224	1
Class C	.75%	.25%	278	37
			$1,098	$102

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$16
Class M	2
Class C (a)(b)	-
$18

(a)   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
(b) Amount represents less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$394.16
Class M	130.15
Class C	40.14
Fidelity Municipal Income Fund	2,751.09
Class I	1,199.17
Class Z	122.05
	$4,636

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Municipal Income Fund	.01

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.   Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Municipal Income Fund	$8

7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $80.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity Municipal Income Fund
Distributions to shareholders
Class A	$5,541	$6,637
Class M	2,073	2,945
Class C	435	779
Fidelity Municipal Income Fund	81,658	115,474
Class I	18,130	19,903
Class Z	6,546	6,766
Total	$114,383	$152,504

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity Municipal Income Fund
Class A
Shares sold	9,594	4,233	$115,427	$57,833
Reinvestment of distributions	411	436	4,981	5,947
Shares redeemed	(5,727)	(3,424)	(69,759)	(46,733)
Net increase (decrease)	4,278	1,245	$50,649	$17,047
Class M
Shares sold	276	479	$3,355	$6,563
Reinvestment of distributions	150	189	1,825	2,578
Shares redeemed	(1,491)	(910)	(18,102)	(12,470)
Net increase (decrease)	(1,065)	(242)	$(12,922)	$(3,329)
Class C
Shares sold	511	519	$6,199	$7,097
Reinvestment of distributions	34	54	410	733
Shares redeemed	(967)	(1,820)	(11,857)	(24,876)
Net increase (decrease)	(422)	(1,247)	$(5,248)	$(17,046)
Fidelity Municipal Income Fund
Shares sold	40,481	21,512	$491,259	$294,467
Reinvestment of distributions	4,697	5,466	57,042	74,556
Shares redeemed	(89,945)	(27,724)	(1,101,537)	(378,751)
Net increase (decrease)	(44,767)	(746)	$(553,236)	$(9,728)
Class I
Shares sold	56,827	16,412	$682,902	$224,231
Reinvestment of distributions	657	749	7,979	10,204
Shares redeemed	(39,781)	(10,070)	(480,093)	(137,392)
Net increase (decrease)	17,703	7,091	$210,788	$97,043
Class Z
Shares sold	26,980	5,925	$329,960	$80,935
Reinvestment of distributions	414	365	5,017	4,980
Shares redeemed	(24,933)	(3,366)	(300,647)	(46,000)
Net increase (decrease)	2,461	2,924	$34,330	$39,915

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
Fidelity® Municipal Income Fund
Class A	.78%
Actual		$ 1,000	$ 1,000.60	$ 3.93
Hypothetical- B		$ 1,000	$ 1,021.27	$ 3.97
Class M	.76%
Actual		$ 1,000	$ 1,000.80	$ 3.83
Hypothetical- B		$ 1,000	$ 1,021.37	$ 3.87
Class C	1.50%
Actual		$ 1,000	$ 997.00	$ 7.55
Hypothetical- B		$ 1,000	$ 1,017.64	$ 7.63
Fidelity® Municipal Income Fund	.46%
Actual		$ 1,000	$ 1,002.30	$ 2.32
Hypothetical- B		$ 1,000	$ 1,022.89	$ 2.35
Class I	.54%
Actual		$ 1,000	$ 1,001.90	$ 2.72
Hypothetical- B		$ 1,000	$ 1,022.48	$ 2.75
Class Z	.41%
Actual		$ 1,000	$ 1,001.60	$ 2.07
Hypothetical- B		$ 1,000	$ 1,023.14	$ 2.09

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

During fiscal year ended 2022, 100% of the fund's income dividends was free from federal income tax, and 18.71% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (the retail class) and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.46% through April 30, 2023.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.539263.125
HIY-ANN-0323
Fidelity® Michigan Municipal Income Fund
Fidelity® Michigan Municipal Money Market Fund

Annual Report
December 31, 2022

Contents

Fidelity® Michigan Municipal Income Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Michigan Municipal Income Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	-9.18%	0.94%	1.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$9,500
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,157 Fidelity® Michigan Municipal Income Fund
$12,348 Bloomberg Municipal Bond Index

Fidelity® Michigan Municipal Income Fund
Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Michael Maka:
For the fiscal year ending December 31, 2022, the fund returned -9.18%, lagging, net of fees, the -8.72% result of the state-specific Bloomberg Michigan Enhanced Municipal Bond Index, as well as the -8.53% return of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state-specific index, the fund's overweight in lower-rated, investment-grade bonds was a key detractor, given that they underperformed as credit spreads widened. Larger-than-index exposure to bonds issued by airports detracted as well, given the segment's lagging results. Differences in the way fund holdings and index components were priced further hindered relative performance. In contrast, duration (interest rate) positioning contributed to performance, relative to the state-specific index. The fund had less sensitivity to interest rates, as measured by its shorter duration, than the index and therefore was hurt less as interest rates rose. A higher-than-average yield on the fund's underlying holdings provided another boost to the relative result. The fund's underweights in housing and health care bonds, two segments that trailed the index, was an additional positive performance driver. An underweight in bonds from the Oakland Corridor P3 Transportation Project, which underperformed the state index, also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Michigan Municipal Income Fund
Investment Summary December 31, 2022 (Unaudited)
Revenue Sources (% of Fund's net assets)
General Obligations	22.6%
Health Care	21.8%
Education	13.7%
Transportation	11.4%
Water & Sewer	9.3%
Housing	6.6%
Special Tax	6.1%
Others* (Individually Less Than 5%)	8.5%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Municipal Bonds - 96.2%
	Principal Amount (a)	Value ($)
Guam - 0.4%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (b)	600,000	612,670
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (b)	400,000	408,447
Guam Pwr. Auth. Rev. Series 2022 A, 5% 10/1/44	1,000,000	1,024,941
TOTAL GUAM		2,046,058
Michigan - 94.6%
Bay City School District Rev. Series 2014:
5% 11/1/27	700,000	717,439
5% 11/1/28	250,000	256,196
Bloomfield Hills Schools District Series 2020, 4% 5/1/50	1,500,000	1,411,691
Chippewa Valley Schools Series 2016 A:
5% 5/1/32	1,000,000	1,047,871
5% 5/1/33	1,000,000	1,046,493
5% 5/1/34	1,075,000	1,122,024
Coopersville Area Pub. Schools Series 2022 I, 4.125% 5/1/52	750,000	716,467
Detroit Downtown Dev. Auth. Tax Series A:
5% 7/1/29 (Assured Guaranty Muni. Corp. Insured)	1,340,000	1,374,151
5% 7/1/31 (Assured Guaranty Muni. Corp. Insured)	1,775,000	1,816,849
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	2,000,000	2,042,178
5% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	1,750,000	1,784,096
5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	2,000,000	2,027,057
Detroit Gen. Oblig.:
Series 2018, 5% 4/1/23	310,000	310,677
Series 2020:
5.5% 4/1/35	690,000	724,557
5.5% 4/1/36	435,000	454,032
5.5% 4/1/37	465,000	482,046
5.5% 4/1/38	490,000	506,223
Series 2021 A:
5% 4/1/37	1,875,000	1,867,040
5% 4/1/39	1,210,000	1,184,092
Detroit Swr. Disp. Rev.:
Series 2001 B, 5.5% 7/1/29 (Assured Guaranty Corp. Insured) (FGIC Insured)	25,000	27,492
Series 2006, 5% 7/1/36	10,000	10,015
Downriver Util. Wastewtr. Auth. Swr. Sys. Rev. Series 2018:
5% 4/1/33 (Assured Guaranty Muni. Corp. Insured)	735,000	799,803
5% 4/1/34 (Assured Guaranty Muni. Corp. Insured)	520,000	563,508
5% 4/1/35 (Assured Guaranty Muni. Corp. Insured)	500,000	538,450
Farmington Pub. School District Gen. Oblig. Series 2020, 4% 5/1/40	3,000,000	2,943,243
Fitzgerald Pub. School District Series 2019, 5% 5/1/37	1,260,000	1,388,019
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/38	1,800,000	1,591,561
4% 7/1/41	1,395,000	1,158,433
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,524,211
Gerald R. Ford Int'l. Arpt. Auth. Rev. Series 2021:
5% 1/1/26 (b)	225,000	238,710
5% 1/1/27 (b)	325,000	350,474
5% 1/1/28 (b)	235,000	257,065
5% 1/1/29 (b)	525,000	578,080
5% 1/1/30 (b)	425,000	472,758
5% 1/1/31 (b)	725,000	813,696
5% 1/1/32 (b)	725,000	820,894
5% 1/1/33 (b)	1,000,000	1,124,939
5% 1/1/34 (b)	1,000,000	1,120,535
5% 1/1/35 (b)	850,000	942,935
5% 1/1/36 (b)	600,000	659,284
5% 1/1/37 (b)	700,000	761,727
5% 1/1/38 (b)	1,170,000	1,267,833
5% 1/1/39 (b)	1,000,000	1,078,340
5% 1/1/40 (b)	1,000,000	1,072,898
5% 1/1/41 (b)	1,100,000	1,174,536
5% 1/1/46 (b)	2,000,000	2,109,625
5% 1/1/51 (b)	3,000,000	3,144,399
Grand Rapids Pub. Schools:
Series 2017, 5% 5/1/29 (Assured Guaranty Muni. Corp. Insured)	480,000	524,588
Series 2019:
5% 11/1/39 (Assured Guaranty Muni. Corp. Insured)	1,200,000	1,285,376
5% 11/1/41 (Assured Guaranty Muni. Corp. Insured)	1,300,000	1,388,292
Grand Rapids San. Swr. Sys. Rev. Series 2018:
5% 1/1/31	475,000	524,311
5% 1/1/33	250,000	273,538
5% 1/1/34	550,000	597,699
5% 1/1/35	400,000	430,528
5% 1/1/38	655,000	694,433
Grand Rapids Wtr. Supply Sys. Series 2016:
5% 1/1/31	250,000	264,939
5% 1/1/32	320,000	339,027
5% 1/1/33	550,000	582,379
5% 1/1/34	500,000	529,583
5% 1/1/35	920,000	965,003
Grand Traverse County Hosp. Fin. Auth.:
Series 2019 A:
5% 7/1/44	1,110,000	1,138,507
5% 7/1/49	2,615,000	2,659,318
Series 2021, 3% 7/1/51	1,500,000	1,054,998
Grand Valley Michigan State Univ. Rev.:
Series 2014 B:
5% 12/1/25	500,000	519,376
5% 12/1/26	1,900,000	1,970,757
5% 12/1/28	1,800,000	1,863,980
Series 2018:
5% 12/1/34	1,075,000	1,170,652
5% 12/1/35	1,225,000	1,326,410
5% 12/1/37	1,375,000	1,478,001
5% 12/1/38	875,000	937,770
5% 12/1/43	1,400,000	1,486,744
Grandville Pub. Schools District Series 2020:
4% 5/1/39 (Assured Guaranty Muni. Corp. Insured)	1,000,000	988,321
4% 5/1/40 (Assured Guaranty Muni. Corp. Insured)	1,300,000	1,273,831
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 B, 5% 7/1/27	15,000	15,988
Series 2016 C, 5% 7/1/31	7,000,000	7,470,607
Series 2018 A, 5% 7/1/43	10,000,000	10,509,783
Series 2018 B:
5% 7/1/28	1,125,000	1,242,081
5% 7/1/29	15,000	16,720
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev.:
Series 2016 C, 5.25% 7/1/35	2,000,000	2,121,991
Series 2020 B:
5% 7/1/45	1,850,000	1,958,993
5% 7/1/49	1,300,000	1,351,278
Grosse Pointe Pub. School Sys. Series 2019:
5% 5/1/38	1,000,000	1,092,166
5% 5/1/39	1,000,000	1,089,369
Hudsonville Pub. Schools Series 2017:
5% 5/1/31	430,000	470,053
5% 5/1/32	1,200,000	1,309,776
5% 5/1/34	1,000,000	1,088,576
5% 5/1/35	1,000,000	1,083,700
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
4% 5/15/36	1,985,000	1,927,600
4% 5/15/36 (Pre-Refunded to 5/15/26 @ 100)	15,000	15,577
5% 5/15/28	775,000	814,226
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	5,000	5,352
5% 5/15/30	4,970,000	5,193,846
5% 5/15/30 (Pre-Refunded to 5/15/26 @ 100)	30,000	32,112
Kentwood Econ. Dev. Corp.:
Series 2021, 4% 11/15/45	500,000	393,180
Series 2022:
4% 11/15/31	1,000,000	923,636
4% 11/15/43	2,250,000	1,805,358
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2021 B, 2%, tender 7/1/26 (c)	2,000,000	1,894,776
Lansing Cmnty. College Series 2019, 5% 5/1/44	3,000,000	3,244,821
Lincoln Consolidated School District Series 2016 A:
5% 5/1/29	1,430,000	1,522,974
5% 5/1/31	500,000	531,692
5% 5/1/32	1,000,000	1,063,058
Macomb Interceptor Drain Drainage District Series 2017 A:
5% 5/1/33	2,100,000	2,272,189
5% 5/1/34	1,750,000	1,889,448
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	830,998
5% 7/1/30	900,000	957,922
5% 7/1/31	780,000	828,338
5% 7/1/32	1,000,000	1,059,931
5% 7/1/33	705,000	745,816
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series I, 3% 10/15/45	6,000,000	4,763,533
Series 2021 I, 3% 10/15/51	1,770,000	1,328,680
Series 2022 I:
4% 10/15/52	1,250,000	1,162,483
5.25% 10/15/57	2,000,000	2,162,844
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
5% 11/1/30	1,000,000	1,113,559
5% 11/1/31	750,000	832,883
5% 11/1/32	1,000,000	1,108,331
5% 11/1/33	3,250,000	3,592,760
5% 11/1/35	1,000,000	1,095,485
5% 11/1/36	1,250,000	1,363,774
5% 11/1/37	1,500,000	1,630,635
5% 11/1/38	1,595,000	1,727,089
(Detroit Wtr. And Sewerage Dept. Sewage Disp. Sys. Rev. And Rev. Rfdg. Local Proj. Bonds) Series 2014 C3, 5% 7/1/30 (Assured Guaranty Muni. Corp. Insured)	6,000,000	6,173,242
(Detroit Wtr. And Sewerage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj. Bonds) Series 2015, 5% 7/1/30	10,000	10,392
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33 (Pre-Refunded to 1/1/23 @ 100)	1,250,000	1,250,000
5% 1/1/40 (Pre-Refunded to 2/20/23 @ 100)	3,000,000	3,000,000
(Kalamazoo College Proj.) Series 2018:
4% 12/1/36	790,000	769,678
4% 12/1/47	2,610,000	2,345,643
(Lawrence Technological Univ. Proj.) Series 2017, 5% 2/1/47	3,195,000	2,925,702
(Trinity Health Proj.) Series 2017:
5% 12/1/30	710,000	778,458
5% 12/1/37	3,270,000	3,486,102
Bonds:
Series 2015 D2, 1.2%, tender 4/13/28 (c)	3,000,000	2,664,393
Series 2016 E1, 4%, tender 8/15/24 (c)	1,335,000	1,342,730
Series 2014 H1, 5% 10/1/39	4,725,000	4,809,476
Series 2015 C:
5% 7/1/26	570,000	592,074
5% 7/1/27	1,465,000	1,521,023
5% 7/1/28	1,500,000	1,556,634
5% 7/1/35	2,100,000	2,159,542
Series 2015 D1:
5% 7/1/34	1,250,000	1,286,941
5% 7/1/35	505,000	519,318
Series 2015 D2, 5% 7/1/34	1,000,000	1,029,793
Series 2016:
5% 11/15/28	2,655,000	2,816,835
5% 1/1/29	1,000,000	1,046,135
5% 11/15/29	2,950,000	3,118,026
5% 1/1/30	1,000,000	1,045,904
5% 1/1/31	1,170,000	1,223,518
5% 1/1/32	1,895,000	1,979,520
5% 1/1/33	1,915,000	1,998,282
5% 1/1/34	2,135,000	2,224,549
5% 11/15/34	1,135,000	1,180,022
5% 11/15/41	4,710,000	4,808,886
Series 2019 A:
3% 12/1/49	2,000,000	1,445,344
4% 2/15/44	2,500,000	2,327,595
4% 12/1/49	8,180,000	7,372,034
4% 2/15/50	4,000,000	3,606,658
5% 11/15/48	9,865,000	10,005,413
Series 2019 MI1, 5% 12/1/48	2,000,000	2,022,093
Series 2020 A:
4% 6/1/35	2,000,000	1,893,022
4% 6/1/37	2,000,000	1,848,968
4% 6/1/40	2,000,000	1,800,909
4% 6/1/49	4,250,000	3,521,882
Series 2020:
4% 11/1/55	2,500,000	2,251,647
5% 6/1/40	3,000,000	3,035,028
Series 2021, 5% 9/1/38	1,270,000	1,350,721
Series 2022:
4% 2/1/27	185,000	179,998
4% 2/1/32	285,000	268,137
4% 2/1/42	745,000	615,445
4% 4/15/42	2,000,000	1,861,901
4% 12/1/46	1,725,000	1,445,645
4% 12/1/51	1,100,000	892,755
Michigan Gen. Oblig. Series 2020 A, 4% 5/15/40	500,000	503,613
Michigan Hosp. Fin. Auth. Rev.:
Series 2010 F, 4% 11/15/47	290,000	264,553
Series 2010 F4, 5% 11/15/47	5,050,000	5,157,556
Series 2016, 5% 11/15/47	13,000,000	13,156,593
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series 2020 A1, 0.65% 10/1/24	300,000	287,805
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2019 B, 3.75% 6/1/50	2,710,000	2,698,415
Series 2020 C, 3% 6/1/51	3,115,000	3,027,236
Series 2021 A, 3% 6/1/52	3,315,000	3,208,451
Series 2022 A, 5% 6/1/53	2,455,000	2,558,640
Series 2022 D, 5.5% 6/1/53	2,500,000	2,668,571
Series A:
3.5% 12/1/50	2,420,000	2,390,568
4% 12/1/48	1,040,000	1,040,971
Series C, 4.25% 6/1/49	2,325,000	2,342,048
Michigan State Hsg. Dev. Auth. Series 2021 A, 0.55% 4/1/25	2,750,000	2,584,756
Michigan State Univ. Revs. Series 2019 C, 4% 2/15/44	1,500,000	1,434,346
Michigan Strategic Fund Ltd. Oblig. Rev.:
(I-75 Impt. Proj.):
Series 2017, 5% 6/30/25 (b)	1,100,000	1,121,459
Series 2018:
4.25% 12/31/38 (Assured Guaranty Muni. Corp. Insured) (b)	840,000	791,601
5% 12/31/25 (b)	1,260,000	1,290,542
5% 12/31/26 (b)	425,000	437,909
5% 6/30/29 (b)	35,000	36,282
(The Detroit Edison Co. Exempt Facilities Proj.) Series 2008 ET2, 1.35% 8/1/29	2,000,000	1,706,528
(The Detroit Edison Co. Poll. Cont. Bonds Proj.) Series 1995 CC, 1.45% 9/1/30	2,000,000	1,670,693
Bonds:
(Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (b)(c)	6,000,000	5,798,071
(Graphic Packaging Int'l., LLC Coated Recycled Board Machine Proj.) Series 2021, 4%, tender 10/1/26 (b)(c)	5,000,000	4,824,367
Series 2020:
4% 5/15/27	715,000	692,139
5% 5/15/44	1,500,000	1,379,812
Michigan Technological Univ. Series 2021, 4% 10/1/46	2,835,000	2,634,830
Michigan Trunk Line Fund Rev. Series 2020 B, 4% 11/15/45	1,500,000	1,418,108
Northern Michigan Univ. Revs. Series 2021:
4% 6/1/39	900,000	880,858
4% 6/1/40	500,000	483,490
4% 6/1/41	1,385,000	1,326,207
4% 6/1/46	1,850,000	1,705,852
5% 6/1/32	375,000	428,722
5% 6/1/33	365,000	414,835
5% 6/1/34	375,000	425,309
5% 6/1/35	375,000	421,645
5% 6/1/36	400,000	447,095
5% 6/1/37	675,000	748,628
Novi Cmnty. School District Series I:
5% 5/1/43	1,150,000	1,238,372
5% 5/1/44	1,175,000	1,262,229
Oakland Univ. Rev.:
Series 2013 A:
5% 3/1/25	995,000	997,082
5% 3/1/27	815,000	816,706
Series 2014:
5% 3/1/28	335,000	341,631
5% 3/1/29	525,000	535,271
Series 2016:
5% 3/1/28	1,150,000	1,216,236
5% 3/1/41	3,475,000	3,595,618
Series 2022 B:
5% 3/1/36	1,135,000	1,249,546
5% 3/1/37	1,265,000	1,376,180
Portage Pub. Schools:
Series 2016:
5% 11/1/32	2,500,000	2,649,507
5% 11/1/34	1,250,000	1,317,467
Series 2019, 4% 11/1/38	2,000,000	1,968,047
Series 2021, 4% 11/1/42	1,000,000	956,786
Ravenna Pub. Schools Gen. Oblig. Series 2021, 4% 5/1/51	2,140,000	1,954,267
Rochester Cmnty. School District Series I, 5% 5/1/31	1,500,000	1,597,035
Rockford Pub. Schools Gen. Oblig. Series 2019 I, 5% 5/1/42	3,050,000	3,262,599
Saginaw City School District Series 2021, 4% 5/1/47	3,000,000	2,730,559
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
4% 7/1/36	770,000	766,384
4% 7/1/37	820,000	807,460
4% 7/1/39	1,430,000	1,390,223
4% 7/1/40	490,000	472,896
Walled Lake Consolidated School District:
Series 2020, 5% 5/1/36	1,050,000	1,167,205
Series 2022, 5% 5/1/47	1,500,000	1,612,794
Warren Consolidated School District:
Series 2016:
5% 5/1/34	5,630,000	5,933,871
5% 5/1/35	1,250,000	1,313,038
Series 2017:
4% 5/1/24 (Assured Guaranty Muni. Corp. Insured)	750,000	759,123
4% 5/1/25 (Assured Guaranty Muni. Corp. Insured)	500,000	511,712
Series 2018:
5% 5/1/32	1,100,000	1,214,231
5% 5/1/34	1,175,000	1,291,041
5% 5/1/35	1,200,000	1,312,022
5% 5/1/36	1,000,000	1,087,797
5% 5/1/37	1,300,000	1,406,966
5% 5/1/38	800,000	863,487
Wayne County Arpt. Auth. Rev.:
Series 2012 B, 5% 12/1/32 (b)	1,500,000	1,501,039
Series 2014 C:
5% 12/1/29 (b)	720,000	736,759
5% 12/1/31 (b)	860,000	879,344
5% 12/1/34 (b)	1,655,000	1,682,984
Series 2015 D, 5% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	8,165,000	8,394,553
Series 2015 G:
5% 12/1/35	5,435,000	5,669,246
5% 12/1/36	5,760,000	5,979,544
Series 2017 A:
5% 12/1/37	545,000	573,483
5% 12/1/42	1,455,000	1,502,125
Series 2017 B, 5% 12/1/47 (b)	450,000	455,952
Series 2018 B, 5% 12/1/48 (b)	5,000,000	5,065,503
Series 2018 D:
5% 12/1/30 (b)	4,365,000	4,656,647
5% 12/1/31 (b)	2,825,000	3,008,106
5% 12/1/32 (b)	2,945,000	3,129,715
Series 2021 A:
5% 12/1/36	1,000,000	1,105,332
5% 12/1/37	1,500,000	1,644,243
5% 12/1/38	1,250,000	1,359,559
5% 12/1/39	1,500,000	1,623,577
Series 2021 B:
5% 12/1/35 (b)	1,225,000	1,309,452
5% 12/1/37 (b)	1,520,000	1,608,219
5% 12/1/46 (b)	1,280,000	1,310,463
Wayne State Univ. Revs. Series 2019 A:
4% 11/15/38	1,000,000	987,962
4% 11/15/39	800,000	780,676
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/25	320,000	331,839
5% 11/15/26	400,000	414,504
5% 11/15/28	650,000	671,655
5% 11/15/29	750,000	774,436
5% 11/15/30	855,000	881,917
5% 11/15/31	700,000	720,756
Series 2015 A:
5% 11/15/26	1,000,000	1,047,009
5% 11/15/28	2,505,000	2,610,510
Series 2019 A, 5% 11/15/44	2,000,000	2,139,057
Series 2021 A:
5% 11/15/27 (Assured Guaranty Muni. Corp. Insured)	300,000	327,214
5% 11/15/30 (Assured Guaranty Muni. Corp. Insured)	200,000	227,398
5% 11/15/31 (Assured Guaranty Muni. Corp. Insured)	150,000	170,686
5% 11/15/32 (Assured Guaranty Muni. Corp. Insured)	300,000	339,285
5% 11/15/34 (Assured Guaranty Muni. Corp. Insured)	400,000	449,855
5% 11/15/36 (Assured Guaranty Muni. Corp. Insured)	400,000	440,621
5% 11/15/38 (Assured Guaranty Muni. Corp. Insured)	625,000	682,538
5% 11/15/40 (Assured Guaranty Muni. Corp. Insured)	635,000	686,975
5% 11/15/51 (Assured Guaranty Muni. Corp. Insured)	5,000,000	5,291,170
5% 11/15/53 (Assured Guaranty Muni. Corp. Insured)	4,100,000	4,333,785
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,394,977
5% 5/1/32	2,000,000	2,135,272
TOTAL MICHIGAN		470,177,437
Puerto Rico - 1.2%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	1,643,730	888,536
5.625% 7/1/27	195,000	198,679
5.625% 7/1/29	595,000	608,812
5.75% 7/1/31	1,410,000	1,457,895
Puerto Rico Hsg. Fin. Auth. Series 2020, 5% 12/1/27	1,340,000	1,441,651
Puerto Rico Indl., Tourist, Edl., Med. And Envir. Cont. Facilities Fing. Auth. Series 2021:
4% 7/1/36	195,000	178,506
5% 7/1/30	485,000	531,018
5% 7/1/32	360,000	393,343
TOTAL PUERTO RICO		5,698,440
TOTAL MUNICIPAL BONDS (Cost $513,532,955)		477,921,935

Municipal Notes - 3.1%
	Principal Amount (a)	Value ($)
Michigan - 3.1%
Michigan Fin. Auth. Rev.:
(Hosp. Proj.) Series 2016 E2, 3.76% 1/6/23, VRDN (c)	2,470,000	2,470,000
Series 2016 E3, 3.7% 1/6/23, VRDN (c)	4,000,000	4,000,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series 2014 A, 3.63% 1/6/23 (Liquidity Facility Royal Bank of Canada), VRDN (b)(c)	9,200,000	9,200,000

TOTAL MUNICIPAL NOTES (Cost $15,670,000)		15,670,000

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $529,202,955)	493,591,935
NET OTHER ASSETS (LIABILITIES) - 0.7%	3,233,950
NET ASSETS - 100.0%	496,825,885

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	493,591,935	-	493,591,935	-
Total Investments in Securities:	493,591,935	-	493,591,935	-
Fidelity® Michigan Municipal Income Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $529,202,955):		$493,591,935
Receivable for investments sold		1,653,416
Receivable for fund shares sold		1,394,561
Interest receivable		5,114,306
Prepaid expenses		586
Other receivables		1,621
Total assets		501,756,425
Liabilities
Payable to custodian bank	$3,793,684
Payable for fund shares redeemed	582,866
Distributions payable	300,783
Accrued management fee	150,067
Other affiliated payables	54,733
Other payables and accrued expenses	48,407
Total Liabilities		4,930,540
Net Assets		$496,825,885
Net Assets consist of:
Paid in capital		$536,318,647
Total accumulated earnings (loss)		(39,492,762)
Net Assets		$496,825,885
Net Asset Value , offering price and redemption price per share ($496,825,885 ÷ 44,318,867 shares)		$11.21

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$16,292,756
Expenses
Management fee	$2,070,689
Transfer agent fees	616,395
Accounting fees and expenses	144,365
Custodian fees and expenses	7,412
Independent trustees' fees and expenses	1,964
Registration fees	24,197
Audit	52,492
Legal	8,430
Miscellaneous	2,912
Total expenses before reductions	2,928,856
Expense reductions	(18,486)
Total expenses after reductions		2,910,370
Net Investment income (loss)		13,382,386
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(3,890,904)
Total net realized gain (loss)		(3,890,904)
Change in net unrealized appreciation (depreciation) on investment securities		(74,601,773)
Net gain (loss)		(78,492,677)
Net increase (decrease) in net assets resulting from operations		$(65,110,291)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,382,386	$15,137,759
Net realized gain (loss)	(3,890,904)	4,360,076
Change in net unrealized appreciation (depreciation)	(74,601,773)	(8,677,684)
Net increase (decrease) in net assets resulting from operations	(65,110,291)	10,820,151
Distributions to shareholders	(14,112,830)	(18,599,520)
Share transactions
Proceeds from sales of shares	91,927,922	98,407,493
Reinvestment of distributions	9,900,392	12,950,242
Cost of shares redeemed	(257,381,337)	(88,383,573)
Net increase (decrease) in net assets resulting from share transactions	(155,553,023)	22,974,162
Total increase (decrease) in net assets	(234,776,144)	15,194,793

Net Assets
Beginning of period	731,602,029	716,407,236
End of period	$496,825,885	$731,602,029

Other Information
Shares
Sold	7,997,442	7,722,513
Issued in reinvestment of distributions	859,107	1,018,827
Redeemed	(22,425,043)	(6,946,787)
Net increase (decrease)	(13,568,494)	1,794,553

Financial Highlights
Fidelity® Michigan Municipal Income Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.64	$12.77	$12.47	$11.97	$12.22
Income from Investment Operations
Net investment income (loss) A,B	.261	.265	.283	.309	.319
Net realized and unrealized gain (loss)	(1.418)	(.070)	.347	.541	(.216)
Total from investment operations	(1.157)	.195	.630	.850	.103
Distributions from net investment income	(.260)	(.265)	(.284)	(.310)	(.318)
Distributions from net realized gain	(.013)	(.060)	(.046)	(.040)	(.035)
Total distributions	(.273)	(.325)	(.330)	(.350)	(.353)
Net asset value, end of period	$11.21	$12.64	$12.77	$12.47	$11.97
Total Return C	(9.18)%	1.54%	5.11%	7.16%	.90%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.49%	.48%	.48%	.48%	.49%
Expenses net of fee waivers, if any	.49%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.49%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.25%	2.08%	2.25%	2.50%	2.67%
Supplemental Data
Net assets, end of period (000 omitted)	$496,826	$731,602	$716,407	$673,051	$597,684
Portfolio turnover rate F	8%	13%	13%	14%	22%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance December 31, 2022 (Unaudited)
Current 7-Day Yields

Fidelity® Michigan Municipal Money Market Fund	3.18%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2022, the most recent period shown in the table, would have been 3.16% for Fidelity® Michigan Municipal Money Market Fund.

Effective Maturity Diversification (% of Fund's Investments)
Days
1 - 7	98.8
31 - 60	1.2
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Michigan Municipal Money Market Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Variable Rate Demand Note - 42.9%
	Principal Amount (a)	Value ($)
Alabama - 0.8%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 4.15% 1/6/23, VRDN (b)(c)	1,100,000	1,100,000
West Jefferson Indl. Dev. Series 2008, 3.78% 1/6/23, VRDN (b)	200,000	200,000
TOTAL ALABAMA		1,300,000
Arizona - 0.2%
Maricopa County Poll. Cont. Rev. Series 2009 C, 4% 1/6/23, VRDN (b)	400,000	400,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 3.68% 1/6/23, VRDN (b)	400,000	400,000
Series 2007 B, 3.68% 1/6/23, VRDN (b)	100,000	100,000
TOTAL KANSAS		500,000
Michigan - 40.7%
Central Michigan Univ. Rev. Series 2008 A, 3.66% 1/6/23, LOC TD Banknorth, NA, VRDN (b)	2,145,000	2,145,000
Grand Valley Michigan State Univ. Rev. Series 2008 B, 3.66% 1/6/23, LOC TD Banknorth, NA, VRDN (b)	1,945,000	1,945,000
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2008 B3, 3.65% 1/6/23 (Liquidity Facility Wells Fargo Bank NA), VRDN (b)	400,000	400,000
Lakeview School District Calhoun County Series B, 3.66% 1/6/23 (Michigan Gen. Oblig. Guaranteed), LOC TD Banknorth, NA, VRDN (b)	1,355,000	1,355,000
Michigan Fin. Auth. Rev. (Hosp. Proj.) Series 2016 E2, 3.76% 1/6/23, VRDN (b)	300,000	300,000
Michigan Hsg. Dev. Auth. Rental Hsg. Rev.:
Series 2002 A, 3.8% 1/6/23, LOC Bank of America NA, VRDN (b)(c)	4,300,000	4,300,000
Series 2008 A, 3.68% 1/6/23, LOC Barclays Bank PLC, VRDN (b)(c)	2,895,000	2,895,000
Series 2018 C, 3.75% 1/6/23, LOC Bank of America NA, VRDN (b)(c)	9,325,000	9,325,000
Michigan State Univ. Revs. Series 2000 A:
3.68% 1/6/23 (Liquidity Facility Northern Trust Co.), VRDN (b)	3,105,000	3,105,000
3.68% 1/6/23 (Liquidity Facility PNC Bank NA), VRDN (b)	3,725,000	3,725,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 3.75% 1/3/23, LOC Comerica Bank, VRDN (b)	1,450,000	1,450,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 3.7% 1/6/23, LOC Bank of Nova Scotia, VRDN (b)	10,660,000	10,660,000
Univ. of Michigan Rev. Series 2012 A, 3.55% 1/6/23, VRDN (b)	6,000,000	6,000,000
FHLMC Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 3.7% 1/6/23, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	17,465,000	17,465,000
TOTAL MICHIGAN		65,070,000
Nebraska - 0.9%
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 4.15% 1/6/23, VRDN (b)(c)	500,000	500,000
Series 1998, 4.15% 1/6/23, VRDN (b)(c)	1,000,000	1,000,000
TOTAL NEBRASKA		1,500,000
TOTAL VARIABLE RATE DEMAND NOTE (Cost $68,770,000)		68,770,000

Tender Option Bond - 21.4%
	Principal Amount (a)	Value ($)
Colorado - 0.5%
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN Series 2022 004, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	800,000	800,000
Connecticut - 0.2%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	400,000	400,000
Florida - 0.3%
Miami-Dade County Aviation Rev. Participating VRDN Series 2022 025, 3.84% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	100,000	100,000
Miami-Dade County Wtr. & Swr. Rev. Participating VRDN Series 2021 XF 11 01, 3.72% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)(e)	400,000	400,000
TOTAL FLORIDA		500,000
Maryland - 0.3%
Univ. of Maryland Med. Sys., Participating VRDN Series 2022 031, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	500,000	500,000
Michigan - 19.8%
Detroit Downtown Dev. Auth. Tax Participating VRDN Series Floaters XX 11 01, 3.7% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	8,000,000	8,000,000
Eastern Michigan Univ. Revs. Participating VRDN Series Floater 046, 3.86% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	1,600,000	1,600,000
Grand Rapids San. Swr. Sys. Rev. Participating VRDN Series Floaters XF 26 12, 3.58% 1/6/23 (Liquidity Facility Citibank NA) (b)(d)(e)	4,000,000	4,000,000
Mclaren Health Care Corp. Participating VRDN Series XL 02 71, 3.76% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	1,740,000	1,740,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series 2021 XF 11 15, 3.72% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)(e)	2,285,000	2,285,000
Series Floaters XF 26 09, 3.69% 1/6/23 (Liquidity Facility Citibank NA) (b)(d)(e)	800,000	800,000
Series Floaters XM 04 65, 3.69% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	700,000	700,000
Series Floaters XM 07 43, 3.37% 1/6/23 (Liquidity Facility Wells Fargo Bank NA) (b)(d)(e)	500,000	500,000
Michigan Fin. Auth. Rev. Participating VRDN Series XM 04 72, 3.69% 1/6/23 (Liquidity Facility Citibank NA) (b)(d)(e)	1,450,000	1,450,000
Michigan Hosp. Fin. Auth. Rev. Participating VRDN Series 2022 ZF 14 01, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	1,250,000	1,250,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Participating VRDN Series YZ 11 94, 3.69% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	1,400,000	1,400,000
Trenton Pub. Schools School District Participating VRDN Series Floaters CTFS G 102, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	3,100,000	3,100,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 3.69% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	1,900,500	1,900,500
Series 15 XF2205, 3.32% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	2,400,000	2,400,000
Series Floaters XF 25 48, 3.57% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	500,000	500,000
TOTAL MICHIGAN		31,625,500
Missouri - 0.2%
Kansas City Indl. Dev. Auth. Participating VRDN Series XG 03 96, 3.85% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)(e)	300,000	300,000
New York - 0.1%
New York City Gen. Oblig. Participating VRDN Series 2020 003, 3.81% 2/10/23 (Liquidity Facility Wells Fargo Bank NA) (b)(d)(e)	100,000	100,000
TOTAL TENDER OPTION BOND (Cost $34,225,500)		34,225,500

Investment Company - 35.7%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 3.72% (f)(g) (Cost $57,148,727)	57,137,992	57,148,727

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $160,144,227)	160,144,227
NET OTHER ASSETS (LIABILITIES) - 0.0%	(74,138)
NET ASSETS - 100.0%	160,070,089

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Provides evidence of ownership in one or more underlying municipal bonds.
(e)	Coupon rates are determined by re-marketing agents based on current market conditions.
(f)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	21,013,810	108,406,999	72,273,000	310,218	918	-	57,148,727	2.3%
Total	21,013,810	108,406,999	72,273,000	310,218	918	-	57,148,727

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in these securities. For more information on valuation inputs, refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Fidelity® Michigan Municipal Money Market Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $102,995,500)	$102,995,500
Fidelity Central Funds (cost $57,148,727)	57,148,727

Total Investment in Securities (cost $160,144,227)		$160,144,227
Interest receivable		444,732
Distributions receivable from Fidelity Central Funds		134,304
Prepaid expenses		75
Receivable from investment adviser for expense reductions		5,306
Total assets		160,728,644
Liabilities
Payable to custodian bank	388,660
Payable for fund shares redeemed	103,032
Distributions payable	37,956
Accrued management fee	46,823
Other affiliated payables	23,196
Other payables and accrued expenses	58,888
Total Liabilities		658,555
Net Assets		$160,070,089
Net Assets consist of:
Paid in capital		$160,084,130
Total accumulated earnings (loss)		(14,041)
Net Assets		$160,070,089
Net Asset Value , offering price and redemption price per share ($160,070,089 ÷ 159,907,745 shares)		$1.00

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$1,830,550
Income from Fidelity Central Funds		309,871
Total Income		2,140,421
Expenses
Management fee	$637,868
Transfer agent fees	288,329
Accounting fees and expenses	28,604
Custodian fees and expenses	2,315
Independent trustees' fees and expenses	599
Registration fees	18,050
Audit	40,131
Legal	10,667
Miscellaneous	27,152
Total expenses before reductions	1,053,715
Expense reductions	(192,036)
Total expenses after reductions		861,679
Net Investment income (loss)		1,278,742
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(13,562)
Fidelity Central Funds	918
Capital gain distributions from Fidelity Central Funds	347
Total net realized gain (loss)		(12,297)
Net increase in net assets resulting from operations		$1,266,445
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,278,742	$21,052
Net realized gain (loss)	(12,297)	23,323
Net increase in net assets resulting from operations	1,266,445	44,375
Distributions to shareholders	(1,402,551)	(105,307)
Share transactions
Proceeds from sales of shares	12,675,176	25,122,420
Reinvestment of distributions	1,248,480	99,870
Cost of shares redeemed	(55,069,884)	(38,896,191)
Net increase (decrease) in net assets and shares resulting from share transactions	(41,146,228)	(13,673,901)
Total increase (decrease) in net assets	(41,282,334)	(13,734,833)

Net Assets
Beginning of period	201,352,423	215,087,256
End of period	$160,070,089	$201,352,423

Other Information
Shares
Sold	12,675,177	25,122,420
Issued in reinvestment of distributions	1,248,480	99,870
Redeemed	(55,069,885)	(38,896,191)
Net increase (decrease)	(41,146,228)	(13,673,901)

Financial Highlights
Fidelity® Michigan Municipal Money Market Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.008	- B	.003	.010	.009
Net realized and unrealized gain (loss)	- B	- B	- B	- B	.001
Total from investment operations	.008	- B	.003	.010	.010
Distributions from net investment income	(.008)	- B	(.003)	(.010)	(.009)
Distributions from net realized gain	(.001)	- B	- B	- B	(.001)
Total distributions	(.008) C	- B	(.003)	(.010)	(.010)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return D	.83%	.05%	.34%	.98%	1.01%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.57%	.55%	.55%	.55%	.55%
Expenses net of fee waivers, if any	.47%	.09%	.32%	.55%	.55%
Expenses net of all reductions	.47%	.09%	.32%	.55%	.55%
Net investment income (loss)	.70%	.01%	.34%	.98%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$160,070	$201,352	$215,087	$253,138	$310,652

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Amount represents less than $.0005 per share.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares.   Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Michigan.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Income Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Income Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Income Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and capital loss carryforwards.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Michigan Municipal Income Fund	$529,193,793	$1,228,432	$(36,830,290)	$(35,601,858)
Fidelity Michigan Municipal Money Market Fund	160,144,227	-	-	-

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$(3,890,904)	$(35,601,858)
Fidelity Michigan Municipal Money Market Fund	(12,297)	-

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Michigan Municipal Income Fund	$(645,766)	$(3,245,138)	$(3,890,904)
Fidelity Michigan Municipal Money Market Fund	(12,297)	-	(12,297)

The tax character of distributions paid was as follows:

December 31, 2022
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$13,373,131	$-	$739,699	$14,112,830
Fidelity Michigan Municipal Money Market Fund	1,278,768	123,783	-	1,402,551

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$15,137,601	$3,461,919	$18,599,520
Fidelity Michigan Municipal Money Market Fund	20,999	84,308	105,307
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Michigan Municipal Income Fund	43,409,588	196,999,386

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.10%	.35%
Fidelity Michigan Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.10%
Fidelity Michigan Municipal Money Market Fund	.16%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Michigan Municipal Income Fund	.02
Fidelity Michigan Municipal Money Market Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Michigan Municipal Income Fund	-	17,650,000	-
Fidelity Michigan Municipal Money Market Fund	3,420,000	19,555,000	-

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Michigan Municipal Income Fund	$1,100

7. Expense Reductions.
The investment adviser voluntarily agreed to reimburse expenses of Michigan Municipal Money Market Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

Michigan Municipal Money Market Fund was in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Michigan Municipal Money Market Fund	.55%	$18,586
Additionally, the investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $170,048.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Michigan Municipal Income Fund	$7,412
Fidelity Michigan Municipal Money Market Fund	73

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$11,074
Fidelity Michigan Municipal Money Market Fund	3,329
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In July 2022, the Board of Trustees approved a Plan of Liquidation and Dissolution for Fidelity Michigan Municipal Money Market Fund. The Fund distributed all of its net assets to its shareholders on January 13, 2023. The Fund was closed to new accounts on December 1, 2022.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Michigan Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® Michigan Municipal Income Fund	.48%
Actual		$ 1,000	$ 999.40	$ 2.42
Hypothetical- B		$ 1,000	$ 1,022.79	$ 2.45

Fidelity® Michigan Municipal Money Market Fund	.58%
Actual		$ 1,000	$ 1,007.90	$ 2.94
Hypothetical- B		$ 1,000	$ 1,022.28	$ 2.96

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2022, 100% of each fund's income dividends were free from federal income tax, and 9.80% and 18.30% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Center

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Michigan Municipal Income Fund) . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Michigan Municipal Money Market Fund) . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. For each fund, the Total mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Fidelity Michigan Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2021. The Board also noted that the management fee rate was seven BP above the Total Mapped Group median and nine BP above the ASPG median. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity believes the fee charged for the fund is reasonable for overall value of the services provided and also considered that in July 2022 the Board approved and recommended to shareholders for their approval the reorganization of the fund into Fidelity Municipal Money Market Fund. The Board further noted that the proposed reorganization was expected to result in a reduction in the fund's total expense ratio.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that Fidelity Michigan Municipal Income Fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board noted that Fidelity Michigan Municipal Money Market Fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021. The Board considered that Fidelity has been voluntarily waiving part or all of the management fees to maintain a minimum yield for Fidelity Michigan Municipal Money Market Fund.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.540080.125
MIR-ANN-0323
Fidelity® Ohio Municipal Income Fund
Fidelity® Ohio Municipal Money Market Fund

Annual Report
December 31, 2022

Contents

Fidelity® Ohio Municipal Income Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Ohio Municipal Income Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	-8.60%	0.79%	2.09%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,297 Fidelity® Ohio Municipal Income Fund
$12,348 Bloomberg Municipal Bond Index

Fidelity® Ohio Municipal Income Fund
Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the fiscal year ending December 31, 2022, the fund returned -8.60%, roughly in line, net of fees, with the -8.56% result of the state-specific Bloomberg Ohio Enhanced Municipal Linked Index, as well as the -8.53% return of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state-specific index, duration (interest rate) positioning contributed to performance. The fund had less sensitivity to interest rates, as measured by its shorter duration, than the index and therefore was hurt less as interest rates rose. A higher-than-average yield on the fund's underlying holdings provided another boost to the relative result. The fund's underweight in bonds backed by Promedica Healthcare, a struggling not-for-profit healthcare system that lagged the state index, also contributed. In contrast, the fund's overall overweight exposure to the health care sector detracted from relative performance, as many of the fund's holdings in the sector were lower-quality investment-grade bonds that produced subpar results in an environment that favored higher-quality issues.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Ohio Municipal Income Fund
Investment Summary December 31, 2022 (Unaudited)
Revenue Sources (% of Fund's net assets)
Health Care	40.5%
Education	16.3%
General Obligations	11.9%
Special Tax	10.5%
Transportation	5.2%
Others* (Individually Less Than 5%)	15.6%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Municipal Bonds - 89.1%
	Principal Amount (a)	Value ($)
Guam - 0.2%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (b)	545,000	556,509
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (b)	355,000	362,497
6.375% 10/1/43 (b)	355,000	362,818
TOTAL GUAM		1,281,824
Ohio - 87.8%
Akron Bath Copley Hosp. District Rev.:
(Summa Health Sys.) Series 2016, 5% 11/15/25	1,000,000	1,041,076
Series 2016:
5% 11/15/26	535,000	564,036
5.25% 11/15/32	1,000,000	1,049,317
5.25% 11/15/34	1,500,000	1,557,011
5.25% 11/15/41	10,545,000	10,713,004
5.25% 11/15/46	2,650,000	2,677,502
Akron Income Tax Rev. Series 2022:
4% 12/1/24	1,075,000	1,100,010
4% 12/1/25	1,400,000	1,450,382
4% 12/1/26	1,120,000	1,173,376
4% 12/1/27	1,180,000	1,246,652
4% 12/1/28	1,380,000	1,468,176
4% 12/1/29	1,500,000	1,605,840
4% 12/1/30	1,210,000	1,285,383
4% 12/1/31	1,105,000	1,165,986
4% 12/1/32	1,285,000	1,351,746
4% 12/1/33	1,300,000	1,359,455
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
4% 8/1/36	5,000,000	5,004,044
5% 8/1/42	4,175,000	4,362,800
Series 2020 A:
4% 12/1/40	11,880,000	11,126,599
5% 12/1/35	750,000	816,750
Bowling Green Univ. Gen. Receipts Series 2016 A, 5% 6/1/42	1,000,000	1,041,216
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	1,500,000	1,055,788
4% 6/1/37	2,000,000	1,899,287
4% 6/1/38	1,000,000	941,014
4% 6/1/39	1,000,000	931,314
4% 6/1/48	5,750,000	4,920,310
5% 6/1/27	1,000,000	1,048,279
5% 6/1/35	2,000,000	2,090,521
5% 6/1/36	2,000,000	2,079,244
Series 2020 B2, 5% 6/1/55	1,500,000	1,302,001
Butler County Hosp. Facilities Rev. Series 2016 X, 5% 5/15/32	3,950,000	4,565,106
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	8,535,000	8,223,707
Cleveland Arpt. Sys. Rev.:
Series 2018 A:
5% 1/1/43 (Assured Guaranty Muni. Corp. Insured) (b)	1,750,000	1,788,054
5% 1/1/48 (Assured Guaranty Muni. Corp. Insured) (b)	3,000,000	3,044,222
Series 2019 B:
5% 1/1/24 (b)	1,200,000	1,220,456
5% 1/1/25 (b)	1,125,000	1,156,687
5% 1/1/26 (b)	710,000	739,585
5% 1/1/27 (b)	700,000	736,772
Cleveland Gen. Oblig. Series 2012, 5% 12/1/25	25,000	25,035
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/29	600,000	664,780
5% 10/1/30	420,000	465,214
5% 10/1/31	650,000	717,271
5% 10/1/33	600,000	659,390
5% 10/1/36	700,000	757,021
5% 10/1/39	2,040,000	2,185,673
5% 10/1/43	5,000,000	5,319,604
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016, 5% 11/15/36	450,000	463,527
Cleveland Pub. Library Facilities Series 2019 A:
4% 12/1/33	425,000	447,892
4% 12/1/34	370,000	386,693
4% 12/1/35	620,000	644,997
4% 12/1/36	1,400,000	1,439,367
4% 12/1/37	1,115,000	1,135,198
4% 12/1/38	650,000	652,683
Cleveland Pub. Pwr. Sys. Rev.:
Series 2018:
5% 11/15/24 (Assured Guaranty Muni. Corp. Insured)	475,000	493,100
5% 11/15/25 (Assured Guaranty Muni. Corp. Insured)	200,000	212,027
5% 11/15/26 (Assured Guaranty Muni. Corp. Insured)	265,000	286,148
5% 11/15/27 (Assured Guaranty Muni. Corp. Insured)	220,000	241,735
5% 11/15/28 (Assured Guaranty Muni. Corp. Insured)	150,000	166,203
5% 11/15/29 (Assured Guaranty Muni. Corp. Insured)	210,000	232,603
5% 11/15/30 (Assured Guaranty Muni. Corp. Insured)	530,000	585,495
5% 11/15/32 (Assured Guaranty Muni. Corp. Insured)	365,000	399,915
5% 11/15/34 (Assured Guaranty Muni. Corp. Insured)	785,000	851,561
5% 11/15/36 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,075,096
5% 11/15/38 (Assured Guaranty Muni. Corp. Insured)	830,000	887,062
Series 2020 A:
4% 11/15/35 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,016,133
4% 11/15/36 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,005,565
4% 11/15/37 (Assured Guaranty Muni. Corp. Insured)	1,000,000	997,313
Cleveland Wtr. Rev.:
Series 2015 Y, 4% 1/1/28	650,000	658,770
Series 2020:
5% 1/1/30	2,000,000	2,288,027
5% 1/1/31	2,250,000	2,573,173
5% 1/1/32	1,000,000	1,137,539
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	3,427,869
Cleveland-Cuyahoga County Port Auth. Rev. (Euclid Avenue Dev. Corp. Proj.) Series 2022 A:
5% 8/1/34	1,865,000	2,021,508
5% 8/1/35	1,910,000	2,046,148
5% 8/1/36	2,065,000	2,197,142
5% 8/1/37	2,170,000	2,293,123
County of Cuyahoga (Ballpark Impt. Proj.) Series 2022 A:
4% 1/1/36	3,855,000	3,964,432
4% 1/1/37	3,755,000	3,839,789
Cuyahoga County Econ. Dev. Rev.:
(The Cleveland Orchestra Proj.) Series 2019:
5% 1/1/29	325,000	355,444
5% 1/1/30	250,000	275,053
5% 1/1/31	525,000	577,431
5% 1/1/32	500,000	548,729
5% 1/1/33	400,000	438,043
5% 1/1/34	300,000	328,469
5% 1/1/35	500,000	543,886
5% 1/1/36	440,000	475,688
5% 1/1/37	400,000	429,732
5% 1/1/39	1,400,000	1,495,340
5% 1/1/40	1,620,000	1,726,528
Series 2020 D, 5% 12/1/27	2,500,000	2,755,109
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/26	1,750,000	1,835,656
5% 2/15/27	1,700,000	1,793,724
5% 2/15/28	2,385,000	2,501,942
5% 2/15/30	3,000,000	3,136,424
5% 2/15/31	1,500,000	1,565,893
5% 2/15/32	1,450,000	1,510,380
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	4,872,662
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	2,500,000	2,471,232
5% 12/1/51	6,000,000	5,771,417
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,298,675
5% 12/1/26	3,045,000	3,158,397
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	3,600,000	3,648,155
Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (c)	2,465,000	2,479,741
Series 2016 C:
4% 11/1/40	3,000,000	2,930,398
5% 11/1/34	2,155,000	2,306,075
Franklin County Ohio Sales Tax R Series 2018, 5% 6/1/48	5,920,000	6,296,204
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/27	3,825,000	3,848,743
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,339,477
5% 1/1/36	3,450,000	3,341,087
Hamilton County Hosp. Facilities Rev. Series 2014, 5% 2/1/44	775,000	768,255
Kent State Univ. Revs.:
Series 2016, 5% 5/1/30	1,125,000	1,195,574
Series 2020 A:
5% 5/1/45	1,250,000	1,335,225
5% 5/1/50	1,700,000	1,804,607
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	770,000	810,987
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (c)	6,235,000	6,340,782
Series 2019, 5% 8/1/24	655,000	665,462
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/45	5,500,000	5,628,815
5% 8/1/49	1,750,000	1,779,997
Miami Univ. Series 2022 A:
5% 9/1/25	780,000	823,139
5% 9/1/26	820,000	882,164
5% 9/1/27	575,000	629,592
5% 9/1/28	520,000	577,599
5% 9/1/29	545,000	613,082
5% 9/1/30	500,000	570,613
5% 9/1/31	700,000	808,590
5% 9/1/32	735,000	842,446
5% 9/1/33	780,000	889,670
5% 9/1/34	1,000,000	1,130,397
Miamisburg City School District Series 2016:
5% 12/1/28 (Pre-Refunded to 12/1/25 @ 100)	500,000	533,450
5% 12/1/29 (Pre-Refunded to 12/1/25 @ 100)	300,000	320,070
Middleburg Heights Hosp. Rev.:
Series 2020 A, 4% 8/1/47	3,000,000	2,634,055
Series 2021 A, 4% 8/1/41	3,000,000	2,782,634
Milford Exempt Village School District Series 2015, 3.5% 12/1/31	500,000	504,210
Montgomery County Hosp. Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2021:
3% 8/1/51	4,880,000	3,342,787
4% 8/1/37	1,125,000	1,112,552
4% 8/1/41	850,000	821,634
4% 8/1/51	2,000,000	1,775,380
5% 8/1/32	750,000	817,438
5% 8/1/36	1,225,000	1,301,687
5% 8/1/38	1,000,000	1,053,643
5% 8/1/39	1,100,000	1,150,036
Series 2021, 4% 8/1/46	1,230,000	1,132,823
Ohio Cap. Facilities Lease (Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 10/1/32	1,625,000	1,775,773
5% 10/1/33	1,500,000	1,634,314
5% 10/1/35	1,450,000	1,569,157
5% 10/1/36	1,250,000	1,349,859
5% 10/1/37	1,430,000	1,541,626
Ohio Gen. Oblig. Series 2021 A:
5% 3/1/40	1,345,000	1,489,008
5% 3/1/41	2,000,000	2,203,313
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2019 B:
5% 12/1/37	835,000	905,307
5% 12/1/38	1,100,000	1,188,593
5% 12/1/39	775,000	834,133
(Denison Univ. 2021 Proj.) Series 2021:
4% 11/1/39	400,000	392,473
4% 11/1/45	1,900,000	1,794,088
5% 11/1/30	300,000	340,921
5% 11/1/33	300,000	337,973
5% 11/1/35	300,000	334,077
5% 11/1/41	300,000	326,999
(Kenyon College 2015 Proj.) Series 2015, 5% 7/1/41	3,100,000	3,169,001
(Kenyon College 2020 Proj.) Series 2020:
5% 7/1/38	2,500,000	2,663,947
5% 7/1/39	2,640,000	2,801,354
(Kenyon College, Oh. Proj.) Series 2017:
4% 7/1/36	400,000	392,814
4% 7/1/37	450,000	436,905
5% 7/1/28	400,000	427,065
5% 7/1/29	735,000	784,553
5% 7/1/30	300,000	320,139
5% 7/1/31	400,000	426,466
5% 7/1/33	650,000	690,647
5% 7/1/35	1,550,000	1,633,790
5% 7/1/42	1,400,000	1,454,067
(Otterbein Univ. 2022 Proj.) Series 2022 A, 4% 12/1/46	1,250,000	1,059,724
(The College of Wooster 2018 Proj.) Series 2018:
5% 9/1/33	1,445,000	1,580,716
5% 9/1/45	4,255,000	4,453,127
(Univ. of Dayton 2018 Proj.) Series A, 5% 12/1/48	1,000,000	1,028,448
(Univ. of Dayton 2020 Proj.) Series 2020:
4% 2/1/36	900,000	903,038
5% 2/1/34	1,000,000	1,092,576
5% 2/1/35	800,000	867,978
(Univ. of Dayton Proj.) Series 2018 B:
4% 12/1/33	1,155,000	1,174,303
5% 12/1/29	1,310,000	1,416,532
5% 12/1/31	1,130,000	1,215,390
5% 12/1/35	1,000,000	1,061,693
5% 12/1/36	1,000,000	1,057,807
(Xavier Univ. Proj.) Series 2015 C, 5% 5/1/29	855,000	888,041
Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (c)	5,000,000	4,692,482
Series 2019, 4% 10/1/49	3,270,000	2,866,725
Ohio Hosp. Facilities Rev.:
Series 2019 B, 4% 1/1/40	3,000,000	2,994,261
Series 2021 B:
5% 1/1/30	2,500,000	2,844,684
5% 1/1/31	2,180,000	2,518,013
5% 1/1/32	1,580,000	1,845,213
5% 1/1/33	2,410,000	2,806,552
5% 1/1/34	2,425,000	2,796,341
5% 1/1/35	230,000	262,942
5% 1/1/36	540,000	612,348
5% 1/1/37	250,000	279,709
5% 1/1/38	855,000	949,092
5% 1/1/39	925,000	1,018,044
Ohio Hosp. Rev.:
Series 2013 A, 5% 1/15/28	720,000	720,384
Series 2020 A, 4% 1/15/50	1,000,000	871,087
Series 2020:
3% 1/15/45	2,500,000	1,856,289
4% 11/15/37	1,025,000	952,840
4% 11/15/39	1,115,000	1,017,927
4% 11/15/40	1,110,000	1,003,535
4% 11/15/41	1,175,000	1,056,223
5% 11/15/33	1,270,000	1,351,921
5% 11/15/35	1,465,000	1,542,275
Series 2021 A, 3% 1/15/46	5,000,000	3,660,910
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.):
Series 2017 B, 4.5% 3/1/47 (b)	355,000	356,278
Series 2019 B, 4.5% 3/1/50	4,600,000	4,662,866
(Mtg.-Backed Securities Prog.) Series 2022 A:
5% 3/1/30	400,000	446,405
5% 3/1/31	600,000	677,628
5% 9/1/31	640,000	726,199
Series 2021 C, 3.25% 3/1/51	7,850,000	7,664,590
Series 2022 B, 5% 3/1/52	3,000,000	3,126,575
Ohio Parks & Recreation Cap. Facilities (Parks and Recreation Impt. Fund Proj.) Series 2022 A:
5% 12/1/27	1,325,000	1,463,411
5% 12/1/28	1,325,000	1,489,168
5% 12/1/29	1,500,000	1,710,671
5% 12/1/30	1,600,000	1,850,712
5% 12/1/31	1,000,000	1,171,034
Ohio Spl. Oblig.:
(Administrative Bldg. Fund Projs.) Series 2020 B, 5% 4/1/39	1,865,000	2,036,743
(Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 4/1/29	2,535,000	2,758,849
5% 4/1/30	2,250,000	2,441,172
5% 4/1/31	2,000,000	2,164,940
5% 4/1/32	1,115,000	1,204,179
5% 4/1/33	1,850,000	1,988,794
5% 4/1/34	1,000,000	1,072,145
Series 2020 A:
5% 2/1/29	2,875,000	3,235,167
5% 2/1/30	1,045,000	1,193,458
Series 2021 A:
5% 4/1/34	1,430,000	1,638,524
5% 4/1/35	1,660,000	1,887,062
5% 4/1/37	1,680,000	1,875,370
5% 4/1/38	1,000,000	1,108,120
5% 4/1/39	1,000,000	1,103,067
5% 4/1/40	1,110,000	1,218,617
5% 4/1/41	750,000	819,698
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	3,952,953
(Infrastructure Projs.):
Series 2022 A, 5% 2/15/39	5,730,000	6,458,629
Series A3, 0% 2/15/37	400,000	161,039
Series A, 5% 2/15/46	7,500,000	8,068,924
Port Auth. Econ. Dev. Rev.:
(Univ. of Northwestern Ohio Proj.) Series 2021, 4% 12/1/35	1,300,000	1,209,155
Series 2021, 4% 12/1/31	710,000	697,160
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019, 5% 12/1/49	2,000,000	1,915,314
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/28	5,030,000	5,248,614
5% 2/15/30	3,860,000	3,989,557
5% 2/15/32	2,550,000	2,616,818
5% 2/15/33	2,460,000	2,514,320
5% 2/15/34	4,450,000	4,540,237
Univ. of Cincinnati Gen. Receipts:
Series 2016 A:
5% 6/1/32	745,000	796,340
5% 6/1/33	800,000	854,057
5% 6/1/34	585,000	622,963
Series 2016 C, 5% 6/1/41	2,585,000	2,707,412
Series 2019 A, 3% 6/1/39	3,000,000	2,541,173
Univ. of Toledo Gen. Receipts Series 2018 A:
5% 6/1/26	600,000	640,141
5% 6/1/27	350,000	379,767
Village of Bluffton Hosp. Facilities Blanchard Valley Reg Health Ctr. Series 2017:
4% 12/1/32	1,500,000	1,514,350
5% 12/1/29	825,000	874,107
5% 12/1/31	750,000	793,182
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	200,000	203,006
6% 12/1/29	215,000	218,834
6% 12/1/30	230,000	234,199
6% 12/1/31	245,000	248,944
Wright State Univ. Gen. Receipts Series 2022 A:
5% 5/1/24 (Build America Mutual Assurance Insured)	540,000	554,447
5% 5/1/25 (Build America Mutual Assurance Insured)	490,000	512,970
5% 5/1/26 (Build America Mutual Assurance Insured)	520,000	554,660
5% 5/1/27 (Build America Mutual Assurance Insured)	545,000	590,073
5% 5/1/28 (Build America Mutual Assurance Insured)	565,000	621,853
5% 5/1/29 (Build America Mutual Assurance Insured)	600,000	670,160
5% 5/1/30 (Build America Mutual Assurance Insured)	235,000	265,269
5% 5/1/31 (Build America Mutual Assurance Insured)	250,000	285,740
5% 5/1/32 (Build America Mutual Assurance Insured)	260,000	300,376
TOTAL OHIO		458,185,375
Puerto Rico - 1.1%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2021 B, 5% 7/1/37 (d)	1,455,000	1,374,225
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	1,634,241	883,406
5.625% 7/1/27	190,000	193,585
5.625% 7/1/29	590,000	603,696
5.75% 7/1/31	1,395,000	1,442,386
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2018 A1, 0% 7/1/31	1,515,000	986,904
TOTAL PUERTO RICO		5,484,202
TOTAL MUNICIPAL BONDS (Cost $493,991,454)		464,951,401

Municipal Notes - 8.0%
	Principal Amount (a)	Value ($)
Ohio - 8.0%
Franklin County Hosp. Facilities Rev. Series 2022, 3.65% 1/3/23 (Liquidity Facility JPMorgan Chase Bank), VRDN (c)	24,000,000	23,999,986
Montgomery County Hosp. Rev. Series 2019 C, 3.4% 1/3/23, LOC PNC Bank NA, VRDN (c)	2,400,000	2,400,000
Ohio Higher Edl. Facility Commission Rev. (Cleveland Clinic Foundation Proj.) Series 2008 B4, 3.37% 1/3/23 (Liquidity Facility Barclays Bank PLC), VRDN (c)	15,300,000	15,300,000

TOTAL MUNICIPAL NOTES (Cost $41,700,000)		41,699,986

TOTAL INVESTMENT IN SECURITIES - 97.1% (Cost $535,691,454)	506,651,387
NET OTHER ASSETS (LIABILITIES) - 2.9%	15,078,625
NET ASSETS - 100.0%	521,730,012

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,374,225 or 0.3% of net assets.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	506,651,387	-	506,651,387	-
Total Investments in Securities:	506,651,387	-	506,651,387	-
Fidelity® Ohio Municipal Income Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $535,691,454):		$506,651,387
Cash		11,279,283
Receivable for fund shares sold		468,545
Interest receivable		5,819,409
Prepaid expenses		584
Other receivables		1,639
Total assets		524,220,847
Liabilities
Payable for fund shares redeemed	$1,856,250
Distributions payable	376,902
Accrued management fee	153,431
Other affiliated payables	55,835
Other payables and accrued expenses	48,417
Total Liabilities		2,490,835
Net Assets		$521,730,012
Net Assets consist of:
Paid in capital		$554,311,435
Total accumulated earnings (loss)		(32,581,423)
Net Assets		$521,730,012
Net Asset Value , offering price and redemption price per share ($521,730,012 ÷ 46,832,102 shares)		$11.14

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$15,878,422
Expenses
Management fee	$2,062,336
Transfer agent fees	618,681
Accounting fees and expenses	143,988
Custodian fees and expenses	7,363
Independent trustees' fees and expenses	1,949
Registration fees	22,644
Audit	52,492
Legal	2,956
Miscellaneous	2,888
Total expenses before reductions	2,915,297
Expense reductions	(18,334)
Total expenses after reductions		2,896,963
Net Investment income (loss)		12,981,459
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(3,655,544)
Total net realized gain (loss)		(3,655,544)
Change in net unrealized appreciation (depreciation) on investment securities		(69,553,192)
Net gain (loss)		(73,208,736)
Net increase (decrease) in net assets resulting from operations		$(60,227,277)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,981,459	$14,475,478
Net realized gain (loss)	(3,655,544)	253,604
Change in net unrealized appreciation (depreciation)	(69,553,192)	(3,814,007)
Net increase (decrease) in net assets resulting from operations	(60,227,277)	10,915,075
Distributions to shareholders	(12,952,540)	(14,819,628)
Share transactions
Proceeds from sales of shares	191,298,771	107,404,517
Reinvestment of distributions	8,354,939	9,334,614
Cost of shares redeemed	(321,989,652)	(97,656,138)
Net increase (decrease) in net assets resulting from share transactions	(122,335,942)	19,082,993
Total increase (decrease) in net assets	(195,515,759)	15,178,440

Net Assets
Beginning of period	717,245,771	702,067,331
End of period	$521,730,012	$717,245,771

Other Information
Shares
Sold	16,957,245	8,586,036
Issued in reinvestment of distributions	736,204	747,188
Redeemed	(28,417,832)	(7,810,213)
Net increase (decrease)	(10,724,383)	1,523,011

Financial Highlights
Fidelity® Ohio Municipal Income Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.46	$12.53	$12.38	$11.89	$12.20
Income from Investment Operations
Net investment income (loss) A,B	.251	.253	.287	.319	.321
Net realized and unrealized gain (loss)	(1.321)	(.064)	.235	.515	(.279)
Total from investment operations	(1.070)	.189	.522	.834	.042
Distributions from net investment income	(.250)	(.253)	(.287)	(.319)	(.321)
Distributions from net realized gain	-	(.006)	(.085)	(.025)	(.031)
Total distributions	(.250)	(.259)	(.372)	(.344)	(.352)
Net asset value, end of period	$11.14	$12.46	$12.53	$12.38	$11.89
Total Return C	(8.60)%	1.52%	4.28%	7.08%	.39%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.49%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.49%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.49%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.19%	2.02%	2.31%	2.60%	2.70%
Supplemental Data
Net assets, end of period (000 omitted)	$521,730	$717,246	$702,067	$672,948	$616,306
Portfolio turnover rate F	14%	6%	20%	10%	11%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance December 31, 2022 (Unaudited)
Current 7-Day Yields

Fidelity® Ohio Municipal Money Market Fund	3.13%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Effective Maturity Diversification (% of Fund's Investments)
Days
1 - 7	91.3
31 - 60	8.7
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Asset Allocation (% of Fund's net assets)

Net Other Assets (Liabilities) - (0.1)%*
*Net Other Assets (Liabilities) are not available in the pie chart.

Fidelity® Ohio Municipal Money Market Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Variable Rate Demand Note - 40.8%
	Principal Amount (a)	Value ($)
Alabama - 1.0%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 4.15% 1/6/23, VRDN (b)(c)	1,260,000	1,260,000
West Jefferson Indl. Dev. Series 2008, 3.78% 1/6/23, VRDN (b)	200,000	200,000
TOTAL ALABAMA		1,460,000
Arizona - 0.3%
Maricopa County Poll. Cont. Rev. Series 2009 C, 4% 1/6/23, VRDN (b)	400,000	400,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 3.68% 1/6/23, VRDN (b)	300,000	300,000
Series 2007 B, 3.68% 1/6/23, VRDN (b)	100,000	100,000
TOTAL KANSAS		400,000
Louisiana - 1.0%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 B1, 4.1% 1/6/23, VRDN (b)	1,500,000	1,500,000
Ohio - 37.8%
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 3.76% 1/6/23, LOC Northern Trust Co., VRDN (b)	11,735,000	11,735,000
Franklin County Hosp. Facilities Rev.:
Series 2009 B, 3.62% 1/6/23 (Liquidity Facility Barclays Bank PLC), VRDN (b)	2,400,000	2,400,000
Series 2011 D, 3.6% 1/6/23, VRDN (b)	2,775,000	2,775,000
Series 2013 B, 3.66% 1/6/23 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	3,000,000	3,000,000
Series 2014, 3.66% 1/6/23 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	4,525,000	4,525,000
Series 2018 C, 3.6% 1/6/23, VRDN (b)	700,000	700,000
Hamilton County Healthcare Facilities Rev. (The Children's Home of Cincinnati Proj.) Series 2009, 3.47% 1/6/23, LOC U.S. Bank NA, Cincinnati, VRDN (b)	2,245,000	2,245,000
Hamilton County Student Hsg. Rev. (Block 3 Proj.) Series 2004, 3.63% 1/6/23, LOC Citizens Bank NA, VRDN (b)	12,380,000	12,380,000
Ohio Cap. Facilities Lease (Adult Correctional Bldg. Fund Proj.) Series 2019 C, 3.68% 1/6/23, VRDN (b)	5,900,000	5,900,000
Ohio Higher Edl. Facility Commission Rev. Series 2013 B1, 3.6% 1/6/23, VRDN (b)	4,145,000	4,145,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. Series 2016 H, 3.64% 1/6/23 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (b)(c)	6,500,000	6,500,000
TOTAL OHIO		56,305,000
West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. Amos Proj.) Series 2008 B, 3.8% 1/6/23, VRDN (b)(c)	100,000	100,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 3.78% 1/6/23, VRDN (b)(c)	500,000	500,000
TOTAL WEST VIRGINIA		600,000
TOTAL VARIABLE RATE DEMAND NOTE (Cost $60,665,000)		60,665,000

Tender Option Bond - 44.7%
	Principal Amount (a)	Value ($)
Colorado - 0.5%
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN Series 2022 004, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	700,000	700,000
Connecticut - 0.3%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	400,000	400,000
Florida - 0.1%
Miami-Dade County Aviation Rev. Participating VRDN Series 2022 025, 3.84% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	100,000	100,000
Kentucky - 0.1%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 3.76% 1/6/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(e)	200,000	200,000
Maryland - 0.3%
Univ. of Maryland Med. Sys., Participating VRDN Series 2022 031, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	500,000	500,000
Michigan - 0.3%
Eastern Michigan Univ. Revs. Participating VRDN Series Floater 046, 3.86% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	500,000	500,000
Missouri - 0.2%
Kansas City Indl. Dev. Auth. Participating VRDN Series XG 03 96, 3.85% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)(e)	300,000	300,000
Ohio - 42.9%
Allen County Hosp. Facilities Rev. Participating VRDN:
Series Floaters E 134, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	2,830,000	2,830,000
Series Floaters XF 25 16, 3.75% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	3,600,000	3,600,000
CommonSpirit Health Participating VRDN Series MIZ 90 20, 3.76% 1/6/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(e)	2,100,000	2,100,000
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 3.76% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	4,100,000	4,100,000
Euclid City School District Participating VRDN Series G-39, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	2,100,000	2,100,000
Franklin County Hosp. Facilities Rev. Participating VRDN Series 15 XF0244, 3.71% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	2,670,000	2,670,000
Green Local School District Summit Participating VRDN Series 2022 XL 03 31, 3.78% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	1,600,000	1,600,000
Miami County Hosp. Facilities Rev. Participating VRDN Series Floaters XG 02 25, 3.7% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	6,000,000	6,000,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 003, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	7,900,000	7,900,000
Montgomery County Hosp. Rev. Participating VRDN Series Floaters E 132, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	6,800,000	6,800,000
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Participating VRDN:
Series Floaters XF 07 18, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	3,750,000	3,750,000
Series Floaters ZF 06 70, 3.69% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	3,100,000	3,100,000
Ohio Gen. Oblig. Participating VRDN Series Floaters XF 25 91, 3.69% 1/6/23 (Liquidity Facility Citibank NA) (b)(d)(e)	2,000,000	2,000,000
Ohio Hosp. Rev. Participating VRDN:
Series 002, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	3,300,000	3,300,000
Series C18, 3.7% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	1,800,000	1,800,000
Ohio State Univ. Gen. Receipts Participating VRDN Series XL 03 21, 3.7% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	2,100,000	2,100,000
Univ. of Cincinnati Gen. Receipts Participating VRDN Series Floaters XF 24 38, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	4,000,000	4,000,000
Upper Arlington City School District Participating VRDN Series Floaters XF 25 92, 3.45% 1/6/23 (Liquidity Facility Citibank NA) (b)(d)(e)	4,000,000	4,000,000
TOTAL OHIO		63,750,000
TOTAL TENDER OPTION BOND (Cost $66,450,000)		66,450,000

Investment Company - 14.6%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 3.72% (f)(g) (Cost $21,737,049)	21,733,176	21,737,049

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $148,852,049)	148,852,049
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(140,210)
NET ASSETS - 100.0%	148,711,839

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Provides evidence of ownership in one or more underlying municipal bonds.
(e)	Coupon rates are determined by re-marketing agents based on current market conditions.
(f)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	15,525,793	95,327,999	89,117,000	214,315	257	-	21,737,049	0.9%
Total	15,525,793	95,327,999	89,117,000	214,315	257	-	21,737,049

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in these securities. For more information on valuation inputs, refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Fidelity® Ohio Municipal Money Market Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $127,115,000)	$127,115,000
Fidelity Central Funds (cost $21,737,049)	21,737,049

Total Investment in Securities (cost $148,852,049)		$148,852,049
Interest receivable		538,838
Distributions receivable from Fidelity Central Funds		57,389
Prepaid expenses		71
Total assets		149,448,347
Liabilities
Payable to custodian bank	563,119
Payable for fund shares redeemed	30,274
Distributions payable	22,840
Accrued management fee	44,063
Other affiliated payables	19,299
Other payables and accrued expenses	56,913
Total Liabilities		736,508
Net Assets		$148,711,839
Net Assets consist of:
Paid in capital		$148,740,377
Total accumulated earnings (loss)		(28,538)
Net Assets		$148,711,839
Net Asset Value , offering price and redemption price per share ($148,711,839 ÷ 148,558,571 shares)		$1.00

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$1,818,182
Income from Fidelity Central Funds		214,204
Total Income		2,032,386
Expenses
Management fee	$603,216
Transfer agent fees	237,969
Accounting fees and expenses	27,050
Custodian fees and expenses	2,165
Independent trustees' fees and expenses	565
Registration fees	22,180
Audit	40,131
Legal	8,680
Miscellaneous	25,192
Total expenses before reductions	967,148
Expense reductions	(157,879)
Total expenses after reductions		809,269
Net Investment income (loss)		1,223,117
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(20,776)
Fidelity Central Funds	257
Capital gain distributions from Fidelity Central Funds	111
Total net realized gain (loss)		(20,408)
Net increase in net assets resulting from operations		$1,202,709
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,223,117	$19,729
Net realized gain (loss)	(20,408)	37,277
Net increase in net assets resulting from operations	1,202,709	57,006
Distributions to shareholders	(1,372,278)	(28,814)
Share transactions
Proceeds from sales of shares	24,014,270	11,480,697
Reinvestment of distributions	1,292,908	27,621
Cost of shares redeemed	(61,081,966)	(36,694,265)
Net increase (decrease) in net assets and shares resulting from share transactions	(35,774,788)	(25,185,947)
Total increase (decrease) in net assets	(35,944,357)	(25,157,755)

Net Assets
Beginning of period	184,656,196	209,813,951
End of period	$148,711,839	$184,656,196

Other Information
Shares
Sold	24,014,270	11,480,697
Issued in reinvestment of distributions	1,292,908	27,621
Redeemed	(61,081,966)	(36,694,265)
Net increase (decrease)	(35,774,788)	(25,185,947)

Financial Highlights
Fidelity® Ohio Municipal Money Market Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.007	- B	.003	.011	.010
Net realized and unrealized gain (loss)	.001 C	- B	-	.001	- B
Total from investment operations	.008	- B	.003	.012	.010
Distributions from net investment income	(.008)	- B	(.003)	(.011)	(.010)
Distributions from net realized gain	(.001)	- B	-	(.001)	-
Total distributions	(.008) D	- B	(.003)	(.012)	(.010)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return E	.85%	.02%	.32%	1.16%	.98%
Ratios to Average Net Assets A,F,G
Expenses before reductions	.56%	.53%	.53%	.53%	.53%
Expenses net of fee waivers, if any	.47%	.10%	.38%	.53%	.53%
Expenses net of all reductions	.47%	.10%	.38%	.53%	.53%
Net investment income (loss)	.71%	.01%	.33%	1.08%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$148,712	$184,656	$209,814	$239,940	$298,736

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Amount represents less than $.0005 per share.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Ohio.

Effective after the close of business on July 15, 2022, Fidelity Ohio Municipal Money Market Fund was closed to new accounts with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Income Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Income Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Income Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and   capital loss carryforwards and   losses deferred due to excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Ohio Municipal Income Fund.	$535,658,638	$2,677,616	$(31,684,867)	$(29,007,251)
Fidelity Ohio Municipal Money Market Fund	148,852,049	-	-	-

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund.	$86,359	$(3,660,531)	$(29,007,251)
Fidelity Ohio Municipal Money Market Fund	-	(20,408)	-

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Ohio Municipal Income Fund.	$(1,493,502)	$(2,167,029)	$ (3,660,531)
Fidelity Ohio Municipal Money Market Fund	(20,408)	-	(20,408)

The tax character of distributions paid was as follows:

December 31, 2022
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Tax Return of Capital	Total
Fidelity Ohio Municipal Income Fund.	$12,952,540	$-	$-	$-	$12,952,540
Fidelity Ohio Municipal Money Market Fund	1,231,041	141,237	-	-	1,372,278

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund.	$14,473,072	$346,556	$14,819,628
Fidelity Ohio Municipal Money Market Fund	19,535	9,279	28,814

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Ohio Municipal Income Fund	83,227,379	249,693,983
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.10%	.35%
Fidelity Ohio Municipal Money Market Fund	.25%	.10%	.35%

During the period, the investment adviser or its affiliates waived a portion of these fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the   transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.10%
Fidelity Ohio Municipal Money Market Fund	.14%

During the period, the investment adviser or its affiliates waived a portion of these fees.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Ohio Municipal Income Fund	.02
Fidelity Ohio Municipal Money Market Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Ohio Municipal Income Fund	-	-	-
Fidelity Ohio Municipal Money Market Fund	9,380,000	3,200,000	-

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Ohio Municipal Income Fund	$1,089
7. Expense Reductions.
The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $154,753.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Ohio Municipal Income Fund .	$7,363

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$10,971
Fidelity Ohio Municipal Money Market Fund	3,126
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In July 2022, the Board of Trustees approved a Plan of Liquidation and Dissolution for Fidelity Ohio Municipal Money Market Fund. The Fund distributed all of its net assets to its shareholders on January 13, 2023. The Fund was closed to new accounts on December 1, 2022.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Ohio Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® Ohio Municipal Income Fund	.49%
Actual		$ 1,000	$ 1,004.30	$ 2.48
Hypothetical- B		$ 1,000	$ 1,022.74	$ 2.50

Fidelity® Ohio Municipal Money Market Fund	.57%
Actual		$ 1,000	$ 1,008.00	$ 2.88
Hypothetical- B		$ 1,000	$ 1,022.33	$ 2.91

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2022, 100% of each fund's income dividends were free from federal income tax, and 2.18% and 12.16% of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Ohio Municipal Income Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods

Investment Performance (for Fidelity Ohio Municipal Money Market Fund) . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Ohio Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Fidelity Ohio Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2021. The Board also noted that the management fee rate was seven BP above the Total Mapped Group median and nine BP above the ASPG median. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity believes the fee charged for the fund is reasonable for overall value of the services provided and also considered that in July 2022 the Board approved and recommended to shareholders for their approval the reorganization of the fund into Fidelity Municipal Money Market Fund. The Board further noted that the proposed reorganization was expected to result in a reduction in the fund's total expense ratio.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that Fidelity Ohio Municipal Income Fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021

The Board noted that Fidelity Ohio Municipal Money Market Fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021. The Board noted that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Ohio Municipal Money Market Fund. The Board considered that the Fund's total expense ratio was 3 BP above its competitive medians when excluding waivers and reimbursements from both Fidelity and competitor funds.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.540019.125
OFF-ANN-0323
Fidelity® Pennsylvania Municipal Income Fund
Fidelity® Pennsylvania Municipal Money Market Fund

Annual Report
December 31, 2022

Contents

Fidelity® Pennsylvania Municipal Income Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Pennsylvania Municipal Income Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	-9.66%	0.92%	2.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,196 Fidelity® Pennsylvania Municipal Income Fund
$12,348 Bloomberg Municipal Bond Index

Fidelity® Pennsylvania Municipal Income Fund
Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the fiscal year ending December 31, 2022, the fund returned -9.66%, lagging, net of fees, the -8.99% result of the state-specific Bloomberg Pennsylvania Enhanced Municipal Bond Index, as well as the -8.53% return of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state-specific index, the fund's overweight exposure to the health care sector detracted from relative performance, as many of the fund's holdings in the sector were lower-quality investment-grade bonds that produced subpar results as credit spreads widened. Pricing-related factors significantly detracted versus the state-specific index as well. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management & Research's fair-value processes. Securities within the index, however, are priced by the index provider. These two approaches employ somewhat different methodologies in estimating the prices of municipal securities, most of which trade infrequently. Duration (interest rate) positioning had no material impact on relative performance this period. Throughout the year, the fund had less sensitivity to interest rates, as measured by its shorter duration, than the index. This contributed to relative performance when market interest rates rose during much of the period but detracted when rates declined in late 2022.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Pennsylvania Municipal Income Fund
Investment Summary December 31, 2022 (Unaudited)
Revenue Sources (% of Fund's net assets)
Health Care	28.7%
Transportation	20.6%
Education	16.2%
General Obligations	13.9%
Water & Sewer	5.4%
Others* (Individually Less Than 5%)	15.2%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Municipal Bonds - 93.7%
	Principal Amount (a)	Value ($)
Guam - 0.2%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (b)	425,000	433,975
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (b)	275,000	280,807
TOTAL GUAM		714,782
Pennsylvania - 91.3%
Allegheny County Arpt. Auth. Rev. Series 2021 A, 5% 1/1/51 (b)	12,000,000	12,120,019
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev.:
Series 2017, 5% 10/15/47	1,660,000	1,551,661
Series 2018:
5% 3/1/33	1,570,000	1,690,475
5% 3/1/34	2,250,000	2,410,090
Series 2022 A:
5% 3/1/24	500,000	509,782
5% 3/1/25	500,000	521,146
5% 3/1/27	1,740,000	1,863,972
5% 3/1/31	1,105,000	1,235,336
5% 3/1/34	645,000	719,190
Allegheny County Indl. Dev. Auth. Rev. Series 2021, 4.25% 12/1/50	3,000,000	2,057,316
Allegheny County Sanitation Auth. Swr. Rev. Series 2018, 5% 6/1/43	4,785,000	5,054,073
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/41	2,500,000	2,350,445
5% 7/1/54	4,500,000	3,978,702
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/26	500,000	516,501
5% 7/1/27	490,000	504,919
5% 7/1/28	540,000	555,081
5% 7/1/29	710,000	728,034
5% 7/1/30	685,000	700,656
5% 7/1/35	1,885,000	1,902,416
5% 7/1/39	6,675,000	6,531,180
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/30	1,500,000	1,653,686
5% 7/15/31	1,250,000	1,376,473
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2016 A:
4% 11/15/32	350,000	353,648
4% 11/15/34	250,000	250,842
4% 11/15/35	200,000	200,075
5% 11/15/28	840,000	876,453
5% 11/15/29	1,625,000	1,690,677
5% 11/15/30	685,000	710,682
Series 2016 B:
4% 11/15/40	600,000	578,735
4% 11/15/47	3,605,000	3,345,678
Series 2018 A:
5% 11/15/26	1,140,000	1,221,039
5% 11/15/27	225,000	242,136
5% 11/15/28	200,000	214,268
5% 11/15/29	200,000	213,276
Chartiers Valley School District Series 2021 A, 3% 10/15/49	4,000,000	2,957,056
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series 2017 A, 5% 10/1/35	2,125,000	2,244,895
Commonwealth Fing. Auth. Rev.:
Series 2019 B:
5% 6/1/28	1,000,000	1,103,130
5% 6/1/29	1,000,000	1,118,308
5% 6/1/30	1,000,000	1,132,221
5% 6/1/31	1,150,000	1,322,007
Series 2020 A, 5% 6/1/32	3,500,000	3,904,006
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.) Series 2016:
5% 5/1/30	1,000,000	1,057,531
5% 5/1/31	500,000	528,118
5% 5/1/32	750,000	790,722
5% 5/1/33	2,210,000	2,329,281
5% 5/1/34	1,000,000	1,053,006
Dallas Area Muni. Auth. Univ. Rev. (Misericordia Univ. Proj.) Series 2019:
5% 5/1/39	1,100,000	1,063,454
5% 5/1/48	4,000,000	3,721,738
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,323,871
5% 6/1/35	1,000,000	1,034,630
5% 6/1/36	625,000	644,722
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	2,000,000	1,840,072
Series 2017, 5% 7/1/25	1,000,000	1,005,654
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2016 A, 5% 7/1/46	3,500,000	2,934,472
Series 2019, 4% 7/1/45	1,350,000	979,120
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018, 5% 7/15/25	200,000	207,382
Series 2020:
4% 7/15/45	1,520,000	1,335,595
5% 7/15/31	1,030,000	1,093,192
5% 7/15/34	1,000,000	1,052,509
5% 7/15/36	1,400,000	1,453,450
5% 7/15/39	1,160,000	1,183,771
Fox Chapel Area School District Series 2013, 5% 8/1/34	1,000,000	1,001,396
Geisinger Auth. Health Sys. Rev.:
Series 2014 A, 4% 6/1/41	2,000,000	1,869,678
Series 2017 A2, 5% 2/15/39	1,880,000	1,935,047
Indiana County Hosp. Auth. Series 2014 A, 6% 6/1/39 (Pre-Refunded to 6/1/23 @ 100)	1,625,000	1,642,312
Lackawanna County Indl. Dev. Auth. Rev. (Univ. of Scranton Proj.) Series 2017:
5% 11/1/24	590,000	608,650
5% 11/1/25	665,000	697,018
5% 11/1/27	1,105,000	1,189,053
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,076,729
5% 8/15/33	1,000,000	1,068,321
5% 8/15/34	1,000,000	1,063,264
5% 8/15/36	1,000,000	1,054,477
Lehigh County Gen. Purp. Auth. Rev.:
(Muhlenberg College Proj.) Series 2017, 5% 2/1/39	4,010,000	4,076,876
Series 2021 A, 4% 11/1/51	4,000,000	3,281,888
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
4% 7/1/49	5,000,000	4,355,861
5% 7/1/36	2,905,000	3,056,832
5% 7/1/44	5,000,000	5,069,840
Monroe County Hosp. Auth. Rev. Series 2016, 5% 7/1/33	3,675,000	3,790,759
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/23	1,305,000	1,314,984
5% 10/1/24	335,000	340,537
5% 10/1/25	750,000	755,810
5% 10/1/26	1,000,000	1,007,141
5% 10/1/27	1,000,000	1,007,035
Series 2016 A, 5% 10/1/40	4,000,000	3,869,188
Series 2018 A, 5% 9/1/26	1,500,000	1,589,043
Series 2019:
4% 9/1/34	2,500,000	2,479,469
4% 9/1/35	1,400,000	1,372,461
4% 9/1/36	1,200,000	1,164,510
4% 9/1/37	1,000,000	965,325
Montgomery County Indl. Dev. Auth.:
Series 2015 A, 5.25% 1/15/36 (Pre-Refunded to 1/15/25 @ 100)	2,000,000	2,091,489
Series 2017:
5% 12/1/33	2,150,000	2,321,093
5% 12/1/35	1,000,000	1,070,919
5% 12/1/36	2,670,000	2,850,599
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A:
4% 8/15/48	4,500,000	4,109,787
5% 8/15/43	2,000,000	2,042,264
5% 8/15/48	2,500,000	2,548,574
Northampton County Gen. Purp. College Rev. (Lafayette College Proj.) Series 2017, 5% 11/1/47	2,170,000	2,250,343
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/28	400,000	439,859
5% 7/1/29	300,000	329,216
5% 7/1/30	375,000	412,324
5% 7/1/31	425,000	467,669
Pennsylvania Gen. Oblig.:
Series 2020, 2% 5/1/39	500,000	353,236
Series 2021:
2% 5/15/37	1,060,000	782,534
2% 5/15/38	4,825,000	3,478,818
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	2,000,000	2,077,071
Series 2016, 5% 5/1/33	2,200,000	2,298,057
Series 2019 A:
4% 3/1/37	1,150,000	1,125,424
5% 3/1/36	1,000,000	1,068,084
5% 3/1/38	1,055,000	1,110,321
5% 3/1/39	1,000,000	1,045,939
Series 2019:
4% 12/1/44	1,000,000	973,272
4% 12/1/48	1,000,000	959,065
Pennsylvania Hsg. Fin. Agcy.:
Series 2019 130A, 4% 10/1/49	1,295,000	1,294,282
Series 2019 131, 3.5% 4/1/49	3,390,000	3,353,758
Series 2020 13 2A, 3.5% 4/1/51	1,600,000	1,585,596
Series 2020 133:
5% 10/1/23	400,000	405,113
5% 10/1/24	850,000	876,927
5% 10/1/27	650,000	706,702
5% 10/1/28	950,000	1,046,061
5% 4/1/29	100,000	110,000
5% 10/1/29	450,000	498,119
Series 2021 134B:
5% 4/1/24 (b)	1,255,000	1,274,589
5% 10/1/24 (b)	1,000,000	1,023,132
5% 10/1/25 (b)	370,000	384,190
5% 4/1/26 (b)	995,000	1,040,259
5% 10/1/26 (b)	1,500,000	1,577,942
Series 2021 137:
5% 4/1/24	225,000	230,164
5% 10/1/24	265,000	273,851
5% 4/1/25	200,000	208,358
5% 10/1/25	220,000	231,380
5% 4/1/26	240,000	253,937
5% 10/1/26	280,000	298,599
5% 4/1/27	225,000	240,863
5% 10/1/27	225,000	242,563
5% 4/1/28	250,000	270,749
5% 10/1/28	260,000	283,430
5% 4/1/29	310,000	338,252
5% 10/1/29	365,000	400,551
Pennsylvania Pub. School Bldg. Auth. School Rev. Series 2014 B2:
5% 12/1/24	630,000	654,294
5% 12/1/25	335,000	348,298
5% 12/1/26	645,000	670,482
5% 12/1/27	360,000	373,746
Pennsylvania Tpk. Commission Tpk. Rev.:
(Sub Lien Proj.) Series 2017 B-1, 5% 6/1/34	5,000,000	5,270,423
Series 2013 A2:
5% 12/1/28	500,000	537,078
5% 12/1/38	2,500,000	2,610,371
Series 2014 A2, 0% 12/1/40 (c)	5,500,000	5,368,841
Series 2017 A1:
5% 12/1/31	2,000,000	2,186,454
5% 12/1/33	1,500,000	1,633,357
Series 2018 A2, 5% 12/1/43	5,000,000	5,231,690
Series 2019 A, 5% 12/1/37	5,815,000	6,119,241
Series 2020 B, 5% 12/1/50	5,000,000	5,238,867
Series 2021 A:
4% 12/1/44	4,000,000	3,731,692
4% 12/1/45	4,000,000	3,706,528
4% 12/1/50	2,000,000	1,785,586
Series 2021 B:
4% 12/1/40	1,000,000	969,380
4% 12/1/41	1,000,000	959,951
4% 12/1/42	1,500,000	1,432,261
5% 12/1/46	2,000,000	2,110,868
Philadelphia Arpt. Rev.:
Series 2015 A, 5% 6/15/23 (b)	200,000	201,197
Series 2017 A, 5% 7/1/42	350,000	359,035
Series 2017 B:
5% 7/1/31 (b)	1,000,000	1,045,376
5% 7/1/33 (b)	2,250,000	2,344,115
5% 7/1/37 (b)	5,065,000	5,193,562
5% 7/1/42 (b)	4,000,000	4,054,390
5% 7/1/47 (b)	3,035,000	2,995,257
Philadelphia Auth. for Indl. Dev.:
Series 2016, 5% 4/1/28	275,000	287,223
Series 2017, 5% 11/1/47	5,000,000	5,029,742
Series 2020 A, 4% 11/1/45	3,825,000	3,418,699
Series 2020 C:
4% 11/1/35	1,750,000	1,722,320
4% 11/1/36	1,500,000	1,462,511
4% 11/1/37	1,255,000	1,212,461
4% 11/1/38	1,000,000	949,354
Philadelphia Gas Works Rev.:
Series 16 A, 5% 8/1/50 (Assured Guaranty Muni. Corp. Insured)	8,835,000	9,335,683
Series 2015 13:
5% 8/1/29	2,000,000	2,089,245
5% 8/1/30	1,500,000	1,563,535
5% 8/1/31	1,100,000	1,143,279
Series 2016 14:
5% 10/1/33	1,500,000	1,569,363
5% 10/1/34	500,000	522,943
Philadelphia Gen. Oblig.:
Series 2017 A, 5% 8/1/30	1,500,000	1,617,533
Series 2019 B:
5% 2/1/38	3,000,000	3,188,064
5% 2/1/39	7,600,000	8,059,675
Philadelphia Redev. Auth. Rev. Series 2015 A, 5% 4/15/29	3,000,000	3,133,757
Philadelphia School District:
Series 2018 A:
5% 9/1/29	1,250,000	1,364,799
5% 9/1/30	1,000,000	1,091,498
5% 9/1/33	1,000,000	1,085,288
Series 2019 A:
4% 9/1/37	2,100,000	2,046,047
4% 9/1/38	2,300,000	2,223,019
4% 9/1/39	2,000,000	1,881,866
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2015 B, 5% 7/1/30	3,500,000	3,673,164
Series 2020, 5% 10/1/40	3,195,000	3,444,183
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/32	500,000	538,129
5% 12/15/33	500,000	536,884
Pittsburgh Gen. Oblig. Series 2014, 5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	582,777
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	3,600,000	3,813,312
Series 2019 B:
4% 9/1/34 (Assured Guaranty Muni. Corp. Insured)	2,000,000	2,047,839
4% 9/1/35 (Assured Guaranty Muni. Corp. Insured)	400,000	404,633
Reading School District Series 2017:
5% 3/1/35 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,055,701
5% 3/1/36 (Assured Guaranty Muni. Corp. Insured)	1,050,000	1,101,261
Saint Mary Hosp. Auth. Health Sys. Rev. (Trinity Health Proj.) Series 2012 B, 5% 11/15/26	1,000,000	1,076,762
Southcentral Pennsylvania Gen. Auth. Rev. Series 2015:
4% 12/1/30	1,040,000	1,060,039
5% 12/1/27	1,480,000	1,549,517
5% 12/1/29	1,000,000	1,041,015
Susquehanna Area Reg'l. Arp Auth. Series 2017:
5% 1/1/35 (b)	1,000,000	1,038,065
5% 1/1/38 (b)	1,125,000	1,152,469
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	6,000,000	6,050,711
West Mifflin Area School District Series 2016:
5% 4/1/24 (Assured Guaranty Muni. Corp. Insured)	1,250,000	1,278,690
5% 4/1/26 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,064,431
5% 4/1/28 (Assured Guaranty Muni. Corp. Insured)	1,390,000	1,490,972
Westmoreland County Indl. Dev. Auth. (Excela Health Proj.) Series 2020 A:
4% 7/1/23	1,125,000	1,125,682
4% 7/1/26	1,000,000	1,007,355
4% 7/1/37	1,400,000	1,274,051
5% 7/1/27	200,000	209,746
5% 7/1/28	1,130,000	1,192,956
5% 7/1/29	500,000	530,689
5% 7/1/30	1,000,000	1,069,082
TOTAL PENNSYLVANIA		371,741,762
Pennsylvania, New Jersey - 1.2%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 A:
5% 1/1/37	1,000,000	1,079,805
5% 1/1/38	1,300,000	1,399,550
5% 1/1/39	1,000,000	1,071,726
5% 1/1/40	1,100,000	1,174,655
TOTAL PENNSYLVANIA, NEW JERSEY		4,725,736
Puerto Rico - 1.0%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2021 B, 5% 7/1/37 (d)	1,155,000	1,090,880
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	1,225,367	662,385
5.625% 7/1/27	145,000	147,736
5.625% 7/1/29	440,000	450,214
5.75% 7/1/31	1,045,000	1,080,497
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2018 A1, 0% 7/1/31	1,155,000	752,392
TOTAL PUERTO RICO		4,184,104
TOTAL MUNICIPAL BONDS (Cost $406,312,789)		381,366,384

Municipal Notes - 5.2%
	Principal Amount (a)	Value ($)
Pennsylvania - 5.2%
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 3.41% 1/3/23, VRDN (e)	17,685,000	17,684,999
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019, 3.37% 1/3/23 (Liquidity Facility Bank of America NA), VRDN (e)	3,600,000	3,600,000

TOTAL MUNICIPAL NOTES (Cost $21,285,005)		21,284,999

TOTAL INVESTMENT IN SECURITIES - 98.9% (Cost $427,597,794)	402,651,383
NET OTHER ASSETS (LIABILITIES) - 1.1%	4,371,090
NET ASSETS - 100.0%	407,022,473

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,090,880 or 0.3% of net assets.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	402,651,383	-	402,651,383	-
Total Investments in Securities:	402,651,383	-	402,651,383	-
Fidelity® Pennsylvania Municipal Income Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $427,597,794):		$402,651,383
Cash		3,760,968
Receivable for fund shares sold		572,132
Interest receivable		5,339,331
Prepaid expenses		441
Other receivables		1,225
Total assets		412,325,480
Liabilities
Payable for fund shares redeemed	$4,710,201
Distributions payable	380,107
Accrued management fee	121,670
Other affiliated payables	43,019
Other payables and accrued expenses	48,010
Total Liabilities		5,303,007
Net Assets		$407,022,473
Net Assets consist of:
Paid in capital		$433,873,081
Total accumulated earnings (loss)		(26,850,608)
Net Assets		$407,022,473
Net Asset Value , offering price and redemption price per share ($407,022,473 ÷ 39,823,506 shares)		$10.22

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$13,166,434
Expenses
Management fee	$1,580,201
Transfer agent fees	451,310
Accounting fees and expenses	116,968
Custodian fees and expenses	5,979
Independent trustees' fees and expenses	1,490
Registration fees	25,669
Audit	52,492
Legal	7,254
Miscellaneous	2,223
Total expenses before reductions	2,243,586
Expense reductions	(14,343)
Total expenses after reductions		2,229,243
Net Investment income (loss)		10,937,191
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,131,805)
Total net realized gain (loss)		(2,131,805)
Change in net unrealized appreciation (depreciation) on investment securities		(59,341,779)
Net gain (loss)		(61,473,584)
Net increase (decrease) in net assets resulting from operations		$(50,536,393)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,937,191	$11,924,047
Net realized gain (loss)	(2,131,805)	417,639
Change in net unrealized appreciation (depreciation)	(59,341,779)	77,355
Net increase (decrease) in net assets resulting from operations	(50,536,393)	12,419,041
Distributions to shareholders	(10,893,254)	(12,540,010)
Share transactions
Proceeds from sales of shares	209,068,548	97,699,349
Reinvestment of distributions	6,861,043	7,886,844
Cost of shares redeemed	(302,424,436)	(86,105,495)
Net increase (decrease) in net assets resulting from share transactions	(86,494,845)	19,480,698
Total increase (decrease) in net assets	(147,924,492)	19,359,729

Net Assets
Beginning of period	554,946,965	535,587,236
End of period	$407,022,473	$554,946,965

Other Information
Shares
Sold	20,229,877	8,417,034
Issued in reinvestment of distributions	655,071	679,894
Redeemed	(28,961,466)	(7,423,996)
Net increase (decrease)	(8,076,518)	1,672,932

Financial Highlights
Fidelity® Pennsylvania Municipal Income Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$11.59	$11.59	$11.39	$10.92	$11.18
Income from Investment Operations
Net investment income (loss) A,B	.255	.251	.275	.310	.314
Net realized and unrealized gain (loss)	(1.372)	.013	.209	.523	(.226)
Total from investment operations	(1.117)	.264	.484	.833	.088
Distributions from net investment income	(.253)	(.251)	(.272)	(.307)	(.314)
Distributions from net realized gain	-	(.013)	(.012)	(.056)	(.034)
Total distributions	(.253)	(.264)	(.284)	(.363)	(.348)
Net asset value, end of period	$10.22	$11.59	$11.59	$11.39	$10.92
Total Return C	(9.66)%	2.30%	4.32%	7.71%	.84%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.49%	.48%	.49%	.48%	.48%
Expenses net of fee waivers, if any	.49%	.48%	.49%	.48%	.48%
Expenses net of all reductions	.49%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.41%	2.16%	2.42%	2.74%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$407,022	$554,947	$535,587	$516,717	$452,519
Portfolio turnover rate F	7%	5%	17%	20%	15%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance December 31, 2022 (Unaudited)
Current 7-Day Yields

Fidelity® Pennsylvania Municipal Money Market Fund	3.24%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Effective Maturity Diversification (% of Fund's Investments)
Days
1 - 7	97.6
31 - 60	2.4
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Pennsylvania Municipal Money Market Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Variable Rate Demand Note - 43.9%
	Principal Amount (a)	Value ($)
Alabama - 0.7%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 4.15% 1/6/23, VRDN (b)(c)	800,000	800,000
West Jefferson Indl. Dev. Series 2008, 3.78% 1/6/23, VRDN (b)	200,000	200,000
TOTAL ALABAMA		1,000,000
Arizona - 0.2%
Maricopa County Poll. Cont. Rev. Series 2009 B, 3.91% 1/6/23, VRDN (b)	300,000	300,000
Kansas - 0.7%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 3.68% 1/6/23, VRDN (b)	100,000	100,000
Series 2007 B, 3.68% 1/6/23, VRDN (b)	300,000	300,000
St. Mary's Kansas Poll. Cont. Rev. Series 1994, 3.46% 1/6/23, VRDN (b)	500,000	500,000
TOTAL KANSAS		900,000
Nebraska - 0.3%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 4.15% 1/6/23, VRDN (b)(c)	400,000	400,000
Pennsylvania - 40.6%
Allegheny County Hosp. Dev. Auth. Rev. Series 2016 A, 3.7% 1/6/23, LOC Truist Bank, VRDN (b)	5,000,000	5,000,000
Beaver County Indl. Dev. Auth. Series 2018 A, 3.7% 1/6/23, LOC Truist Bank, VRDN (b)	1,910,000	1,910,000
Chester County Health & Ed. Auth. Rev. Series 2009, 3.73% 1/6/23, LOC Manufacturers & Traders Trust Co., VRDN (b)	2,460,000	2,460,000
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 3.41% 1/3/23, VRDN (b)	13,370,000	13,370,000
Haverford Township School District Series 2009, 3.66% 1/6/23, LOC TD Banknorth, NA, VRDN (b)	2,885,000	2,885,000
Lancaster Indl. Dev. Auth. Rev.:
(Mennonite Home Proj.) Series 2007, 3.73% 1/6/23, LOC Manufacturers & Traders Trust Co., VRDN (b)	4,925,000	4,925,000
(Willow Valley Retirement Proj.) Series 2009 B, 3.69% 1/6/23, LOC PNC Bank NA, VRDN (b)	2,000,000	2,000,000
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 B, 3.7% 1/6/23, LOC Bank of America NA, VRDN (b)	500,000	500,000
Montgomery County Indl. Dev. Auth. Rev. (Foulkeways at Gwynedd Proj.) Series 2006 B, 3.7% 1/6/23, LOC Citizens Bank NA, VRDN (b)	400,000	400,000
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Pennsylvania Health Sys. Proj.) Series 2008 A, 3.64% 1/6/23, LOC Bank of America NA, VRDN (b)	200,000	200,000
Philadelphia Auth. for Indl. Dev. Rev. (Spl. People in Northeast, Inc. Proj.) Series 2006, 3.75% 1/6/23, LOC Citizens Bank NA, VRDN (b)	3,160,000	3,160,000
Philadelphia Auth. Indl. Dev. Lease Rev. Series 2007 B2, 3.66% 1/6/23, LOC TD Banknorth, NA, VRDN (b)	5,500,000	5,500,000
Philadelphia Gas Works Rev. Series 2009 D, 3.66% 1/6/23, LOC TD Banknorth, NA, VRDN (b)	600,000	600,000
FHLMC Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. (Foxwood Manor Apts. Proj.) Series 2008 O, 3.6% 1/6/23, LOC Freddie Mac, VRDN (b)	300,000	300,000
FNMA Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 3.74% 1/6/23, LOC Fannie Mae, VRDN (b)	11,975,000	11,975,000
TOTAL PENNSYLVANIA		55,185,000
South Carolina - 0.1%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1997, 4.15% 1/6/23, VRDN (b)(c)	100,000	100,000
West Virginia - 1.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. Amos Proj.) Series 2008 B, 3.8% 1/6/23, VRDN (b)(c)	500,000	500,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 3.78% 1/6/23, VRDN (b)(c)	1,200,000	1,200,000
TOTAL WEST VIRGINIA		1,700,000
TOTAL VARIABLE RATE DEMAND NOTE (Cost $59,585,000)		59,585,000

Tender Option Bond - 41.8%
	Principal Amount (a)	Value ($)
Colorado - 0.5%
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN Series 2022 004, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	700,000	700,000
Connecticut - 0.2%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	300,000	300,000
Florida - 0.1%
Miami-Dade County Aviation Rev. Participating VRDN Series 2022 025, 3.84% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	100,000	100,000
Kentucky - 0.2%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 3.76% 1/6/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(e)	200,000	200,000
Maryland - 0.4%
Univ. of Maryland Med. Sys., Participating VRDN Series 2022 031, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	500,000	500,000
Michigan - 0.4%
Eastern Michigan Univ. Revs. Participating VRDN Series Floater 046, 3.86% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	500,000	500,000
Missouri - 0.1%
Kansas City Indl. Dev. Auth. Participating VRDN Series XG 03 96, 3.85% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)(e)	200,000	200,000
Ohio - 0.1%
Ohio Hosp. Rev. Participating VRDN Series 002, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	100,000	100,000
Pennsylvania - 39.8%
Allegheny County Sanitation Auth. Swr. Rev. Participating VRDN Series Floaters XM 00 82, 3.7% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	3,465,000	3,465,000
Central Bradford Progress Auth. Rev. Participating VRDN Series XF 13 46, 3.71% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	3,845,000	3,845,000
Commonwealth Fing. Auth. Tobacco Participating VRDN Series XX 10 80, 3.7% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	2,700,000	2,700,000
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series Floaters XF 05 43, 3.73% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	2,825,000	2,825,000
Series Floaters YX 10 49, 3.38% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	1,885,000	1,885,000
Series XM 08 87, 3.81% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	1,190,000	1,190,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 3.71% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	3,750,000	3,750,000
Montgomery County Higher Ed. & Health Auth. Rev. Participating VRDN Series XF 28 85, 3.46% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	2,500,000	2,500,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 3.72% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)(e)	299,500	299,500
Pennsylvania Gen. Oblig. Participating VRDN Series Floaters ZM 06 50, 3.69% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	975,000	975,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Participating VRDN Series XG 02 63, 3.69% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	500,000	500,000
Pennsylvania State Univ. Participating VRDN Series XM 08 27, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	2,700,000	2,700,000
Pennsylvania Tpk. Commission Registration Fee Rev. Participating VRDN Series Putters 5025, 3.7% 1/3/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	3,000,000	3,000,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN:
Series BC 22 018, 3.32% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	1,500,000	1,500,000
Series XM 10 08, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	830,000	830,000
Philadelphia Arpt. Rev. Participating VRDN Series YX 12 11, 3.71% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	1,600,000	1,600,000
Philadelphia Auth. for Indl. Dev. Participating VRDN:
Series XG 02 53, 3.71% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	1,260,000	1,260,000
Series XM 00 05, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	4,200,000	4,200,000
Philadelphia School District Participating VRDN Series XM 08 60, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	1,625,000	1,625,000
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN Series Floaters XF 07 19, 3.7% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	1,000,000	1,000,000
Southcentral Pennsylvania Gen. Auth. Rev. Participating VRDN Series XL 01 04, 3.69% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	1,300,000	1,300,000
Southeastern Pennsylvania Trans. Auth. Rev. Participating VRDN:
Series 2022 XG 04 12, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	1,400,000	1,400,000
Series XF 30 41, 3.69% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	1,400,000	1,400,000
Series XG 04 13, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	1,400,000	1,400,000
Series XM 10 57, 3.71% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	1,400,000	1,400,000
Westmoreland County Muni. Auth. Muni. Svc. Rev. Participating VRDN Series XF 10 58, 3.7% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	3,270,000	3,270,000
Wilkes-Barre Area School District Participating VRDN Series Floaters XF 07 77, 3.7% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	2,285,000	2,285,000
TOTAL PENNSYLVANIA		54,104,500
TOTAL TENDER OPTION BOND (Cost $56,704,500)		56,704,500

Other Municipal Security - 0.7%
	Principal Amount (a)	Value ($)
Pennsylvania - 0.7%
Philadelphia Wtr. Series 2022 C, 2.45% 1/5/23, LOC The Toronto-Dominion Bank, CP (Cost $1,000,000)	1,000,000	1,000,000

Investment Company - 13.6%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 3.72% (f)(g) (Cost $18,520,875)	18,517,547	18,520,875

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $135,810,375)	135,810,375
NET OTHER ASSETS (LIABILITIES) - 0.0%	3,742
NET ASSETS - 100.0%	135,814,117

Security Type Abbreviations
CP	-	COMMERCIAL PAPER
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Provides evidence of ownership in one or more underlying municipal bonds.
(e)	Coupon rates are determined by re-marketing agents based on current market conditions.
(f)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	5,440,706	69,055,001	55,975,000	195,168	168	-	18,520,875	0.7%
Total	5,440,706	69,055,001	55,975,000	195,168	168	-	18,520,875

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in these securities. For more information on valuation inputs, refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Fidelity® Pennsylvania Municipal Money Market Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $117,289,500)	$117,289,500
Fidelity Central Funds (cost $18,520,875)	18,520,875

Total Investment in Securities (cost $135,810,375)		$135,810,375
Interest receivable		482,352
Distributions receivable from Fidelity Central Funds		50,002
Total assets		136,342,729
Liabilities
Payable to custodian bank	439,595
Payable for fund shares redeemed	14,576
Distributions payable	16,873
Accrued management fee	57,509
Other payables and accrued expenses	59
Total Liabilities		528,612
Net Assets		$135,814,117
Net Assets consist of:
Paid in capital		$135,814,122
Total accumulated earnings (loss)		(5)
Net Assets		$135,814,117
Net Asset Value , offering price and redemption price per share ($135,814,117 ÷ 135,675,010 shares)		$1.00

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$1,589,667
Income from Fidelity Central Funds		194,994
Total Income		1,784,661
Expenses
Management fee	$756,855
Independent trustees' fees and expenses	492
Total expenses before reductions	757,347
Expense reductions	(112,596)
Total expenses after reductions		644,751
Net Investment income (loss)		1,139,910
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	25,673
Fidelity Central Funds	168
Capital gain distributions from Fidelity Central Funds	174
Total net realized gain (loss)		26,015
Net increase in net assets resulting from operations		$1,165,925
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,139,910	$16,968
Net realized gain (loss)	26,015	109,575
Net increase in net assets resulting from operations	1,165,925	126,543
Distributions to shareholders	(1,271,917)	(136,843)
Share transactions
Proceeds from sales of shares	15,587,716	26,624,972
Reinvestment of distributions	1,204,352	129,646
Cost of shares redeemed	(42,793,994)	(43,810,109)
Net increase (decrease) in net assets and shares resulting from share transactions	(26,001,926)	(17,055,491)
Total increase (decrease) in net assets	(26,107,918)	(17,065,791)

Net Assets
Beginning of period	161,922,035	178,987,826
End of period	$135,814,117	$161,922,035

Other Information
Shares
Sold	15,587,716	26,624,972
Issued in reinvestment of distributions	1,204,352	129,646
Redeemed	(42,793,994)	(43,810,109)
Net increase (decrease)	(26,001,926)	(17,055,491)

Financial Highlights
Fidelity® Pennsylvania Municipal Money Market Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.008	- B	.003	.010	.010
Net realized and unrealized gain (loss)	.001	.001	- B	.001	- B
Total from investment operations	.009	.001	.003	.011	.010
Distributions from net investment income	(.008)	- B	(.003)	(.010)	(.010)
Distributions from net realized gain	(.001)	(.001)	- B	- B	-
Total distributions	(.009)	(.001)	(.003)	(.011) C	(.010)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return D	.89%	.08%	.37%	1.06%	.97%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.43%	.10%	.34%	.50%	.50%
Expenses net of all reductions	.43%	.10%	.34%	.50%	.50%
Net investment income (loss)	.75%	.01%	.35%	1.03%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$135,814	$161,922	$178,988	$207,008	$240,412

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Amount represents less than $.0005 per share.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Pennsylvania.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Income Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Income Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Income Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's   Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost.   Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount and capital loss carryforwards.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Pennsylvania Municipal Income Fund	$427,546,411	$ 1,691,480	$(26,586,508)	$(24,895,028)
Fidelity Pennsylvania Municipal Money Market Fund	135,810,375	299	(299)	-

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$176,224	$(2,131,805)	$(24,895,028)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Pennsylvania Municipal Income Fund	$(1,841,336)	$(290,469)	$(2,131,805)

The tax character of distributions paid was as follows:

December 31, 2022
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$10,893,254	$-	$10,893,254
Fidelity Pennsylvania Municipal Money Market Fund	1,139,915	132,002	1,271,917

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$11,922,733	$617,277	$12,540,010
Fidelity Pennsylvania Municipal Money Market Fund	16,960	119,883	136,843

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pennsylvania Municipal Income Fund	32,259,411	126,666,418
5. Fees and Other Transactions with Affiliates.
Management Fee.   Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of   .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund.  FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.10%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pennsylvania Municipal Income Fund	.03

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Pennsylvania Municipal Income Fund	-	-	-
Fidelity Pennsylvania Municipal Money Market Fund	8,370,000	9,210,000	-
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Pennsylvania Municipal Income Fund	$833
7. Expense Reductions.
The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $112,498.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Pennsylvania Municipal Income Fund	$5,979
Fidelity Pennsylvania Municipal Money Market Fund	98

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$8,364
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In July 2022, the Board of Trustees approved a Plan of Liquidation and Dissolution for Fidelity Pennsylvania Municipal Money Market Fund. The Fund distributed all of its net assets to its shareholders on January 13, 2023. The Fund was closed to new accounts on December 1, 2022.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Pennsylvania Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® Pennsylvania Municipal Income Fund	.48%
Actual		$ 1,000	$ 1,001.10	$ 2.42
Hypothetical- B		$ 1,000	$ 1,022.79	$ 2.45

Fidelity® Pennsylvania Municipal Money Market Fund	.50%
Actual		$ 1,000	$ 1,008.30	$ 2.53
Hypothetical- B		$ 1,000	$ 1,022.68	$ 2.55

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Pennsylvania Municipal Income Fund	$0
Fidelity Pennsylvania Municipal Money Market Fund	$10,142
During fiscal year ended 2022, 100% of each fund's income dividends were free from federal income tax, and 8.24% of Fidelity Pennsylvania Municipal Income Fund and 10.05% of Fidelity Pennsylvania Municipal Money Market Fund income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund) . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund) . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Fidelity Pennsylvania Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2021. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity believes the fee charged for the fund is reasonable for overall value of the services provided and also considered that in July 2022 the Board approved and recommended to shareholders for their approval the reorganization of the fund into Fidelity Municipal Money Market Fund. The Board further noted that the proposed reorganization was expected to result in a reduction in the fund's total expense ratio.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's all-inclusive (subject to certain limited exceptions) fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that each fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.540037.125
PFR-ANN-0323
Fidelity Flex® Funds

Fidelity Flex® Conservative Income Municipal Bond Fund

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity Flex® Conservative Income Municipal Bond Fund	0.49%	1.31%	1.27%

A     From October 12, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Conservative Income Municipal Bond Fund, on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

10,700
10,600
10,500
10,400
10,300
10,200
10,100
10,000
$9,900
2018
2019
2020
2021
2022
Period Ending Values
$10,683 Fidelity Flex® Conservative Income Municipal Bond Fund
$10,478 Bloomberg Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, began implementing an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Elizah McLaughlin, Ryan Brogan and Michael Maka:
For the fiscal year ending December 31, 2022, the fund returned 0.49%, net of fees, outpacing the 0.01% result of the Composite index, an equal-weighted blend of the benchmark, the Bloomberg Municipal Bond 1 Year (1-2Y) Index, and the iMoneyNet All Tax-Free National Retail Money Market Funds Average™. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the Composite index, the fund's duration (interest rate) positioning contributed to performance, The fund had less sensitivity to interest rates, as measured by its shorter duration, than the index and therefore was hurt less as interest rates rose. An overweight to variable-rate securities also contributed to relative performance, given that these securities outperformed fixed-rate securities for most of the year amid rising interest rates. In contrast, an overweight in lower-rated, investment-grade bonds was a key detractor because they lagged the Composite index as credit spreads widened. Larger-than-index exposure to industrial development securities and gas pre-pay bonds, two segments that trailed the index, detracted as well. Relative performance also was crimped by the fund's exposure to bonds with a mandatory tender structure, which lagged the index. Differences in the way fund holdings and index components were priced further hindered relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Five States (% of Fund's net assets)

Texas	11.4
California	9.6
Illinois	9.0
Georgia	6.8
New York	6.0

Revenue Sources (% of Fund's net assets)
Synthetics	31.3%
Industrial Development	13.0%
Health Care	9.0%
General Obligations	8.0%
Transportation	7.5%
Electric Utilities	6.9%
Resource Recovery	6.3%
Others* (Individually Less Than 5%)	18.0%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Maturity Diversification (% of Fund's Investments)
Days
1 - 7	50.6
8 - 30	4.4
31 - 60	9.9
61 - 90	1.0
91 - 180	6.5
> 180	27.6

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Municipal Bonds - 43.6%
	Principal Amount (a)	Value ($)
Alabama - 0.7%
Black Belt Energy Gas District:
Bonds Series 2018 A, 4%, tender 12/1/23 (b)	200,000	200,185
Series 2021 C1, 4% 12/1/23	100,000	99,899
Series 2022 C1:
5.25% 12/1/24	60,000	61,256
5.25% 12/1/25	95,000	98,079
Series 2022 E:
5% 6/1/23	15,000	15,071
5% 6/1/24	85,000	86,489
5% 6/1/25	90,000	92,811
5% 6/1/26	125,000	130,307
Southeast Alabama Gas Supply District Bonds (Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	270,000	269,054
TOTAL ALABAMA		1,053,151
Alaska - 0.1%
Alaska Int'l. Arpts. Revs. Series 2021 C, 5% 10/1/25 (c)	100,000	104,181
Arizona - 1.4%
Bullhead City Excise Taxes Series 2021 2, 0.6% 7/1/24	275,000	261,788
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (b)	160,000	158,758
Series 2019, 5%, tender 6/3/24 (b)(c)	1,280,000	1,300,407
Maricopa County Rev. Series 2016 A, 5% 1/1/23	100,000	100,000
Phoenix Civic Impt. Board Arpt. Rev. Series 2017 D, 5% 7/1/24	225,000	231,996
TOTAL ARIZONA		2,052,949
California - 2.8%
California Health Facilities Fing. Auth. Rev. Series 2016 A, 4% 3/1/23	300,000	300,248
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.):
Series 2021 A, 3.875%, tender 4/3/23 (b)(c)	400,000	399,915
Series 2021 B, 2.35%, tender 1/17/23 (b)(c)	1,300,000	1,299,256
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.):
Series 2010 A, 4.1%, tender 2/1/23 (b)(c)(d)	300,000	300,023
Series 2017 A2, 3.875%, tender 1/17/23 (b)(c)(d)	400,000	399,988
California Statewide Cmntys. Dev. Auth. Series 2021, 4% 5/15/23	100,000	100,247
California Statewide Cmntys. Dev. Auth. Rev. Series 2018 A, 5% 3/1/23	110,000	110,288
Long Beach Hbr. Rev. Series 2020 B, 5% 5/15/24 (c)	150,000	153,515
Los Angeles Dept. Arpt. Rev.:
Series 2015, 5% 5/15/23 (c)	100,000	100,569
Series 2019 E, 4% 5/15/23	125,000	125,491
Series 2022 C:
5% 5/15/24 (c)	85,000	86,992
5% 5/15/26 (c)	200,000	210,067
Series A, 5% 5/15/23 (c)	250,000	251,422
Northern California Pwr. Agcy. Rev. Series 2019 A, 5% 8/1/23	100,000	101,209
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2016 D, 5% 5/1/24	100,000	102,899
San Jose Int. Arpt. Rev.:
Series 2014 A, 5% 3/1/23 (Escrowed to Maturity) (c)	100,000	100,310
Series 2017 A, 5% 3/1/23 (Escrowed to Maturity) (c)	100,000	100,310
TOTAL CALIFORNIA		4,242,749
Colorado - 0.4%
Colorado Health Facilities Auth. Rev. Series 2014 E, 5% 11/15/24	200,000	205,859
Colorado Health Facilities Auth. Rev. Bonds Series 2019 A, 5% 1/1/23	165,000	165,000
Denver City & County Arpt. Rev. Series 2022 A, 5% 11/15/25 (c)	165,000	172,557
TOTAL COLORADO		543,416
Connecticut - 1.8%
Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/24	200,000	205,126
Series 2020 A, 5% 1/15/23	145,000	145,084
Series 2022 A, 3% 1/15/23	340,000	339,987
Connecticut Health & Edl. Facilities Auth. Rev. Bonds:
Series 2010 A4, 1.1%, tender 2/11/25 (b)	510,000	482,275
Series 2014 A, 1.1%, tender 2/7/23 (b)	300,000	299,188
Series 2017 C2, 5%, tender 2/1/23 (b)	275,000	275,462
Connecticut Hsg. Fin. Auth. Series C, 5% 11/15/23 (c)	100,000	101,373
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series 2013 A, 5% 1/1/23	115,000	115,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A:
5% 1/1/24	150,000	150,000
5% 1/1/24	100,000	100,000
Series A, 5% 5/1/23	325,000	327,148
Hartford Gen. Oblig. Series 2015 C, 5% 7/15/25 (Assured Guaranty Muni. Corp. Insured)	105,000	110,832
TOTAL CONNECTICUT		2,651,475
District Of Columbia - 0.5%
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2014 A:
5% 10/1/23 (c)	100,000	101,021
5% 10/1/24 (c)	110,000	112,919
Series 2017 A, 5% 10/1/24 (c)	100,000	102,654
Series 2020 A, 5% 10/1/24 (c)	400,000	410,616
TOTAL DISTRICT OF COLUMBIA		727,210
Florida - 1.8%
Broward County Arpt. Sys. Rev.:
Series 2012 P2, 5% 10/1/23	135,000	135,190
Series 2017, 5% 10/1/23 (c)	125,000	126,322
Series 2019 B, 5% 10/1/23 (c)	100,000	101,058
Citizens Property Ins. Corp. Series 2015 A1, 5% 6/1/25	100,000	103,198
Escambia County Poll. Cont. Rev. (Gulf Pwr. Co. Proj.) Series 2003, 2.6% 6/1/23	100,000	99,606
Florida Dev. Fin. Corp. Rev. Bonds (Brightline Florida Passenger Rail Expansion Proj.) Series 2021 A, 2.9%, tender 4/4/23 (b)(c)	600,000	598,288
Hillsborough County Aviation Auth. Rev. Series 2022 A, 5% 10/1/24 (c)	200,000	206,336
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/23	15,000	15,228
5% 10/1/24	35,000	36,338
5% 10/1/25	25,000	26,483
Lee County Arpt. Rev. Series 2021 A, 5% 10/1/24 (c)	55,000	56,170
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1, 5% 4/1/23	165,000	165,609
Miami-Dade County Aviation Rev. Series 2016 A, 5% 10/1/23	230,000	233,364
Miami-Dade County Health Facilities Auth. Hosp. Rev. (Nicklaus Children Hosp.) Series 2017, 5% 8/1/23	320,000	322,955
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2018 A, 4.035%, tender 7/1/24 (b)(c)	270,000	261,817
Miami-Dade County School Board Ctfs. of Prtn. Series 2015 A, 5% 5/1/23	175,000	176,083
Orlando & Orange County Expressway Auth. Rev. Series 2013 B, 5% 7/1/23	100,000	100,889
TOTAL FLORIDA		2,764,934
Georgia - 4.9%
Atlanta Arpt. Rev. Series 2019 B, 5% 7/1/24 (c)	100,000	102,490
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 2009 1st, 2.75%, tender 3/15/23 (b)	1,450,000	1,447,151
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2012, 2.875%, tender 8/19/25 (b)	210,000	207,214
Cobb County Kennestone Hosp. Auth. Rev.:
(Wellstar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/23	100,000	100,369
Series 2012, 5% 4/1/23	100,000	100,369
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2015 A, 5% 1/1/23	245,000	245,000
Series 2019 A, 5% 1/1/23	450,000	450,000
Series 2020 A:
5% 1/1/23	100,000	100,000
5% 1/1/24	145,000	147,330
Series 2021 A, 5% 1/1/23	145,000	145,000
Series GG, 5% 1/1/23	190,000	190,000
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 B, 1 month U.S. LIBOR + 0.750% 3.51%, tender 1/4/23 (b)(e)	450,000	448,002
Series 2018 C, 4%, tender 12/1/23 (b)	110,000	109,917
Series 2018 E, SIFMA Municipal Swap Index + 0.570% 4.23%, tender 1/5/23 (b)(e)	930,000	926,870
Series 2019 B, 4%, tender 12/2/24 (b)	265,000	265,008
Series 2018 A, 4% 3/1/23	200,000	200,037
Series 2022 A, 4% 12/1/25	70,000	70,158
Series 2022 B, 5% 6/1/26	1,900,000	1,954,868
Paulding County Hosp. Auth. Rev. Series 2022 A, 5% 4/1/25	150,000	155,773
TOTAL GEORGIA		7,365,556
Guam - 0.2%
Guam Pwr. Auth. Rev. Series 2022 A:
5% 10/1/23	85,000	85,781
5% 10/1/24	70,000	71,631
5% 10/1/25	85,000	88,170
TOTAL GUAM		245,582
Idaho - 0.1%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. (Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/23	100,000	101,051
Illinois - 4.6%
Champaign County Cmnty. Unit Series 2020 A, 0% 1/1/24	380,000	367,079
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2021 C, 5% 12/1/23	130,000	132,284
Chicago Midway Arpt. Rev.:
Series 2014 B, 5% 1/1/23	100,000	100,000
Series 2016 A, 5% 1/1/23 (c)	100,000	100,000
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2015 A, 5% 1/1/24 (c)	450,000	456,130
Series 2016 C, 5% 1/1/23	175,000	175,000
Series 2017 A, 5% 1/1/23	210,000	210,000
Series 2022 A, 5% 1/1/25 (c)	270,000	277,867
Chicago Park District Gen. Oblig. Series 2021 E, 4% 1/1/23	300,000	300,000
Cook County Gen. Oblig.:
Series 2021 B, 4% 11/15/23	75,000	75,391
Series 2022 A:
5% 11/15/24	350,000	361,275
5% 11/15/25	255,000	268,750
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 4.4%, tender 11/1/23 (b)(c)	500,000	501,391
Illinois Fin. Auth. Series 2022 A, 5% 10/1/23	200,000	200,730
Illinois Fin. Auth. Rev.:
Series 2015 A:
5% 11/15/23	150,000	152,316
5% 11/15/24	100,000	103,534
Series 2016 C, 5% 2/15/24	105,000	107,085
Series 2019, 5% 4/1/23	100,000	100,418
Illinois Gen. Oblig.:
Series 2013, 5% 7/1/23	100,000	100,654
Series 2017 D, 5% 11/1/23	200,000	202,075
Series 2021 A, 5% 3/1/23	70,000	70,149
Series 2022 A, 5% 3/1/23	60,000	60,128
Series 2022 B:
5% 3/1/24	230,000	233,192
5% 3/1/25	465,000	474,789
5% 3/1/26	340,000	349,214
Series 2022 D1, 5% 3/1/23	70,000	70,149
Illinois Sales Tax Rev. Series 2021 A:
4% 6/15/23	260,000	260,608
4% 6/15/24	135,000	135,727
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2018 A, 5% 1/1/23	180,000	180,000
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/23	370,000	372,712
5% 6/1/24	405,000	415,571
TOTAL ILLINOIS		6,914,218
Indiana - 1.6%
Indiana Dev. Fin. Auth. Envir. Rev. Bonds (Fulcrum Centerpoint, LLC Proj.) Series 2022, 4.5%, tender 11/15/23 (c)	1,500,000	1,499,052
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 4%, tender 10/2/23 (b)(c)	175,000	175,330
Indiana Fin. Auth. Rev. (Butler Univ. Proj.) Series 2019, 4% 2/1/24	200,000	201,937
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A, 5% 1/1/23	100,000	100,000
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2015 I, 5% 1/1/23 (c)	205,000	205,000
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2016 A, 5%, tender 3/1/23 (b)(c)	200,000	200,261
TOTAL INDIANA		2,381,580
Kentucky - 0.8%
Kenton County Arpt. Board Arpt. Rev. Series 2016, 5% 1/1/23	130,000	130,000
Kentucky State Property & Buildings Commission Rev.:
Series 2016, 5% 11/1/23	675,000	686,238
Series 2018, 5% 5/1/23	65,000	65,411
Kentucky, Inc. Pub. Energy Bonds:
Series 2018 A, 4%, tender 4/1/24 (b)	205,000	204,640
Series 2019 A1, 4%, tender 6/1/25 (b)	150,000	148,616
TOTAL KENTUCKY		1,234,905
Louisiana - 0.1%
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (b)	100,000	99,382
Maine - 0.4%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2021 A, 5% 7/1/23	625,000	630,860
Maryland - 0.1%
Maryland Dept. of Trans.:
Series 2022 A, 5% 12/1/24	25,000	26,092
Series 2022 B, 5% 12/1/23	30,000	30,584
Maryland Stadium Auth. Built to Learn Rev. Series 2022 A, 5% 6/1/24	120,000	123,366
TOTAL MARYLAND		180,042
Massachusetts - 2.4%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (b)	250,000	250,000
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds Series S3, SIFMA Municipal Swap Index + 0.500% 4.16%, tender 1/5/23 (b)(e)	200,000	199,941
Series 2021 A, 5% 6/1/23	360,000	361,877
Massachusetts Edl. Fing. Auth. Rev.:
Series 2014 I, 5% 1/1/25 (c)	310,000	318,431
Series 2015 A, 5% 1/1/24 (c)	580,000	588,184
Series 2016, 5% 7/1/24 (c)	15,000	15,334
Series 2017 A, 5% 7/1/25 (c)	80,000	82,788
Series 2022 B:
5% 7/1/24 (c)	30,000	30,646
5% 7/1/25 (c)	65,000	67,360
Massachusetts Gen. Oblig. Series 2021 B, 5% 11/1/23	1,195,000	1,215,976
Massachusetts Port Auth. Rev. Series 2019 C, 5% 7/1/23 (c)	150,000	151,355
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.:
Series 1997 A, 0% 1/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	115,000	111,220
Series 1997 C, 0% 1/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	120,000	120,000
TOTAL MASSACHUSETTS		3,513,112
Michigan - 0.8%
Lapeer Cmnty. Schools Series 2016, 5% 5/1/25	125,000	131,581
Michigan Fin. Auth. Rev.:
(Detroit Reg'l. Convention Facility Auth. Local Proj.) Series 2014 H1, 5% 10/1/24	105,000	106,591
Series 2022:
5% 4/15/25	160,000	167,422
5% 4/15/26	265,000	282,610
Michigan Gen. Oblig. Series 2016, 5% 3/15/23	100,000	100,413
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series 2022 A, 2.5% 6/1/25	70,000	68,884
Northern Michigan Univ. Revs. Series 2021, 5% 6/1/23	415,000	418,347
TOTAL MICHIGAN		1,275,848
Minnesota - 0.8%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2022 B, 5% 1/1/23 (c)	400,000	400,000
Minnesota Hsg. Fin. Agcy. Series 2022 A, 5% 8/1/24	360,000	371,875
Saint Cloud Health Care Rev. Series 2014 B, 5% 5/1/23	205,000	206,101
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2015 A, 5% 1/1/23	200,000	200,000
TOTAL MINNESOTA		1,177,976
Missouri - 0.2%
Missouri Health & Edl. Facilities Rev. Series 2014 A, 5% 6/1/23	235,000	236,608
Montana - 0.1%
Montana Facility Fin. Auth. Rev. Series 2019 A, 5% 1/1/23	100,000	100,000
Nebraska - 0.4%
Lincoln Arpt. Auth. Series 2021, 5% 7/1/25 (c)	550,000	570,899
Nevada - 0.4%
Nevada Dept. of Bus. & Industry Bonds:
(Republic Svcs., Inc. Proj.) Series 2001, 3.75%, tender 6/1/23 (b)(c)(d)	200,000	199,591
Series 2020 A, 0.85%, tender 1/26/23 (b)(c)(d)	400,000	399,228
TOTAL NEVADA		598,819
New Jersey - 2.7%
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/24	185,000	191,047
Series 2005 N1, 5.5% 9/1/23	400,000	405,573
Series 2013, 5% 3/1/25	380,000	381,050
Series 2019, 5.25% 9/1/24 (d)	320,000	330,666
New Jersey Gen. Oblig. Series 2020 A, 5% 6/1/24	140,000	144,104
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A, 5% 7/1/23	240,000	242,297
Series 2017 A, 5% 7/1/23	135,000	136,173
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2016 1A:
5% 12/1/23 (c)	100,000	101,361
5% 12/1/24 (c)	170,000	175,086
Series 2017 1A, 5% 12/1/24 (c)	350,000	360,078
Series 2021 A, 5% 12/1/23 (c)	200,000	202,722
Series 2022 B, 5% 12/1/25 (c)	250,000	260,023
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Series 2021 B, 0.5% 11/1/23	90,000	87,981
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/23	300,000	301,544
5% 6/1/24	255,000	259,284
New Jersey Trans. Trust Fund Auth.:
Series 2004 A, 5.75% 6/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	100,000	106,174
Series 2006 C, 0% 12/15/24	260,000	245,306
Series 2014 AA, 5% 6/15/25	100,000	102,510
TOTAL NEW JERSEY		4,032,979
New Mexico - 0.2%
New Mexico Edl. Assistance Foundation Series 2021 1A, 5% 9/1/23 (c)	100,000	100,921
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev. Bonds Series 2019 A, 5%, tender 5/1/25 (b)	150,000	153,739
TOTAL NEW MEXICO		254,660
New York - 0.8%
Genesee County Fdg. Corp. (Rochester Reg'l. Health Proj.) Series 2022 A:
5% 12/1/24	175,000	179,615
5% 12/1/25	175,000	181,918
New York City Indl. Dev. Agcy. Rev. Series 2021 A, 5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	35,000	36,999
New York Metropolitan Trans. Auth. Rev.:
Series 2017 B, 5% 11/15/23	390,000	395,032
Series 2020 A, 5% 2/1/23	200,000	200,146
New York State Dorm. Auth. Series 2017 A:
5% 2/15/23	30,000	30,072
5% 2/15/23 (Escrowed to Maturity)	95,000	95,213
New York Trans. Dev. Corp. (Term. 4 JFK Int'l. Arpt. Proj.) Series 2020 A, 5% 12/1/25 (c)	45,000	46,577
TOTAL NEW YORK		1,165,572
New York And New Jersey - 0.6%
Port Auth. of New York & New Jersey:
Series 177, 5% 7/15/23 (c)	235,000	235,212
Series 178, 5% 12/1/23 (c)	135,000	136,656
Series 186, 5% 10/15/23 (c)	100,000	101,038
Series 2017 202, 5% 10/15/23 (c)	225,000	227,337
Series 2018, 5% 9/15/25 (c)	145,000	151,033
TOTAL NEW YORK AND NEW JERSEY		851,276
North Carolina - 0.2%
Charlotte Int'l. Arpt. Rev. Series 2017 B, 5% 7/1/23 (c)	130,000	131,041
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2021 B, 5%, tender 12/2/24 (b)	115,000	119,269
TOTAL NORTH CAROLINA		250,310
Ohio - 1.2%
American Muni. Pwr., Inc. Rev. Series 2021 A:
5% 2/15/23	200,000	200,387
5% 2/15/24	200,000	204,038
Miami Univ. Series 2022 A, 5% 9/1/23	50,000	50,653
Ohio Gen. Oblig. Series 2021 A, 5% 3/1/23	100,000	100,320
Ohio Higher Ed. Facilities Commission Healthcare Rev. Series 2022:
5% 1/1/23	235,000	235,000
5% 1/1/25	200,000	204,088
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/25	215,000	223,960
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A, 5% 2/15/25	105,000	110,007
Wright State Univ. Gen. Receipts Series 2021 A, 4% 5/1/23 (Build America Mutual Assurance Insured)	500,000	500,519
TOTAL OHIO		1,828,972
Oklahoma - 0.1%
Univ. of Oklahoma Gen. Rev. Series 2021 A, 5% 7/1/23 (Assured Guaranty Muni. Corp. Insured)	150,000	151,355
Oregon - 0.4%
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (b)	125,000	124,029
Port of Portland Arpt. Rev.:
Series 2022, 5% 7/1/25 (c)	195,000	202,694
Series 26 C, 5% 7/1/24 (c)	300,000	306,985
TOTAL OREGON		633,708
Pennsylvania - 3.6%
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev. Series 2021 A, 5% 3/1/23	625,000	626,539
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 5% 7/15/23	315,000	318,061
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series 2020 B, 5% 6/1/23	1,000,000	1,008,066
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/23	100,000	100,643
Delaware County Auth. Univ. Rev. Series 2014, 5% 8/1/23	150,000	151,728
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2019 A, 3.875%, tender 1/17/23 (b)(c)	100,000	99,997
Series 2019 B1, 3.875%, tender 1/17/23 (b)(c)	100,000	99,997
(Republic Svcs., Inc. Proj.):
Series 2014, 3.8%, tender 1/3/23 (b)(c)	1,800,000	1,800,000
Series 2019 B2, 2.35%, tender 1/17/23 (b)(c)	400,000	399,771
(Waste Mgmt., Inc. Proj.) Series 2013, 4%, tender 2/1/23 (b)(c)	500,000	499,978
(Waste Mgmt., Inc. Proj.) Series 2021 A, SIFMA Municipal Swap Index + 0.400% 4.06%, tender 6/3/24 (b)(c)(e)	100,000	97,197
Pennsylvania Hsg. Fin. Agcy.:
Series 2021 135 B:
5% 4/1/23 (c)	10,000	10,026
5% 4/1/24 (c)	10,000	10,156
5% 4/1/25 (c)	15,000	15,462
Series 2021 137, 0.4% 4/1/23	40,000	39,715
Philadelphia Gas Works Rev. Series 2015 13, 5% 8/1/24	100,000	102,846
TOTAL PENNSYLVANIA		5,380,182
Pennsylvania, New Jersey - 0.1%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. (Port District Proj.) Series 2012, 5% 1/1/24	225,000	225,000
Rhode Island - 0.1%
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2012, 5% 11/1/24	115,000	115,166
South Carolina - 0.9%
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	545,000	544,519
South Carolina Pub. Svc. Auth. Rev.:
Series 2013, 5% 12/1/25	350,000	367,392
Series 2022 A, 5% 12/1/24	315,000	325,782
Spartanburg County Reg'l. Health Series 2022, 5% 4/15/23	100,000	100,407
TOTAL SOUTH CAROLINA		1,338,100
Tennessee - 0.7%
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	715,000	725,414
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (b)	300,000	300,485
TOTAL TENNESSEE		1,025,899
Texas - 1.9%
Austin Arpt. Sys. Rev.:
Series 2019, 5% 11/15/24 (c)	125,000	128,935
Series 2022, 5% 11/15/25 (c)	105,000	109,604
El Paso Gen. Oblig. Series 2021 C, 5% 8/15/23	75,000	75,948
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Bonds Series 2019 B, 5%, tender 12/1/24 (b)	205,000	211,786
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.) Series 2015, 5% 5/15/23	215,000	216,380
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2020 A, 4.1%, tender 2/1/23 (b)(c)	500,000	500,039
(Waste Mgmt., Inc. Proj.) Series 2020 B, 3.5%, tender 3/1/23 (b)(c)	400,000	399,522
North Texas Tollway Auth. Rev.:
Series 2017 B:
5% 1/1/23	105,000	105,000
5% 1/1/24	5,000	5,007
5% 1/1/24 (Pre-Refunded to 1/1/23 @ 100)	145,000	145,000
Series 2021 B, 5% 1/1/26	65,000	68,788
Port of Houston Auth. Series 2021, 5% 10/1/23	105,000	106,613
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2018, SIFMA Municipal Swap Index + 0.870% 4.53%, tender 12/1/25 (b)(e)	455,000	455,002
Series 2022, 5% 2/1/26	50,000	53,263
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Bonds (Baylor Scott & White Health Proj.) Series 2022 E, 5%, tender 5/15/26 (b)	225,000	237,552
TOTAL TEXAS		2,818,439
Utah - 0.1%
Salt Lake City Arpt. Rev. Series 2018 A, 5% 7/1/24 (c)	105,000	107,537
Utah County Hosp. Rev. Series 2016 A, 5% 5/15/23	110,000	110,746
TOTAL UTAH		218,283
Virginia - 1.4%
Sussex County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2003 A, 3%, tender 5/1/23 (b)(c)	2,000,000	1,994,600
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (b)	100,000	98,880
TOTAL VIRGINIA		2,093,480
Washington - 0.8%
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (b)	135,000	123,537
Port of Seattle Rev.:
Series 2015 B, 5% 3/1/24	100,000	102,301
Series 2016, 5% 2/1/25	120,000	125,118
Series 2021 C:
5% 8/1/23 (c)	100,000	100,781
5% 8/1/24 (c)	205,000	209,850
Series 2022 B:
5% 8/1/24 (c)	160,000	163,786
5% 8/1/25 (c)	150,000	156,127
5% 8/1/26 (c)	95,000	100,062
Tobacco Settlement Auth. Rev. Series 2018, 5% 6/1/23	155,000	156,266
TOTAL WASHINGTON		1,237,828
Wisconsin - 0.4%
Wisconsin Health & Edl. Facilities:
(Agnesian Healthcare Proj.) Series 2017, 5% 7/1/23	100,000	100,859
Bonds Series 2018 B, 5%, tender 1/25/23 (b)	110,000	110,109
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2022, 5% 10/1/25	360,000	379,691
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C, 0.61%, tender 5/1/24 (b)	15,000	14,279
TOTAL WISCONSIN		604,938
TOTAL MUNICIPAL BONDS (Cost $65,986,196)		64,992,650

Municipal Notes - 52.1%
	Principal Amount (a)	Value ($)
Alabama - 0.3%
Birmingham Indl. Dev. Board Solid Waste Rev. (American Cast Iron Pipe Co. Proj.) Series 2000, 3.85% 1/6/23, LOC Bank of America NA, VRDN (b)(c)	180,000	180,000
Jefferson County Ala Board Ed. Pubs Participating VRDN Series XM 10 90, 2.26% 1/3/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	300,000	300,000
TOTAL ALABAMA		480,000
Arizona - 1.6%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 10 91, 3.21% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(f)(g)	100,000	100,000
Glendale Indl. dev auth Sr Living Facilities Rev. Participating VRDN Series BC 22 01, 3.44% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(f)(g)	300,000	300,000
Maricopa County Poll. Cont. Rev.:
Series 2009 C, 4% 1/6/23, VRDN (b)	1,000,000	1,000,000
Series 2009 D, 4% 1/6/23, VRDN (b)	830,000	830,000
Phoenix Civic Impt. Board Arpt. Rev. Participating VRDN Series 2018 XM 06 15, 3.85% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(c)(f)(g)	100,000	100,000
TOTAL ARIZONA		2,330,000
California - 6.8%
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Participating VRDN Series XF 30 07, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(f)(g)	700,000	700,000
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floater MIZ 91 13, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)	200,000	200,000
Los Angeles Cmnty. Redev. Agcy. Multi-family Hsg. Rev. Participating VRDN:
Series 2022 MIZ 90 89, 3.91% 1/6/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(f)(g)	1,700,000	1,700,000
Series 2022 MIZ 90 90, 3.91% 1/6/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(f)(g)	2,600,000	2,600,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 90 97, 3.91% 1/6/23, LOC Mizuho Cap. Markets LLC (b)(f)(g)	200,000	200,000
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Participating VRDN Series XM 10 54, 3.84% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	2,300,000	2,300,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN Series 2022 XF 30 51, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	300,000	300,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 15, 3.96% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	2,200,000	2,200,000
TOTAL CALIFORNIA		10,200,000
Colorado - 1.0%
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN Series XM 10 61, 3.91% 1/5/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	300,000	300,000
Denver City & County Arpt. Rev. Participating VRDN:
Series Floaters XL 00 90, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	400,000	400,000
Series Floaters XM 07 15, 3.91% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	800,000	800,000
TOTAL COLORADO		1,500,000
Florida - 1.7%
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series XM 10 93, 2.12% 1/3/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	400,000	400,000
Hillsborough County Aviation Auth. Rev. Participating VRDN Series XL 02 90, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(f)(g)	500,000	500,000
Lee Memorial Health Sys. Hosp. Rev. Series 2019 B, 4.21% 1/6/23, VRDN (b)	1,440,000	1,440,000
Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 3.74% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	200,000	200,000
TOTAL FLORIDA		2,540,000
Georgia - 1.9%
Appling County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Hatch Proj.) Series 1997, 3.9% 1/3/23, VRDN (b)	800,000	800,000
Bartow County Dev. Auth. (Georgia Pwr. Co. Plant Bowen Proj.) Series 2022:
3.8% 1/3/23, VRDN (b)(c)	750,000	750,000
3.9% 1/3/23, VRDN (b)(c)	1,280,000	1,280,000
TOTAL GEORGIA		2,830,000
Hawaii - 1.6%
Hawaii Arpts. Sys. Rev. Participating VRDN:
Series XG 03 86, 3.84% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	100,000	100,000
Series XM 10 55, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	2,300,000	2,300,000
TOTAL HAWAII		2,400,000
Illinois - 4.4%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series 2022 XL 03 14, 3.93% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	1,300,000	1,300,000
Series XM 10 38, 3.93% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	800,000	800,000
Series XM 10 41, 3.96% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	1,400,000	1,400,000
Series XM 10 78, 3.93% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	1,600,000	1,600,000
Series XX 12 43, 3.86% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(f)(g)	400,000	400,000
Deutsche Spears/Lifers Trust Participating VRDN Series 2016 XG 00 93, 3.86% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(f)(g)	300,000	300,000
Village of Oswego Indl. Dev. (Griffith Laboratories Worldwide, Inc.) Series 1995, 3.85% 1/6/23, LOC Wells Fargo Bank NA, VRDN (b)(c)	720,000	720,000
TOTAL ILLINOIS		6,520,000
Indiana - 0.1%
Lucky Heights Tc, Lp Participating VRDN Series XF 11 41, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	200,000	200,000
Kentucky - 0.9%
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Participating VRDN Series XF 24 84, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(f)(g)	100,000	100,000
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.) Series 2020 A1, 4.28% 1/3/23, VRDN (b)(c)	1,300,000	1,300,000
TOTAL KENTUCKY		1,400,000
Louisiana - 5.7%
Galilee Sr. Hsg., Lp Participating VRDN Series XF 11 21, 3.91% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	300,000	300,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 4.12% 1/6/23, VRDN (b)	8,195,000	8,195,000
TOTAL LOUISIANA		8,495,000
Maryland - 0.4%
Baltimore County Gen. Oblig. Participating VRDN Series 2022 032, 3.86% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(f)(g)	200,000	200,000
Integrace Obligated Group Participating VRDN Series 2022 024, 3.86% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(f)(g)	400,000	400,000
TOTAL MARYLAND		600,000
Massachusetts - 0.1%
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	100,000	100,000
Michigan - 0.3%
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Participating VRDN Series XM 10 91, 2.01% 1/3/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	400,000	400,000
Minnesota - 0.1%
Duluth Minn Hsg. & Redev. Auth. MultiFamily Hsg. Rev. Participating VRDN Series 2021 XF 11 30, 3.69% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	100,000	100,000
Missouri - 0.3%
Kansas City Indl. Dev. Auth. Participating VRDN Series XL 03 3, 3.96% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)(g)	500,000	500,000
Montana - 0.8%
Montana Board of Hsg. Participating VRDN Series Floater MIZ 90 62, 3.81% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	1,110,000	1,110,000
Nevada - 0.3%
Nevada Hsg. Division Participating VRDN Series 2022 MIZ 90 91, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	500,000	500,000
New Jersey - 0.3%
New Jersey Trans. Trust Fund Auth. Participating VRDN Series XM 10 47, 3.86% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	500,000	500,000
New Mexico - 0.1%
New Mexico St Hosp. Equip. Ln. Co. Participating VRDN Series 2022 034, 3.86% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(f)(g)	205,000	205,000
New York - 5.2%
New York City Gen. Oblig. Series 2012 2, 3.97% 1/9/23, VRDN (b)	3,405,000	3,405,000
New York Dorm. Auth. Rev. Participating VRDN Series XF 13 28, 3.83% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	300,000	300,000
New York Liberty Dev. Corp. Participating VRDN Series XF 12 42, 3.83% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	265,000	265,000
New York Metropolitan Trans. Auth. Rev. Participating VRDN:
Series XF 13 21, 3.84% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	400,000	400,000
Series XF 13 55, 3.84% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	400,000	400,000
Series ZF 02 18, 3.84% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	200,000	200,000
RIB Floater Trust Various States Participating VRDN Series Floater 2022 007, 4.06% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(f)(g)	2,600,000	2,600,000
Rockland County Indl. Dev. Agcy. Participating VRDN Series XF 11 32, 3.86% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	200,000	200,000
TOTAL NEW YORK		7,770,000
Ohio - 1.1%
Ohio Hosp. Rev.:
Series 2013 B, 4.14% 1/6/23, VRDN (b)	400,000	400,000
Series 2015 B, 4.14% 1/5/26, VRDN (b)	900,000	900,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. Participating VRDN Series XF 10 92, 3.59% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	300,000	300,000
TOTAL OHIO		1,600,000
Oklahoma - 0.6%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 B, 4.21% 1/5/26, VRDN (b)	750,000	750,000
Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	145,000	145,000
TOTAL OKLAHOMA		895,000
Oregon - 2.1%
Oregon St Hsg. & Cmnty. Svcs. Dep Participating VRDN Series 2021 XF 11 23, 3.65% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	3,130,000	3,130,000
Pennsylvania - 1.2%
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Participating VRDN Series XF 10 95, 3.69% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	200,000	200,000
Philadelphia Auth. for Indl. Dev.:
Participating VRDN Series MIZ 90 51, 3.35% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	100,000	100,000
Series 2017 B, 4.17% 1/5/26, VRDN (b)	1,450,000	1,450,000
TOTAL PENNSYLVANIA		1,750,000
South Carolina - 1.1%
Greenville Hosp. Sys. Facilities Rev. Participating VRDN Series XF 01 45, 3.86% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(f)(g)	200,000	200,000
South Carolina Pub. Svc. Auth. Rev. Participating VRDN Series 2021 XF 12 43, 3.82% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	1,495,000	1,495,000
TOTAL SOUTH CAROLINA		1,695,000
Tennessee - 0.3%
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Participating VRDN Series XF 10 97, 3.56% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	500,000	500,000
Texas - 9.5%
Austin Affordable Pfc, Inc. Multifamily Hsg. Rev. Participating VRDN Series XF 11 19, 3.75% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	200,000	200,000
Austin Arpt. Sys. Rev. Participating VRDN Series XG 04 27, 3.91% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	400,000	400,000
Cap. Area Hsg. Fin. Corp. Multi-family Hsg. Rev. Participating VRDN Series XF 11 31, 3.85% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	1,200,000	1,200,000
Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)(h)	200,000	200,000
Hurst Participating VRDN Series XF 10 94, 3.7% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	100,000	100,000
North Central Texas Hsg. Fin. Corp. Mu Participating VRDN Series XF 10 99, 3.86% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	1,100,000	1,100,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 4.2% 1/3/23, VRDN (b)	800,000	800,000
Series 2004, 4.51% 1/6/23, VRDN (b)(c)	5,400,000	5,400,000
Series 2010 D:
4.45% 1/6/23, VRDN (b)	800,000	800,000
4.46% 1/6/23, VRDN (b)	100,000	100,000
Reg Bridge Propco I Llc Participating VRDN Series DBE 80 90, 4.06% 2/28/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)(h)	1,800,000	1,800,000
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Participating VRDN Series XG 03 89, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG) (b)(f)(g)	400,000	400,000
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Participating VRDN Series XF 10 98, 3.36% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	1,400,000	1,400,000
Texas St Technical College Sys. Participating VRDN Series 2022 XF 14 11, 3.86% 1/6/23 (Liquidity Facility Bank of America NA) (b)(f)(g)	200,000	200,000
TOTAL TEXAS		14,100,000
Utah - 1.6%
Roers Salt Lake City Apt. Participating VRDN Series XF 11 38, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	100,000	100,000
Salt Lake City Arpt. Rev. Participating VRDN Series 17 XM 0493, 3.86% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(f)(g)	2,000,000	2,000,000
Utah Hsg. Corp. Multi-family Hsg. Rev. Participating VRDN Series 2021 XF 11 00, 3.78% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	300,000	300,000
TOTAL UTAH		2,400,000
Virginia - 0.3%
Lynchburg Econ. Dev. Participating VRDN Series XL 00 75, 3.91% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	300,000	300,000
Waters At James Crossing, LP Participating VRDN Series XG 03 90, 3.96% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(f)(g)	200,000	200,000
TOTAL VIRGINIA		500,000
Washington - 0.1%
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 3.91% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(f)(g)	100,000	100,000
West Virginia - 0.3%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 4.18% 1/5/26, VRDN (b)	400,000	400,000
TOTAL MUNICIPAL NOTES (Cost $77,750,000)		77,750,000

Money Market Funds - 5.7%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 3.72% (i)(j) (Cost $8,525,006)	8,523,295	8,524,997

TOTAL INVESTMENT IN SECURITIES - 101.4% (Cost $152,261,202)	151,267,647
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(2,142,241)
NET ASSETS - 100.0%	149,125,406

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,629,496 or 1.1% of net assets.

(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Provides evidence of ownership in one or more underlying municipal bonds.
(g)	Coupon rates are determined by re-marketing agents based on current market conditions.
(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,255,000 or 4.2% of net assets.

(i)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	8/05/22	200,000

Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 3.74% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	1/27/22	200,000

Montana Board of Hsg. Participating VRDN Series Floater MIZ 90 62, 3.81% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	8/17/22	1,110,000

Nevada Hsg. Division Participating VRDN Series 2022 MIZ 90 91, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	2/10/22	500,000

Philadelphia Auth. for Indl. Dev. Participating VRDN Series MIZ 90 51, 3.35% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	11/12/20	100,000

Reg Bridge Propco I Llc Participating VRDN Series DBE 80 90, 4.06% 2/28/23 (Liquidity Facility Deutsche Bank AG New York Branch)	9/27/22	1,800,000

San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 15, 3.96% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	12/01/22 - 12/19/22	2,200,000

Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 3.91% 2/3/23 (Liquidity Facility Mizuho Cap. Markets LLC)	8/11/22	145,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	7,907,002	63,577,009	62,959,000	89,847	-	(14)	8,524,997	0.3%
Total	7,907,002	63,577,009	62,959,000	89,847	-	(14)	8,524,997

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	142,742,650	-	142,742,650	-

Money Market Funds	8,524,997	8,524,997	-	-
Total Investments in Securities:	151,267,647	8,524,997	142,742,650	-
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $143,736,196)		142,742,650
Fidelity Central Funds (cost $8,525,006)		8,524,997

Total Investment in Securities (cost $152,261,202)			$151,267,647
Receivable for investments sold			100,513
Receivable for fund shares sold			144,646
Interest receivable			1,010,198
Distributions receivable from Fidelity Central Funds			23,232
Other receivables			45
Total assets			152,546,281
Liabilities
Payable to custodian bank		$58,291
Payable for investments purchased		2,900,000
Payable for fund shares redeemed		136,880
Distributions payable		325,452
Other payables and accrued expenses		252
Total Liabilities			3,420,875
Net Assets			$149,125,406
Net Assets consist of:
Paid in capital			$150,116,152
Total accumulated earnings (loss)			(990,746)
Net Assets			$149,125,406
Net Asset Value , offering price and redemption price per share ($149,125,406 ÷ 14,971,879 shares)			$9.96

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$1,654,697
Income from Fidelity Central Funds		89,760
Total Income		1,744,457
Expenses
Independent trustees' fees and expenses	469
Tax expense	252
Total Expenses		721
Net Investment income (loss)		1,743,736
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	2,844
Capital gain distributions from Fidelity Central Funds	87
Total net realized gain (loss)		2,931
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(1,094,823)
Fidelity Central Funds	(14)
Total change in net unrealized appreciation (depreciation)		(1,094,837)
Net gain (loss)		(1,091,906)
Net increase (decrease) in net assets resulting from operations		$651,830
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,743,736	$589,617
Net realized gain (loss)	2,931	5,696
Change in net unrealized appreciation (depreciation)	(1,094,837)	(178,118)
Net increase (decrease) in net assets resulting from operations	651,830	417,195
Distributions to shareholders	(1,742,874)	(603,242)
Share transactions
Proceeds from sales of shares	96,062,017	130,607,143
Reinvestment of distributions	-	16,296
Cost of shares redeemed	(91,447,126)	(64,903,201)
Net increase (decrease) in net assets resulting from share transactions	4,614,891	65,720,238
Total increase (decrease) in net assets	3,523,847	65,534,191

Net Assets
Beginning of period	145,601,559	80,067,368
End of period	$149,125,406	$145,601,559

Other Information
Shares
Sold	9,635,807	13,003,310
Issued in reinvestment of distributions	-	1,622
Redeemed	(9,179,850)	(6,462,435)
Net increase (decrease)	455,957	6,542,497

Financial Highlights
Fidelity Flex® Conservative Income Municipal Bond Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$10.03	$10.04	$10.02	$9.98	$9.98
Income from Investment Operations
Net investment income (loss) A,B	.118	.052	.121	.192	.179
Net realized and unrealized gain (loss)	(.069)	(.007)	.026	.044	(.004)
Total from investment operations	.049	.045	.147	.236	.175
Distributions from net investment income	(.119)	(.054)	(.125)	(.193)	(.174)
Distributions from net realized gain	-	(.001)	(.002)	(.003)	(.001)
Total distributions	(.119)	(.055)	(.127)	(.196)	(.175)
Net asset value, end of period	$9.96	$10.03	$10.04	$10.02	$9.98
Total Return C	.49%	.45%	1.48%	2.39%	1.77%
Ratios to Average Net Assets B,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	1.19%	.52%	1.21%	1.92%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$149,125	$145,602	$80,067	$54,558	$36,787
Portfolio turnover rate G	58%	44%	36%	52%	11%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount represents less than .005%.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Flex Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.   Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed short-term capital gain which is included in Tax expense on the Statement of Operations.   As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,731
Gross unrealized depreciation	(1,001,104)
Net unrealized appreciation (depreciation)	$(993,373)
Tax Cost	$152,261,020

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$1,239
Undistributed ordinary income	$1,388
Net unrealized appreciation (depreciation) on securities and other investments	$(993,373)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Tax-exempt Income	$1,742,874	$589,242
Ordinary Income	-	14,000
Total	$1,742,874	$603,242

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Conservative Income Municipal Bond Fund	40,066,519	43,037,596
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.   Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Flex Conservative Income Municipal Bond Fund	5,685,000	8,500,000	-

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Conservative Income Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity Flex® Conservative Income Municipal Bond Fund	-%- D
Actual		$ 1,000	$ 1,008.90	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2022, 100% of the fund's income dividends were free from federal income tax, and 34.76% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs. The Board noted there was a portfolio management change for the fund in October 2021.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale . The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

1.9884863.105
XCB-ANN-0323

Item 2.

Code of Ethics

As of the end of the period, December 31, 2022, Fidelity Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Municipal Bond Fund, Fidelity Flex Conservative Income Municipal Bond Fund, Fidelity Flex Municipal Income Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund and Fidelity Pennsylvania Municipal Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$43,600	$3,500	$5,200	$1,600
Fidelity Flex Conservative Income Municipal Bond Fund	$45,300	$3,700	$5,200	$1,600
Fidelity Flex Municipal Income Fund	$45,300	$3,700	$5,200	$1,600
Fidelity Limited Term Municipal Income Fund	$51,000	$4,100	$5,200	$1,800
Fidelity Michigan Municipal Income Fund	$41,500	$3,400	$5,200	$1,500
Fidelity Minnesota Municipal Income Fund	$41,500	$3,400	$5,200	$1,500
Fidelity Municipal Income Fund	$52,100	$4,200	$5,300	$1,800
Fidelity Ohio Municipal Income Fund	$41,500	$3,400	$5,200	$1,500
Fidelity Pennsylvania Municipal Income Fund	$41,500	$3,400	$5,200	$1,500

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$42,500	$3,800	$5,100	$1,600
Fidelity Flex Conservative Income Municipal Bond Fund	$44,100	$3,900	$5,100	$1,700
Fidelity Flex Municipal Income Fund	$44,100	$3,900	$5,100	$1,700
Fidelity Limited Term Municipal Income Fund	$49,600	$4,300	$5,100	$1,900
Fidelity Michigan Municipal Income Fund	$40,400	$3,600	$5,100	$1,600
Fidelity Minnesota Municipal Income Fund	$40,400	$3,600	$5,100	$1,600
Fidelity Municipal Income Fund	$50,800	$4,400	$5,100	$1,900
Fidelity Ohio Municipal Income Fund	$40,400	$3,600	$5,100	$1,600
Fidelity Pennsylvania Municipal Income Fund	$40,400	$3,600	$5,100	$1,600

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2022A	December 31, 2021A
Audit-Related Fees	$7,914,600	$8,522,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2022A	December 31, 2021A
PwC	$12,977,100	$14,215,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 21, 2023